UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022 through April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report
J.P. Morgan Specialty Funds
April 30, 2023  (Unaudited)
JPMorgan Opportunistic Equity Long/Short Fund
JPMorgan Research Market Neutral Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
June 15, 2023 (Unaudited)
Dear Shareholder,
Financial markets largely generated positive returns for the six months ended April 30, 2023, even as rising interest rates, weaker corporate earnings and geopolitical uncertainty weighed on global economic growth. Overall, global equity markets – led by European stocks – generally outperformed bond markets for the reporting period.

“While the effects of rising interest
rates is likely to adversely impact
economic growth in the months
ahead, other factors may aid the
global economic outlook, as energy
prices have trended downward in
recent months and the re-opening of
China’s economy may provide
support for increased global trade.”
— Brian S. Shlissel

While economic growth has slowed in recent quarters, to date, the U.S. has avoided formal entry into a recession. Moreover, inflation has decelerated from last year’s historical highs as energy and electricity prices receded in 2023, allowing the U.S. Federal Reserve in June 2023 to refrain from further raising interest rates for the first time since January 2022, though the central bank stated it may find it necessary to raise rates in the future. The job market in the U.S. remained strong throughout the period as the reported monthly unemployment rate ranged between 3.6% and 3.4% for the six months ended April 30, 2023.
Across Europe, inflationary pressures remained high and both the European Central Bank and the Bank of England continued to raise interest rates during the period. Unemployment across the EU stood at 6%, while the U.K. jobless rate fell to 3.8% in
April 2023. Notably, European equity markets generally outperformed other developed markets during the period, potentially driven by more attractive valuations relative to U.S. companies.
The International Monetary Fund’s (IMF) April 2023 economic outlook warned that global output is likely to decline to 2.8% for 2023, amid weakness in parts of the financial sector, continued inflationary pressures and the ongoing war in Ukraine. Further, the IMF forecast developed market economies to decelerate at a faster pace than emerging market economies.
While the effects of rising interest rates is likely to adversely impact economic growth in the months ahead, other factors may aid the global economic outlook, as energy prices have trended downward in recent months and the re-opening of China’s economy may provide support for increased global trade.  Regardless of the economic backdrop, we believe investors who hold a well-diversified portfolio and a long-term outlook may be better positioned to benefit from opportunities presented by global financial markets. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

April 30, 2023	J.P. Morgan Specialty Funds	1

J.P. Morgan Specialty Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2023 (Unaudited)
Global financial markets largely generated positive returns for the period and completed a rebound from the sell-offs that marked the middle of 2022. Developed markets equity generally outperformed emerging markets equity, while European equity markets outperformed U.S. equity.
However, equity markets performance was mixed on a month-to-month basis, even if the overall trend was upward. For the six months ended April 30, 2023, the MSCI EAFE Index returned 24.19%, the MSCI Emerging Markets Index returned 16.36% and the S&P 500 Index returned 8.63%.
Leading central banks continued to raise interest rates throughout the six-month period, though the size of increases narrowed in 2023 as the policy response to inflationary pressure grew less aggressive. Notably, the Bank of Japan maintained its negative interest rate policy amid weak consumption data and marginal economic growth.
While global inflation rates remained elevated during the period, they retreated from the 40-year highs reached in 2022, and price data in the U.S. and the Euro Area indicated a slowing trend. Though inflation in the U.K. declined in the final months of 2022, the U.K. consumer price index rose more than expected in 2023.
Lower energy prices were a leading contributor to declining global inflation in the second half of the period. Following Russia’s invasion of Ukraine in late February 2022, the European Union and the U.K. largely avoided an extended energy crisis by securing alternative sources to Russian natural gas and moved to build up reserves of both natural gas and petroleum ahead of the winter months.
Meanwhile, economic activity and aggregate demand in China accelerated after the country’s leadership lifted strict anti-pandemic policies in late 2022. The rebound in China helped to lift equity prices in China and its leading emerging market trading partners.

2	J.P. Morgan Specialty Funds	April 30, 2023

JPMorgan Opportunistic Equity Long/Short Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(4.39)%
S&P 500 Index	8.63%
ICE BofA 3-Month US Treasury Bill Index	2.10%
Net Assets as of 4/30/2023 (In Thousands)	$257,436
INVESTMENT OBJECTIVE**
The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s long position in the information technology sector and its short position in the industrials sector were leading detractors from performance relative to the Benchmark. The Fund’s long position in the financials sector and its short position in the real estate sector were leading contributors to relative performance.
Leading individual detractors from absolute performance included the Fund’s long positions in NIO Inc., and short positions in Old Dominion Freight Line Inc. and CarMax Inc. Shares of NIO, a Chinese electric vehicle manufacturer, fell amid investor concerns about increased price competition within the electric vehicle market. Old Dominion Freight Line, a shipping company, rose amid favorable pricing trends in the industry and the company’s expense controls. CarMax, an online vehicle wholesaler, rose as prices for used automobiles stabilized during the period.
Leading individual contributors to absolute performance included the Fund’s long positions in Tesla Inc., Fiserv Inc. and Charter Communications Inc. Shares of Tesla, a manufacturer of electric automobiles and battery storage systems, rose amid better-than-expected results during the period. Shares of Fiserv, a financial transactions and payment services provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023 and raised its forecast for the rest of the year. Shares of Charter, a broadband provider, rose early in the period along with rising equity prices in the broader U.S. market.
HOW WAS THE FUND POSITIONED?
During the period, the Fund invested the majority of its assets in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the S&P 500 Index. The Fund’s portfolio managers sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the six-month period, the Fund’s average gross exposure was 89% and its average net exposure was 37%.

April 30, 2023	J.P. Morgan Specialty Funds	3

JPMorgan Opportunistic Equity Long/Short Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	UnitedHealth Group, Inc.	8.2%
2.	PG&E Corp.	7.3
3.	Fiserv, Inc.	5.9
4.	Walmart, Inc.	4.5
5.	SPDR S&P 500 ETF Trust	4.1
6.	NXP Semiconductors NV (China)	4.0
7.	Berkshire Hathaway, Inc., Class B	3.9
8.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3.5
9.	NVIDIA Corp.	2.9
10.	Marriott International, Inc., Class A	2.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	JB Hunt Transport Services, Inc.	10.8%
2.	Home Depot, Inc. (The)	10.4
3.	CF Industries Holdings, Inc.	10.0
4.	Mohawk Industries, Inc.	9.6
5.	Masco Corp.	7.4
6.	FedEx Corp.	6.2
7.	Waters Corp.	5.9
8.	Boston Properties, Inc.	5.8
9.	Western Digital Corp.	4.6
10.	Vornado Realty Trust	4.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	15.2%
Financials	12.4
Health Care	11.8
Consumer Discretionary	9.0
Utilities	8.8
Consumer Staples	6.1
Exchange-Traded Fund	4.1
Communication Services	1.1
Put Options Purchased	0.1
Short-Term Investments	31.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	32.1%
Consumer Discretionary	22.1
Materials	13.7
Real Estate	13.6
Health Care	5.9
Consumer Staples	5.5
Information Technology	4.7
Financials	2.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Specialty Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
With Sales Charge **		(9.54)%	(15.66)%	0.55%	3.58%
Without Sales Charge		(4.55)	(11.00)	1.64	4.23
CLASS C SHARES	August 29, 2014
With CDSC ***		(5.77)	(12.45)	1.13	3.76
Without CDSC		(4.77)	(11.45)	1.13	3.76
CLASS I SHARES	August 29, 2014	(4.39)	(10.77)	1.90	4.49
CLASS R6 SHARES	August 29, 2014	(4.35)	(10.61)	2.14	4.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/29/14 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on August 29, 2014.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index and the ICE BofA 3-Month US Treasury Bill Index from August 29, 2014 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
From the inception of the Fund through January 23, 2015, the Fund did not experience any shareholder activity. If such activity had occurred, the Fund’s performance may have been impacted.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the since inception annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2023	J.P. Morgan Specialty Funds	5

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.56%
ICE BofA 3-Month US Treasury Bill Index	2.10%
Net Assets as of 4/30/2023 (In Thousands)	$163,593
INVESTMENT OBJECTIVE**
The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the ICE BofA 3-Month US Treasury Bill Index (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s security selection in the media sector and the software & hardware sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and utilities sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s long position in Meta Platforms Inc. and its short positions in Lumen Technologies Inc. and Roblox Corp. Shares of Meta Platforms, an interactive media and services provider, rose after the company reported better-than-expected earnings, revenue and Facebook advertising sales for the first quarter of 2023. Shares of Lumen Technologies, a communications technology provider, fell after the company lowered its cash flow forecast for 2023. Shares of Roblox, an interactive home entertainment provider, fell after the company reported it had financial exposure to the failed Silicon
Valley Bank and after the release of weaker-than-expected user metrics for March 2023.
Leading individual detractors from relative performance included the Fund’s short positions in General Electric Co. an Boeing Co., and its long position in Liberty SiriusXM Group
Shares of General Electric, an industrial conglomerate, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023 and revised upward its full-year earnings forecast. Shares of Boeing, an aerospace and defense manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2023 and maintained its production targets for 2023. Shares of Liberty SiriusXM Group, a cable and satellite TV and radio provider, fell amid broader weakness in the telecommunications sector.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to the broader market for stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid-cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

6	J.P. Morgan Specialty Funds	April 30, 2023

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Meta Platforms, Inc., Class A	2.5%
2.	Mastercard, Inc., Class A	1.8
3.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.8
4.	Endeavor Group Holdings, Inc., Class A	1.6
5.	Seagate Technology Holdings plc	1.6
6.	Progressive Corp. (The)	1.6
7.	Intuit, Inc.	1.4
8.	Teradyne, Inc.	1.3
9.	Amazon.com, Inc.	1.3
10.	Howmet Aerospace, Inc.	1.2

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Applied Materials, Inc.	3.2%
2.	Microchip Technology, Inc.	2.7
3.	Cisco Systems, Inc.	2.4
4.	Kroger Co. (The)	1.9
5.	Hewlett Packard Enterprise Co.	1.9
6.	3M Co.	1.7
7.	Boeing Co. (The)	1.7
8.	Sysco Corp.	1.6
9.	Paramount Global, Class B	1.6
10.	Stanley Black & Decker, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	16.0%
Financials	12.7
Industrials	11.9
Health Care	9.2
Consumer Discretionary	8.1
Communication Services	7.9
Utilities	3.6
Consumer Staples	3.2
Energy	2.7
Real Estate	1.9
Materials	1.1
Short-Term Investments	21.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	20.4%
Information Technology	18.2
Financials	15.8
Health Care	9.6
Communication Services	9.0
Consumer Staples	8.0
Consumer Discretionary	6.7
Utilities	5.3
Real Estate	3.0
Energy	2.9
Materials	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

April 30, 2023	J.P. Morgan Specialty Funds	7

JPMorgan Research Market Neutral Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge **		(0.08)%	(0.00)%***	2.76%	1.66%
Without Sales Charge		5.46	5.55	3.88	2.21
CLASS C SHARES	November 2, 2009
With CDSC ****		4.12	3.93	3.35	1.80
Without CDSC		5.12	4.93	3.35	1.80
CLASS I SHARES	November 2, 2009	5.56	5.80	4.14	2.47

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Amount rounds to less than 0.005%.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Research Market Neutral Fund and ICE BofA 3-Month US Treasury Bill Index from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Specialty Funds	April 30, 2023

JPMorgan Opportunistic Equity Long/Short Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 101.1%
Common Stocks — 65.1%
Automobiles — 0.8%
NIO, Inc., ADR (China) *	17	134
Tesla, Inc. *	12	2,015
		2,149
Beverages — 0.6%
Brown-Forman Corp., Class B	21	1,410
Broadline Retail — 2.1%
Alibaba Group Holding Ltd., ADR (China) *	48	4,044
Amazon.com, Inc. *	12	1,315
		5,359
Consumer Staples Distribution & Retail — 4.6%
Walmart, Inc.	78	11,790
Electric Utilities — 8.9%
NextEra Energy, Inc. (a)	50	3,874
PG&E Corp. *	1,112	19,020
		22,894
Financial Services — 12.5%
Berkshire Hathaway, Inc., Class B *	31	10,148
Fiserv, Inc. * (a)	125	15,265
Visa, Inc., Class A	29	6,732
		32,145
Health Care Equipment & Supplies — 0.9%
Zimmer Biomet Holdings, Inc.	17	2,346
Health Care Providers & Services — 11.0%
Humana, Inc.	13	6,982
UnitedHealth Group, Inc. (a)	44	21,428
		28,410
Hotels, Restaurants & Leisure — 5.6%
Marriott International, Inc., Class A	45	7,601
Royal Caribbean Cruises Ltd. *	103	6,733
		14,334
Household Products — 1.0%
Procter & Gamble Co. (The)	17	2,650
Interactive Media & Services — 1.1%
Alphabet, Inc., Class A *	13	1,355
Meta Platforms, Inc., Class A *	6	1,503
		2,858
Semiconductors & Semiconductor Equipment — 10.6%
NVIDIA Corp.	27	7,603
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
NXP Semiconductors NV (China)	63	10,374
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	110	9,234
		27,211
Software — 2.7%
Microsoft Corp.	23	6,975
Specialty Retail — 0.6%
O'Reilly Automotive, Inc. *	2	1,612
Technology Hardware, Storage & Peripherals — 2.1%
Seagate Technology Holdings plc	93	5,464
Total Common Stocks (Cost $149,198)		167,607
Exchange-Traded Funds — 4.2%
Exchange-Traded Fund — 4.2%
SPDR S&P 500 ETF Trust (Cost $10,476)	26	10,776
	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.1% ^
Put Options Purchased — 0.1%
Index Funds — 0.1%
NASDAQ 100 E-Mini Index
6/16/2023 at USD 11,800.00, European Style
Notional Amount: USD 46,620,875
Counterparty: Exchange-Traded *	35	229
S&P 500 Index
6/16/2023 at USD 4,000.00, European Style
Notional Amount: USD 12,091,492
Counterparty: Exchange-Traded *	29	114
Total Options Purchased (Cost $802)		343
	SHARES (000)	VALUE ($000)
Short-Term Investments — 31.7%
Investment Companies — 31.7%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (b) (c)(Cost $81,647)	81,632	81,656
Total Long Positions (Cost $242,123)		260,382
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	9

JPMorgan Opportunistic Equity Long/Short Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — (17.3)%
Common Stocks — (17.3)%
Air Freight & Logistics — (1.1)%
FedEx Corp.	(12)	(2,758)
Automobiles — (0.4)%
Rivian Automotive, Inc., Class A *	(72)	(920)
Building Products — (1.9)%
Allegion plc	(3)	(296)
Johnson Controls International plc	(22)	(1,313)
Masco Corp.	(62)	(3,307)
(4,916)
Chemicals — (2.4)%
CF Industries Holdings, Inc.	(62)	(4,456)
Sherwin-Williams Co. (The)	(7)	(1,658)
(6,114)
Consumer Finance — (0.4)%
Ally Financial, Inc.	(41)	(1,070)
Consumer Staples Distribution & Retail — (0.5)%
Walgreens Boots Alliance, Inc.	(38)	(1,353)
Food Products — (0.2)%
Kellogg Co.	(7)	(507)
Ground Transportation — (1.9)%
JB Hunt Transport Services, Inc.	(27)	(4,795)
Household Durables — (1.7)%
Mohawk Industries, Inc. *	(40)	(4,269)
Household Products — (0.2)%
Kimberly-Clark Corp.	(4)	(581)
Life Sciences Tools & Services — (1.0)%
Waters Corp. *	(9)	(2,625)
Machinery — (0.7)%
Stanley Black & Decker, Inc.	(21)	(1,844)
Office REITs — (2.0)%
Boston Properties, Inc.	(48)	(2,567)
SL Green Realty Corp.	(30)	(700)
Vornado Realty Trust	(133)	(2,001)
(5,268)
INVESTMENTS	SHARES (000)	VALUE ($000)

Residential REITs — (0.3)%
AvalonBay Communities, Inc.	(5)	(801)
Specialty Retail — (1.8)%
Home Depot, Inc. (The)	(16)	(4,645)
Technology Hardware, Storage & Peripherals — (0.8)%
Western Digital Corp. *	(60)	(2,070)
Total Common Stocks (Proceeds $(44,281))		(44,536)
Total Short Positions (Proceeds $(44,281))		(44,536)
Total Investments — 83.8% (Cost $197,842)		215,846
Other Assets Less Liabilities — 16.2%		41,590
Net Assets — 100.0%		257,436

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $24,492 and $59,856, respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Specialty Funds	April 30, 2023

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 100.8%
Common Stocks — 78.9%
Aerospace & Defense — 2.9%
Howmet Aerospace, Inc.	46	2,057
Northrop Grumman Corp. (a)	2	949
Raytheon Technologies Corp.	14	1,428
TransDigm Group, Inc.	1	359
		4,793
Air Freight & Logistics — 0.3%
FedEx Corp.	—	79
United Parcel Service, Inc., Class B	3	488
		567
Automobile Components — 0.6%
Aptiv plc *	2	224
Lear Corp.	2	203
Mobileye Global, Inc., Class A (Israel) *	13	488
		915
Automobiles — 0.1%
Rivian Automotive, Inc., Class A *	3	33
Tesla, Inc. *	1	196
		229
Banks — 1.8%
Bank of America Corp.	15	437
Fifth Third Bancorp	29	753
Truist Financial Corp.	17	561
US Bancorp	3	124
Wells Fargo & Co. (a)	28	1,105
		2,980
Beverages — 1.5%
Coca-Cola Co. (The)	6	404
Constellation Brands, Inc., Class A	1	93
Keurig Dr Pepper, Inc.	3	107
Monster Beverage Corp. *	21	1,170
PepsiCo, Inc.	3	617
		2,391
Biotechnology — 5.3%
AbbVie, Inc.	13	2,020
Biogen, Inc. *	6	1,757
BioMarin Pharmaceutical, Inc. *	13	1,288
Regeneron Pharmaceuticals, Inc. *	2	1,331
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Sarepta Therapeutics, Inc. *	8	942
Vertex Pharmaceuticals, Inc. * (a)	4	1,255
		8,593
Broadline Retail — 1.3%
Amazon.com, Inc. * (a)	20	2,100
Building Products — 1.1%
Trane Technologies plc	10	1,853
Capital Markets — 3.4%
Charles Schwab Corp. (The)	13	674
CME Group, Inc.	6	1,136
Morgan Stanley	8	679
Raymond James Financial, Inc.	16	1,445
S&P Global, Inc.	4	1,459
State Street Corp.	2	184
		5,577
Chemicals — 0.8%
Air Products and Chemicals, Inc. (a)	1	376
Dow, Inc.	1	88
DuPont de Nemours, Inc. (a)	6	406
Linde plc	1	329
PPG Industries, Inc.	1	112
		1,311
Commercial Services & Supplies — 0.8%
Waste Connections, Inc.	10	1,368
Communications Equipment — 0.4%
Juniper Networks, Inc.	21	643
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	1	212
Consumer Finance — 0.3%
American Express Co. (a)	3	415
Consumer Staples Distribution & Retail — 0.9%
Costco Wholesale Corp.	2	991
Dollar General Corp.	2	465
		1,456
Diversified REITs — 0.1%
WP Carey, Inc.	1	81
Electric Utilities — 1.8%
NextEra Energy, Inc.	13	1,003
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	11

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Electric Utilities — continued
PG&E Corp. *	82	1,401
PPL Corp.	18	507
		2,911
Electrical Equipment — 0.5%
Eaton Corp. plc	5	856
Electronic Equipment, Instruments & Components — 1.5%
Corning, Inc.	50	1,657
Keysight Technologies, Inc. *	6	842
		2,499
Energy Equipment & Services — 0.5%
Baker Hughes Co.	26	754
Entertainment — 3.4%
Endeavor Group Holdings, Inc., Class A * (a)	103	2,646
Netflix, Inc. * (a)	5	1,800
Take-Two Interactive Software, Inc. *	9	1,123
		5,569
Financial Services — 4.4%
Block, Inc. *	4	249
Fidelity National Information Services, Inc.	6	349
Fiserv, Inc. *	9	1,161
FleetCor Technologies, Inc. *	6	1,363
Jack Henry & Associates, Inc.	2	306
Mastercard, Inc., Class A (a)	8	3,041
WEX, Inc. *	4	647
		7,116
Food Products — 0.5%
Hershey Co. (The)	3	683
Mondelez International, Inc., Class A	1	97
		780
Ground Transportation — 2.0%
Canadian National Railway Co. (Canada)	2	253
CSX Corp.	14	426
Knight-Swift Transportation Holdings, Inc.	3	173
Norfolk Southern Corp.	3	528
Old Dominion Freight Line, Inc.	1	245
Uber Technologies, Inc. * (a)	38	1,181
Union Pacific Corp.	2	441
		3,247
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 1.4%
Boston Scientific Corp. *	9	474
Intuitive Surgical, Inc. *	2	530
Stryker Corp.	3	874
Zimmer Biomet Holdings, Inc.	2	350
		2,228
Health Care Providers & Services — 1.6%
Centene Corp. *	2	170
HCA Healthcare, Inc.	2	424
Humana, Inc.	1	634
McKesson Corp.	1	293
UnitedHealth Group, Inc. (a)	2	1,110
		2,631
Health Care REITs — 0.0% ^
Ventas, Inc.	1	60
Hotel & Resort REITs — 0.0% ^
Host Hotels & Resorts, Inc.	3	50
Hotels, Restaurants & Leisure — 3.0%
Booking Holdings, Inc. *	—	733
Chipotle Mexican Grill, Inc. *	1	1,241
DoorDash, Inc., Class A *	2	145
Hilton Worldwide Holdings, Inc.	5	703
McDonald's Corp.	3	887
Yum! Brands, Inc. (a)	9	1,274
		4,983
Household Products — 0.1%
Procter & Gamble Co. (The)	1	99
Industrial Conglomerates — 1.2%
Honeywell International, Inc. (a)	10	1,987
Industrial REITs — 0.7%
Prologis, Inc.	9	1,121
Insurance — 2.9%
Globe Life, Inc.	18	1,952
Progressive Corp. (The) (a)	19	2,610
Travelers Cos., Inc. (The)	1	242
		4,804
Interactive Media & Services — 2.7%
Alphabet, Inc., Class A *	3	349
Meta Platforms, Inc., Class A * (a)	17	4,059
		4,408
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Specialty Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
IT Services — 0.4%
Cognizant Technology Solutions Corp., Class A	4	222
MongoDB, Inc. *	1	189
Snowflake, Inc., Class A *	1	176
		587
Life Sciences Tools & Services — 0.3%
Danaher Corp.	1	205
Thermo Fisher Scientific, Inc.	—	245
		450
Machinery — 2.3%
Deere & Co. (a)	4	1,545
Dover Corp.	10	1,460
Ingersoll Rand, Inc.	14	819
		3,824
Media — 1.6%
Charter Communications, Inc., Class A *	3	1,237
Comcast Corp., Class A	5	194
Liberty Media Corp.-Liberty SiriusXM, Class A *	40	1,133
		2,564
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.	9	360
Multi-Utilities — 1.9%
CenterPoint Energy, Inc.	14	438
Dominion Energy, Inc.	10	561
DTE Energy Co.	4	452
Public Service Enterprise Group, Inc.	11	668
Sempra Energy	6	939
		3,058
Oil, Gas & Consumable Fuels — 2.2%
Cheniere Energy, Inc.	3	467
ConocoPhillips	7	733
Diamondback Energy, Inc.	5	675
EOG Resources, Inc.	5	567
Exxon Mobil Corp.	4	441
HF Sinclair Corp.	8	337
Marathon Oil Corp.	8	206
Targa Resources Corp.	3	241
		3,667
Passenger Airlines — 0.0% ^
Delta Air Lines, Inc. *	2	77
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	2	542
Pharmaceuticals — 0.7%
Bristol-Myers Squibb Co. (a)	15	968
Elanco Animal Health, Inc. *	26	248
		1,216
Professional Services — 0.7%
Booz Allen Hamilton Holding Corp.	5	449
Leidos Holdings, Inc. (a)	7	642
		1,091
Residential REITs — 0.7%
Sun Communities, Inc.	5	733
UDR, Inc.	8	338
		1,071
Retail REITs — 0.1%
Kimco Realty Corp.	7	129
Semiconductors & Semiconductor Equipment — 8.0%
Advanced Micro Devices, Inc. * (a)	16	1,412
Analog Devices, Inc.	9	1,669
Marvell Technology, Inc.	36	1,401
NVIDIA Corp.	6	1,694
NXP Semiconductors NV (China)	9	1,440
Qorvo, Inc. *	4	387
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	35	2,970
Teradyne, Inc.	24	2,157
		13,130
Software — 3.7%
Adobe, Inc. *	—	163
DocuSign, Inc. *	1	71
Intuit, Inc. (a)	5	2,246
Microsoft Corp.	3	892
Oracle Corp.	7	640
PTC, Inc. *	1	160
Roper Technologies, Inc.	1	638
Salesforce, Inc. *	4	758
ServiceNow, Inc. *	1	232
Workday, Inc., Class A *	2	277
		6,077
Specialized REITs — 0.3%
SBA Communications Corp.	2	541
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	13

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Specialty Retail — 2.4%
AutoNation, Inc. *	4	455
AutoZone, Inc. *	—	802
Burlington Stores, Inc. *	3	640
Lowe's Cos., Inc.	6	1,230
O'Reilly Automotive, Inc. * (a)	1	761
		3,888
Technology Hardware, Storage & Peripherals — 2.1%
Dell Technologies, Inc., Class C	18	804
Seagate Technology Holdings plc	45	2,637
		3,441
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	10	1,316
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	4	538
Total Common Stocks (Cost $110,060)		129,154
Short-Term Investments — 21.9%
Investment Companies — 21.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (b) (c)(Cost $35,790)	35,782	35,792
Total Long Positions (Cost $145,850)		164,946
Short Positions — (74.8)%
Common Stocks — (74.8)%
Aerospace & Defense — (2.8)%
Boeing Co. (The) *	(10)	(2,102)
General Dynamics Corp.	(7)	(1,520)
Huntington Ingalls Industries, Inc.	(4)	(821)
L3Harris Technologies, Inc.	(1)	(76)
		(4,519)
Air Freight & Logistics — (0.9)%
CH Robinson Worldwide, Inc.	(12)	(1,192)
Expeditors International of Washington, Inc.	(3)	(362)
		(1,554)
Automobile Components — (0.3)%
Autoliv, Inc. (Sweden)	(2)	(168)
BorgWarner, Inc.	(7)	(352)
		(520)
INVESTMENTS	SHARES (000)	VALUE ($000)

Automobiles — (0.8)%
Ford Motor Co.	(65)	(769)
General Motors Co.	(14)	(458)
Harley-Davidson, Inc.	(2)	(91)
(1,318)
Banks — (1.6)%
Comerica, Inc.	(17)	(744)
Huntington Bancshares, Inc.	(65)	(728)
PNC Financial Services Group, Inc. (The)	(5)	(676)
Regions Financial Corp.	(22)	(391)
(2,539)
Beverages — (0.4)%
Brown-Forman Corp., Class B	(2)	(133)
Molson Coors Beverage Co., Class B	(9)	(536)
(669)
Biotechnology — (2.4)%
Amgen, Inc.	(4)	(1,004)
Gilead Sciences, Inc.	(17)	(1,390)
Moderna, Inc. *	(12)	(1,533)
(3,927)
Broadline Retail — (1.0)%
eBay, Inc.	(35)	(1,614)
Building Products — (1.8)%
Allegion plc	(6)	(634)
Johnson Controls International plc	(25)	(1,528)
Lennox International, Inc.	(3)	(777)
Masco Corp.	(1)	(55)
(2,994)
Capital Markets — (4.0)%
BlackRock, Inc.	(1)	(381)
Coinbase Global, Inc., Class A *	(5)	(244)
FactSet Research Systems, Inc.	(1)	(446)
Franklin Resources, Inc.	(36)	(967)
LPL Financial Holdings, Inc.	(3)	(735)
Moody's Corp.	(1)	(228)
MSCI, Inc.	(1)	(604)
Nasdaq, Inc.	(17)	(939)
Northern Trust Corp.	(11)	(840)
T. Rowe Price Group, Inc.	(10)	(1,140)
(6,524)
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Specialty Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Chemicals — (0.2)%
Ecolab, Inc.	—	(34)
Westlake Corp.	(3)	(326)
(360)
Commercial Services & Supplies — (0.1)%
Waste Management, Inc.	(1)	(151)
Communications Equipment — (1.8)%
Cisco Systems, Inc.	(62)	(2,923)
Consumer Finance — (1.0)%
Capital One Financial Corp.	(8)	(784)
Synchrony Financial	(27)	(800)
(1,584)
Consumer Staples Distribution & Retail — (4.1)%
Dollar Tree, Inc. *	(1)	(130)
Kroger Co. (The)	(48)	(2,354)
Sysco Corp.	(26)	(1,983)
Walgreens Boots Alliance, Inc.	(14)	(512)
Walmart, Inc.	(12)	(1,777)
(6,756)
Containers & Packaging — (0.6)%
International Paper Co.	(29)	(954)
Packaging Corp. of America	(1)	(104)
(1,058)
Diversified Telecommunication Services — (1.3)%
AT&T, Inc.	(37)	(646)
Lumen Technologies, Inc.	(56)	(133)
Verizon Communications, Inc.	(33)	(1,303)
(2,082)
Electric Utilities — (3.2)%
American Electric Power Co., Inc.	(10)	(953)
Duke Energy Corp.	(12)	(1,164)
Edison International	(16)	(1,161)
Evergy, Inc.	(3)	(191)
Eversource Energy	(8)	(625)
Exelon Corp.	(16)	(673)
FirstEnergy Corp.	(11)	(448)
(5,215)
Electrical Equipment — (0.5)%
Acuity Brands, Inc.	(3)	(447)
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — continued
Hubbell, Inc.	(1)	(231)
Rockwell Automation, Inc.	—	(160)
(838)
Entertainment — (1.7)%
Electronic Arts, Inc.	(9)	(1,102)
ROBLOX Corp., Class A *	(23)	(824)
Warner Bros Discovery, Inc. *	(62)	(848)
(2,774)
Financial Services — (1.7)%
Affirm Holdings, Inc. *	(12)	(121)
Global Payments, Inc.	(10)	(1,109)
Voya Financial, Inc.	(11)	(853)
Western Union Co. (The)	(68)	(737)
(2,820)
Food Products — (1.3)%
Campbell Soup Co.	(11)	(624)
Conagra Brands, Inc.	(4)	(141)
General Mills, Inc.	(7)	(589)
Kellogg Co.	(6)	(419)
Kraft Heinz Co. (The)	(9)	(343)
(2,116)
Gas Utilities — (0.5)%
National Fuel Gas Co.	(13)	(745)
Ground Transportation — (0.6)%
Canadian Pacific Kansas City Ltd. (Canada)	(1)	(53)
Heartland Express, Inc.	(20)	(297)
JB Hunt Transport Services, Inc.	(2)	(313)
Werner Enterprises, Inc.	(7)	(306)
(969)
Health Care Equipment & Supplies — (0.2)%
Edwards Lifesciences Corp. *	(2)	(170)
Medtronic plc	(1)	(125)
(295)
Health Care Providers & Services — (0.8)%
Henry Schein, Inc. *	(10)	(811)
Quest Diagnostics, Inc.	(4)	(503)
(1,314)
Hotels, Restaurants & Leisure — (0.7)%
Starbucks Corp.	(10)	(1,113)
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	15

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Household Durables — (0.8)%
Mohawk Industries, Inc. *	(5)	(552)
NVR, Inc. *	—	(245)
PulteGroup, Inc.	(5)	(358)
Toll Brothers, Inc.	(4)	(221)
(1,376)
Household Products — (0.2)%
Clorox Co. (The)	(2)	(255)
Industrial Conglomerates — (1.5)%
3M Co.	(20)	(2,104)
General Electric Co.	(3)	(314)
(2,418)
Insurance — (3.6)%
Aflac, Inc.	(23)	(1,597)
Allstate Corp. (The)	(10)	(1,094)
American International Group, Inc.	(5)	(246)
Aon plc, Class A	—	(80)
Arthur J Gallagher & Co.	—	(83)
Marsh & McLennan Cos., Inc.	(1)	(207)
Principal Financial Group, Inc.	(12)	(916)
Ryan Specialty Holdings, Inc. *	(4)	(175)
WR Berkley Corp.	(24)	(1,422)
(5,820)
Interactive Media & Services — (0.3)%
Alphabet, Inc., Class C *	(2)	(262)
ZoomInfo Technologies, Inc. *	(10)	(219)
(481)
IT Services — (1.3)%
Accenture plc, Class A	(1)	(381)
DXC Technology Co. *	(9)	(221)
EPAM Systems, Inc. *	(2)	(452)
Infosys Ltd. (India)	(31)	(472)
International Business Machines Corp.	(5)	(625)
(2,151)
Life Sciences Tools & Services — (0.8)%
Agilent Technologies, Inc.	(2)	(300)
Repligen Corp. *	(2)	(217)
Waters Corp. *	(2)	(726)
(1,243)
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — (3.2)%
Caterpillar, Inc.	(1)	(151)
Donaldson Co., Inc.	(14)	(927)
IDEX Corp.	(5)	(969)
Illinois Tool Works, Inc.	(4)	(882)
PACCAR, Inc.	(6)	(484)
Stanley Black & Decker, Inc.	(21)	(1,845)
(5,258)
Media — (3.4)%
Fox Corp., Class A	(26)	(855)
Interpublic Group of Cos., Inc. (The)	(25)	(891)
Omnicom Group, Inc.	(18)	(1,679)
Paramount Global, Class B	(82)	(1,921)
Sirius XM Holdings, Inc.	(75)	(284)
(5,630)
Multi-Utilities — (0.4)%
WEC Energy Group, Inc.	(6)	(574)
Office REITs — 0.0% ^
Orion Office REIT, Inc.	—	—
SL Green Realty Corp.	—	—
—
Oil, Gas & Consumable Fuels — (2.2)%
APA Corp.	(19)	(684)
Coterra Energy, Inc.	(9)	(240)
Devon Energy Corp.	(12)	(645)
Enbridge, Inc. (Canada)	(15)	(592)
Marathon Petroleum Corp.	(2)	(236)
ONEOK, Inc.	(10)	(689)
Phillips 66	(1)	(83)
Williams Cos., Inc. (The)	(15)	(450)
(3,619)
Passenger Airlines — (0.1)%
United Airlines Holdings, Inc. *	(3)	(154)
Pharmaceuticals — (3.0)%
Eli Lilly & Co.	(4)	(1,401)
Johnson & Johnson	(4)	(659)
Merck & Co., Inc.	(11)	(1,308)
Pfizer, Inc.	(31)	(1,196)
Zoetis, Inc.	(2)	(418)
(4,982)
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Specialty Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Professional Services — (3.3)%
Automatic Data Processing, Inc.	(2)	(463)
Ceridian HCM Holding, Inc. *	(16)	(1,033)
Equifax, Inc.	(4)	(820)
Paychex, Inc.	(7)	(796)
Paycom Software, Inc. *	(4)	(1,123)
Robert Half International, Inc.	(4)	(274)
Verisk Analytics, Inc.	(5)	(967)
(5,476)
Residential REITs — (0.4)%
AvalonBay Communities, Inc.	—	(80)
Equity LifeStyle Properties, Inc.	(8)	(521)
(601)
Retail REITs — (0.7)%
National Retail Properties, Inc.	(2)	(80)
Simon Property Group, Inc.	(10)	(1,142)
(1,222)
Semiconductors & Semiconductor Equipment — (6.8)%
Applied Materials, Inc.	(34)	(3,904)
Broadcom, Inc.	(2)	(1,360)
Intel Corp.	(16)	(485)
KLA Corp.	(3)	(1,039)
Lam Research Corp.	(1)	(697)
Microchip Technology, Inc.	(45)	(3,266)
QUALCOMM, Inc.	(3)	(346)
(11,097)
Software — (0.3)%
Palantir Technologies, Inc., Class A *	(52)	(402)
UiPath, Inc., Class A *	(9)	(133)
(535)
Specialized REITs — (1.1)%
Extra Space Storage, Inc.	(6)	(926)
Iron Mountain, Inc.	(16)	(895)
(1,821)
Specialty Retail — (1.1)%
CarMax, Inc. *	(3)	(214)
Home Depot, Inc. (The)	(4)	(1,303)
Williams-Sonoma, Inc.	(3)	(321)
(1,838)
INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — (3.4)%
Apple, Inc.	(10)	(1,760)
Hewlett Packard Enterprise Co.	(162)	(2,315)
NetApp, Inc.	(22)	(1,361)
Xerox Holdings Corp.	(5)	(79)
(5,515)
Textiles, Apparel & Luxury Goods — (0.2)%
VF Corp.	(17)	(393)
Trading Companies & Distributors — (0.4)%
Fastenal Co.	(11)	(596)
Total Common Stocks (Proceeds $(127,615))		(122,346)
Total Short Positions (Proceeds $(127,615))		(122,346)
Total Investments — 26.0% (Cost $18,235)		42,600
Other Assets Less Liabilities — 74.0%		120,993
Net Assets — 100.0%		163,593

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $22,338 and $120,196, respectively.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	17

JPMorgan Research Market Neutral Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(31)	06/16/2023	USD	(6,493)	(159)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Specialty Funds	April 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$178,383	$129,154
Investments in affiliates, at value	81,656	35,792
Options purchased, at value	343	—
Deposits at broker for futures contracts	—	357
Deposits at broker for securities sold short	59,856	120,196
Receivables:
Investment securities sold	12,525	6,983
Fund shares sold	62	224
Interest from non-affiliates	171	435
Dividends from non-affiliates	—	71
Dividends from affiliates	283	125
Total Assets	333,279	293,337
LIABILITIES:
Payables:
Due to custodian	—	14
Securities sold short, at value	44,536	122,346
Dividend expense to non-affiliates on securities sold short	21	95
Investment securities purchased	28,631	7,012
Fund shares redeemed	2,382	107
Variation margin on futures contracts	—	55
Accrued liabilities:
Investment advisory fees	215	29
Administration fees	2	3
Distribution fees	4	6
Service fees	7	32
Custodian and accounting fees	11	16
Other	34	29
Total Liabilities	75,843	129,744
Net Assets	$257,436	$163,593
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	19

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$318,502	$173,910
Total distributable earnings (loss)	(61,066)	(10,317)
Total Net Assets	$257,436	$163,593
Net Assets:
Class A	$8,010	$22,288
Class C	3,571	1,702
Class I	166,102	139,603
Class R6	79,753	—
Total	$257,436	$163,593
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	483	1,749
Class C	227	151
Class I	9,776	10,208
Class R6	4,594	—
Net Asset Value (a):
Class A — Redemption price per share	$16.59	$12.74
Class C — Offering price per share (b)	15.77	11.29
Class I — Offering and redemption price per share	16.99	13.68
Class R6 — Offering and redemption price per share	17.36	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.51	$13.45
Cost of investments in non-affiliates	$159,674	$110,060
Cost of investments in affiliates	81,647	35,790
Cost of options purchased	802	—
Proceeds from securities sold short	44,281	127,615

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Specialty Funds	April 30, 2023

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,107	$2,449
Interest income from affiliates	— (a)	5
Dividend income from non-affiliates	1,710	807
Dividend income from affiliates	3,200	716
Total investment income	7,017	3,977
EXPENSES:
Investment advisory fees	2,017	275
Administration fees	144	59
Distribution fees:
Class A	13	27
Class C	16	6
Service fees:
Class A	13	27
Class C	5	2
Class I	278	168
Custodian and accounting fees	15	20
Interest expense to affiliates	— (a)	— (a)
Professional fees	40	33
Trustees’ and Chief Compliance Officer’s fees	14	13
Printing and mailing costs	26	15
Registration and filing fees	38	30
Transfer agency fees (See Note 2.I.)	8	3
Dividend expense to non-affiliates on securities sold short	1,003	1,524
Other	6	4
Total expenses	3,636	2,206
Less fees waived	(696)	(143)
Less expense reimbursements	(1)	(1)
Net expenses	2,939	2,062
Net investment income (loss)	4,078	1,915

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	21

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan Opportunistic Equity Long/Short Fund	JPMorgan Research Market Neutral Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$2,550	$(1,001)
Investments in affiliates	89	2
Options purchased	(332)	—
Futures contracts	—	18
Securities sold short	(27,318)	(647)
Net realized gain (loss)	(25,011)	(1,628)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,083	9,347
Investments in affiliates	9	— (a)
Options purchased	(459)	—
Futures contracts	—	(158)
Securities sold short	4,113	(930)
Change in net unrealized appreciation/depreciation	4,746	8,259
Net realized/unrealized gains (losses)	(20,265)	6,631
Change in net assets resulting from operations	$(16,187)	$8,546

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Specialty Funds	April 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,078	$(5,627)	$1,915	$(669)
Net realized gain (loss)	(25,011)	(31,745)	(1,628)	841
Change in net unrealized appreciation/depreciation	4,746	(93,205)	8,259	(3,440)
Change in net assets resulting from operations	(16,187)	(130,577)	8,546	(3,268)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—	(3,030)	—	—
Class C	—	(702)	—	—
Class I	—	(38,675)	—	—
Class R6	—	(29,311)	—	—
Total distributions to shareholders	—	(71,718)	—	—
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(207,383)	(62,353)	(3,299)	69,424
NET ASSETS:
Change in net assets	(223,570)	(264,648)	5,247	66,156
Beginning of period	481,006	745,654	158,346	92,190
End of period	$257,436	$481,006	$163,593	$158,346
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$345	$3,909	$4,689	$8,418
Distributions reinvested	—	2,956	—	—
Cost of shares redeemed	(6,749)	(14,110)	(3,439)	(4,824)
Change in net assets resulting from Class A capital transactions	(6,404)	(7,245)	1,250	3,594
Class C
Proceeds from shares issued	54	516	285	521
Distributions reinvested	—	692	—	—
Cost of shares redeemed	(1,079)	(1,555)	(141)	(218)
Change in net assets resulting from Class C capital transactions	(1,025)	(347)	144	303
Class I
Proceeds from shares issued	25,973	159,788	43,204	119,488
Distributions reinvested	—	38,027	—	—
Cost of shares redeemed	(115,889)	(221,285)	(47,897)	(53,961)
Change in net assets resulting from Class I capital transactions	(89,916)	(23,470)	(4,693)	65,527
Class R6
Proceeds from shares issued	9,964	71,118	—	—
Distributions reinvested	—	6,999	—	—
Cost of shares redeemed	(120,002)	(109,408)	—	—
Change in net assets resulting from Class R6 capital transactions	(110,038)	(31,291)	—	—
Total change in net assets resulting from capital transactions	$(207,383)	$(62,353)	$(3,299)	$69,424
SHARE TRANSACTIONS:
Class A
Issued	20	188	380	683
Reinvested	—	139	—	—
Redeemed	(391)	(764)	(278)	(395)
Change in Class A Shares	(371)	(437)	102	288
Class C
Issued	4	27	27	48
Reinvested	—	34	—	—
Redeemed	(67)	(82)	(13)	(20)
Change in Class C Shares	(63)	(21)	14	28
Class I
Issued	1,479	7,897	3,251	9,115
Reinvested	—	1,747	—	—
Redeemed	(6,633)	(11,277)	(3,613)	(4,127)
Change in Class I Shares	(5,154)	(1,633)	(362)	4,988
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Specialty Funds	April 30, 2023

	JPMorgan Opportunistic Equity Long/Short Fund		JPMorgan Research Market Neutral Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	551	3,442	—	—
Reinvested	—	315	—	—
Redeemed	(6,757)	(5,591)	—	—
Change in Class R6 Shares	(6,206)	(1,834)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$17.38	$0.16	$(0.95)	$(0.79)	$—	$—	$—
Year Ended October 31, 2022	23.65	(0.25)	(3.70)	(3.95)	—	(2.32)	(2.32)
Year Ended October 31, 2021	20.54	(0.46)	4.46	4.00	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.34	(0.29)	3.49	3.20	—	—	—
Year Ended October 31, 2019	18.22	— (h)	(0.55)	(0.55)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.13	(0.21)	0.53	0.32	—	(0.23)	(0.23)
Class C
Six Months Ended April 30, 2023 (Unaudited)	16.56	0.11	(0.90)	(0.79)	—	—	—
Year Ended October 31, 2022	22.75	(0.32)	(3.55)	(3.87)	—	(2.32)	(2.32)
Year Ended October 31, 2021	19.88	(0.56)	4.32	3.76	—	(0.89)	(0.89)
Year Ended October 31, 2020	16.87	(0.39)	3.40	3.01	—	—	—
Year Ended October 31, 2019	17.83	(0.08)	(0.55)	(0.63)	—	(0.33)	(0.33)
Year Ended October 31, 2018	17.83	(0.29)	0.52	0.23	—	(0.23)	(0.23)
Class I
Six Months Ended April 30, 2023 (Unaudited)	17.77	0.18	(0.96)	(0.78)	—	—	—
Year Ended October 31, 2022	24.08	(0.20)	(3.79)	(3.99)	—	(2.32)	(2.32)
Year Ended October 31, 2021	20.84	(0.42)	4.55	4.13	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.58	(0.27)	3.56	3.29	(0.03)	—	(0.03)
Year Ended October 31, 2019	18.43	0.07	(0.59)	(0.52)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.28	(0.16)	0.54	0.38	—	(0.23)	(0.23)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	18.15	0.20	(0.99)	(0.79)	—	—	—
Year Ended October 31, 2022	24.48	(0.15)	(3.86)	(4.01)	—	(2.32)	(2.32)
Year Ended October 31, 2021	21.13	(0.37)	4.61	4.24	—	(0.89)	(0.89)
Year Ended October 31, 2020	17.83	(0.21)	3.59	3.38	(0.08)	—	(0.08)
Year Ended October 31, 2019	18.63	0.17	(0.64)	(0.47)	—	(0.33)	(0.33)
Year Ended October 31, 2018	18.44	(0.12)	0.54	0.42	—	(0.23)	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	April 30, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.27%	1.77%	1.82%	1.81%	1.79%	1.82%
Class C	1.76%	2.27%	2.31%	2.32%	2.28%	2.32%
Class I	1.01%	1.53%	1.57%	1.57%	1.53%	1.57%
Class R6	0.96%	1.26%	1.31%	1.31%	1.29%	1.32%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.71%	1.83%	1.83%	1.86%	1.90%	1.90%
Class C	2.20%	2.34%	2.32%	2.38%	2.39%	2.40%
Class I	1.45%	1.59%	1.58%	1.61%	1.64%	1.65%
Class R6	1.20%	1.33%	1.32%	1.35%	1.39%	1.38%

(g)	Interest expense on securities sold short is 0.21%.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Specialty Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

$16.59	(4.55)%	$8,010	1.80%	1.89%	2.24%	265%	525%
17.38	(18.53)	14,837	2.40	(1.26)	2.46	943	1,864
23.65	19.94	30,516	2.66 (g)	(2.08)	2.67	548	1,013
20.54	18.45	20,914	2.28	(1.54)	2.33	511	1,058
17.34	(3.10)	19,352	2.25	0.00 (i)	2.36	636	1,232
18.22	1.80	50,803	2.55	(1.11)	2.63	548	995

15.77	(4.77)	3,571	2.27	1.33	2.71	265	525
16.56	(18.95)	4,799	2.89	(1.71)	2.96	943	1,864
22.75	19.37	7,079	3.15 (g)	(2.57)	3.16	548	1,013
19.88	17.84	4,596	2.79	(2.12)	2.85	511	1,058
16.87	(3.62)	2,599	2.74	(0.45)	2.85	636	1,232
17.83	1.32	3,544	3.05	(1.61)	3.13	548	995

16.99	(4.39)	166,102	1.53	2.10	1.97	265	525
17.77	(18.35)	265,338	2.15	(1.00)	2.21	943	1,864
24.08	20.28	398,771	2.41 (g)	(1.84)	2.42	548	1,013
20.84	18.71	226,048	2.04	(1.38)	2.08	511	1,058
17.58	(2.89)	132,665	1.99	0.40	2.10	636	1,232
18.43	2.12	151,261	2.30	(0.87)	2.38	548	995

17.36	(4.35)	79,753	1.49	2.20	1.73	265	525
18.15	(18.11)	196,032	1.89	(0.73)	1.96	943	1,864
24.48	20.54	309,288	2.15 (g)	(1.57)	2.16	548	1,013
21.13	19.01	233,958	1.78	(1.09)	1.82	511	1,058
17.83	(2.59)	164,419	1.75	0.91	1.85	636	1,232
18.63	2.32	56,436	2.05	(0.66)	2.11	548	995
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Research Market Neutral Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$12.08	$0.14	$0.52	$0.66	$—
Year Ended October 31, 2022	12.41	(0.10)	(0.23)	(0.33)	—
Year Ended October 31, 2021	13.01	(0.21)	0.52	0.31	(0.91)
Year Ended October 31, 2020	13.11	(0.20)	1.59	1.39	(1.49)
Year Ended October 31, 2019	14.29	(0.04)	0.31	0.27	(1.45)
Year Ended October 31, 2018	14.69	(0.11)	0.10	(0.01)	(0.39)
Class C
Six Months Ended April 30, 2023 (Unaudited)	10.74	0.10	0.45	0.55	—
Year Ended October 31, 2022	11.09	(0.14)	(0.21)	(0.35)	—
Year Ended October 31, 2021	11.77	(0.25)	0.48	0.23	(0.91)
Year Ended October 31, 2020	12.06	(0.23)	1.43	1.20	(1.49)
Year Ended October 31, 2019	13.32	(0.10)	0.29	0.19	(1.45)
Year Ended October 31, 2018	13.79	(0.17)	0.09	(0.08)	(0.39)
Class I
Six Months Ended April 30, 2023 (Unaudited)	12.96	0.16	0.56	0.72	—
Year Ended October 31, 2022	13.28	(0.06)	(0.26)	(0.32)	—
Year Ended October 31, 2021	13.82	(0.20)	0.57	0.37	(0.91)
Year Ended October 31, 2020	13.80	(0.19)	1.70	1.51	(1.49)
Year Ended October 31, 2019	14.93	— (h)	0.32	0.32	(1.45)
Year Ended October 31, 2018	15.30	(0.07)	0.09	0.02	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	April 30, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	0.89%	0.92%	0.93%	1.08%	1.22%	1.22%
Class C	1.40%	1.41%	1.43%	1.60%	1.73%	1.73%
Class I	0.64%	0.65%	0.68%	0.76%	0.96%	0.96%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.08%	1.10%	1.16%	1.46%	1.62%	1.55%
Class C	1.58%	1.60%	1.67%	1.95%	2.09%	2.02%
Class I	0.83%	0.84%	0.89%	1.13%	1.32%	1.25%

(g)	Interest expense on securities sold short is 0.16%.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Specialty Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(c)	Portfolio turnover rate (including securities sold short)(c)

$12.74	5.46%	$22,288	2.85%	2.24%	3.04%	45%	111%
12.08	(2.66)	19,898	2.77	(0.86)	2.95	100	252
12.41	2.72	16,867	2.99 (g)	(1.77)	3.22	119	307
13.01	11.97	18,205	3.23	(1.57)	3.61	224	531
13.11	2.01	14,276	3.69	(0.26)	4.09	125	356
14.29	(0.01)	14,973	3.50	(0.73)	3.83	131	252

11.29	5.12	1,702	3.36	1.75	3.54	45	111
10.74	(3.16)	1,476	3.27	(1.31)	3.46	100	252
11.09	2.29	1,211	3.49 (g)	(2.25)	3.73	119	307
11.77	11.36	1,949	3.75	(2.00)	4.10	224	531
12.06	1.52	3,731	4.20	(0.74)	4.56	125	356
13.32	(0.53)	6,155	4.01	(1.26)	4.30	131	252

13.68	5.56	139,603	2.57	2.47	2.76	45	111
12.96	(2.41)	136,972	2.45	(0.48)	2.64	100	252
13.28	3.01	74,112	2.74 (g)	(1.50)	2.95	119	307
13.82	12.26	121,285	2.91	(1.42)	3.28	224	531
13.80	2.27	27,694	3.43	0.01	3.79	125	356
14.93	0.20	34,927	3.24	(0.47)	3.53	131	252
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Specialty Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Opportunistic Equity Long/Short Fund	Class A, Class C, Class I and Class R6	Non-Diversified
JPMorgan Research Market Neutral Fund	Class A, Class C and Class I	Diversified
The investment objective of JPMorgan Opportunistic Equity Long/Short Fund (“Opportunistic Equity Long/Short Fund”) is to seek capital appreciation.
The investment objective of JPMorgan Research Market Neutral Fund (“Research Market Neutral Fund”) is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

30	J.P. Morgan Specialty Funds	April 30, 2023

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date.
Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Opportunistic Equity Long/Short Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$260,382	$—	$—	$260,382
Total Liabilities for Securities Sold Short (a)	$(44,536)	$—	$—	$(44,536)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Research Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$164,946	$—	$—	$164,946
Total Liabilities for Securities Sold Short (a)	$(122,346)	$—	$—	$(122,346)
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(159)	$—	$—	$(159)

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

April 30, 2023	J.P. Morgan Specialty Funds	31

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the six months ended April 30, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Opportunistic Equity Long/Short Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$176,262	$429,082	$523,786	$89	$9	$81,656	81,632	$3,200	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.

32	J.P. Morgan Specialty Funds	April 30, 2023

Research Market Neutral Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$30,961	$105,609	$100,780	$2	$— (c)	$35,792	35,782	$716	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Derivatives  — The Funds used derivative instruments including options and futures contracts in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.

April 30, 2023	J.P. Morgan Specialty Funds	33

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Notes F(1) - F(2) below describe the various derivatives used by the Funds.
(1) Options — Opportunistic Equity Long/Short Fund purchased and/or sold ("wrote") put and call options on various instruments including currencies, futures, securities, options on indices and interest rate swaps ("swaptions") to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund's over-the-counter ("OTC") options are subject to master netting agreements.
The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.
(2) Futures Contracts — Research Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

34	J.P. Morgan Specialty Funds	April 30, 2023

The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds’ options and futures contracts activity during the six months ended April 30, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Opportunistic Equity Long/ Short Fund	Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$—	$(3,755)
Ending Notional Balance Short	—	(6,493)
Exchange-Traded Options:
Average Number of Contracts Purchased	9	—
Ending Number of Contracts Purchased	64	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F.), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds.
The Funds' derivatives contracts held at April 30, 2023 are not accounted for as hedging instruments under GAAP.
G. Short Sales — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund engaged in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.
The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds' custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Funds are obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.
As of April 30, 2023, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund had outstanding short sales as listed on their SOIs.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the

April 30, 2023	J.P. Morgan Specialty Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2023 are as follows:
	Class A	Class C	Class I	Class R6	Total
Opportunistic Equity Long/Short Fund
Transfer agency fees	$1	$—(a )	$6	$1	$8
Research Market Neutral Fund
Transfer agency fees	2	—(a )	1	n/a	3

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2023, no liability for Federal income tax is required in the Funds'  financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Opportunistic Equity Long/Short Fund's and Research Market Neutral Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid  at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Opportunistic Equity Long/Short Fund	1.05%(1)
Research Market Neutral Fund	0.35

(1)	Prior to November 1, 2022, the investment advisory fee was 1.20%.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

36	J.P. Morgan Specialty Funds	April 30, 2023

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2023, the effective annualized rate for the Funds was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Opportunistic Equity Long/Short Fund	0.25%	0.75%
Research Market Neutral Fund	0.25	0.75
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Opportunistic Equity Long/Short Fund	$1	$—
Research Market Neutral Fund	1	—
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%
Research Market Neutral Fund	0.25	0.25	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

April 30, 2023	J.P. Morgan Specialty Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Opportunistic Equity Long/Short Fund	1.35%(1)	1.85%(1)	1.10%(1)	1.05%(1)
Research Market Neutral Fund	0.95	1.45	0.69	n/a

(1)	Prior to November 1, 2022, the contractual expense limitation was 1.85%, 2.35%, 1.60%, and 1.35% for Class A, Class C, Class I, and Class R6, respectively.
The expense limitation agreements were in effect for the six months ended April 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least February 29, 2024.
For the six months ended April 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Opportunistic Equity Long/Short Fund	$171	$114	$242	$527
Research Market Neutral Fund	60	40	4	104
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2023 were as follows:

Opportunistic Equity Long/Short Fund	$169
Research Market Neutral Fund	39
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended April 30, 2023, the amount of these reimbursements were as follows:

Opportunistic Equity Long/Short Fund	$1
Research Market Neutral Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board  designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended April 30, 2023, Research Market Neutral Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

38	J.P. Morgan Specialty Funds	April 30, 2023

4. Investment Transactions
During the six months ended April 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$634,803	$752,118	$505,785	$634,188
Research Market Neutral Fund	66,517	54,253	83,583	67,399
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund *	$197,842	$21,137	$3,133	$18,004
Research Market Neutral Fund *	18,235	31,648	7,442	24,206

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
Short-Term
Opportunistic Equity Long/Short Fund	$36,767
Research Market Neutral Fund	27,620 *

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended October 31, 2022, the following Funds deferred to November 1, 2022 late year ordinary losses of:
Late Year Ordinary Loss Deferral

Opportunistic Equity Long/Short Fund	$2,783
Research Market Neutral Fund	288
During the year ended October 31, 2022, the following Fund utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term
Research Market Neutral Fund	$1,595
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM II") and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended April 30, 2023.

April 30, 2023	J.P. Morgan Specialty Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 9, 2022, the Credit Facility was amended and restated for a term of 364 days, unless extended, and included a change in the interest associated with any borrowing as mentioned above.
The Funds did not utilize the Credit Facility during the six months ended April 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of April 30, 2023, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Opportunistic Equity Long/Short Fund	5	72.8%
Research Market Neutral Fund	3	58.8
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.
As of April 30, 2023, Opportunistic Equity Long/Short Fund and Research Market Neutral Fund pledged substantially all of their assets to Citigroup Global Markets, Inc. for securities sold short. For the Funds, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

40	J.P. Morgan Specialty Funds	April 30, 2023

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

April 30, 2023	J.P. Morgan Specialty Funds	41

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2022, and continued to hold your shares at the end of the reporting period, April 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$954.50	$8.72	1.80%
Hypothetical	1,000.00	1,015.87	9.00	1.80
Class C
Actual	1,000.00	952.30	10.99	2.27
Hypothetical	1,000.00	1,013.54	11.33	2.27
Class I
Actual	1,000.00	956.10	7.42	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class R6
Actual	1,000.00	956.50	7.23	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
JPMorgan Research Market Neutral Fund
Class A
Actual	1,000.00	1,054.60	14.52	2.85
Hypothetical	1,000.00	1,010.66	14.21	2.85
Class C
Actual	1,000.00	1,051.20	17.09	3.36
Hypothetical	1,000.00	1,008.13	16.73	3.36
Class I
Actual	1,000.00	1,055.60	13.10	2.57
Hypothetical	1,000.00	1,012.05	12.82	2.57

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42	J.P. Morgan Specialty Funds	April 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

April 30, 2023	J.P. Morgan Specialty Funds	43

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. April 2023.
SAN-SPEC-423

Semi-Annual Report
J.P. Morgan International Equity Funds
April 30, 2023  (Unaudited)
JPMorgan Emerging Markets Equity Fund
JPMorgan Emerging Markets Research Enhanced Equity Fund
JPMorgan Europe Dynamic Fund
JPMorgan International Equity Fund
JPMorgan International Focus Fund
JPMorgan International Hedged Equity Fund
JPMorgan International Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
June 15, 2023 (Unaudited)
Dear Shareholder,
Financial markets largely generated positive returns for the six months ended April 30, 2023, even as rising interest rates, weaker corporate earnings and geopolitical uncertainty weighed on global economic growth. Overall, global equity markets – led by European stocks – generally outperformed bond markets for the reporting period.

“While the effects of rising interest
rates is likely to adversely impact
economic growth in the months
ahead, other factors may aid the
global economic outlook, as energy
prices have trended downward in
recent months and the re-opening of
China’s economy may provide
support for increased global trade.”
— Brian S. Shlissel

While economic growth has slowed in recent quarters, to date, the U.S. has avoided formal entry into a recession. Moreover, inflation has decelerated from last year’s historical highs as energy and electricity prices receded in 2023, allowing the U.S. Federal Reserve in June 2023 to refrain from further raising interest rates for the first time since January 2022, though the central bank stated it may find it necessary to raise rates in the future. The job market in the U.S. remained strong throughout the period as the reported monthly unemployment rate ranged between 3.6% and 3.4% for the six months ended April 30, 2023.
Across Europe, inflationary pressures remained high and both the European Central Bank and the Bank of England continued to raise interest rates during the period. Unemployment across the EU stood at 6%, while the U.K. jobless rate fell to 3.8% in
April 2023. Notably, European equity markets generally outperformed other developed markets during the period, potentially driven by more attractive valuations relative to U.S. companies.
The International Monetary Fund’s (IMF) April 2023 economic outlook warned that global output is likely to decline to 2.8% for 2023, amid weakness in parts of the financial sector, continued inflationary pressures and the ongoing war in Ukraine. Further, the IMF forecast developed market economies to decelerate at a faster pace than emerging market economies.
While the effects of rising interest rates is likely to adversely impact economic growth in the months ahead, other factors may aid the global economic outlook, as energy prices have trended downward in recent months and the re-opening of China’s economy may provide support for increased global trade.  Regardless of the economic backdrop, we believe investors who hold a well-diversified portfolio and a long-term outlook may be better positioned to benefit from opportunities presented by global financial markets. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

April 30, 2023	J.P. Morgan International Equity Funds	1

J.P. Morgan International Equity Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2023 (Unaudited)
Global financial markets largely generated positive returns for the period and completed a rebound from the sell-offs that marked the middle of 2022. Developed markets equity generally outperformed emerging markets equity, while European equity markets outperformed U.S. equity.
However, equity markets performance was mixed on a month-to-month basis, even if the overall trend was upward. For the six months ended April 30, 2023, the  MSCI EAFE Index returned 24.19%, the MSCI Emerging Markets Index returned 16.36% and the S&P 500 Index returned 8.63%.
Leading central banks continued to raise interest rates throughout the six-month period, though the size of increases narrowed in 2023 as the policy response to inflationary pressure grew less aggressive. Notably, the Bank of Japan maintained its negative interest rate policy amid weak consumption data and marginal economic growth.
While global inflation rates remained elevated during the period, they retreated from the 40-year highs reached in 2022, and price data in the U.S. and the Euro Area indicated a slowing trend. Though inflation in the U.K. declined in the final months of 2022, the U.K. consumer price index rose more than expected in 2023.
Lower energy prices were a leading contributor to declining global inflation in the second half of the period. Following Russia’s invasion of Ukraine in late February 2022, the European Union and the U.K. largely avoided an extended energy crisis by securing alternative sources to Russian natural gas and moved to build up reserves of both natural gas and petroleum ahead of the winter months.
Meanwhile, economic activity and aggregate demand in China accelerated after the country’s leadership lifted strict anti-pandemic policies in late 2022. The rebound in China helped to lift equity prices in China and its leading emerging market trading partners.

2	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	18.69%
MSCI Emerging Markets Index (net total return)	16.36%
Net Assets as of 4/30/2023 (In Thousands)	$8,089,047
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s security selection in the financials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and energy sectors was a leading detractor form relative performance.
By country, the Fund’s security selection in Taiwan and underweight position in Saudi Arabia were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in China and its out-of-Benchmark allocation to Belarus were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AIA Group Ltd. and MercadoLibre Inc., and its overweight position in Taiwan Semiconductor Manufacturing Co. Shares of AIA Group, a Hong Kong investment holding company and life insurance provider, rose as business activity resumed in China following the end of strict anti-pandemic policies in the second half of 2022. Shares of MercadoLibre, an e-commerce provider based in Uruguay, rose after reporting consecutive quarters of better-than-expected earnings and revenue. Shares of Taiwan Semiconductor Manufacturing rose after the company reported better-than-expected earnings for the fourth quarter of 2022 and outlined plans to reduce spending in 2023.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in EPAM Systems Inc. and its overweight positions in JD.com Inc. and Infosys Inc. Shares of EPAM Systems, a global provider of software development and digital platform services that largely operates from Belarus, fell after the company issued a weaker-than-expected earnings forecast for 2023. Shares of JD.com, a Chinese e-commerce provider, fell after the company reported slowing growth in sales during the period. Shares of Infosys, an Indian digital services and consulting company, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.
As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark during the period were in the information technology and consumer staples sectors and its largest relative underweight allocations were in the materials and communication services sectors. The Fund’s largest country overweight allocations relative to the Benchmark during the period were in India and Argentina and its largest relative underweight allocations were in Saudi Arabia and South Korea.

April 30, 2023	J.P. Morgan International Equity Funds	3

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	8.2%
2.	Samsung Electronics Co. Ltd. (South Korea)	6.4
3.	Tencent Holdings Ltd. (China)	4.3
4.	MercadoLibre, Inc. (Brazil)	3.5
5.	HDFC Bank Ltd. (India)	3.4
6.	Housing Development Finance Corp. Ltd. (India)	3.2
7.	AIA Group Ltd. (Hong Kong)	2.8
8.	Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	2.6
9.	Kotak Mahindra Bank Ltd. (India)	2.3
10.	Bank Central Asia Tbk. PT (Indonesia)	2.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
China	23.5%
India	22.8
Taiwan	12.9
South Korea	8.4
Brazil	7.7
Hong Kong	6.1
Indonesia	4.9
Mexico	3.7
United States	3.5
South Africa	3.0
Portugal	1.5
Panama	1.0
Others (each less than 1.0%)	0.9
Short-Term Investments	0.1

4	J.P. Morgan International Equity Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge **		12.27%	(7.17)%	(0.22)%	2.02%
Without Sales Charge		18.48	(2.02)	0.87	2.57
CLASS C SHARES	February 28, 2006
With CDSC ***		17.19	(3.53)	0.37	2.16
Without CDSC		18.19	(2.53)	0.37	2.16
CLASS I SHARES	September 10, 2001	18.66	(1.80)	1.12	2.82
CLASS L SHARES	November 15, 1993	18.69	(1.69)	1.22	2.95
CLASS R2 SHARES	July 31, 2017	18.31	(2.32)	0.57	2.36
CLASS R3 SHARES	July 31, 2017	18.46	(2.09)	0.82	2.54
CLASS R4 SHARES	July 31, 2017	18.61	(1.84)	1.07	2.79
CLASS R5 SHARES	September 9, 2016	18.72	(1.70)	1.22	2.95
CLASS R6 SHARES	December 23, 2013	18.74	(1.59)	1.32	3.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.
Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net total return) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

April 30, 2023	J.P. Morgan International Equity Funds	5

JPMorgan Emerging Markets Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares) *	17.55%
MSCI Emerging Markets Index (net total return)	16.36%
Net Assets as of 4/30/2023 (In Thousands)	$2,386,407
INVESTMENT OBJECTIVE**
The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R6 Shares outperformed the MSCI Emerging Markets Index  (the “Benchmark”) for the six months ended April 30, 2023.
By sector, the Fund’s security selection in the financials and utilities sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the industrials and energy sectors was a leading detractor from relative performance.
By country, the Fund’s security selection in India and Taiwan was a leading contributor to relative performance, while the Fund’s security selection in China and Thailand was a leading detractor to relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in Adani Total Gas Ltd. and Banco Bradesco S/A and its overweight position in Tencent Holdings Ltd. Shares of Adani Total Gas, an Indian natural gas utility not held in the Fund, fell sharply in the second half of the period amid investor concerns about business practices across the parent Adani Group of companies. Shares of Banco Bradesco, a Brazilian financial services company not held in the Fund, fell amid investor concerns about the economic outlook for Brazil. Shares of Tencent Holdings, a Chinese e-commerce provider, rose amid sales growth and a broad rebound in China’s technology sector during the second half of the period.
Leading individual detractors from relative performance included the Fund’s overweight positions in Lojas Renner SA and Alinma Bank, and its underweight position in PetroChina Co. Shares of Lojas Renner, a Brazilian department store chain, fell amid investor concerns about the company’s outlook for growth. Shares of Alinma, a Saudi Arabian bank, fell after the company reported lower-than-expected growth in annual net income. Shares of PetroChina, a Chinese state-owned petroleum and natural gas producer not held in the Fund, rose amid investor demand for lower valuation stocks in the global energy sector.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a combination of a disciplined portfolio construction process with in-depth fundamental research into individual securities conducted by a global network of research analysts to identify what they believed to be their relative value.
As a result of this process, by sector, the Fund’s largest overweight allocations relative to the Benchmark during the period were in the financials and consumer staples sectors and its largest underweight allocations were in the health care and industrials sectors.
By country, the Fund’s largest overweight allocations relative to the Benchmark during the period were in Mexico and South Korea and its largest relative underweight allocations were in Turkey and Kuwait.

April 30, 2023	J.P. Morgan International Equity Funds	7

JPMorgan Emerging Markets Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6.4%
2.	Tencent Holdings Ltd. (China)	4.6
3.	Samsung Electronics Co. Ltd. (South Korea)	4.4
4.	Alibaba Group Holding Ltd. (China)	2.6
5.	Reliance Industries Ltd. (India)	1.6
6.	China Construction Bank Corp., Class H (China)	1.2
7.	Meituan (China)	1.2
8.	Housing Development Finance Corp. Ltd. (India)	1.2
9.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.0
10.	Vale SA, ADR (Brazil)	1.0

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
China	31.4%
Taiwan	14.3
India	13.7
South Korea	12.5
Brazil	5.6
South Africa	4.3
Saudi Arabia	3.8
Mexico	3.2
Thailand	2.3
Indonesia	2.2
Malaysia	1.0
Others (each less than 1.0%)	4.8
Short-Term Investments	0.9

8	J.P. Morgan International Equity Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	17.50%	(5.69)%	2.78%
CLASS R6 SHARES	December 11, 2018	17.55	(5.63)	2.88

*	Not annualized.
LIFE OF FUND PERFORMANCE (12/11/18 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on December 11, 2018.
Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net total return) from December 11, 2018 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Emerging Markets Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in emerging markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class R6 Shares have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date.
Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

April 30, 2023	J.P. Morgan International Equity Funds	9

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	24.33%
MSCI Europe Index (net total return)	28.24%
Net Assets as of 4/30/2023 (In Thousands)	$640,016
INVESTMENT OBJECTIVE**
The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net total return) (the “Benchmark”) for the six months ended April 30, 2023.
Relative to the Benchmark, the Fund’s security selection in the industrials and information technology sectors was a leading detractor from performance, while the Fund’s security selection in the financials and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Hexatronic Group AB and Verbio Vereinigte BioEnergie AG, and its overweight position in NN Group NV. Shares of Hexatronic, a Swedish fiber optic equipment provider, fell amid investor concerns about the broader fiber-optic sector’s ability to raise capital. Shares of Verbio Vereinigte BioEnergie, a German biofuels manufacturer, fell after the company lowered its earnings forecast amid lower prices for bioethanol and higher input costs during the period. Shares of NN Group, a Dutch insurance and financial services provider, fell after the company reported lower operating profit for the second half of its fiscal year.
Leading individual contributors to relative performance included the Fund’s overweight positions in UniCredit SpA, Novo Nordisk A/S and LVMH Moet Hennessey Louis Vuitton SE. Shares of UniCredit, an Italian banking and financial services company, rose after the company reported better-than-expected results for the first quarter of 2023. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug and after the company reported revenue growth for the first quarter of 2023. Shares of LVMH Moet Hennessey Louis Vuitton, a luxury goods manufacturer, rose amid strong consumer demand and record revenue through the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	LVMH Moet Hennessy Louis Vuitton SE (France)	4.6%
2.	Novo Nordisk A/S, Class B (Denmark)	4.6
3.	Nestle SA (Registered)	4.0
4.	Novartis AG (Registered) (Switzerland)	4.0
5.	TotalEnergies SE (France)	3.1
6.	BP plc (United Kingdom)	3.0
7.	Siemens AG (Registered) (Germany)	2.4
8.	Allianz SE (Registered) (Germany)	2.3
9.	Koninklijke Ahold Delhaize NV (Netherlands)	2.2
10.	Vinci SA (France)	2.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
France	21.1%
Germany	16.8
United Kingdom	12.1
Switzerland	7.5
United States	6.8
Denmark	5.8
Ireland	4.9
Sweden	3.3
Netherlands	2.8
Finland	2.6
Spain	2.5
Italy	2.2
Austria	1.3
China	1.2
Others (each less than 1.0%)	1.2
Short-Term Investments	7.9

10	J.P. Morgan International Equity Funds	April 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

April 30, 2023	J.P. Morgan International Equity Funds	11

JPMorgan Europe Dynamic Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge **		17.82%	7.70%	2.86%	4.67%
Without Sales Charge		24.33	13.68	3.98	5.24
CLASS C SHARES	November 1, 1998
With CDSC ***		23.04	12.13	3.46	4.82
Without CDSC		24.04	13.13	3.46	4.82
CLASS I SHARES	September 10, 2001	24.46	13.91	4.23	5.52
CLASS L SHARES	September 10, 2001	24.55	14.09	4.37	5.68
CLASS R6 SHARES	October 1, 2018	24.60	14.19	4.46	5.73

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net total return) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI Europe Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in the developed markets countries in Europe. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan International Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	24.98%
MSCI EAFE Index (net total return)	24.19%
Net Assets as of 4/30/2023 (In Thousands)	$4,400,822
INVESTMENT OBJECTIVE**
The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of total return) (the “Benchmark”) for the six months ended April 30, 2023.
Relative to the Benchmark, the Fund’s security selection in the financials sector and its underweight position in the real estate sector, where the Fund had no holdings, were leading contributors to relative performance, while the Fund’s security selection in the industrials and utilities sectors was a leading detractor from relative performance.
By region, the Fund’s security selection in Europe, excluding the U.K., and in the Pacific, excluding Japan, was a leading contributor to performance. The Fund’s security selection in the U.K. and its out-of-Benchmark allocation to emerging markets were the leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Novo Nordisk A/S and LVMH Moet Hennessey Louis Vuitton SE, and its underweight position in Toyota Motor Corp. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug and after the company reported revenue growth for the first quarter of 2023. Shares of LVMH Moet Hennessey Louis Vuitton, a luxury goods manufacturer, rose amid strong consumer demand and record revenue through the first quarter of 2023. Shares of Toyota Motor, a Japanese automobile manufacturer, fell after the company named a new chief executive and chairman, and after it reported a decline in North American sales.
Leading individual detractors from relative performance included the Fund’s overweight positions in Roche Holding AG, DBS Group Holdings Ltd. and Kyowa Kirin Co. Shares of Roche Holdings, a Swiss pharmaceutical and diagnostics company, fell after the company forecast weaker earnings in 2023 amid a drop in sales of Covid treatments. Shares of DBS Group Holdings, a Singapore financial services provider, fell after the company reported a disruption in its digital services to customers. Shares of Kyowa Kirin, a Japanese maker of pharmaceuticals and other medical products, fell after the company lowered its forecast for 2023 earnings.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

April 30, 2023	J.P. Morgan International Equity Funds	13

JPMorgan International Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	3.7%
2.	Shell plc (Netherlands)	3.0
3.	AstraZeneca plc (United Kingdom)	2.7
4.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.3
5.	Novo Nordisk A/S, Class B (Denmark)	2.3
6.	TotalEnergies SE (France)	2.3
7.	Roche Holding AG	2.3
8.	ASML Holding NV (Netherlands)	2.1
9.	Iberdrola SA (Spain)	1.9
10.	DBS Group Holdings Ltd. (Singapore)	1.9

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	16.0%
France	15.9
United States	9.9
Germany	9.4
United Kingdom	9.2
Netherlands	5.1
Denmark	4.5
Hong Kong	4.0
Sweden	2.8
Switzerland	2.7
Australia	2.5
Spain	1.9
Singapore	1.9
South Korea	1.2
Belgium	1.0
India	1.0
Others (each less than 1.0%)	3.5
Short-Term Investments	7.5

14	J.P. Morgan International Equity Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge **		18.30%	3.83%	2.21%	3.81%
Without Sales Charge		24.88	9.57	3.32	4.37
CLASS C SHARES	January 31, 2003
With CDSC ***		23.54	7.98	2.81	3.95
Without CDSC		24.54	8.98	2.81	3.95
CLASS I SHARES	January 1, 1997	24.98	9.80	3.58	4.63
CLASS R2 SHARES	November 3, 2008	24.73	9.24	3.02	4.08
CLASS R5 SHARES	May 15, 2006	25.05	9.94	3.69	4.78
CLASS R6 SHARES	November 30, 2010	25.16	10.07	3.80	4.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net total return) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2023	J.P. Morgan International Equity Funds	15

JPMorgan International Focus Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	23.83%
MSCI ACWI ex USA Index (net total return)	20.65%
Net Assets as of 4/30/2023 (In Thousands)	$1,338,536
INVESTMENT OBJECTIVE**
The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the MSCI ACWI ex USA Index (net total return) (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s security selection in the communication services and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector was the sole sector detractor from relative performance.
By region, the Fund’s security selection in emerging markets and continental Europe was a leading contributor to relative performance, while the Fund’s security selection in the U.K. and its overweight position in North America (Canada) were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in LVMH Moet Hennessey Louis Vuitton SE, Novo Nordisk AS and Tencent Holdings Ltd. Shares of LVMH Moet Hennessey Louis Vuitton, a luxury goods manufacturer, rose amid strong consumer demand and record revenue through the first quarter of 2023. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug and after the company reported revenue growth for the first quarter of 2023. Shares of Tencent Holdings, a Chinese e-commerce provider, rose after the company reported a surge in sales during the period and amid a broader economic recovery in China.
Leading individual detractors from relative performance included the Fund’s overweight positions in Toronto-Dominion Bank, Canadian National Railway Co. and Roche Holding AG. Shares of Toronto-Dominion, a Canadian banking and financial services provider, fell amid the company’s failed negotiations to acquire First Horizon Corp. Shares of Canadian National Railway, a freight rail operator, underperformed amid a retreat in commodities prices during the period and investor expectations for lower 2023 earnings among large freight railroads. Shares of Roche Holdings, a Swiss pharmaceutical and diagnostics company, fell after the company forecast weaker earnings in 2023 amid a drop in sales of Covid treatments.
HOW WAS THE FUND POSITIONED?
By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the portfolio managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on their share prices.

16	J.P. Morgan International Equity Funds	April 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Shell plc (Netherlands)	4.5%
2.	Nestle SA (Registered)	4.3
3.	Samsung Electronics Co. Ltd. (South Korea)	3.5
4.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3.0
5.	Allianz SE (Registered) (Germany)	2.9
6.	TotalEnergies SE (France)	2.8
7.	HDFC Bank Ltd., ADR (India)	2.7
8.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.6
9.	Canadian National Railway Co. (Canada)	2.5
10.	ASML Holding NV (Netherlands)	2.5

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
France	13.5%
United States	11.0
Japan	9.6
Germany	8.6
United Kingdom	8.0
Netherlands	7.0
Canada	6.5
South Korea	3.5
Denmark	3.2
Taiwan	3.0
Indonesia	2.8
India	2.7
Singapore	2.4
Spain	2.4
China	2.3
Australia	2.3
Hong Kong	2.2
Belgium	2.0
Sweden	1.6
Mexico	1.1
South Africa	1.1
Short-Term Investments	3.2

April 30, 2023	J.P. Morgan International Equity Funds	17

JPMorgan International Focus Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 30, 2011
With Sales Charge **		17.23%	1.68%	2.59%	4.54%
Without Sales Charge		23.70	7.31	3.70	5.10
CLASS C SHARES	November 30, 2011
With CDSC ***		22.39	5.73	3.18	4.68
Without CDSC		23.39	6.73	3.18	4.68
CLASS I SHARES	November 30, 2011	23.83	7.54	3.96	5.39
CLASS R2 SHARES	November 30, 2011	23.54	7.00	3.39	4.81
CLASS R5 SHARES	November 30, 2011	23.87	7.64	4.06	5.51
CLASS R6 SHARES	November 30, 2011	23.99	7.75	4.17	5.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on November 30, 2011.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI ACWI ex USA Index (net total return) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI ACWI ex USA Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI ACWI ex USA Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed and emerging markets, excluding the U.S. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	14.69%
MSCI EAFE Index (net total return)	24.19%
ICE BofA 3-Month US Treasury Bill Index	2.10%
Net Assets as of 4/30/2023 (In Thousands)	$147,382
INVESTMENT OBJECTIVE**
The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the MSCI EAFE Index (net total return) (the “Benchmark”) and outperformed the ICE BofA 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2023. The Fund’s options hedge allowed the Fund to generally perform as designed during the reporting period with about 46% of the Benchmark’s volatility.
The Fund’s security selection in the pharmaceutical/medical technology and industrial cyclicals sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the banks and financial services sectors was a leading contributor to relative performance.
By country, the Fund’s security selection in Switzerland and the Netherlands was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the U.K. and its overweight allocation to France were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in NN Group NV and Roche Holding AG, and its underweight position in HSBC Holdings PLC. Shares of NN Group, a Dutch insurance and financial services provider, fell after the company reported lower operating profit for the second half of its fiscal year. Shares of Roche Holdings, a Swiss pharmaceutical and diagnostics company, fell after the company forecast weaker earnings in 2023 amid a drop in sales of Covid treatments. Shares of HSBC, a U.K. banking and financial services provider, underperformed amid investor concerns about the broader banking sector following the collapse of Credit Suisse.
Leading individual contributors to relative performance included the Fund’s overweight positions in 3i Group PLC, Novo Nordisk AS and L’Oreal SA. Shares of 3i Group, a U.K. private equity and venture capital investment company, rose amid positive performance from its portfolio holdings. Shares of Novo Nordisk, a Danish pharmaceuticals and health care products provider, rose amid consumer demand for the company’s weight-loss drug and after the company reported revenue growth for the first quarter of 2023. Shares of L’Oreal, a French hair products and cosmetics manufacturer, rose after the company reports strong sales growth during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

April 30, 2023	J.P. Morgan International Equity Funds	19

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Nestle SA (Registered)	2.7%
2.	LVMH Moet Hennessy Louis Vuitton SE (France)	2.5
3.	Novo Nordisk A/S, Class B (Denmark)	2.4
4.	ASML Holding NV (Netherlands)	2.2
5.	Roche Holding AG	1.9
6.	AstraZeneca plc (United Kingdom)	1.9
7.	Shell plc (Netherlands)	1.8
8.	Novartis AG (Registered) (Switzerland)	1.6
9.	BP plc (United Kingdom)	1.5
10.	L'Oreal SA (France)	1.3

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	21.6%
United Kingdom	12.9
France	12.5
Germany	8.6
United States	8.2
Netherlands	6.0
Australia	6.0
Switzerland	5.7
Denmark	3.2
Spain	2.6
Hong Kong	2.4
Sweden	2.0
Singapore	1.1
Finland	1.0
Italy	1.0
Others (each less than 1.0%)	1.7
Short-Term Investments	3.5

20	J.P. Morgan International Equity Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge **		8.55%	4.06%	1.82%
Without Sales Charge		14.56	9.80	3.15
CLASS C SHARES	March 15, 2019
With CDSC ***		13.35	8.27	2.64
Without CDSC		14.35	9.27	2.64
CLASS I SHARES	March 15, 2019	14.69	10.11	3.42
CLASS R5 SHARES	March 15, 2019	14.80	10.21	3.56
CLASS R6 SHARES	March 15, 2019	14.91	10.40	3.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (3/15/19 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
The Fund commenced operations on March 15, 2019.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net total return) and the ICE BofA 3-Month US Treasury Bill Index from March 15, 2019 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The performance of the ICE BofA 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The ICE BofA 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for

April 30, 2023	J.P. Morgan International Equity Funds	21

JPMorgan International Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, noninfringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan International Value Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	24.13%
MSCI EAFE Value Index (net total return)	22.90%
Net Assets as of 4/30/2023 (In Thousands)	$456,773
INVESTMENT OBJECTIVE**
The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the MSCI EAFE Value Index (net total return) (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s security selection in the telecommunications services and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s overweight position in the energy sector and its underweight position in the utilities sector were leading detractors from relative performance.
By region, the Fund’s security selection in Japan and the U.K. was a leading contributor to performance relative to the Benchmark, while its security selection in continental Europe and the Pacific Rim was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in Toyota Motor Corp., British American Tobacco PLC and Softbank Corp., Shares of Toyota Motor, a Japanese automobile manufacturer, fell after the company named a new chief executive and chairman, and after it reported a decline in North American sales. Shares of
British American Tobacco, a U.K. tobacco and nicotine products manufacturer not held in the Fund, fell amid increased U.S. regulatory efforts to reduce smoking and nicotine use. Shares of SoftBank, a Japanese investment company not held in the Fund, fell after the company reported a loss for its fiscal third quarter.
Leading individual detractors from relative performance included the Fund’s underweight positions in Enel SpA and SAP SE, and its overweight position in Equinor ASA. Shares of Enel, an Italian electricity and natural gas utility, rose after the company reported earnings and revenue growth during the period. Shares of SAP, a German software provider, rose after the company reported better-than-expected results during the period. Shares of Equinor, a Norwegian oil and gas producer, fell amid weaker global energy prices during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight positions relative to the Benchmark during the period were in the energy and banks sectors, while the largest underweight positions were in the food, beverage & tobacco sector and the utilities sector.

April 30, 2023	J.P. Morgan International Equity Funds	23

JPMorgan International Value Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Novartis AG (Registered) (Switzerland)	3.1%
2.	Shell plc (Netherlands)	3.0
3.	TotalEnergies SE (France)	2.2
4.	BHP Group Ltd. (Australia)	2.0
5.	BP plc (United Kingdom)	1.8
6.	HSBC Holdings plc (United Kingdom)	1.8
7.	Sanofi	1.5
8.	Allianz SE (Registered) (Germany)	1.5
9.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.2
10.	GSK plc	1.2

PORTFOLIO COMPOSITION BY COUNTRY AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Japan	18.4%
United Kingdom	13.5
France	10.4
Germany	9.4
Australia	8.0
Netherlands	5.8
Switzerland	5.6
United States	4.2
Italy	3.6
Spain	2.9
Norway	2.8
Hong Kong	2.2
Sweden	1.8
Denmark	1.5
Finland	1.5
Austria	1.1
Singapore	1.1
Others (each less than 1.0%)	2.3
Short-Term Investments	3.9

24	J.P. Morgan International Equity Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge **		17.38%	5.30%	0.16%	1.91%
Without Sales Charge		23.93	11.10	1.25	2.46
CLASS C SHARES	July 11, 2006
With CDSC ***		22.72	9.63	0.75	2.05
Without CDSC		23.72	10.63	0.75	2.05
CLASS I SHARES	September 10, 2001	24.15	11.45	1.52	2.74
CLASS L SHARES	November 4, 1993	24.13	11.47	1.61	2.85
CLASS R2 SHARES	November 3, 2008	23.76	10.73	0.95	2.18
CLASS R5 SHARES	September 9, 2016	24.21	11.46	1.61	2.85
CLASS R6 SHARES	November 30, 2010	24.21	11.67	1.71	2.97

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.
Returns for Class R5 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net total return) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The MSCI EAFE Value Index (net total return) is a free float-adjusted market capitalization weighted index  that is designed to measure the performance of value-oriented large- and mid- cap stocks in developed markets, excluding the U.S. and Canada. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2023	J.P. Morgan International Equity Funds	25

JPMorgan Emerging Markets Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.5%
Brazil — 7.8%
B3 SA - Brasil Bolsa Balcao	6,245	14,586
Itau Unibanco Holding SA, ADR	12,965	66,772
MercadoLibre, Inc. *	222	282,825
NU Holdings Ltd., Class A *	22,632	116,780
Raia Drogasil SA	16,831	88,682
XP, Inc., Class A *	4,331	61,883
		631,528
China — 23.6%
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A *	14,190	60,845
Budweiser Brewing Co. APAC Ltd. (a)	26,855	77,589
Dada Nexus Ltd., ADR *	3,380	20,481
Foshan Haitian Flavouring & Food Co. Ltd., Class A *	8,013	81,853
Fuyao Glass Industry Group Co. Ltd., Class A *	10,452	51,307
JD.com, Inc., ADR	1,269	45,324
JD.com, Inc., Class A	7,648	136,493
Jiangsu Hengli Hydraulic Co. Ltd., Class A *	13,215	117,661
Kingdee International Software Group Co. Ltd. *	25,620	39,395
Meituan * (a)	2,319	39,638
Midea Group Co. Ltd., Class A	3,160	25,940
NetEase, Inc., ADR	91	8,116
NetEase, Inc.	6,083	108,285
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A *	1,898	85,622
Shenzhou International Group Holdings Ltd.	10,325	99,170
Silergy Corp.	5,554	87,666
Tencent Holdings Ltd.	7,848	348,591
Wanhua Chemical Group Co. Ltd., Class A *	8,662	115,498
Wuliangye Yibin Co. Ltd., Class A	4,588	112,107
WuXi AppTec Co. Ltd., Class A *	5,739	56,130
Wuxi Biologics Cayman, Inc. * (a)	14,129	84,252
Yum China Holdings, Inc.	1,765	108,002
		1,909,965
Hong Kong — 6.1%
AIA Group Ltd.	21,307	231,962
Hong Kong Exchanges & Clearing Ltd.	850	35,302
Prudential plc	6,925	105,954
Techtronic Industries Co. Ltd.	10,004	108,234
Techtronic Industries Co. Ltd.	1,219	13,206
		494,658
India — 22.9%
Apollo Hospitals Enterprise Ltd.	1,404	77,741
INVESTMENTS	SHARES (000)	VALUE ($000)

India — continued
Asian Paints Ltd.	1,277	45,463
Britannia Industries Ltd.	1,042	58,093
HDFC Bank Ltd., ADR *	2,433	169,849
HDFC Bank Ltd.	13,266	274,272
HDFC Life Insurance Co. Ltd. * (a)	16,510	107,186
Hindustan Unilever Ltd.	3,140	94,506
Housing Development Finance Corp. Ltd.	7,648	260,579
Infosys Ltd., ADR	6,211	96,521
Infosys Ltd.	3,205	49,455
ITC Ltd.	16,145	84,190
Kotak Mahindra Bank Ltd.	8,026	191,009
Reliance Industries Ltd.	5,555	164,954
Tata Consultancy Services Ltd. *	4,506	178,161
		1,851,979
Indonesia — 4.9%
Bank Central Asia Tbk. PT	304,772	188,608
Bank Rakyat Indonesia Persero Tbk. PT	597,595	208,250
		396,858
Macau — 0.9%
Sands China Ltd. *	21,541	77,147
Mexico — 3.7%
Grupo Financiero Banorte SAB de CV, Class O	14,394	124,742
Wal-Mart de Mexico SAB de CV	43,855	176,767
		301,509
Panama — 1.0%
Copa Holdings SA, Class A	870	78,604
Portugal — 1.5%
Jeronimo Martins SGPS SA	4,778	120,582
South Africa — 3.1%
Bid Corp. Ltd.	3,350	76,236
Capitec Bank Holdings Ltd.	815	70,925
FirstRand Ltd.	28,849	101,673
		248,834
South Korea — 8.5%
Delivery Hero SE * (a)	820	32,787
LG Chem Ltd.	177	98,329
NCSoft Corp.	127	35,886
Samsung Electronics Co. Ltd.	10,524	517,833
		684,835
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — 13.0%
Chailease Holding Co. Ltd. *	16,868	122,853
Delta Electronics, Inc. *	10,968	107,442
Realtek Semiconductor Corp. *	4,830	56,641
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,877	664,044
Taiwan Semiconductor Manufacturing Co. Ltd.	5,951	97,451
		1,048,431
United States — 3.5%
EPAM Systems, Inc. *	386	108,997
Estee Lauder Cos., Inc. (The), Class A	429	105,953
Globant SA *	245	38,454
JS Global Lifestyle Co. Ltd. * (a)	33,122	29,365
		282,769
Total Common Stocks (Cost $7,041,777)		8,127,699
Short-Term Investments — 0.0% ^
Investment Companies — 0.0% ^
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (b) (c)(Cost $5,306)	5,305	5,306
Total Investments — 100.5% (Cost $7,047,083)		8,133,005
Liabilities in Excess of Other Assets — (0.5)%		(43,958)
NET ASSETS — 100.0%		8,089,047

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
APAC	Asia Pacific
PT	Limited liability company
SGPS	Holding company

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	17.3%
Semiconductors & Semiconductor Equipment	11.1
Technology Hardware, Storage & Peripherals	6.4
Financial Services	6.0
Consumer Staples Distribution & Retail	5.9
IT Services	5.8
Broadline Retail	5.7
Insurance	5.5
Interactive Media & Services	4.3
Chemicals	3.2
Hotels, Restaurants & Leisure	3.2
Machinery	2.9
Personal Care Products	2.5
Beverages	2.3
Oil, Gas & Consumable Fuels	2.0
Entertainment	1.9
Life Sciences Tools & Services	1.7
Food Products	1.7
Capital Markets	1.4
Electronic Equipment, Instruments & Components	1.3
Textiles, Apparel & Luxury Goods	1.2
Health Care Equipment & Supplies	1.1
Tobacco	1.0
Passenger Airlines	1.0
Health Care Providers & Services	1.0
Others (each less than 1.0%)	2.5
Short-Term Investments	0.1
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	27

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.7%
Brazil — 5.5%
B3 SA - Brasil Bolsa Balcao	891	2,081
Centrais Eletricas Brasileiras SA	712	4,814
Cia Energetica de Minas Gerais (Preference)	1,053	2,598
Gerdau SA (Preference)	1,606	8,094
Itau Unibanco Holding SA (Preference)	2,526	13,084
Itausa SA (Preference)	3,779	6,530
Localiza Rent a Car SA *	707	8,217
Lojas Renner SA *	2,072	6,564
MercadoLibre, Inc. *	1	1,370
NU Holdings Ltd., Class A *	411	2,122
Petroleo Brasileiro SA (Preference)	3,684	17,466
Raia Drogasil SA	1,606	8,461
Suzano SA	792	6,298
TIM SA, ADR (a)	571	7,941
Vale SA, ADR	1,628	23,463
WEG SA	1,412	11,601
		130,704
Chile — 0.3%
Banco Santander Chile, ADR	324	6,201
Cencosud SA	1,068	2,177
		8,378
China — 30.7%
Aier Eye Hospital Group Co. Ltd., Class A *	533	2,270
Alibaba Group Holding Ltd. *	5,690	60,168
Amoy Diagnostics Co. Ltd., Class A *	270	1,100
Angel Yeast Co. Ltd., Class A *	324	1,876
Anhui Conch Cement Co. Ltd., Class H	585	1,849
ANTA Sports Products Ltd.	493	6,121
Baidu, Inc., ADR *	57	6,906
Baidu, Inc., Class A *	36	540
Baoshan Iron & Steel Co. Ltd., Class A *	5,643	5,255
BeiGene Ltd., ADR * (a)	6	1,471
BeiGene Ltd. *	4	84
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A *	461	1,975
BOC Aviation Ltd. (b)	293	2,320
BOE Technology Group Co. Ltd., Class A *	11,013	6,401
BYD Co. Ltd., Class H	135	4,094
CGN Power Co. Ltd., Class H (b)	9,418	2,487
Chacha Food Co. Ltd., Class A *	567	3,550
China Construction Bank Corp., Class H	43,418	29,026
China International Capital Corp. Ltd., Class H * (b)	2,870	6,031
China Life Insurance Co. Ltd., Class H	4,476	8,599
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
China Longyuan Power Group Corp. Ltd., Class H	3,855	4,046
China Merchants Bank Co. Ltd., Class H *	2,850	13,760
China Oilfield Services Ltd., Class H	3,744	4,404
China Overseas Land & Investment Ltd.	2,993	7,591
China Pacific Insurance Group Co. Ltd., Class H	2,031	6,068
China Petroleum & Chemical Corp., Class H	10,886	7,135
China Resources Land Ltd.	2,190	10,198
China Resources Mixc Lifestyle Services Ltd. (b)	545	2,888
China Vanke Co. Ltd., Class H *	2,681	4,191
China Yangtze Power Co. Ltd., Class A *	2,067	6,535
Chongqing Fuling Zhacai Group Co. Ltd., Class A *	1,217	4,537
Country Garden Services Holdings Co. Ltd.	655	1,029
CSPC Pharmaceutical Group Ltd.	4,904	4,994
Dongguan Yiheda Automation Co. Ltd., Class A *	390	3,062
ENN Energy Holdings Ltd.	755	10,348
Flat Glass Group Co. Ltd., Class H	782	2,198
Foshan Haitian Flavouring & Food Co. Ltd., Class A *	591	6,033
Fuyao Glass Industry Group Co. Ltd., Class H * (b)	1,384	5,631
Ganfeng Lithium Group Co. Ltd. * (b)	261	1,724
Guangzhou Automobile Group Co. Ltd., Class H *	7,348	4,586
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A *	470	5,561
H World Group Ltd. *	1,391	6,508
Haier Smart Home Co. Ltd., Class H *	3,010	9,812
Han's Laser Technology Industry Group Co. Ltd., Class A *	880	3,327
Hefei Meiya Optoelectronic Technology, Inc., Class A *	588	2,307
Huatai Securities Co. Ltd., Class H * (b)	1,058	1,367
Huayu Automotive Systems Co. Ltd., Class A *	1,193	2,826
Hundsun Technologies, Inc., Class A *	452	3,232
Industrial & Commercial Bank of China Ltd., Class H	23,121	12,439
Inner Mongolia Yili Industrial Group Co. Ltd., Class A *	1,343	5,734
Jade Bird Fire Co. Ltd., Class A *	685	2,493
JD Health International, Inc. * (b)	302	2,179
JD Logistics, Inc. * (b)	1,124	1,756
JD.com, Inc., Class A	1,065	19,009
Jiangsu Hengli Hydraulic Co. Ltd., Class A *	587	5,230
Joinn Laboratories China Co. Ltd., Class H * (b)	343	1,320
Kanzhun Ltd., ADR *	110	2,040
Kingdee International Software Group Co. Ltd. *	2,534	3,896
Kunlun Energy Co. Ltd.	7,654	7,095
Kweichow Moutai Co. Ltd., Class A *	44	11,179
Laobaixing Pharmacy Chain JSC, Class A *	512	2,582
LONGi Green Energy Technology Co. Ltd., Class A *	1,012	5,111
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Meituan * (b)	1,691	28,895
Midea Group Co. Ltd., Class A	272	2,233
Minth Group Ltd.	1,112	3,220
Montage Technology Co. Ltd., Class A *	274	2,412
NARI Technology Co. Ltd., Class A *	615	2,324
NetEase, Inc.	1,000	17,797
NIO, Inc., ADR * (a)	279	2,199
NIO, Inc., Class A *	204	1,608
Oppein Home Group, Inc., Class A *	193	3,211
PDD Holdings, Inc., ADR *	188	12,792
Pharmaron Beijing Co. Ltd., Class H * (b)	606	2,627
PICC Property & Casualty Co. Ltd., Class H *	6,630	8,019
Ping An Bank Co. Ltd., Class A *	2,496	4,534
Ping An Insurance Group Co. of China Ltd., Class H	3,229	23,557
Postal Savings Bank of China Co. Ltd., Class H (b)	7,261	4,734
Qingdao Haier Biomedical Co. Ltd., Class A *	308	3,074
Sany Heavy Industry Co. Ltd., Class A *	1,208	2,882
Shanghai Baosight Software Co. Ltd., Class A *	563	4,393
Shanghai Liangxin Electrical Co. Ltd., Class A	1,143	1,899
Shanghai Putailai New Energy Technology Co. Ltd., Class A	266	2,010
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A *	159	7,155
Shenzhou International Group Holdings Ltd.	379	3,642
Silergy Corp.	338	5,335
Skshu Paint Co. Ltd., Class A *	184	2,727
StarPower Semiconductor Ltd., Class A *	49	1,704
Sunny Optical Technology Group Co. Ltd.	151	1,600
Suzhou Maxwell Technologies Co. Ltd., Class A *	90	3,568
Tencent Holdings Ltd.	2,391	106,181
Tingyi Cayman Islands Holding Corp.	1,398	2,443
Trip.com Group Ltd., ADR *	127	4,519
Trip.com Group Ltd. *	10	341
Wanhua Chemical Group Co. Ltd., Class A *	475	6,329
Wuliangye Yibin Co. Ltd., Class A	275	6,720
WuXi AppTec Co. Ltd., Class H (b)	679	5,972
Wuxi Biologics Cayman, Inc. * (b)	1,680	10,018
Xinyi Solar Holdings Ltd.	2,922	3,141
XPeng, Inc., Class A *	409	1,955
Yum China Holdings, Inc.	104	6,386
Yum China Holdings, Inc.	97	5,944
Zhejiang Dingli Machinery Co. Ltd., Class A *	566	4,178
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A *	509	5,045
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Zhejiang Weixing New Building Materials Co. Ltd., Class A *	1,395	4,457
Zhuzhou CRRC Times Electric Co. Ltd. *	1,041	4,200
Zijin Mining Group Co. Ltd., Class H *	6,308	10,680
ZTO Express Cayman, Inc.	106	2,932
		731,676
Colombia — 0.1%
Ecopetrol SA, ADR (a)	279	2,708
Greece — 0.5%
Hellenic Telecommunications Organization SA	324	4,740
OPAP SA *	393	6,694
		11,434
Hong Kong — 0.2%
Techtronic Industries Co. Ltd.	353	3,819
Hungary — 0.4%
OTP Bank Nyrt.	213	6,485
Richter Gedeon Nyrt.	156	3,768
		10,253
India — 13.4%
Apollo Hospitals Enterprise Ltd.	140	7,773
Ashok Leyland Ltd.	2,010	3,601
Asian Paints Ltd.	27	945
Axis Bank Ltd. *	1,133	11,960
Bajaj Finance Ltd.	23	1,805
Bharat Petroleum Corp. Ltd.	1,487	6,510
Biocon Ltd.	772	2,198
Britannia Industries Ltd.	145	8,109
Dabur India Ltd.	543	3,543
Dr Reddy's Laboratories Ltd.	146	8,802
Eicher Motors Ltd.	104	4,232
Godrej Properties Ltd. *	222	3,584
HCL Technologies Ltd.	363	4,744
HDFC Bank Ltd., ADR *	108	7,558
HDFC Life Insurance Co. Ltd. * (b)	1,190	7,723
Hindustan Unilever Ltd.	478	14,375
Housing Development Finance Corp. Ltd.	833	28,366
ICICI Bank Ltd. *	2,065	23,294
ICICI Prudential Life Insurance Co. Ltd. * (b)	702	3,741
Infosys Ltd., ADR	1,498	23,277
ITC Ltd.	2,065	10,769
Kotak Mahindra Bank Ltd.	464	11,033
Larsen & Toubro Ltd.	296	8,583
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	29

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
India — continued
Maruti Suzuki India Ltd.	100	10,487
NTPC Ltd.	2,648	5,585
Oil & Natural Gas Corp. Ltd.	1,512	2,948
Petronet LNG Ltd.	1,881	5,464
Power Grid Corp. of India Ltd.	2,426	7,054
Reliance Industries Ltd.	1,255	37,282
Shriram Finance Ltd.	377	6,157
Tata Consultancy Services Ltd. *	399	15,775
Tata Consumer Products Ltd.	562	5,261
UltraTech Cement Ltd.	90	8,377
UPL Ltd.	964	8,745
		319,660
Indonesia — 2.1%
Bank Central Asia Tbk. PT	30,417	18,823
Bank Mandiri Persero Tbk. PT	7,537	2,664
Bank Rakyat Indonesia Persero Tbk. PT	42,148	14,688
Telkom Indonesia Persero Tbk. PT	41,223	11,940
United Tractors Tbk. PT	1,540	3,041
		51,156
Malaysia — 1.0%
CIMB Group Holdings Bhd.	3,230	3,670
Malayan Banking Bhd.	1,535	2,984
Petronas Chemicals Group Bhd.	3,379	5,377
Public Bank Bhd.	9,657	8,433
Tenaga Nasional Bhd.	1,865	3,724
		24,188
Mexico — 3.2%
America Movil SAB de CV	13,500	14,559
Cemex SAB de CV *	10,995	6,610
Grupo Aeroportuario del Pacifico SAB de CV, Class B	397	7,061
Grupo Aeroportuario del Sureste SAB de CV, Class B	236	6,758
Grupo Financiero Banorte SAB de CV, Class O	1,442	12,496
Grupo Mexico SAB de CV	1,860	9,097
Kimberly-Clark de Mexico SAB de CV, Class A	2,087	4,718
Regional SAB de CV	304	2,223
Wal-Mart de Mexico SAB de CV	2,938	11,842
		75,364
Panama — 0.1%
Copa Holdings SA, Class A	26	2,342
Peru — 0.4%
Credicorp Ltd.	67	9,143
INVESTMENTS	SHARES (000)	VALUE ($000)

Philippines — 0.2%
ACEN Corp. *	758	82
Ayala Land, Inc.	5,005	2,419
BDO Unibank, Inc.	1,109	2,892
		5,393
Poland — 0.7%
Dino Polska SA * (b)	100	10,211
Powszechny Zaklad Ubezpieczen SA	684	6,300
		16,511
Qatar — 0.6%
Industries Qatar QSC	1,376	4,850
Qatar National Bank QPSC	2,171	9,190
		14,040
Russia — 0.0% ^
Gazprom PJSC ‡	4,581	273
Magnitogorsk Iron & Steel Works PJSC ‡ *	3,146	36
MMC Norilsk Nickel PJSC, ADR ‡ *	—	—
MMC Norilsk Nickel PJSC ‡	41	205
Novatek PJSC ‡	165	50
Rosneft Oil Co. PJSC ‡	833	64
Sberbank of Russia PJSC ‡ *	3,172	104
Severstal PAO, GDR ‡ * (b)	329	105
TCS Group Holding plc, GDR ‡ * (b)	69	49
X5 Retail Group NV, GDR ‡ * (b)	207	50
		936
Saudi Arabia — 3.7%
Al Rajhi Bank	983	20,280
Alinma Bank	1,014	8,629
Almarai Co. JSC	321	5,062
Etihad Etisalat Co. *	417	5,148
Mouwasat Medical Services Co.	46	3,068
SABIC Agri-Nutrients Co.	125	4,484
Saudi Arabian Mining Co. *	171	3,202
Saudi Arabian Oil Co. (b)	758	7,302
Saudi Basic Industries Corp.	451	11,165
Saudi National Bank (The)	744	9,768
Saudi Telecom Co.	847	10,196
		88,304
South Africa — 4.2%
Bid Corp. Ltd.	333	7,580
Bidvest Group Ltd. (The)	500	6,842
Capitec Bank Holdings Ltd.	79	6,906
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
South Africa — continued
Clicks Group Ltd.	521	7,608
Discovery Ltd. *	502	3,943
FirstRand Ltd.	3,430	12,088
Foschini Group Ltd. (The)	810	4,200
Gold Fields Ltd.	206	3,216
Impala Platinum Holdings Ltd.	182	1,774
MTN Group Ltd.	1,067	7,494
Naspers Ltd., Class N	82	14,669
Nedbank Group Ltd.	287	3,315
Sanlam Ltd.	2,261	6,974
Standard Bank Group Ltd.	868	8,138
Vodacom Group Ltd.	683	4,680
		99,427
South Korea — 12.1%
BGF retail Co. Ltd.	13	1,804
Hana Financial Group, Inc.	275	8,655
Hankook Tire & Technology Co. Ltd.	93	2,414
HL Mando Co. Ltd.	62	2,158
Hyundai Glovis Co. Ltd.	48	5,842
Hyundai Mobis Co. Ltd.	47	7,717
Hyundai Motor Co.	23	3,364
JYP Entertainment Corp.	55	3,725
Kakao Corp.	50	2,166
KB Financial Group, Inc.	278	10,301
Kia Corp.	178	11,296
KIWOOM Securities Co. Ltd.	35	2,432
LG Chem Ltd.	32	17,997
LG H&H Co. Ltd.	8	3,887
Lotte Chemical Corp.	27	3,381
NAVER Corp.	77	11,110
NCSoft Corp.	19	5,312
POSCO Holdings, Inc.	50	14,254
Samsung Biologics Co. Ltd. * (b)	13	7,752
Samsung Electronics Co. Ltd.	2,098	103,216
Samsung Fire & Marine Insurance Co. Ltd.	49	8,238
Samsung SDI Co. Ltd.	10	5,352
Shinhan Financial Group Co. Ltd.	266	6,956
SK Hynix, Inc.	293	19,720
SK Innovation Co. Ltd. *	51	6,676
SK Telecom Co. Ltd.	112	3,989
SK, Inc.	19	2,314
INVESTMENTS	SHARES (000)	VALUE ($000)

South Korea — continued
SKC Co. Ltd.	40	3,003
S-Oil Corp.	87	4,874
		289,905
Taiwan — 13.9%
Accton Technology Corp. *	859	8,392
Advantech Co. Ltd. *	728	8,810
ASE Technology Holding Co. Ltd. *	2,339	7,690
AUO Corp. *	6,154	3,418
Chailease Holding Co. Ltd. *	1,363	9,924
Chunghwa Telecom Co. Ltd. *	1,381	5,714
CTBC Financial Holding Co. Ltd.	13,749	10,135
Delta Electronics, Inc. *	1,357	13,293
E.Sun Financial Holding Co. Ltd. *	9,591	7,800
Eclat Textile Co. Ltd. *	341	5,430
eMemory Technology, Inc. *	56	3,348
Evergreen Marine Corp. Taiwan Ltd. *	372	1,967
Fubon Financial Holding Co. Ltd. *	3,687	7,101
Giant Manufacturing Co. Ltd. *	386	2,315
Hon Hai Precision Industry Co. Ltd. *	3,176	10,822
Largan Precision Co. Ltd.	84	5,516
MediaTek, Inc. *	296	6,436
Nan Ya Plastics Corp. *	3,192	8,113
Nien Made Enterprise Co. Ltd. *	311	3,424
Novatek Microelectronics Corp. *	349	4,771
Powertech Technology, Inc. *	772	2,312
President Chain Store Corp. *	591	5,207
Realtek Semiconductor Corp. *	398	4,667
Taiwan Mobile Co. Ltd.	971	3,272
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	14	1,196
Taiwan Semiconductor Manufacturing Co. Ltd.	9,169	150,148
Uni-President Enterprises Corp. *	3,844	9,215
United Microelectronics Corp. *	2,278	3,664
Vanguard International Semiconductor Corp. *	627	1,777
Wiwynn Corp. *	196	7,459
Yuanta Financial Holding Co. Ltd. *	12,106	8,911
		332,247
Thailand — 2.3%
Airports of Thailand PCL *	3,401	7,306
Bangkok Bank PCL	518	2,387
Indorama Ventures PCL	2,600	2,598
Kasikornbank PCL	1,094	4,018
PTT Exploration & Production PCL	1,681	7,313
PTT Exploration & Production PCL, NVDR	85	369
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	31

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Thailand — continued
PTT Global Chemical PCL	4,026	4,912
PTT Global Chemical PCL, NVDR	127	155
PTT PCL	4,348	3,958
PTT PCL, NVDR	137	125
SCB X PCL	1,997	6,023
SCG Packaging PCL	2,004	2,590
Siam Cement PCL (The), NVDR	18	165
Siam Cement PCL (The) (Registered)	725	6,679
Thai Oil PCL	2,619	3,585
Thai Oil PCL, NVDR	76	104
Thai Union Group PCL, Class F	4,867	1,970
		54,257
United Arab Emirates — 0.8%
Dubai Islamic Bank PJSC	2,885	4,377
Emaar Properties PJSC	5,258	8,524
Emirates Telecommunications Group Co. PJSC	612	4,008
First Abu Dhabi Bank PJSC	878	3,396
		20,305
United States — 0.3%
Genpact Ltd.	53	2,370
Globant SA *	15	2,292
JS Global Lifestyle Co. Ltd. * (b)	985	873
Parade Technologies Ltd.	47	1,440
		6,975
Total Common Stocks (Cost $2,292,495)		2,309,125
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Brazil — 0.0% ^
Localiza Rent a Car SA, expiring 5/11/2023*(Cost $—) (c)	3	11
	SHARES (000)
Short-Term Investments — 0.9%
Investment Companies — 0.6%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (d) (e)(Cost $13,958)	13,954	13,958
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (d) (e)	5,482	5,483
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (d) (e)	1,646	1,646
Total Investment of Cash Collateral from Securities Loaned (Cost $7,129)		7,129
Total Short-Term Investments (Cost $21,087)		21,087
Total Investments — 97.6% (Cost $2,313,582)		2,330,223
Other Assets Less Liabilities — 2.4%		56,184
NET ASSETS — 100.0%		2,386,407

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 is $6,883.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Value is zero.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan International Equity Funds	April 30, 2023

(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	15.5%
Semiconductors & Semiconductor Equipment	10.0
Interactive Media & Services	5.5
Technology Hardware, Storage & Peripherals	5.1
Oil, Gas & Consumable Fuels	5.0
Broadline Retail	4.6
Insurance	3.9
Chemicals	3.6
Metals & Mining	3.4
Consumer Staples Distribution & Retail	2.6
Financial Services	2.5
Hotels, Restaurants & Leisure	2.5
Food Products	2.3
Electronic Equipment, Instruments & Components	2.1
Wireless Telecommunication Services	2.0
IT Services	2.0
Automobiles	1.9
Real Estate Management & Development	1.7
Diversified Telecommunication Services	1.6
Machinery	1.4
Life Sciences Tools & Services	1.2
Entertainment	1.1
Construction Materials	1.1
Automobile Components	1.0
Others (each less than 1.0%)	15.5
Short-Term Investments	0.9
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	33

JPMorgan Emerging Markets Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
Futures contracts outstanding as of April 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	143	06/16/2023	USD	7,038	174

Abbreviations
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%
Australia — 0.7%
Rio Tinto plc	70	4,482
Austria — 1.4%
ANDRITZ AG	137	8,878
China — 1.3%
Prosus NV	109	8,130
Denmark — 6.0%
Carlsberg A/S, Class B	47	7,866
Novo Nordisk A/S, Class B	185	30,739
		38,605
Finland — 2.7%
Neste OYJ	151	7,312
Nordea Bank Abp	906	10,067
		17,379
France — 22.0%
Air Liquide SA	70	12,520
BNP Paribas SA	134	8,634
Elis SA	348	6,914
Engie SA (a)	820	13,130
LVMH Moet Hennessy Louis Vuitton SE (a)	32	31,049
Pernod Ricard SA	42	9,676
Sodexo SA *	69	7,406
SPIE SA	212	6,618
Thales SA	30	4,637
TotalEnergies SE	325	20,746
Verallia SA (b)	117	4,751
Vinci SA	118	14,621
		140,702
Germany — 17.6%
AIXTRON SE	99	2,790
Allianz SE (Registered)	61	15,264
CTS Eventim AG & Co. KGaA *	70	4,605
Deutsche Boerse AG	31	5,995
Deutsche Lufthansa AG (Registered) *	942	10,123
Dr Ing hc F Porsche AG (Preference) * (c)	67	8,442
Duerr AG	85	2,941
HUGO BOSS AG	67	5,021
Infineon Technologies AG	252	9,194
Mercedes-Benz Group AG	131	10,199
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	30	11,440
INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued
RWE AG	223	10,474
Siemens AG (Registered)	97	15,947
		112,435
Ireland — 5.1%
AIB Group plc	1,663	7,153
Bank of Ireland Group plc	873	9,040
Bank of Ireland Group plc	7	74
Ryanair Holdings plc, ADR *	86	8,251
Smurfit Kappa Group plc	217	8,050
		32,568
Italy — 2.3%
UniCredit SpA	731	14,476
Netherlands — 2.9%
ASML Holding NV (a)	6	3,547
Koninklijke Ahold Delhaize NV	435	14,965
		18,512
Norway — 0.6%
Aker Solutions ASA (b)	1,044	3,727
Spain — 2.6%
Banco de Sabadell SA	4,604	4,798
Industria de Diseno Textil SA (a)	343	11,795
		16,593
Sweden — 3.4%
Evolution AB (b)	59	7,822
Skanska AB, Class B	448	7,333
Volvo AB, Class B	334	6,873
		22,028
Switzerland — 7.8%
Cie Financiere Richemont SA (Registered)	73	12,004
Novartis AG (Registered)	258	26,432
Zurich Insurance Group AG	24	11,728
		50,164
United Kingdom — 12.6%
3i Group plc	457	10,176
Ashtead Group plc	122	7,025
BP plc	3,000	20,124
Dunelm Group plc	280	4,028
Inchcape plc	388	3,946
JD Sports Fashion plc	3,027	6,144
Pets at Home Group plc	1,017	4,935
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	35

JPMorgan Europe Dynamic Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
SSE plc	412	9,505
Weir Group plc (The)	204	4,715
Whitbread plc	246	10,091
		80,689
United States — 7.1%
Nestle SA (Registered)	210	26,943
Schneider Electric SE	60	10,523
Stellantis NV	494	8,181
		45,647
Total Common Stocks (Cost $499,501)		615,015
Short-Term Investments — 8.3%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (d) (e)(Cost $9,307)	9,305	9,308
Investment of Cash Collateral from Securities Loaned — 6.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (d) (e)	38,992	38,996
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (d) (e)	4,681	4,681
Total Investment of Cash Collateral from Securities Loaned (Cost $43,681)		43,677
Total Short-Term Investments (Cost $52,988)		52,985
Total Investments — 104.4% (Cost $552,489)		668,000
Liabilities in Excess of Other Assets — (4.4)%		(27,984)
NET ASSETS — 100.0%		640,016

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 is $37,040.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	8.6%
Banks	8.1
Oil, Gas & Consumable Fuels	7.2
Textiles, Apparel & Luxury Goods	7.2
Insurance	5.8
Food Products	4.0
Specialty Retail	4.0
Automobiles	4.0
Hotels, Restaurants & Leisure	3.8
Machinery	3.5
Construction & Engineering	3.3
Passenger Airlines	2.7
Beverages	2.6
Capital Markets	2.4
Industrial Conglomerates	2.4
Semiconductors & Semiconductor Equipment	2.3
Consumer Staples Distribution & Retail	2.2
Commercial Services & Supplies	2.0
Multi-Utilities	2.0
Containers & Packaging	1.9
Chemicals	1.9
Electrical Equipment	1.6
Independent Power and Renewable Electricity Producers	1.6
Electric Utilities	1.4
Broadline Retail	1.2
Trading Companies & Distributors	1.1
Others (each less than 1.0%)	3.3
Short-Term Investments	7.9
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan International Equity Funds	April 30, 2023

Futures contracts outstanding as of April 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	279	06/16/2023	EUR	13,315	(5)
FTSE 100 Index	73	06/16/2023	GBP	7,213	3
					(2)

Abbreviations
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	37

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Australia — 2.6%
BHP Group Ltd.	2,168	64,363
BHP Group Ltd.	560	16,482
Woodside Energy Group Ltd.	1,347	30,560
Woodside Energy Group Ltd.	173	3,923
		115,328
Austria — 0.6%
Erste Group Bank AG	763	27,760
Belgium — 1.0%
KBC Group NV	648	46,309
Denmark — 4.7%
Carlsberg A/S, Class B	326	54,053
Coloplast A/S, Class B	233	33,526
Genmab A/S *	27	11,127
Novo Nordisk A/S, Class B	648	107,749
		206,455
France — 16.8%
Air Liquide SA	379	68,131
Airbus SE (a)	334	46,806
AXA SA (a)	1,628	53,149
BNP Paribas SA	671	43,387
Capgemini SE	275	50,141
Kering SA	69	43,891
L'Oreal SA (a)	119	56,975
LVMH Moet Hennessy Louis Vuitton SE (a)	113	108,338
Pernod Ricard SA	205	47,247
Safran SA	373	58,007
TotalEnergies SE	1,664	106,352
Vinci SA	460	56,892
		739,316
Germany — 9.9%
adidas AG	235	41,347
Allianz SE (Registered)	347	87,062
Deutsche Boerse AG	297	56,668
Deutsche Telekom AG (Registered)	2,783	67,102
Infineon Technologies AG	1,401	51,006
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	146	54,816
RWE AG	1,635	76,687
		434,688
Hong Kong — 4.2%
AIA Group Ltd.	6,747	73,455
INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued
Hong Kong Exchanges & Clearing Ltd.	859	35,676
Prudential plc	3,086	47,225
Techtronic Industries Co. Ltd.	2,576	27,863
		184,219
India — 1.0%
HDFC Bank Ltd., ADR *	655	45,750
Italy — 0.9%
UniCredit SpA	1,927	38,191
Japan — 16.8%
Bridgestone Corp.	1,263	50,720
Daikin Industries Ltd.	330	59,902
Hoya Corp.	511	53,581
Keyence Corp.	168	75,941
Kyowa Kirin Co. Ltd.	1,436	31,962
Makita Corp.	394	11,112
Mitsubishi UFJ Financial Group, Inc.	5,643	35,324
Nippon Telegraph & Telephone Corp.	2,525	77,032
Recruit Holdings Co. Ltd.	1,060	29,726
Shin-Etsu Chemical Co. Ltd.	2,122	60,547
SMC Corp.	76	38,104
Sony Group Corp.	905	81,870
Sumitomo Mitsui Financial Group, Inc.	949	38,773
Tokio Marine Holdings, Inc.	2,820	56,710
Tokyo Electron Ltd.	342	39,115
		740,419
Macau — 0.7%
Sands China Ltd. *	8,413	30,131
Netherlands — 5.4%
ASML Holding NV	152	96,569
Shell plc	4,540	139,489
		236,058
Singapore — 2.0%
DBS Group Holdings Ltd.	3,576	88,370
South Africa — 0.9%
Anglo American plc	1,230	37,900
South Korea — 1.3%
Delivery Hero SE * (b)	178	7,106
Samsung Electronics Co. Ltd., GDR (b)	23	28,144
Samsung Electronics Co. Ltd., GDR (b)	18	22,613
		57,863
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Spain — 2.0%
Iberdrola SA	6,926	89,755
Sweden — 3.0%
Atlas Copco AB, Class A	3,187	46,094
Svenska Handelsbanken AB, Class A (a)	3,744	33,092
Volvo AB, Class B	2,476	50,913
		130,099
Switzerland — 2.9%
Cie Financiere Richemont SA (Registered)	326	53,963
Lonza Group AG (Registered)	74	45,871
Straumann Holding AG (Registered)	182	27,430
		127,264
Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	352	29,692
United Kingdom — 9.7%
3i Group plc	1,953	43,439
AstraZeneca plc	835	122,879
Diageo plc	1,616	73,707
Lloyds Banking Group plc	92,814	56,387
London Stock Exchange Group plc	534	56,105
RELX plc	2,292	76,242
		428,759
United States — 10.4%
Ferguson plc	292	41,296
Linde plc	61	22,201
Nestle SA (Registered)	1,337	171,567
Roche Holding AG	339	106,171
Schneider Electric SE	356	62,109
Stellantis NV (a)	3,271	54,249
		457,593
Total Common Stocks (Cost $3,278,553)		4,291,919
Short-Term Investments — 8.0%
Investment Companies — 3.3%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (c) (d)(Cost $145,799)	145,752	145,795
Investment of Cash Collateral from Securities Loaned — 4.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (c) (d)	183,941	183,959
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (c) (d)	20,517	20,517
Total Investment of Cash Collateral from Securities Loaned (Cost $204,494)		204,476
Total Short-Term Investments (Cost $350,293)		350,271
Total Investments — 105.5% (Cost $3,628,846)		4,642,190
Liabilities in Excess of Other Assets — (5.5)%		(241,368)
NET ASSETS — 100.0%		4,400,822

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 is $196,340.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	39

JPMorgan International Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	9.8%
Insurance	8.0
Pharmaceuticals	7.9
Oil, Gas & Consumable Fuels	6.0
Textiles, Apparel & Luxury Goods	5.3
Semiconductors & Semiconductor Equipment	4.7
Capital Markets	4.1
Beverages	3.8
Machinery	3.7
Food Products	3.7
Chemicals	3.3
Diversified Telecommunication Services	3.1
Metals & Mining	2.6
Health Care Equipment & Supplies	2.5
Professional Services	2.3
Aerospace & Defense	2.3
Electric Utilities	1.9
Household Durables	1.8
Independent Power and Renewable Electricity Producers	1.7
Electronic Equipment, Instruments & Components	1.6
Electrical Equipment	1.3
Building Products	1.3
Personal Care Products	1.2
Construction & Engineering	1.2
Automobiles	1.2
Technology Hardware, Storage & Peripherals	1.1
Automobile Components	1.1
IT Services	1.1
Life Sciences Tools & Services	1.0
Others (each less than 1.0%)	1.9
Short-Term Investments	7.5
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Australia — 2.3%
BHP Group Ltd.	1,027	30,237
Belgium — 2.0%
KBC Group NV	379	27,102
Canada — 6.6%
Alimentation Couche-Tard, Inc.	453	22,611
Canadian National Railway Co.	282	33,679
Toronto-Dominion Bank (The)	524	31,733
		88,023
China — 2.3%
Tencent Holdings Ltd.	684	30,366
Denmark — 3.2%
Coloplast A/S, Class B	97	13,944
Novo Nordisk A/S, Class B	172	28,696
		42,640
France — 13.6%
Air Liquide SA	115	20,645
Capgemini SE	102	18,536
L'Oreal SA (a)	29	13,768
LVMH Moet Hennessy Louis Vuitton SE (a)	36	34,379
Safran SA	153	23,810
TotalEnergies SE	590	37,735
Vinci SA	265	32,783
		181,656
Germany — 8.7%
adidas AG	96	16,850
Allianz SE (Registered)	152	38,263
Deutsche Boerse AG	101	19,303
Deutsche Telekom AG (Registered)	601	14,482
RWE AG	577	27,047
		115,945
Hong Kong — 2.2%
AIA Group Ltd.	2,712	29,528
India — 2.7%
HDFC Bank Ltd., ADR *	525	36,626
Indonesia — 2.8%
Bank Central Asia Tbk. PT	38,570	23,869
Telkom Indonesia Persero Tbk. PT	46,527	13,477
		37,346
Japan — 9.6%
Hoya Corp.	137	14,376
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Keyence Corp.	48	21,556
Mitsubishi UFJ Financial Group, Inc.	2,186	13,681
Nippon Telegraph & Telephone Corp.	674	20,566
Shin-Etsu Chemical Co. Ltd.	583	16,633
Sony Group Corp.	300	27,106
Tokio Marine Holdings, Inc.	724	14,568
		128,486
Mexico — 1.1%
Wal-Mart de Mexico SAB de CV	3,824	15,414
Netherlands — 7.0%
ASML Holding NV	52	33,323
Shell plc	1,976	60,714
		94,037
Singapore — 2.4%
DBS Group Holdings Ltd.	1,331	32,879
South Africa — 1.1%
Anglo American plc	491	15,133
South Korea — 3.5%
Samsung Electronics Co. Ltd.	953	46,888
Spain — 2.4%
Iberdrola SA	2,453	31,784
Sweden — 1.6%
Atlas Copco AB, Class A	1,485	21,479
Taiwan — 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	474	39,944
United Kingdom — 8.0%
3i Group plc	805	17,914
AstraZeneca plc	128	18,812
Diageo plc	572	26,086
Lloyds Banking Group plc	21,065	12,798
RELX plc	945	31,438
		107,048
United States — 11.1%
Ferguson plc	144	20,297
Linde plc	70	25,873
Nestle SA (Registered)	451	57,847
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	41

JPMorgan International Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Roche Holding AG	87	27,153
Schneider Electric SE	98	17,094
		148,264
Total Common Stocks (Cost $1,043,513)		1,300,825
Short-Term Investments — 3.2%
Investment of Cash Collateral from Securities Loaned — 3.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (b) (c)	37,992	37,996
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (b) (c)	5,176	5,176
Total Investment of Cash Collateral from Securities Loaned (Cost $43,176)		43,172
Total Investments — 100.4% (Cost $1,086,689)		1,343,997
Liabilities in Excess of Other Assets — (0.4)%		(5,461)
NET ASSETS — 100.0%		1,338,536

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
PT	Limited liability company

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 is $41,008.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Banks	13.3%
Oil, Gas & Consumable Fuels	7.3
Insurance	6.1
Pharmaceuticals	5.6
Semiconductors & Semiconductor Equipment	5.5
Chemicals	4.7
Food Products	4.3
Textiles, Apparel & Luxury Goods	3.8
Diversified Telecommunication Services	3.6
Technology Hardware, Storage & Peripherals	3.5
Metals & Mining	3.4
Consumer Staples Distribution & Retail	2.8
Capital Markets	2.8
Ground Transportation	2.5
Construction & Engineering	2.4
Electric Utilities	2.4
Professional Services	2.3
Interactive Media & Services	2.3
Health Care Equipment & Supplies	2.1
Household Durables	2.0
Independent Power and Renewable Electricity Producers	2.0
Beverages	1.9
Aerospace & Defense	1.8
Electronic Equipment, Instruments & Components	1.6
Machinery	1.6
Trading Companies & Distributors	1.5
IT Services	1.4
Electrical Equipment	1.3
Personal Care Products	1.0
Short-Term Investments	3.2
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan International Equity Funds	April 30, 2023

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.6%
Australia — 5.9%
ANZ Group Holdings Ltd.	12	193
Aurizon Holdings Ltd.	27	60
BHP Group Ltd.	36	1,079
Commonwealth Bank of Australia	10	678
Dexus, REIT	16	85
Endeavour Group Ltd.	24	109
Glencore plc	21	121
Goodman Group, REIT	40	521
GPT Group (The), REIT	35	102
Insurance Australia Group Ltd.	39	131
Macquarie Group Ltd.	5	590
Medibank Pvt Ltd.	104	247
Mirvac Group, REIT	122	195
National Australia Bank Ltd.	16	308
Newcrest Mining Ltd.	7	133
QBE Insurance Group Ltd.	38	389
Rio Tinto Ltd.	16	1,219
Rio Tinto plc	8	485
Santos Ltd.	83	395
Wesfarmers Ltd.	9	303
Westpac Banking Corp.	46	687
Woodside Energy Group Ltd.	7	149
Woolworths Group Ltd.	21	541
		8,720
Belgium — 0.5%
KBC Group NV	11	785
China — 0.6%
BOC Hong Kong Holdings Ltd.	98	311
Prosus NV	7	525
Xinyi Glass Holdings Ltd.	44	80
		916
Denmark — 3.2%
Carlsberg A/S, Class B	5	856
Genmab A/S *	—	182
Novo Nordisk A/S, Class B	21	3,538
Vestas Wind Systems A/S *	6	155
		4,731
Finland — 1.0%
Kone OYJ, Class B	8	448
INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — continued
Nokia OYJ	51	214
Nordea Bank Abp	77	856
		1,518
France — 12.4%
Air Liquide SA	10	1,856
Airbus SE	3	467
Alstom SA	12	298
AXA SA	7	221
BNP Paribas SA	17	1,113
Capgemini SE	6	1,117
Engie SA	43	693
Kering SA	1	438
Legrand SA	8	720
L'Oreal SA	4	1,968
LVMH Moet Hennessy Louis Vuitton SE	4	3,588
Orange SA	41	531
Pernod Ricard SA	2	382
Safran SA	6	1,007
Societe Generale SA	14	351
TotalEnergies SE	19	1,195
Veolia Environnement SA	22	711
Vinci SA	13	1,598
		18,254
Germany — 8.5%
adidas AG	2	329
Allianz SE (Registered)	8	1,954
BASF SE	1	76
Bayer AG (Registered)	6	401
Brenntag SE	2	128
Deutsche Post AG (Registered)	19	917
Deutsche Telekom AG (Registered)	66	1,582
Dr Ing hc F Porsche AG (Preference) * (a)	1	137
Infineon Technologies AG	30	1,110
Mercedes-Benz Group AG	4	289
Merck KGaA	1	223
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3	1,043
RWE AG	27	1,260
SAP SE	9	1,256
Siemens AG (Registered)	7	1,115
Symrise AG	2	267
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	43

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Volkswagen AG (Preference)	2	247
Zalando SE * (b)	6	251
		12,585
Hong Kong — 2.4%
AIA Group Ltd.	113	1,232
CK Asset Holdings Ltd.	43	254
CLP Holdings Ltd.	10	71
Hong Kong Exchanges & Clearing Ltd.	15	614
Link, REIT	29	192
Prudential plc	35	532
Sun Hung Kai Properties Ltd.	18	251
Techtronic Industries Co. Ltd.	36	390
		3,536
Ireland — 0.4%
Kingspan Group plc	6	398
Kingspan Group plc	3	221
		619
Italy — 1.0%
Enel SpA	67	456
FinecoBank Banca Fineco SpA	33	501
UniCredit SpA	26	511
		1,468
Japan — 21.5%
AGC, Inc.	5	198
Ajinomoto Co., Inc.	7	241
Asahi Group Holdings Ltd.	20	757
Asahi Kasei Corp.	29	202
Bridgestone Corp.	19	755
Capcom Co. Ltd.	7	252
Central Japan Railway Co.	6	730
Daiichi Sankyo Co. Ltd.	30	1,019
Daikin Industries Ltd.	5	872
Daiwa House Industry Co. Ltd.	23	589
Denso Corp.	11	664
Dentsu Group, Inc.	22	800
Fast Retailing Co. Ltd.	1	142
Fuji Electric Co. Ltd.	9	359
Hitachi Ltd.	16	913
Honda Motor Co. Ltd.	27	708
Hoya Corp.	9	923
ITOCHU Corp.	24	813
Japan Airlines Co. Ltd.	6	120
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Kao Corp.	9	360
Keyence Corp.	3	1,443
Komatsu Ltd.	8	211
Konami Group Corp.	6	295
Kyowa Kirin Co. Ltd.	15	345
Mitsubishi Corp.	26	960
Mitsubishi UFJ Financial Group, Inc.	55	347
Mitsui Fudosan Co. Ltd.	29	584
Murata Manufacturing Co. Ltd.	12	664
NIDEC Corp.	4	183
Nintendo Co. Ltd.	6	249
Nippon Express Holdings, Inc.	3	158
Nippon Paint Holdings Co. Ltd.	48	433
Nippon Steel Corp.	9	197
Nippon Telegraph & Telephone Corp.	28	851
Nomura Research Institute Ltd.	15	370
Ono Pharmaceutical Co. Ltd.	13	256
ORIX Corp.	31	527
Otsuka Corp.	11	386
Recruit Holdings Co. Ltd.	13	373
Renesas Electronics Corp. *	16	215
Seven & i Holdings Co. Ltd.	10	444
Shimadzu Corp.	5	172
Shin-Etsu Chemical Co. Ltd.	40	1,150
Shionogi & Co. Ltd.	5	206
Shiseido Co. Ltd.	9	431
SoftBank Group Corp.	8	304
Sony Group Corp.	17	1,538
Sumitomo Electric Industries Ltd.	34	439
Sumitomo Metal Mining Co. Ltd.	14	524
Sumitomo Mitsui Financial Group, Inc.	29	1,169
Suzuki Motor Corp.	15	523
T&D Holdings, Inc.	39	483
Takeda Pharmaceutical Co. Ltd.	4	119
Terumo Corp.	21	623
Tokio Marine Holdings, Inc.	42	855
Tokyo Electron Ltd.	9	1,019
Toyota Motor Corp.	85	1,167
		31,630
Luxembourg — 0.0% ^
ArcelorMittal SA *	2	45
Macau — 0.2%
Sands China Ltd. *	58	208
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — 6.0%
Adyen NV * (b)	—	339
ASML Holding NV	5	3,143
Koninklijke Ahold Delhaize NV	19	652
Koninklijke KPN NV	198	724
NN Group NV	20	742
Shell plc	84	2,592
Wolters Kluwer NV	5	599
		8,791
Singapore — 1.1%
DBS Group Holdings Ltd.	33	815
Oversea-Chinese Banking Corp. Ltd.	17	164
Sea Ltd., ADR *	3	253
United Overseas Bank Ltd.	16	336
		1,568
South Korea — 0.1%
Delivery Hero SE * (b)	3	126
Spain — 2.6%
Banco Bilbao Vizcaya Argentaria SA	148	1,081
Banco Santander SA	61	215
Iberdrola SA	140	1,809
Industria de Diseno Textil SA	20	703
		3,808
Sweden — 2.0%
Atlas Copco AB, Class A	93	1,339
Boliden AB *	9	328
Volvo AB, Class B	58	1,199
		2,866
Switzerland — 5.7%
Cie Financiere Richemont SA (Registered)	5	861
DSM-Firmenich AG *	6	720
Givaudan SA (Registered)	—	164
Julius Baer Group Ltd.	2	158
Lonza Group AG (Registered)	2	1,394
Novartis AG (Registered)	23	2,325
SGS SA (Registered)	6	547
Sika AG (Registered)	3	912
UBS Group AG (Registered) *	18	370
Zurich Insurance Group AG	2	934
		8,385
United Kingdom — 12.8%
3i Group plc	64	1,425
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
AstraZeneca plc	19	2,772
Barclays plc	452	911
Berkeley Group Holdings plc	13	707
BP plc	335	2,248
British American Tobacco plc	13	493
DCC plc	4	235
Diageo plc	36	1,647
HSBC Holdings plc	109	788
InterContinental Hotels Group plc	13	863
Intertek Group plc	2	96
Lloyds Banking Group plc	1,774	1,078
London Stock Exchange Group plc	1	109
Reckitt Benckiser Group plc	11	922
RELX plc	44	1,477
SSE plc	25	581
Standard Chartered plc	101	802
Taylor Wimpey plc	109	175
Tesco plc	202	713
Unilever plc	16	880
		18,922
United States — 7.7%
CSL Ltd.	4	844
GSK plc	18	332
Nestle SA (Registered)	30	3,913
Roche Holding AG	9	2,791
Sanofi	5	489
Schneider Electric SE	10	1,804
Stellantis NV	74	1,221
		11,394
Total Common Stocks (Cost $110,784)		140,875
	NO. OF CONTRACTS
Options Purchased — 0.4%
Put Options Purchased — 0.4%
United States — 0.4%
MSCI EAFE Index
6/30/2023 at USD 1,970.00, European Style
Notional Amount: USD 146,425
Counterparty: Exchange-Traded * (Cost $1,765)	683	659
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	45

JPMorgan International Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.71% (c) (d)(Cost $5,126)	5,126	5,126
Total Investments — 99.5% (Cost $117,675)		146,660
Other Assets Less Liabilities — 0.5%		722
NET ASSETS — 100.0%		147,382

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	10.6%
Banks	9.5
Insurance	6.0
Oil, Gas & Consumable Fuels	4.5
Semiconductors & Semiconductor Equipment	3.7
Textiles, Apparel & Luxury Goods	3.6
Chemicals	3.5
Automobiles	2.9
Food Products	2.8
Metals & Mining	2.8
Machinery	2.6
Diversified Telecommunication Services	2.5
Beverages	2.5
Personal Care Products	2.5
Capital Markets	2.2
Electrical Equipment	2.2
Professional Services	2.1
Electric Utilities	2.0
Consumer Staples Distribution & Retail	1.7
Household Durables	1.7
Electronic Equipment, Instruments & Components	1.6
Industrial Conglomerates	1.5
Trading Companies & Distributors	1.3
IT Services	1.3
Automobile Components	1.3
Building Products	1.2
Real Estate Management & Development	1.1
Construction & Engineering	1.1
Health Care Equipment & Supplies	1.1
Aerospace & Defense	1.0
Multi-Utilities	1.0
Life Sciences Tools & Services	1.0
Others (each less than 1.0%)	10.1
Short-Term Investments	3.5
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan International Equity Funds	April 30, 2023

Futures contracts outstanding as of April 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
SPI 200 Index	20	06/15/2023	AUD	2,439	96
MSCI EAFE E-Mini Index	30	06/16/2023	USD	3,225	215
					311

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

Written Call Options Contracts as of April 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	683	USD 146,425	USD 2,200.00	6/30/2023	(1,636)
Written Put Options Contracts as of April 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
MSCI EAFE Index	Exchange-Traded	683	USD 146,425	USD 1,655.00	6/30/2023	(41)
Total Written Options Contracts (Premiums Received $1,689)						(1,677)

Abbreviations
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	47

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%
Australia — 8.0%
ANZ Group Holdings Ltd.	177	2,877
BHP Group Ltd.	310	9,210
BlueScope Steel Ltd.	126	1,681
Coronado Global Resources, Inc., CHDI (a)	989	1,090
Glencore plc	695	4,103
JB Hi-Fi Ltd.	11	335
Metcash Ltd.	136	352
New Hope Corp. Ltd.	355	1,255
Qantas Airways Ltd. *	268	1,182
QBE Insurance Group Ltd.	125	1,277
Rio Tinto Ltd.	42	3,123
Rio Tinto plc	54	3,416
South32 Ltd.	598	1,690
Westpac Banking Corp.	250	3,751
Whitehaven Coal Ltd.	262	1,256
		36,598
Austria — 1.1%
ANDRITZ AG	12	795
Erste Group Bank AG	41	1,505
OMV AG	29	1,373
Telekom Austria AG *	173	1,346
		5,019
Belgium — 0.2%
Ageas SA	18	824
Telenet Group Holding NV	9	207
		1,031
China — 0.6%
BOC Hong Kong Holdings Ltd.	316	996
Yangzijiang Shipbuilding Holdings Ltd.	1,719	1,603
		2,599
Denmark — 1.5%
D/S Norden A/S	22	1,392
Danske Bank A/S *	75	1,587
ISS A/S	47	978
Jyske Bank A/S (Registered) *	10	747
Solar A/S, Class B *	9	719
Spar Nord Bank A/S	46	752
Sydbank A/S	17	758
		6,933
Egypt — 0.3%
Energean plc	74	1,150
INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — 1.5%
Fortum OYJ	92	1,378
Nordea Bank Abp	257	2,853
Outokumpu OYJ	236	1,287
TietoEVRY OYJ	36	1,132
		6,650
France — 10.4%
Air France-KLM *	593	1,026
AXA SA	145	4,739
BNP Paribas SA	69	4,461
Carrefour SA	81	1,690
Cie de Saint-Gobain	48	2,792
Coface SA	41	633
Derichebourg SA	208	1,285
Eiffage SA	11	1,363
Engie SA	154	2,471
IPSOS	18	979
Orange SA	177	2,298
Publicis Groupe SA	30	2,426
Renault SA *	46	1,715
Rexel SA	44	1,024
Rothschild & Co.	28	1,453
Societe Generale SA	74	1,798
Sopra Steria Group SACA	7	1,407
SPIE SA	25	790
Technip Energies NV	79	1,744
TotalEnergies SE	161	10,274
Verallia SA (a)	33	1,336
		47,704
Germany — 9.4%
Allianz SE (Registered)	27	6,843
Bayerische Motoren Werke AG	23	2,586
Commerzbank AG *	126	1,395
Continental AG	21	1,486
Daimler Truck Holding AG *	63	2,095
Deutsche Bank AG (Registered)	121	1,329
Deutsche Lufthansa AG (Registered) *	152	1,630
Deutsche Telekom AG (Registered)	69	1,666
E.ON SE	229	3,034
Freenet AG	21	597
HeidelbergCement AG	24	1,796
HOCHTIEF AG	17	1,454
Mercedes-Benz Group AG	65	5,061
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6	2,155
RWE AG	50	2,351
Schaeffler AG (Preference)	90	655
Siemens AG (Registered)	21	3,538
Talanx AG	10	489
Volkswagen AG (Preference)	21	2,839
		42,999
Hong Kong — 2.2%
Hongkong Land Holdings Ltd.	346	1,538
Kerry Properties Ltd.	613	1,582
Pacific Basin Shipping Ltd.	3,041	1,058
Prudential plc	223	3,406
Sun Hung Kai Properties Ltd.	173	2,416
		10,000
Ireland — 0.3%
Bank of Ireland Group plc	140	1,443
Italy — 3.7%
Assicurazioni Generali SpA	84	1,753
Azimut Holding SpA	22	485
Eni SpA	209	3,159
Iveco Group NV *	135	1,213
Maire Tecnimont SpA	252	1,079
Mediobanca Banca di Credito Finanziario SpA	68	730
OVS SpA (a)	493	1,483
Pirelli & C SpA (a)	196	1,026
Poste Italiane SpA (a)	126	1,315
Saras SpA *	278	360
UniCredit SpA	146	2,896
Unipol Gruppo SpA	214	1,205
		16,704
Japan — 18.5%
Aiful Corp.	138	376
Chiba Bank Ltd. (The)	98	642
Concordia Financial Group Ltd.	147	560
Cosmo Energy Holdings Co. Ltd.	53	1,685
Credit Saison Co. Ltd.	92	1,272
Dentsu Group, Inc.	38	1,358
Fujikura Ltd.	145	990
Fuyo General Lease Co. Ltd.	16	1,171
Hachijuni Bank Ltd. (The)	319	1,428
Hitachi Ltd.	74	4,077
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Isuzu Motors Ltd.	115	1,357
ITOCHU Corp.	49	1,629
Japan Airlines Co. Ltd.	66	1,261
Japan Post Holdings Co. Ltd.	193	1,590
Japan Post Insurance Co. Ltd.	74	1,200
Japan Tobacco, Inc.	124	2,672
Kamigumi Co. Ltd.	23	502
Kandenko Co. Ltd.	41	310
KDDI Corp.	105	3,275
Marubeni Corp.	185	2,633
Mazda Motor Corp.	178	1,607
Mitsubishi Corp.	108	4,012
Mitsubishi Estate Co. Ltd.	147	1,807
Mitsubishi UFJ Financial Group, Inc.	855	5,353
Mitsui & Co. Ltd.	126	3,927
Mitsui Fudosan Co. Ltd.	69	1,372
Mizuho Financial Group, Inc.	178	2,577
Nippon Express Holdings, Inc.	27	1,596
Nippon Steel Corp.	104	2,219
Nippon Telegraph & Telephone Corp.	62	1,886
Nomura Real Estate Holdings, Inc.	54	1,348
ORIX Corp.	119	2,028
Sekisui House Ltd.	64	1,308
Shizuoka Financial Group, Inc.	91	684
SoftBank Corp.	211	2,372
Sojitz Corp.	70	1,485
Sumitomo Corp.	94	1,683
Sumitomo Forestry Co. Ltd.	78	1,689
Sumitomo Mitsui Financial Group, Inc.	93	3,797
Sumitomo Mitsui Trust Holdings, Inc.	50	1,810
Sumitomo Warehouse Co. Ltd. (The)	70	1,158
Takeda Pharmaceutical Co. Ltd.	115	3,827
Tokyo Steel Manufacturing Co. Ltd.	53	535
Tokyu Fudosan Holdings Corp.	271	1,374
Toyota Tsusho Corp.	43	1,771
Yamaha Motor Co. Ltd.	55	1,437
		84,650
Luxembourg — 0.5%
ArcelorMittal SA *	71	2,030
Netherlands — 5.9%
ABN AMRO Bank NV, CVA (a)	70	1,122
ASR Nederland NV	29	1,297
Heijmans NV, CVA	100	1,242
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	49

JPMorgan International Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
ING Groep NV	267	3,311
Koninklijke Ahold Delhaize NV	58	1,990
Koninklijke BAM Groep NV	507	1,111
NN Group NV	26	981
OCI NV	44	1,158
Randstad NV	13	686
Shell plc	451	13,868
		26,766
Norway — 2.8%
DNB Bank ASA	93	1,629
Elkem ASA (a)	350	1,184
Equinor ASA	95	2,736
Europris ASA (a)	133	953
Hoegh Autoliners ASA	130	840
Norsk Hydro ASA	170	1,251
Olav Thon Eiendomsselskap ASA	15	249
SpareBank 1 Nord Norge	74	674
SpareBank 1 SMN	39	510
SpareBank 1 SR-Bank ASA	43	501
Storebrand ASA	60	460
Telenor ASA	152	1,900
		12,887
Singapore — 1.1%
DBS Group Holdings Ltd.	64	1,589
Oversea-Chinese Banking Corp. Ltd.	207	1,956
United Overseas Bank Ltd.	68	1,438
		4,983
South Africa — 0.5%
Anglo American plc	76	2,347
Spain — 2.9%
Acerinox SA *	112	1,213
Applus Services SA	123	1,029
Banco Bilbao Vizcaya Argentaria SA	436	3,194
Banco Santander SA	875	3,076
CaixaBank SA	272	1,005
Gestamp Automocion SA (a)	244	1,054
Repsol SA	160	2,344
Unicaja Banco SA (b)	501	509
		13,424
Sweden — 1.8%
Boliden AB *	25	900
INVESTMENTS	SHARES (000)	VALUE ($000)

Sweden — continued
Loomis AB	31	998
MEKO AB	34	417
Securitas AB, Class B	146	1,308
Skandinaviska Enskilda Banken AB, Class A	157	1,782
SSAB AB, Class B	189	1,276
Svenska Handelsbanken AB, Class A	160	1,413
		8,094
Switzerland — 5.6%
Julius Baer Group Ltd.	28	2,038
Mobilezone Holding AG (Registered)	51	779
Novartis AG (Registered)	140	14,340
Swiss Life Holding AG (Registered)	3	1,669
Swisscom AG (Registered)	4	2,424
Zurich Insurance Group AG	9	4,328
		25,578
United Kingdom — 13.6%
3i Group plc	114	2,534
Aviva plc	210	1,117
Balfour Beatty plc	249	1,197
Barclays plc	1,520	3,062
Barratt Developments plc	255	1,606
Beazley plc	110	826
Bellway plc	41	1,253
Berkeley Group Holdings plc	28	1,574
BP plc	1,253	8,406
BT Group plc	575	1,149
Centrica plc	1,305	1,875
CK Hutchison Holdings Ltd.	276	1,845
Drax Group plc	122	968
DS Smith plc	318	1,243
Harbour Energy plc	267	830
HSBC Holdings plc	1,136	8,189
IG Group Holdings plc	56	514
Inchcape plc	138	1,400
Investec plc	232	1,295
J Sainsbury plc	450	1,562
JD Sports Fashion plc	664	1,347
JET2 plc	54	840
Legal & General Group plc	752	2,218
Lloyds Banking Group plc	5,042	3,063
Man Group plc	271	774
Mitie Group plc	948	1,098
NatWest Group plc	344	1,133
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan International Equity Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
OSB Group plc	133	829
Paragon Banking Group plc	69	437
Persimmon plc	72	1,197
Premier Foods plc	451	711
Standard Chartered plc	151	1,198
Taylor Wimpey plc	941	1,518
Tesco plc	599	2,116
WPP plc	106	1,236
		62,160
United States — 4.2%
GSK plc	296	5,331
Roche Holding AG	3	966
Sanofi	63	6,844
Stellantis NV	136	2,249
Stellantis NV	62	1,030
Swiss Re AG	18	1,836
Tenaris SA	74	1,052
		19,308
Total Common Stocks (Cost $385,523)		441,057
Short-Term Investments — 3.9%
Investment Companies — 3.9%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (c) (d)(Cost $17,885)	17,879	17,884
Total Investments — 100.5% (Cost $403,408)		458,941
Liabilities in Excess of Other Assets — (0.5)%		(2,168)
NET ASSETS — 100.0%		456,773

Percentages indicated are based on net assets.

Abbreviations
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2023.
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	18.7%
Oil, Gas & Consumable Fuels	10.6
Insurance	9.2
Metals & Mining	8.1
Pharmaceuticals	6.8
Automobiles	4.3
Trading Companies & Distributors	4.1
Diversified Telecommunication Services	2.8
Real Estate Management & Development	2.5
Capital Markets	2.3
Household Durables	2.2
Industrial Conglomerates	2.1
Construction & Engineering	1.7
Consumer Staples Distribution & Retail	1.7
Multi-Utilities	1.6
Commercial Services & Supplies	1.4
Wireless Telecommunication Services	1.4
Media	1.3
Passenger Airlines	1.3
Machinery	1.2
Financial Services	1.0
Others (each less than 1.0%)	9.8
Short-Term Investments	3.9
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$8,127,699	$2,309,136	$615,015
Investments in affiliates, at value	5,306	13,958	9,308
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	7,129	43,677
Cash	3,503	2,258	185
Foreign currency, at value	529	582	—
Deposits at broker for futures contracts	—	216	1,472
Receivables:
Investment securities sold	228	1	15,138
Fund shares sold	5,994	59,242	303
Dividends from non-affiliates	4,701	6,105	2,489
Dividends from affiliates	227	37	59
Tax reclaims	—	99	3,848
Securities lending income (See Note 2.C.)	41	11	14
Variation margin on futures contracts	—	37	68
Total Assets	8,148,228	2,398,811	691,576
LIABILITIES:
Payables:
Foreign currency due to custodian, at value	—	—	379
Investment securities purchased	—	—	6,824
Collateral received on securities loaned (See Note 2.C.)	—	7,128	43,677
Fund shares redeemed	13,462	108	96
Accrued liabilities:
Investment advisory fees	4,472	383	309
Administration fees	475	80	39
Distribution fees	105	—	19
Service fees	524	16	41
Custodian and accounting fees	1,573	787	53
Trustees’ and Chief Compliance Officer’s fees	—	— (a)	— (a)
Deferred foreign capital gains tax	37,759	3,885	—
Other	811	17	123
Total Liabilities	59,181	12,404	51,560
Net Assets	$8,089,047	$2,386,407	$640,016

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$7,510,852	$2,721,248	$676,848
Total distributable earnings (loss)	578,195	(334,841)	(36,832)
Total Net Assets	$8,089,047	$2,386,407	$640,016
Net Assets:
Class A	$384,741	$—	$77,387
Class C	36,423	—	5,037
Class I	2,034,835	218,811	116,824
Class L	1,428,072	—	18,746
Class R2	499	—	—
Class R3	11,953	—	—
Class R4	3,032	—	—
Class R5	14,975	—	—
Class R6	4,174,517	2,167,596	422,022
Total	$8,089,047	$2,386,407	$640,016
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	13,630	—	2,647
Class C	1,350	—	195
Class I	70,316	14,289	3,914
Class L	48,977	—	619
Class R2	18	—	—
Class R3	427	—	—
Class R4	105	—	—
Class R5	514	—	—
Class R6	143,359	142,396	14,031
Net Asset Value (a):
Class A — Redemption price per share	$28.23	$—	$29.23
Class C — Offering price per share (b)	26.97	—	25.81
Class I — Offering and redemption price per share	28.94	15.31	29.85
Class L — Offering and redemption price per share	29.16	—	30.31
Class R2 — Offering and redemption price per share	27.79	—	—
Class R3 — Offering and redemption price per share	27.99	—	—
Class R4 — Offering and redemption price per share	28.81	—	—
Class R5 — Offering and redemption price per share	29.15	—	—
Class R6 — Offering and redemption price per share	29.12	15.22	30.08
Class A maximum sales charge	5.25%	— %	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.79	$—	$30.86
Cost of investments in non-affiliates	$7,041,777	$2,292,495	$499,501
Cost of investments in affiliates	5,306	13,958	9,307
Cost of foreign currency	—	582	—
Investment securities on loan, at value (See Note 2.C.)	—	6,883	37,040
Cost of investment of cash collateral (See Note 2.C.)	—	7,129	43,681

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,291,919	$1,300,825	$140,875	$441,057
Investments in affiliates, at value	145,795	—	5,126	17,884
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	204,476	43,172	—	—
Options purchased, at value	—	—	659	—
Cash	1,344	341	—	107
Foreign currency, at value	—	—	260	309
Deposits at broker for futures contracts	—	—	357	—
Deposits at broker for options contracts	—	—	1	—
Receivables:
Investment securities sold	16,688	33,870	2	6
Fund shares sold	2,419	2,024	424	680
Dividends from non-affiliates	17,498	3,523	620	3,267
Dividends from affiliates	322	31	52	62
Tax reclaims	10,200	4,983	557	1,772
Securities lending income (See Note 2.C.)	238	32	—	—
Variation margin on futures contracts	—	—	354	—
Total Assets	4,690,899	1,388,801	149,287	465,144
LIABILITIES:
Payables:
Due to custodian	—	—	66	—
Foreign currency due to custodian, at value	3,146	845	—	—
Investment securities purchased	38,771	4,189	2	2,450
Collateral received on securities loaned (See Note 2.C.)	204,476	43,172	—	—
Fund shares redeemed	41,359	977	48	591
Outstanding options written, at fair value	—	—	1,677	—
Accrued liabilities:
Investment advisory fees	1,560	562	19	162
Administration fees	119	14	3	1
Distribution fees	89	71	2	43
Service fees	169	140	30	39
Custodian and accounting fees	243	156	37	45
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)	1
Other	145	139	21	5,039
Total Liabilities	290,077	50,265	1,905	8,371
Net Assets	$4,400,822	$1,338,536	$147,382	$456,773

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$3,674,942	$1,265,509	$145,375	$489,226
Total distributable earnings (loss)	725,880	73,027	2,007	(32,453)
Total Net Assets	$4,400,822	$1,338,536	$147,382	$456,773
Net Assets:
Class A	$376,598	$302,145	$10,601	$202,068
Class C	6,635	15,844	203	2,109
Class I	679,406	553,878	136,168	35,226
Class L	—	—	—	6,741
Class R2	20,234	1,573	—	513
Class R5	7,835	4,142	23	157
Class R6	3,310,114	460,954	387	209,959
Total	$4,400,822	$1,338,536	$147,382	$456,773
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	20,941	12,910	673	16,002
Class C	392	687	13	172
Class I	37,101	23,326	8,574	2,708
Class L	—	—	—	521
Class R2	1,140	68	—	41
Class R5	425	175	1	12
Class R6	180,219	19,412	24	16,343
Net Asset Value (a):
Class A — Redemption price per share	$17.98	$23.40	$15.75	$12.63
Class C — Offering price per share (b)	16.94	23.07	15.78	12.27
Class I — Offering and redemption price per share	18.31	23.74	15.88	13.01
Class L — Offering and redemption price per share	—	—	—	12.93
Class R2 — Offering and redemption price per share	17.74	23.22	—	12.40
Class R5 — Offering and redemption price per share	18.41	23.73	15.90	12.84
Class R6 — Offering and redemption price per share	18.37	23.75	15.91	12.85
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.98	$24.70	$16.62	$13.33
Cost of investments in non-affiliates	$3,278,553	$1,043,513	$110,784	$385,523
Cost of investments in affiliates	145,799	—	5,126	17,885
Cost of options purchased	—	—	1,765	—
Cost of foreign currency	—	—	260	307
Investment securities on loan, at value (See Note 2.C.)	196,340	41,008	—	—
Cost of investment of cash collateral (See Note 2.C.)	204,494	43,176	—	—
Premiums received from options written	—	—	1,689	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	55

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$47	$1	$9
Interest income from affiliates	12	21	16
Dividend income from non-affiliates	61,500	33,173	11,331
Dividend income from affiliates	3,112	418	297
Income from securities lending (net) (See Note 2.C.)	70	74	75
Foreign taxes withheld (net)	(6,856)	(3,346)	(1,511)
Foreign withholding tax claims	—	—	425
Total investment income	57,885	30,341	10,642
EXPENSES:
Investment advisory fees	27,616	3,317	1,802
Administration fees	3,046	995	225
Distribution fees:
Class A	489	—	91
Class C	143	—	20
Class R2	1	—	—
Class R3	16	—	—
Service fees:
Class A	489	—	91
Class C	48	—	7
Class I	2,574	302	129
Class L	715	—	8
Class R2	1	—	—
Class R3	16	—	—
Class R4	4	—	—
Class R5	7	—	—
Custodian and accounting fees	1,742	917	56
Interest expense to affiliates	92	329	— (a)
Professional fees	107	49	57
Trustees’ and Chief Compliance Officer’s fees	29	18	14
Printing and mailing costs	486	48	39
Registration and filing fees	181	52	42
Transfer agency fees (See Note 2.I.)	111	19	11
Other	50	41	10
Total expenses	37,963	6,087	2,602
Less fees waived	(1,979)	(1,002)	(28)
Less expense reimbursements	(60)	(1)	(1)
Net expenses	35,924	5,084	2,573
Net investment income (loss)	21,961	25,257	8,069

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(100,955)(a)	$(99,778)(b)	$(329)
Investments in affiliates	(38)	(4)	(8)
Futures contracts	—	1,183	1,845
Foreign currency transactions	874	(436)	13
Net realized gain (loss)	(100,119)	(99,035)	1,521
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,404,894 (c)	552,054 (d)	120,214
Investments in affiliates	(2)	2	(3)
Futures contracts	—	608	(16)
Foreign currency translations	(534)	— (e)	301
Change in net unrealized appreciation/depreciation	1,404,358	552,664	120,496
Net realized/unrealized gains (losses)	1,304,239	453,629	122,017
Change in net assets resulting from operations	$1,326,200	$478,886	$130,086

(a)
Net of foreign capital gains tax of $(2,776).
(b)
Net of foreign capital gains tax of $(2,884).
(c)
Net of change in foreign capital gains tax of $(5,542).
(d)
Net of change in foreign capital gains tax of $2,597.
(e)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$16	$10	$—	$—
Interest income from affiliates	2	4	14	1
Dividend income from non-affiliates	69,921	19,153	2,628	6,565
Dividend income from affiliates	1,746	384	107	209
Income from securities lending (net) (See Note 2.C.)	609	136	—	38
Foreign taxes withheld (net)	(6,733)	(1,677)	(256)	(1,027)
Foreign withholding tax claims	2,629	—	—	5,991
Total investment income	68,190	18,010	2,493	11,777
EXPENSES:
Investment advisory fees	10,663	3,883	188	1,156
Administration fees	1,599	485	57	158
Distribution fees:
Class A	435	344	11	234
Class C	25	57	1	8
Class R2	48	4	—	1
Service fees:
Class A	435	344	11	234
Class C	8	19	— (a)	3
Class I	739	663	177	40
Class L	—	—	—	3
Class R2	24	2	—	1
Class R5	5	2	— (a)	— (a)
Custodian and accounting fees	279	68	32	54
Interest expense to affiliates	12	5	2	1
Professional fees	94	42	43	111
Trustees’ and Chief Compliance Officer’s fees	21	15	13	14
Printing and mailing costs	140	92	15	45
Registration and filing fees	72	85	23	61
Transfer agency fees (See Note 2.I.)	49	24	1	8
Other	35	14	6	8
Total expenses	14,683	6,148	580	2,140
Less fees waived	(2,603)	(1,373)	(117)	(521)
Less expense reimbursements	(1)	(1)	(1)	(3)
Net expenses	12,079	4,774	462	1,616
Net investment income (loss)	56,111	13,236	2,031	10,161

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan International Equity Fund	JPMorgan International Focus Fund	JPMorgan International Hedged Equity Fund	JPMorgan International Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(53,623)	$14,262	$(5,239)	$1,098
Investments in affiliates	(125)	6	—	— (a)
Options purchased	—	—	(7,548)	—
Futures contracts	—	—	599	—
Foreign currency transactions	870	(214)	30	175
Options written	—	—	(10,555)	—
Net realized gain (loss)	(52,878)	14,054	(22,713)	1,273
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	935,619	241,278	39,146	74,824
Investments in affiliates	(27)	(6)	—	(1)
Options purchased	—	—	1,604	—
Futures contracts	—	—	181	—
Foreign currency translations	974	445	39	176
Options written	—	—	797	—
Change in net unrealized appreciation/depreciation	936,566	241,717	41,767	74,999
Net realized/unrealized gains (losses)	883,688	255,771	19,054	76,272
Change in net assets resulting from operations	$939,799	$269,007	$21,085	$86,433

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,961	$53,465	$25,257	$84,906
Net realized gain (loss)	(100,119)	(335,160)	(99,035)	(212,653)
Change in net unrealized appreciation/depreciation	1,404,358	(4,813,410)	552,664	(1,084,196)
Change in net assets resulting from operations	1,326,200	(5,095,105)	478,886	(1,211,943)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(384)	(22,535)	—	—
Class C	—	(2,610)	—	—
Class I	(7,387)	(162,208)	(5,178)	(231)
Class L	(7,477)	(91,277)	—	—
Class R2	—	(19)	—	—
Class R3	(23)	(504)	—	—
Class R4	(12)	(135)	—	—
Class R5	(79)	(704)	—	—
Class R6	(27,239)	(206,914)	(62,562)	(199,236)
Total distributions to shareholders	(42,601)	(486,906)	(67,740)	(199,467)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(349,548)	(1,098,777)	(675,307)	268,590
NET ASSETS:
Change in net assets	934,051	(6,680,788)	(264,161)	(1,142,820)
Beginning of period	7,154,996	13,835,784	2,650,568	3,793,388
End of period	$8,089,047	$7,154,996	$2,386,407	$2,650,568
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,069	$11,261	$56,111	$96,151
Net realized gain (loss)	1,521	(86,979)	(52,878)	(243,501)
Change in net unrealized appreciation/depreciation	120,496	(136,552)	936,566	(1,274,787)
Change in net assets resulting from operations	130,086	(212,270)	939,799	(1,422,137)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(540)	(1,773)	(8,012)	(27,845)
Class C	(9)	(188)	(129)	(669)
Class I	(865)	(9,923)	(14,197)	(38,399)
Class L	(134)	(2,043)	—	—
Class R2	—	—	(395)	(1,477)
Class R5	—	—	(260)	(678)
Class R6	(4,738)	(11,157)	(91,479)	(256,785)
Total distributions to shareholders	(6,286)	(25,084)	(114,472)	(325,853)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(23,365)	(297,583)	(235,695)	713,463
NET ASSETS:
Change in net assets	100,435	(534,937)	589,632	(1,034,527)
Beginning of period	539,581	1,074,518	3,811,190	4,845,717
End of period	$640,016	$539,581	$4,400,822	$3,811,190
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,236	$38,695	$2,031	$3,692
Net realized gain (loss)	14,054	195,264	(22,713)	16,624
Change in net unrealized appreciation/depreciation	241,717	(958,205)	41,767	(45,427)
Change in net assets resulting from operations	269,007	(724,246)	21,085	(25,111)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,790)	(5,362)	(227)	(77)
Class C	(418)	(261)	(3)	(6)
Class I	(18,427)	(14,693)	(3,209)	(4,049)
Class R2	(49)	(21)	—	—
Class R5	(141)	(56)	— (a)	(1)
Class R6	(17,325)	(50,762)	(9)	(4)
Total distributions to shareholders	(45,150)	(71,155)	(3,448)	(4,137)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	19,898	(2,030,106)	(31,462)	37,679
NET ASSETS:
Change in net assets	243,755	(2,825,507)	(13,825)	8,431
Beginning of period	1,094,781	3,920,288	161,207	152,776
End of period	$1,338,536	$1,094,781	$147,382	$161,207

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan International Value Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,161	$15,106
Net realized gain (loss)	1,273	(9,861)
Change in net unrealized appreciation/depreciation	74,999	(78,994)
Change in net assets resulting from operations	86,433	(73,749)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,454)	(8,496)
Class C	(62)	(136)
Class I	(1,187)	(1,804)
Class L	(233)	(331)
Class R2	(18)	(22)
Class R5	(1)	(2)
Class R6	(7,227)	(7,825)
Total distributions to shareholders	(15,182)	(18,616)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,645	53,543
NET ASSETS:
Change in net assets	98,896	(38,822)
Beginning of period	357,877	396,699
End of period	$456,773	$357,877
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,520	$106,700	$—	$—
Distributions reinvested	374	21,957	—	—
Cost of shares redeemed	(65,292)	(198,433)	—	—
Change in net assets resulting from Class A capital transactions	(37,398)	(69,776)	—	—
Class C
Proceeds from shares issued	316	1,744	—	—
Distributions reinvested	—	2,464	—	—
Cost of shares redeemed	(6,323)	(19,963)	—	—
Change in net assets resulting from Class C capital transactions	(6,007)	(15,755)	—	—
Class I
Proceeds from shares issued	328,094	1,051,591	115,643	338,191
Distributions reinvested	6,911	152,054	5,178	232
Cost of shares redeemed	(499,221)	(2,325,538)	(98,551)	(94,988)
Change in net assets resulting from Class I capital transactions	(164,216)	(1,121,893)	22,270	243,435
Class L
Proceeds from shares issued	163,805	564,411	—	—
Distributions reinvested	7,297	90,633	—	—
Cost of shares redeemed	(255,799)	(934,130)	—	—
Change in net assets resulting from Class L capital transactions	(84,697)	(279,086)	—	—
Class R2
Proceeds from shares issued	47	143	—	—
Distributions reinvested	—	19	—	—
Cost of shares redeemed	(32)	(69)	—	—
Change in net assets resulting from Class R2 capital transactions	15	93	—	—
Class R3
Proceeds from shares issued	1,910	5,710	—	—
Distributions reinvested	9	227	—	—
Cost of shares redeemed	(3,264)	(2,826)	—	—
Change in net assets resulting from Class R3 capital transactions	(1,345)	3,111	—	—
Class R4
Proceeds from shares issued	425	891	—	—
Distributions reinvested	12	135	—	—
Cost of shares redeemed	(340)	(693)	—	—
Change in net assets resulting from Class R4 capital transactions	97	333	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$1,347	$4,443	$—	$—
Distributions reinvested	74	651	—	—
Cost of shares redeemed	(1,409)	(4,459)	—	—
Change in net assets resulting from Class R5 capital transactions	12	635	—	—
Class R6
Proceeds from shares issued	690,968	1,626,066	273,932	1,143,019
Distributions reinvested	24,824	189,280	62,082	199,235
Cost of shares redeemed	(771,801)	(1,431,785)	(1,033,591)	(1,317,099)
Change in net assets resulting from Class R6 capital transactions	(56,009)	383,561	(697,577)	25,155
Total change in net assets resulting from capital transactions	$(349,548)	$(1,098,777)	$(675,307)	$268,590
SHARE TRANSACTIONS:
Class A
Issued	967	3,408	—	—
Reinvested	14	591	—	—
Redeemed	(2,367)	(6,307)	—	—
Change in Class A Shares	(1,386)	(2,308)	—	—
Class C
Issued	12	56	—	—
Reinvested	—	69	—	—
Redeemed	(239)	(663)	—	—
Change in Class C Shares	(227)	(538)	—	—
Class I
Issued	11,229	32,274	7,491	18,701
Reinvested	248	3,999	352	12
Redeemed	(17,599)	(74,112)	(6,411)	(6,117)
Change in Class I Shares	(6,122)	(37,839)	1,432	12,596
Class L
Issued	5,658	17,254	—	—
Reinvested	260	2,366	—	—
Redeemed	(8,883)	(29,603)	—	—
Change in Class L Shares	(2,965)	(9,983)	—	—
Class R2
Issued	2	4	—	—
Reinvested	—	1	—	—
Redeemed	(1)	(2)	—	—
Change in Class R2 Shares	1	3	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	68	191	—	—
Reinvested	— (a)	6	—	—
Redeemed	(114)	(94)	—	—
Change in Class R3 Shares	(46)	103	—	—
Class R4
Issued	15	27	—	—
Reinvested	— (a)	4	—	—
Redeemed	(12)	(21)	—	—
Change in Class R4 Shares	3	10	—	—
Class R5
Issued	48	140	—	—
Reinvested	2	17	—	—
Redeemed	(50)	(137)	—	—
Change in Class R5 Shares	— (a)	20	—	—
Class R6
Issued	23,745	50,537	17,866	70,374
Reinvested	885	4,950	4,243	10,435
Redeemed	(26,288)	(45,388)	(66,493)	(76,413)
Change in Class R6 Shares	(1,658)	10,099	(44,384)	4,396

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,105	$5,210	$28,278	$64,303
Distributions reinvested	515	1,698	7,969	27,642
Cost of shares redeemed	(5,753)	(10,121)	(30,939)	(73,469)
Change in net assets resulting from Class A capital transactions	(2,133)	(3,213)	5,308	18,476
Class C
Proceeds from shares issued	67	158	430	1,073
Distributions reinvested	8	184	128	669
Cost of shares redeemed	(1,274)	(4,364)	(1,427)	(3,015)
Change in net assets resulting from Class C capital transactions	(1,199)	(4,022)	(869)	(1,273)
Class I
Proceeds from shares issued	18,468	83,067	177,853	439,834
Distributions reinvested	833	9,021	14,180	38,299
Cost of shares redeemed	(6,742)	(370,731)	(139,800)	(314,861)
Change in net assets resulting from Class I capital transactions	12,559	(278,643)	52,233	163,272
Class L
Proceeds from shares issued	909	12,743	—	—
Distributions reinvested	133	2,037	—	—
Cost of shares redeemed	(1,414)	(61,116)	—	—
Change in net assets resulting from Class L capital transactions	(372)	(46,336)	—	—
Class R2
Proceeds from shares issued	—	—	1,737	4,712
Distributions reinvested	—	—	395	1,474
Cost of shares redeemed	—	—	(2,386)	(5,886)
Change in net assets resulting from Class R2 capital transactions	—	—	(254)	300
Class R5
Proceeds from shares issued	—	—	1,367	2,974
Distributions reinvested	—	—	248	650
Cost of shares redeemed	—	—	(3,850)	(2,313)
Change in net assets resulting from Class R5 capital transactions	—	—	(2,235)	1,311
Class R6
Proceeds from shares issued	6,838	72,496	445,745	1,168,411
Distributions reinvested	4,738	10,393	89,967	256,061
Cost of shares redeemed	(43,796)	(48,258)	(825,590)	(893,095)
Change in net assets resulting from Class R6 capital transactions	(32,220)	34,631	(289,878)	531,377
Total change in net assets resulting from capital transactions	$(23,365)	$(297,583)	$(235,695)	$713,463
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Europe Dynamic Fund		JPMorgan International Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS:
Class A
Issued	114	189	1,654	3,518
Reinvested	20	58	496	1,370
Redeemed	(211)	(380)	(1,836)	(4,281)
Change in Class A Shares	(77)	(133)	314	607
Class C
Issued	3	7	29	62
Reinvested	— (a)	7	8	35
Redeemed	(52)	(185)	(91)	(185)
Change in Class C Shares	(49)	(171)	(54)	(88)
Class I
Issued	671	2,991	10,254	24,681
Reinvested	32	301	867	1,865
Redeemed	(244)	(13,869)	(8,194)	(18,906)
Change in Class I Shares	459	(10,577)	2,927	7,640
Class L
Issued	32	453	—	—
Reinvested	5	67	—	—
Redeemed	(52)	(2,576)	—	—
Change in Class L Shares	(15)	(2,056)	—	—
Class R2
Issued	—	—	104	272
Reinvested	—	—	25	74
Redeemed	—	—	(142)	(347)
Change in Class R2 Shares	—	—	(13)	(1)
Class R5
Issued	—	—	79	169
Reinvested	—	—	15	32
Redeemed	—	—	(220)	(123)
Change in Class R5 Shares	—	—	(126)	78
Class R6
Issued	247	2,666	25,876	63,877
Reinvested	179	345	5,486	12,433
Redeemed	(1,564)	(1,835)	(47,329)	(51,308)
Change in Class R6 Shares	(1,138)	1,176	(15,967)	25,002

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$38,167	$89,525	$6,466	$4,000
Distributions reinvested	8,751	5,307	227	77
Cost of shares redeemed	(29,381)	(95,703)	(1,055)	(2,799)
Change in net assets resulting from Class A capital transactions	17,537	(871)	5,638	1,278
Class C
Proceeds from shares issued	279	1,726	23	135
Distributions reinvested	416	259	3	6
Cost of shares redeemed	(1,650)	(5,622)	(86)	(172)
Change in net assets resulting from Class C capital transactions	(955)	(3,637)	(60)	(31)
Class I
Proceeds from shares issued	152,791	302,480	25,157	125,491
Distributions reinvested	17,200	14,119	2,765	3,842
Cost of shares redeemed	(142,807)	(483,530)	(64,970)	(93,112)
Change in net assets resulting from Class I capital transactions	27,184	(166,931)	(37,048)	36,221
Class R2
Proceeds from shares issued	128	691	—	—
Distributions reinvested	49	21	—	—
Cost of shares redeemed	(365)	(731)	—	—
Change in net assets resulting from Class R2 capital transactions	(188)	(19)	—	—
Class R5
Proceeds from shares issued	1,816	421	—	—
Distributions reinvested	141	56	— (a)	1
Cost of shares redeemed	(412)	(853)	—	—
Change in net assets resulting from Class R5 capital transactions	1,545	(376)	— (a)	1
Class R6
Proceeds from shares issued	48,296	142,067	25	251
Distributions reinvested	17,306	50,271	9	4
Cost of shares redeemed	(90,827)	(814,180)	(26)	(45)
Redemptions in-kind	—	(1,236,430)	—	—
Change in net assets resulting from Class R6 capital transactions	(25,225)	(1,858,272)	8	210
Total change in net assets resulting from capital transactions	$19,898	$(2,030,106)	$(31,462)	$37,679

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan International Focus Fund		JPMorgan International Hedged Equity Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS:
Class A
Issued	1,710	3,793	441	254
Reinvested	414	205	16	5
Redeemed	(1,331)	(4,132)	(71)	(185)
Change in Class A Shares	793	(134)	386	74
Class C
Issued	14	69	2	9
Reinvested	20	10	— (a)	— (a)
Redeemed	(76)	(247)	(6)	(11)
Change in Class C Shares	(42)	(168)	(4)	(2)
Class I
Issued	7,126	12,761	1,674	8,117
Reinvested	803	538	192	241
Redeemed	(6,417)	(21,255)	(4,352)	(6,134)
Change in Class I Shares	1,512	(7,956)	(2,486)	2,224
Class R2
Issued	6	30	—	—
Reinvested	2	1	—	—
Redeemed	(16)	(31)	—	—
Change in Class R2 Shares	(8)	—	—	—
Class R5
Issued	88	19	—	—
Reinvested	6	2	— (a)	— (a)
Redeemed	(18)	(35)	—	—
Change in Class R5 Shares	76	(14)	— (a)	— (a)
Class R6
Issued	2,133	6,013	2	17
Reinvested	808	1,917	— (a)	— (a)
Redeemed	(3,949)	(32,570)	(2)	(3)
Redemptions in-kind	—	(52,192)	—	—
Change in Class R6 Shares	(1,008)	(76,832)	— (a)	14

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan International Equity Funds	April 30, 2023

	JPMorgan International Value Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,801	$37,527
Distributions reinvested	6,407	8,400
Cost of shares redeemed	(16,100)	(31,122)
Change in net assets resulting from Class A capital transactions	10,108	14,805
Class C
Proceeds from shares issued	441	234
Distributions reinvested	55	135
Cost of shares redeemed	(532)	(1,871)
Change in net assets resulting from Class C capital transactions	(36)	(1,502)
Class I
Proceeds from shares issued	7,731	10,688
Distributions reinvested	1,171	1,784
Cost of shares redeemed	(9,122)	(13,058)
Change in net assets resulting from Class I capital transactions	(220)	(586)
Class L
Proceeds from shares issued	321	397
Distributions reinvested	218	310
Cost of shares redeemed	(322)	(803)
Change in net assets resulting from Class L capital transactions	217	(96)
Class R2
Proceeds from shares issued	35	69
Distributions reinvested	18	22
Cost of shares redeemed	(86)	(31)
Change in net assets resulting from Class R2 capital transactions	(33)	60
Class R5
Proceeds from shares issued	357	25
Distributions reinvested	1	2
Cost of shares redeemed	(247)	(54)
Change in net assets resulting from Class R5 capital transactions	111	(27)
Class R6
Proceeds from shares issued	34,156	69,981
Distributions reinvested	7,192	7,790
Cost of shares redeemed	(23,850)	(36,882)
Change in net assets resulting from Class R6 capital transactions	17,498	40,889
Total change in net assets resulting from capital transactions	$27,645	$53,543
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan International Value Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS:
Class A
Issued	1,635	3,140
Reinvested	558	685
Redeemed	(1,337)	(2,627)
Change in Class A Shares	856	1,198
Class C
Issued	37	21
Reinvested	5	11
Redeemed	(45)	(158)
Change in Class C Shares	(3)	(126)
Class I
Issued	605	850
Reinvested	99	141
Redeemed	(736)	(1,082)
Change in Class I Shares	(32)	(91)
Class L
Issued	25	33
Reinvested	19	25
Redeemed	(27)	(65)
Change in Class L Shares	17	(7)
Class R2
Issued	3	6
Reinvested	1	2
Redeemed	(7)	(3)
Change in Class R2 Shares	(3)	5
Class R5
Issued	28	2
Reinvested	— (a)	— (a)
Redeemed	(19)	(4)
Change in Class R5 Shares	9	(2)
Class R6
Issued	2,773	5,786
Reinvested	617	626
Redeemed	(1,934)	(3,067)
Change in Class R6 Shares	1,456	3,345

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan International Equity Funds	April 30, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$23.85	$0.03	$4.38	$4.41	$(0.03)	$—	$(0.03)
Year Ended October 31, 2022	40.54	0.06	(15.42)	(15.36)	(0.07)	(1.26)	(1.33)
Year Ended October 31, 2021	36.44	(0.14)	4.24	4.10	—	—	—
Year Ended October 31, 2020	30.07	(0.02)	6.56	6.54	(0.17)	—	(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)	—	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)	—	(0.04)
Class C
Six Months Ended April 30, 2023 (Unaudited)	22.82	(0.04)	4.19	4.15	—	—	—
Year Ended October 31, 2022	38.96	(0.10)	(14.78)	(14.88)	—	(1.26)	(1.26)
Year Ended October 31, 2021	35.20	(0.34)	4.10	3.76	—	—	—
Year Ended October 31, 2020	29.07	(0.18)	6.35	6.17	(0.04)	—	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)	—	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	— (f)	—	— (f)
Class I
Six Months Ended April 30, 2023 (Unaudited)	24.48	0.06	4.50	4.56	(0.10)	—	(0.10)
Year Ended October 31, 2022	41.60	0.12	(15.81)	(15.69)	(0.17)	(1.26)	(1.43)
Year Ended October 31, 2021	37.34	(0.04)	4.34	4.30	(0.04)	—	(0.04)
Year Ended October 31, 2020	30.79	0.05	6.75	6.80	(0.25)	—	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)	—	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)	—	(0.12)
Class L
Six Months Ended April 30, 2023 (Unaudited)	24.70	0.08	4.53	4.61	(0.15)	—	(0.15)
Year Ended October 31, 2022	41.96	0.17	(15.95)	(15.78)	(0.22)	(1.26)	(1.48)
Year Ended October 31, 2021	37.64	0.01	4.37	4.38	(0.06)	—	(0.06)
Year Ended October 31, 2020	31.03	0.08	6.80	6.88	(0.27)	—	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)	—	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)	—	(0.13)
Class R2
Six Months Ended April 30, 2023 (Unaudited)	23.49	(0.01)	4.31	4.30	—	—	—
Year Ended October 31, 2022	39.99	(0.02)	(15.22)	(15.24)	—	(1.26)	(1.26)
Year Ended October 31, 2021	36.06	(0.26)	4.19	3.93	—	—	—
Year Ended October 31, 2020	29.78	(0.13)	6.52	6.39	(0.11)	—	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)	—	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)	—	(0.08)
Class R3
Six Months Ended April 30, 2023 (Unaudited)	23.67	0.02	4.35	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2022	40.30	0.06	(15.32)	(15.26)	(0.11)	(1.26)	(1.37)
Year Ended October 31, 2021	36.25	(0.15)	4.20	4.05	—	—	—
Year Ended October 31, 2020	29.96	(0.05)	6.55	6.50	(0.21)	—	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)	—	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)	—	(0.11)
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$28.23	18.48%	$384,741	1.24%	0.19%	1.33%	8%
23.85	(39.06)	358,077	1.25	0.19	1.33	18
40.54	11.25	702,288	1.24	(0.33)	1.30	25
36.44	21.84	578,112	1.24	(0.06)	1.33	15
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13

26.97	18.19	36,423	1.74	(0.32)	1.83	8
22.82	(39.36)	35,997	1.75	(0.35)	1.83	18
38.96	10.68	82,409	1.74	(0.83)	1.80	25
35.20	21.24	72,364	1.74	(0.58)	1.83	15
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13

28.94	18.66	2,034,835	0.99	0.43	1.07	8
24.48	(38.92)	1,871,401	1.00	0.37	1.07	18
41.60	11.51	4,753,438	0.99	(0.09)	1.05	25
37.34	22.19	4,016,180	0.99	0.15	1.07	15
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13

29.16	18.69	1,428,072	0.89	0.53	0.92	8
24.70	(38.84)	1,282,832	0.90	0.53	0.92	18
41.96	11.63	2,598,326	0.89	0.02	0.90	25
37.64	22.29	1,877,489	0.89	0.25	0.92	15
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13

27.79	18.31	499	1.54	(0.10)	1.82	8
23.49	(39.24)	407	1.55	(0.07)	1.83	18
39.99	10.90	585	1.54	(0.63)	1.78	25
36.06	21.51	414	1.54	(0.41)	2.00	15
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13

27.99	18.46	11,953	1.29	0.13	1.32	8
23.67	(39.08)	11,182	1.30	0.19	1.32	18
40.30	11.17	14,918	1.29	(0.36)	1.30	25
36.25	21.80	5,797	1.29	(0.15)	1.33	15
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Equity Fund (continued)
Class R4
Six Months Ended April 30, 2023 (Unaudited)	$24.39	$0.06	$4.47	$4.53	$(0.11)	$—	$(0.11)
Year Ended October 31, 2022	41.45	0.13	(15.77)	(15.64)	(0.16)	(1.26)	(1.42)
Year Ended October 31, 2021	37.20	(0.05)	4.32	4.27	(0.02)	—	(0.02)
Year Ended October 31, 2020	30.68	0.04	6.70	6.74	(0.22)	—	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)	—	(0.13)
Class R5
Six Months Ended April 30, 2023 (Unaudited)	24.69	0.08	4.54	4.62	(0.16)	—	(0.16)
Year Ended October 31, 2022	41.88	0.18	(15.96)	(15.78)	(0.15)	(1.26)	(1.41)
Year Ended October 31, 2021	37.56	0.01	4.36	4.37	(0.05)	—	(0.05)
Year Ended October 31, 2020	30.96	0.08	6.78	6.86	(0.26)	—	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)	—	(0.15)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	24.69	0.09	4.53	4.62	(0.19)	—	(0.19)
Year Ended October 31, 2022	41.95	0.21	(15.95)	(15.74)	(0.26)	(1.26)	(1.52)
Year Ended October 31, 2021	37.61	0.05	4.37	4.42	(0.08)	—	(0.08)
Year Ended October 31, 2020	31.00	0.12	6.78	6.90	(0.29)	—	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)	—	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)	—	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$28.81	18.61%	$3,032	1.04%	0.40%	1.08%	8%
24.39	(38.93)	2,485	1.05	0.43	1.08	18
41.45	11.48	3,810	1.04	(0.12)	1.06	25
37.20	22.09	2,962	1.04	0.12	1.08	15
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13

29.15	18.72	14,975	0.89	0.54	0.93	8
24.69	(38.86)	12,712	0.90	0.55	0.93	18
41.88	11.64	20,676	0.89	0.02	0.91	25
37.56	22.29	57,909	0.89	0.26	0.93	15
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13

29.12	18.74	4,174,517	0.79	0.64	0.82	8
24.69	(38.78)	3,579,903	0.80	0.67	0.82	18
41.95	11.75	5,659,334	0.79	0.11	0.80	25
37.61	22.39	4,608,998	0.79	0.37	0.82	15
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Six Months Ended April 30, 2023 (Unaudited)	$13.34	$0.13	$2.19	$2.32	$(0.35)	$—	$(0.35)
Year Ended October 31, 2022	20.87	0.48	(6.96)	(6.48)	(0.52)	(0.53)	(1.05)
Year Ended October 31, 2021	18.11	0.51	2.56	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.78	0.33	1.04	1.37	—	(0.04)	(0.04)
January 30, 2019 (f) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—
Class R6
Six Months Ended April 30, 2023 (Unaudited)	13.27	0.14	2.17	2.31	(0.36)	—	(0.36)
Year Ended October 31, 2022	20.77	0.45	(6.88)	(6.43)	(0.54)	(0.53)	(1.07)
Year Ended October 31, 2021	18.01	0.42	2.65	3.07	(0.31)	—	(0.31)
Year Ended October 31, 2020	16.80	0.31	1.07	1.38	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.31	17.50%	$218,811	0.48%	1.73%	0.69%	13%
13.34	(32.53)	171,538	0.45	3.00	0.68	34
20.87	16.95	5,435	0.45	2.36	0.69	53
18.11	8.15	33	0.45	1.98	1.39	47
16.78	3.45	5	0.44 (g)	2.52 (g)	0.70 (g)	28

15.22	17.55	2,167,596	0.37	1.92	0.43	13
13.27	(32.48)	2,479,030	0.35	2.62	0.40	34
20.77	17.09	3,787,953	0.35	1.97	0.40	53
18.01	8.22	2,840,309	0.35	1.87	0.41	47
16.80	12.60	2,090,569	0.34 (g)	2.90 (g)	0.46 (g)	28
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$23.70	$0.31 (f)	$5.42	$5.73	$(0.20)
Year Ended October 31, 2022	30.91	0.36	(6.95)	(6.59)	(0.62)
Year Ended October 31, 2021	21.64	0.40 (g)	9.14	9.54	(0.27)
Year Ended October 31, 2020	24.25	0.25	(2.16)	(1.91)	(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Class C
Six Months Ended April 30, 2023 (Unaudited)	20.85	0.19 (f)	4.81	5.00	(0.04)
Year Ended October 31, 2022	27.25	0.20	(6.13)	(5.93)	(0.47)
Year Ended October 31, 2021	19.10	0.22 (g)	8.08	8.30	(0.15)
Year Ended October 31, 2020	21.47	0.12	(1.91)	(1.79)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Class I
Six Months Ended April 30, 2023 (Unaudited)	24.20	0.37 (f)	5.52	5.89	(0.24)
Year Ended October 31, 2022	31.57	0.24	(6.88)	(6.64)	(0.73)
Year Ended October 31, 2021	22.10	0.47 (g)	9.33	9.80	(0.33)
Year Ended October 31, 2020	24.75	0.31	(2.19)	(1.88)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Class L
Six Months Ended April 30, 2023 (Unaudited)	24.54	0.39 (f)	5.60	5.99	(0.22)
Year Ended October 31, 2022	31.99	0.52	(7.22)	(6.70)	(0.75)
Year Ended October 31, 2021	22.38	0.54 (g)	9.44	9.98	(0.37)
Year Ended October 31, 2020	25.05	0.35	(2.23)	(1.88)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	24.44	0.38 (f)	5.59	5.97	(0.33)
Year Ended October 31, 2022	31.86	0.49	(7.13)	(6.64)	(0.78)
Year Ended October 31, 2021	22.29	0.55 (g)	9.41	9.96	(0.39)
Year Ended October 31, 2020	24.96	0.37	(2.22)	(1.85)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (h) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.29, $0.17, $0.35, $0.37 and $0.36 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 2.23%, 1.56%, 2.60%, 2.69% and 2.70% for Class A, Class C, Class I, Class L and Class R6, respectively.

(g)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.38, $0.20, $0.45, $0.52 and $0.53 for Class A, Class C, Class I, Class L and Class R6, respectively, and the net investment income (loss) ratios would have been 1.29%, 0.78%, 1.44%, 1.70% and 1.75% for Class A, Class C, Class I, Class L and Class R6, respectively.

(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$29.23	24.29%	$77,387	1.24%	2.30%(f)	1.26%	48%
23.70	(21.70)	64,573	1.25	1.37	1.28	75
30.91	44.30	88,315	1.24	1.37 (g)	1.26	92
21.64	(8.21)	68,882	1.24	1.09	1.28	159
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149

25.81	23.99	5,037	1.73	1.63 (f)	1.77	48
20.85	(22.09)	5,096	1.75	0.82	1.78	75
27.25	43.56	11,313	1.74	0.86 (g)	1.77	92
19.10	(8.68)	11,082	1.74	0.59	1.77	159
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149

29.85	24.46	116,824	0.98	2.67 (f)	1.00	48
24.20	(21.48)	83,608	0.98	0.81	1.00	75
31.57	44.61	443,053	0.98	1.52 (g)	0.99	92
22.10	(7.98)	52,841	0.99	1.33	1.01	159
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149

30.31	24.55	18,746	0.85	2.76 (f)	0.85	48
24.54	(21.39)	15,568	0.85	1.87	0.86	75
31.99	44.88	86,054	0.84	1.78 (g)	0.85	92
22.38	(7.86)	55,597	0.85	1.49	0.86	159
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149

30.08	24.60	422,022	0.74	2.77 (f)	0.75	48
24.44	(21.31)	370,736	0.75	1.81	0.76	75
31.86	45.01	445,783	0.74	1.83 (g)	0.75	92
22.29	(7.79)	250,426	0.75	1.61	0.76	159
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$14.75	$0.19 (f)	$3.43	$3.62	$(0.39)	$—	$(0.39)
Year Ended October 31, 2022	21.63	0.31	(5.83)	(5.52)	(0.37)	(0.99)	(1.36)
Year Ended October 31, 2021	16.47	0.30 (g)	5.04	5.34	(0.18)	—	(0.18)
Year Ended October 31, 2020	17.27	0.19	(0.49)	(0.30)	(0.50)	—	(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Class C
Six Months Ended April 30, 2023 (Unaudited)	13.87	0.14 (f)	3.23	3.37	(0.30)	—	(0.30)
Year Ended October 31, 2022	20.41	0.20	(5.48)	(5.28)	(0.27)	(0.99)	(1.26)
Year Ended October 31, 2021	15.53	0.18 (g)	4.77	4.95	(0.07)	—	(0.07)
Year Ended October 31, 2020	16.29	0.09	(0.45)	(0.36)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Class I
Six Months Ended April 30, 2023 (Unaudited)	15.04	0.22 (f)	3.49	3.71	(0.44)	—	(0.44)
Year Ended October 31, 2022	22.02	0.38	(5.95)	(5.57)	(0.42)	(0.99)	(1.41)
Year Ended October 31, 2021	16.76	0.36 (g)	5.13	5.49	(0.23)	—	(0.23)
Year Ended October 31, 2020	17.56	0.21	(0.47)	(0.26)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Class R2
Six Months Ended April 30, 2023 (Unaudited)	14.53	0.16 (f)	3.39	3.55	(0.34)	—	(0.34)
Year Ended October 31, 2022	21.31	0.25	(5.74)	(5.49)	(0.30)	(0.99)	(1.29)
Year Ended October 31, 2021	16.31	0.23 (g)	4.99	5.22	(0.22)	—	(0.22)
Year Ended October 31, 2020	17.14	0.13	(0.48)	(0.35)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Class R5
Six Months Ended April 30, 2023 (Unaudited)	15.13	0.20 (f)	3.54	3.74	(0.46)	—	(0.46)
Year Ended October 31, 2022	22.14	0.38	(5.96)	(5.58)	(0.44)	(0.99)	(1.43)
Year Ended October 31, 2021	16.85	0.39 (g)	5.15	5.54	(0.25)	—	(0.25)
Year Ended October 31, 2020	17.60	0.24	(0.48)	(0.24)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$17.98	24.88%	$376,598	0.95%	2.30%(f)	1.11%	24%
14.75	(27.15)	304,284	0.95	1.76	1.11	31
21.63	32.56	433,033	0.95	1.47 (g)	1.11	35
16.47	(1.88)	263,791	0.95	1.17	1.12	28
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33

16.94	24.54	6,635	1.45	1.73 (f)	1.62	24
13.87	(27.51)	6,191	1.45	1.23	1.64	31
20.41	31.94	10,899	1.45	0.91 (g)	1.62	35
15.53	(2.38)	9,358	1.45	0.61	1.62	28
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33

18.31	24.98	679,406	0.70	2.63 (f)	0.86	24
15.04	(26.95)	513,812	0.70	2.16	0.86	31
22.02	32.94	584,191	0.70	1.71 (g)	0.86	35
16.76	(1.64)	339,416	0.70	1.26	0.86	28
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33

17.74	24.73	20,234	1.25	1.99 (f)	1.45	24
14.53	(27.36)	16,764	1.25	1.46	1.46	31
21.31	32.18	24,598	1.25	1.13 (g)	1.47	35
16.31	(2.21)	21,379	1.25	0.79	1.37	28
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33

18.41	25.05	7,835	0.60	2.30 (f)	0.71	24
15.13	(26.88)	8,328	0.60	2.13	0.71	31
22.14	33.04	10,463	0.60	1.85 (g)	0.71	35
16.85	(1.52)	6,970	0.60	1.41	0.72	28
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund (continued)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	$15.10	$0.23 (f)	$3.51	$3.74	$(0.47)	$—	$(0.47)
Year Ended October 31, 2022	22.10	0.39	(5.94)	(5.55)	(0.46)	(0.99)	(1.45)
Year Ended October 31, 2021	16.81	0.42 (g)	5.13	5.55	(0.26)	—	(0.26)
Year Ended October 31, 2020	17.61	0.26	(0.49)	(0.23)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.18, $0.13, $0.21, $0.15, $0.19 and $0.22 for Class A, Class C, Class I, Class R2, Class R5 and Class R6, respectively, and the net investment income (loss) ratios would have been 2.24%, 1.67%, 2.57%, 1.93%, 2.24% and 2.61% for Class A, Class C, Class I, Class R2, Class R5 and Class R6,
respectively.

(g)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$18.37	25.16%	$3,310,114	0.50%	2.67%(f)	0.61%	24%
15.10	(26.81)	2,961,811	0.50	2.22	0.61	31
22.10	33.20	3,782,533	0.50	1.98 (g)	0.60	35
16.81	(1.46)	2,290,008	0.50	1.56	0.61	28
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$19.58	$0.20	$4.35	$4.55	$(0.73)
Year Ended October 31, 2022	27.55	0.41	(7.95)	(7.54)	(0.43)
Year Ended October 31, 2021	22.07	0.35 (f)	5.32	5.67	(0.19)
Year Ended October 31, 2020	21.15	0.18	0.75	0.93	(0.01)
Year Ended October 31, 2019	18.24	0.26	3.02	3.28	(0.37)
Year Ended October 31, 2018	21.14	0.36	(3.13)	(2.77)	(0.13)
Class C
Six Months Ended April 30, 2023 (Unaudited)	19.23	0.14	4.29	4.43	(0.59)
Year Ended October 31, 2022	27.06	0.29	(7.83)	(7.54)	(0.29)
Year Ended October 31, 2021	21.68	0.20 (f)	5.24	5.44	(0.06)
Year Ended October 31, 2020	20.86	0.07	0.75	0.82	—
Year Ended October 31, 2019	17.98	0.16	2.97	3.13	(0.25)
Year Ended October 31, 2018	20.90	0.26	(3.09)	(2.83)	(0.09)
Class I
Six Months Ended April 30, 2023 (Unaudited)	19.88	0.23	4.41	4.64	(0.78)
Year Ended October 31, 2022	27.95	0.47	(8.06)	(7.59)	(0.48)
Year Ended October 31, 2021	22.39	0.42 (f)	5.39	5.81	(0.25)
Year Ended October 31, 2020	21.43	0.23	0.78	1.01	(0.05)
Year Ended October 31, 2019	18.49	0.31	3.04	3.35	(0.41)
Year Ended October 31, 2018	21.41	0.44	(3.19)	(2.75)	(0.17)
Class R2
Six Months Ended April 30, 2023 (Unaudited)	19.40	0.16	4.33	4.49	(0.67)
Year Ended October 31, 2022	27.25	0.34	(7.89)	(7.55)	(0.30)
Year Ended October 31, 2021	21.85	0.27 (f)	5.26	5.53	(0.13)
Year Ended October 31, 2020	20.99	0.13	0.73	0.86	—
Year Ended October 31, 2019	18.14	0.21	2.98	3.19	(0.34)
Year Ended October 31, 2018	21.11	0.35	(3.17)	(2.82)	(0.15)
Class R5
Six Months Ended April 30, 2023 (Unaudited)	19.89	0.24	4.42	4.66	(0.82)
Year Ended October 31, 2022	27.96	0.49	(8.06)	(7.57)	(0.50)
Year Ended October 31, 2021	22.38	0.44 (f)	5.40	5.84	(0.26)
Year Ended October 31, 2020	21.42	0.25	0.78	1.03	(0.07)
Year Ended October 31, 2019	18.49	0.34	3.03	3.37	(0.44)
Year Ended October 31, 2018	21.39	0.53	(3.25)	(2.72)	(0.18)
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$23.40	23.65%	$302,145	1.00%	1.81%	1.23%	17%
19.58	(27.75)	237,262	1.00	1.75	1.24	30
27.55	25.74	337,503	1.00	1.31 (f)	1.21	32
22.07	4.39	135,527	1.00	0.86	1.22	38
21.15	18.41	114,629	1.00	1.33	1.32	34
18.24	(13.20)	84,325	1.00	1.75	1.38	63

23.07	23.39	15,844	1.50	1.27	1.74	17
19.23	(28.13)	14,034	1.50	1.26	1.76	30
27.06	25.11	24,272	1.50	0.77 (f)	1.72	32
21.68	3.93	15,463	1.50	0.32	1.73	38
20.86	17.73	18,447	1.50	0.83	1.84	34
17.98	(13.60)	22,532	1.50	1.29	1.89	63

23.74	23.78	553,878	0.75	2.02	0.98	17
19.88	(27.56)	433,591	0.75	1.99	0.99	30
27.95	26.04	832,039	0.75	1.54 (f)	0.96	32
22.39	4.71	372,068	0.75	1.05	0.96	38
21.43	18.62	177,764	0.75	1.57	1.08	34
18.49	(12.96)	189,061	0.75	2.09	1.13	63

23.22	23.49	1,573	1.30	1.44	1.51	17
19.40	(27.97)	1,477	1.30	1.46	1.53	30
27.25	25.35	2,078	1.30	1.00 (f)	1.48	32
21.85	4.10	1,441	1.30	0.61	1.51	38
20.99	18.01	1,049	1.30	1.05	1.74	34
18.14	(13.46)	773	1.30	1.70	1.72	63

23.73	23.87	4,142	0.65	2.18	0.88	17
19.89	(27.51)	1,961	0.65	2.06	0.91	30
27.96	26.19	3,172	0.65	1.61 (f)	0.87	32
22.38	4.79	2,772	0.65	1.16	0.88	38
21.42	18.76	3,082	0.65	1.71	1.04	34
18.49	(12.84)	3,341	0.65	2.56	1.07	63
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Focus Fund (continued)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	$19.90	$0.25	$4.43	$4.68	$(0.83)
Year Ended October 31, 2022	27.98	0.39	(7.94)	(7.55)	(0.53)
Year Ended October 31, 2021	22.40	0.46 (f)	5.40	5.86	(0.28)
Year Ended October 31, 2020	21.44	0.28	0.77	1.05	(0.09)
Year Ended October 31, 2019	18.50	0.27	3.13	3.40	(0.46)
Year Ended October 31, 2018	21.40	0.44	(3.16)	(2.72)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Reflects income from foreign withholding tax claims. Had the Fund not received these proceeds, the net investment income (loss) per share and the net investment income (loss) ratios for each share class would have remained the same.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$23.75	23.99%	$460,954	0.55%	2.23%	0.73%	17%
19.90	(27.44)	406,456	0.55	1.55	0.72	30
27.98	26.28	2,721,224	0.55	1.68 (f)	0.71	32
22.40	4.89	2,274,399	0.55	1.31	0.71	38
21.44	18.95	2,284,670	0.55	1.32	0.77	34
18.50	(12.81)	175,198	0.55	2.12	0.87	63
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$14.07	$0.21	$1.81	$2.02	$(0.34)
Year Ended October 31, 2022	16.73	0.32	(2.60)	(2.28)	(0.38)
Year Ended October 31, 2021	14.12	0.30	2.58	2.88	(0.27)
Year Ended October 31, 2020	15.58	0.27	(1.49)	(1.22)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.19	0.39	0.58	—
Class C
Six Months Ended April 30, 2023 (Unaudited)	14.00	0.14	1.85	1.99	(0.21)
Year Ended October 31, 2022	16.68	0.20	(2.56)	(2.36)	(0.32)
Year Ended October 31, 2021	14.06	0.22	2.57	2.79	(0.17)
Year Ended October 31, 2020	15.53	0.20	(1.50)	(1.30)	(0.17)
March 15, 2019 (f) through October 31, 2019	15.00	0.16	0.37	0.53	—
Class I
Six Months Ended April 30, 2023 (Unaudited)	14.16	0.20	1.85	2.05	(0.33)
Year Ended October 31, 2022	16.83	0.33	(2.59)	(2.26)	(0.41)
Year Ended October 31, 2021	14.18	0.32	2.61	2.93	(0.28)
Year Ended October 31, 2020	15.61	0.31	(1.50)	(1.19)	(0.24)
March 15, 2019 (f) through October 31, 2019	15.00	0.32	0.29	0.61	—
Class R5
Six Months Ended April 30, 2023 (Unaudited)	14.19	0.22	1.84	2.06	(0.35)
Year Ended October 31, 2022	16.86	0.35	(2.59)	(2.24)	(0.43)
Year Ended October 31, 2021	14.20	0.35	2.61	2.96	(0.30)
Year Ended October 31, 2020	15.62	0.31	(1.48)	(1.17)	(0.25)
March 15, 2019 (f) through October 31, 2019	15.00	0.34	0.28	0.62	—
Class R6
Six Months Ended April 30, 2023 (Unaudited)	14.20	0.23	1.85	2.08	(0.37)
Year Ended October 31, 2022	16.88	0.37	(2.60)	(2.23)	(0.45)
Year Ended October 31, 2021	14.22	0.39	2.59	2.98	(0.32)
Year Ended October 31, 2020	15.63	0.34	(1.49)	(1.15)	(0.26)
March 15, 2019 (f) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.75	14.56%	$10,601	0.85%	2.79%	1.00%	9%
14.07	(13.89)	4,032	0.85	2.13	1.07	17
16.73	20.60	3,561	0.85	1.85	1.05	50
14.12	(8.02)	1,573	0.85	1.84	1.30	85
15.58	3.87	330	0.85 (g)	1.95 (g)	1.31 (g)	9

15.78	14.35	203	1.35	1.86	1.52	9
14.00	(14.36)	235	1.35	1.35	1.58	17
16.68	19.97	320	1.35	1.35	1.55	50
14.06	(8.47)	115	1.35	1.34	1.81	85
15.53	3.53	119	1.35 (g)	1.73 (g)	1.92 (g)	9

15.88	14.69	136,168	0.60	2.68	0.75	9
14.16	(13.68)	156,582	0.60	2.21	0.81	17
16.83	20.90	148,703	0.60	2.02	0.79	50
14.18	(7.78)	135,542	0.60	2.12	1.03	85
15.61	4.07	59,751	0.60 (g)	3.38 (g)	1.19 (g)	9

15.90	14.80	23	0.45	2.98	0.68	9
14.19	(13.56)	20	0.45	2.30	0.73	17
16.86	21.10	23	0.45	2.19	0.71	50
14.20	(7.68)	19	0.45	2.08	1.04	85
15.62	4.13	21	0.45 (g)	3.59 (g)	1.03 (g)	9

15.91	14.91	387	0.35	3.08	0.53	9
14.20	(13.52)	338	0.35	2.43	0.60	17
16.88	21.19	169	0.35	2.42	0.58	50
14.22	(7.53)	19	0.35	2.33	0.94	85
15.63	4.20	21	0.35 (g)	3.69 (g)	0.93 (g)	9
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$10.57	$0.28 (f)	$2.21	$2.49	$(0.43)
Year Ended October 31, 2022	13.46	0.44	(2.72)	(2.28)	(0.61)
Year Ended October 31, 2021	9.46	0.43 (g)	3.89	4.32	(0.32)
Year Ended October 31, 2020	12.22	0.28	(2.55)	(2.27)	(0.49)
Year Ended October 31, 2019	12.44	0.44	(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36	(1.87)	(1.51)	(0.31)
Class C
Six Months Ended April 30, 2023 (Unaudited)	10.23	0.23 (f)	2.16	2.39	(0.35)
Year Ended October 31, 2022	13.02	0.35	(2.62)	(2.27)	(0.52)
Year Ended October 31, 2021	9.14	0.33 (g)	3.79	4.12	(0.24)
Year Ended October 31, 2020	11.81	0.21	(2.47)	(2.26)	(0.41)
Year Ended October 31, 2019	12.02	0.36	(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28	(1.82)	(1.54)	(0.22)
Class I
Six Months Ended April 30, 2023 (Unaudited)	10.88	0.30 (f)	2.28	2.58	(0.45)
Year Ended October 31, 2022	13.84	0.49	(2.81)	(2.32)	(0.64)
Year Ended October 31, 2021	9.72	0.47 (g)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.54	0.31	(2.61)	(2.30)	(0.52)
Year Ended October 31, 2019	12.76	0.48	(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41	(1.92)	(1.51)	(0.35)
Class L
Six Months Ended April 30, 2023 (Unaudited)	10.83	0.30 (f)	2.27	2.57	(0.47)
Year Ended October 31, 2022	13.78	0.49	(2.79)	(2.30)	(0.65)
Year Ended October 31, 2021	9.66	0.47 (g)	3.99	4.46	(0.34)
Year Ended October 31, 2020	12.47	0.30	(2.58)	(2.28)	(0.53)
Year Ended October 31, 2019	12.70	0.46	(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41	(1.90)	(1.49)	(0.36)
Class R2
Six Months Ended April 30, 2023 (Unaudited)	10.37	0.25 (f)	2.17	2.42	(0.39)
Year Ended October 31, 2022	13.22	0.40	(2.68)	(2.28)	(0.57)
Year Ended October 31, 2021	9.29	0.39 (g)	3.82	4.21	(0.28)
Year Ended October 31, 2020	11.96	0.24	(2.51)	(2.27)	(0.40)
Year Ended October 31, 2019	12.20	0.40	(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31	(1.84)	(1.53)	(0.28)
Class R5
Six Months Ended April 30, 2023 (Unaudited)	10.75	0.35 (f)	2.21	2.56	(0.47)
Year Ended October 31, 2022	13.67	0.52	(2.80)	(2.28)	(0.64)
Year Ended October 31, 2021	9.60	0.41 (g)	4.02	4.43	(0.36)
Year Ended October 31, 2020	12.40	0.33	(2.59)	(2.26)	(0.54)
Year Ended October 31, 2019	12.65	0.49	(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42	(1.91)	(1.49)	(0.37)
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$12.63	23.93%	$202,068	0.99%	4.59%(f)	1.27%	17%
10.57	(17.56)	160,039	0.98	3.71	1.23	26
13.46	46.20	187,774	1.00	3.39 (g)	1.24	33
9.46	(19.51)	125,744	1.00	2.66	1.26	59
12.22	2.30	181,458	1.00	3.69	1.28	61
12.44	(10.88)	242,231	1.00	2.59	1.27	90

12.27	23.72	2,109	1.49	3.99 (f)	1.80	17
10.23	(18.04)	1,791	1.49	3.01	1.76	26
13.02	45.54	3,923	1.50	2.70 (g)	1.77	33
9.14	(19.94)	4,202	1.50	2.07	1.78	59
11.81	1.82	9,358	1.50	3.15	1.80	61
12.02	(11.37)	14,055	1.50	2.06	1.78	90

13.01	24.15	35,226	0.74	4.85 (f)	1.02	17
10.88	(17.38)	29,816	0.73	4.00	0.98	26
13.84	46.51	39,188	0.75	3.58 (g)	0.99	33
9.72	(19.31)	26,805	0.75	2.88	1.02	59
12.54	2.56	45,503	0.75	3.91	1.03	61
12.76	(10.62)	66,291	0.75	2.84	1.02	90

12.93	24.13	6,741	0.65	4.93 (f)	0.87	17
10.83	(17.31)	5,451	0.63	4.04	0.83	26
13.78	46.77	7,042	0.66	3.66 (g)	0.84	33
9.66	(19.25)	5,585	0.65	2.72	0.85	59
12.47	2.69	30,256	0.65	3.81	0.87	61
12.70	(10.57)	73,651	0.65	2.84	0.87	90

12.40	23.76	513	1.29	4.25 (f)	1.60	17
10.37	(17.88)	454	1.28	3.41	1.58	26
13.22	45.84	514	1.30	3.14 (g)	1.59	33
9.29	(19.74)	412	1.30	2.27	1.61	59
11.96	2.00	722	1.30	3.47	1.69	61
12.20	(11.19)	1,025	1.30	2.27	1.59	90

12.84	24.21	157	0.65	5.59 (f)	0.86	17
10.75	(17.31)	29	0.63	4.23	0.83	26
13.67	46.74	67	0.65	3.24 (g)	0.85	33
9.60	(19.26)	77	0.65	3.13	0.86	59
12.40	2.64	88	0.65	4.08	0.87	61
12.65	(10.58)	70	0.65	2.97	0.91	90
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund (continued)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	$10.77	$0.31 (f)	$2.25	$2.56	$(0.48)
Year Ended October 31, 2022	13.71	0.50	(2.77)	(2.27)	(0.67)
Year Ended October 31, 2021	9.62	0.49 (g)	3.97	4.46	(0.37)
Year Ended October 31, 2020	12.43	0.34	(2.60)	(2.26)	(0.55)
Year Ended October 31, 2019	12.67	0.51	(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43	(1.91)	(1.48)	(0.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)
Reflects income from foreign withholding tax claims, including related interest income. Had the Fund not received these proceeds, the net investment income
(loss) per share would have been $0.11, $0.06, $0.13, $0.13, $0.08, $0.18 and $0.14 for Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6,
respectively, and the net investment income (loss) ratios would have been 3.18%, 2.58%, 3.44%, 3.52%, 2.84%, 4.18% and 3.65% for Class A, Class C, Class I,
Class L, Class R2, Class R5 and Class R6, respectively.

(g)
Reflects income from foreign withholding tax claims, including related interest income, less IRS compliance fees. Without these proceeds, the net investment income (loss) per share would have been $0.38, $0.28, $0.42, $0.41, $0.34, $0.35 and $0.44 for Class A, Class C, Class I, Class L, Class R2, Class R5, and
Class R6,respectively, and the net investment income (loss) ratios would have been 3.00%, 2.26%, 3.19%, 3.23%, 2.72%, 2.80% and 3.44% for Class A, Class C,
Class I, Class L, Class R2, Class R5, and Class R6, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan International Equity Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$12.85	24.21%	$209,959	0.55%	5.06%(f)	0.77%	17%
10.77	(17.23)	160,297	0.52	4.19	0.72	26
13.71	46.99	158,191	0.55	3.83 (g)	0.73	33
9.62	(19.22)	105,039	0.55	3.18	0.76	59
12.43	2.83	125,887	0.55	4.22	0.77	61
12.67	(10.49)	124,246	0.55	3.06	0.77	90
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan International Equity Funds	95

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund	Class I and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) is to seek to provide high total return.
The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan International Focus Fund (“International Focus Fund”) and JPMorgan International Value Fund (“International Value Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) is to seek total return from long-term capital growth. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.
The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.
Class L Shares of Europe Dynamic Fund and International Value Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Europe Dynamic Fund and International Value Fund unless they meet certain requirements as described in the Funds' prospectuses.
Effective as of the close of business on December 31, 2020, all share classes of Emerging Markets Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. ("JPMIM"), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), acts as Adviser (the "Adviser") and Administrator (the "Administrator") to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i)

96	J.P. Morgan International Equity Funds	April 30, 2023

the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

April 30, 2023	J.P. Morgan International Equity Funds	97

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Emerging Markets Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$631,528	$—	$—	$631,528
China	181,923	1,728,042	—	1,909,965
Hong Kong	—	494,658	—	494,658
India	266,370	1,585,609	—	1,851,979
Indonesia	—	396,858	—	396,858
Macau	—	77,147	—	77,147
Mexico	301,509	—	—	301,509
Panama	78,604	—	—	78,604
Portugal	—	120,582	—	120,582
South Africa	147,161	101,673	—	248,834
South Korea	—	684,835	—	684,835
Taiwan	664,044	384,387	—	1,048,431
United States	253,404	29,365	—	282,769
Total Common Stocks	2,524,543	5,603,156	—	8,127,699
Short-Term Investments
Investment Companies	5,306	—	—	5,306
Total Investments in Securities	$2,529,849	$5,603,156	$—	$8,133,005

Emerging Markets Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$130,704	$—	$—	$130,704
Chile	8,378	—	—	8,378
China	35,871	695,805	—	731,676
Colombia	2,708	—	—	2,708
Greece	—	11,434	—	11,434
Hong Kong	—	3,819	—	3,819
Hungary	—	10,253	—	10,253
India	30,835	288,825	—	319,660
Indonesia	—	51,156	—	51,156
Malaysia	—	24,188	—	24,188
Mexico	75,364	—	—	75,364
Panama	2,342	—	—	2,342
Peru	9,143	—	—	9,143
Philippines	—	5,393	—	5,393
Poland	—	16,511	—	16,511
Qatar	—	14,040	—	14,040
Russia	—	—	936	936
Saudi Arabia	—	88,304	—	88,304
South Africa	43,168	56,259	—	99,427
South Korea	—	289,905	—	289,905
Taiwan	1,196	331,051	—	332,247

98	J.P. Morgan International Equity Funds	April 30, 2023

Emerging Markets Research Enhanced Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Thailand	$35,663	$18,594	$—	$54,257
United Arab Emirates	—	20,305	—	20,305
United States	4,662	2,313	—	6,975
Total Common Stocks	380,034	1,928,155	936	2,309,125
Rights	11	—	—	11
Short-Term Investments
Investment Companies	13,958	—	—	13,958
Investment of Cash Collateral from Securities Loaned	7,129	—	—	7,129
Total Short-Term Investments	21,087	—	—	21,087
Total Investments in Securities	$401,132	$1,928,155	$936	$2,330,223
Appreciation in Other Financial Instruments
Futures Contracts	$174	$—	$—	$174

Europe Dynamic Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$4,482	$—	$4,482
Austria	—	8,878	—	8,878
China	—	8,130	—	8,130
Denmark	—	38,605	—	38,605
Finland	—	17,379	—	17,379
France	—	140,702	—	140,702
Germany	—	112,435	—	112,435
Ireland	8,251	24,317	—	32,568
Italy	—	14,476	—	14,476
Netherlands	—	18,512	—	18,512
Norway	—	3,727	—	3,727
Spain	—	16,593	—	16,593
Sweden	—	22,028	—	22,028
Switzerland	—	50,164	—	50,164
United Kingdom	4,028	76,661	—	80,689
United States	—	45,647	—	45,647
Total Common Stocks	12,279	602,736	—	615,015
Short-Term Investments
Investment Companies	9,308	—	—	9,308
Investment of Cash Collateral from Securities Loaned	43,677	—	—	43,677
Total Short-Term Investments	52,985	—	—	52,985
Total Investments in Securities	$65,264	$602,736	$—	$668,000
Appreciation in Other Financial Instruments
Futures Contracts	$3	$—	$—	$3

April 30, 2023	J.P. Morgan International Equity Funds	99

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Europe Dynamic Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(5)	$—	$—	$(5)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(2)	$—	$—	$(2)

International Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$115,328	$—	$115,328
Austria	—	27,760	—	27,760
Belgium	—	46,309	—	46,309
Denmark	—	206,455	—	206,455
France	—	739,316	—	739,316
Germany	—	434,688	—	434,688
Hong Kong	—	184,219	—	184,219
India	45,750	—	—	45,750
Italy	—	38,191	—	38,191
Japan	—	740,419	—	740,419
Macau	—	30,131	—	30,131
Netherlands	—	236,058	—	236,058
Singapore	—	88,370	—	88,370
South Africa	—	37,900	—	37,900
South Korea	—	57,863	—	57,863
Spain	—	89,755	—	89,755
Sweden	—	130,099	—	130,099
Switzerland	—	127,264	—	127,264
Taiwan	29,692	—	—	29,692
United Kingdom	—	428,759	—	428,759
United States	22,201	435,392	—	457,593
Total Common Stocks	97,643	4,194,276	—	4,291,919
Short-Term Investments
Investment Companies	145,795	—	—	145,795
Investment of Cash Collateral from Securities Loaned	204,476	—	—	204,476
Total Short-Term Investments	350,271	—	—	350,271
Total Investments in Securities	$447,914	$4,194,276	$—	$4,642,190

International Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$30,237	$—	$30,237
Belgium	—	27,102	—	27,102
Canada	88,023	—	—	88,023

100	J.P. Morgan International Equity Funds	April 30, 2023

International Focus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
China	$—	$30,366	$—	$30,366
Denmark	—	42,640	—	42,640
France	—	181,656	—	181,656
Germany	—	115,945	—	115,945
Hong Kong	—	29,528	—	29,528
India	36,626	—	—	36,626
Indonesia	—	37,346	—	37,346
Japan	—	128,486	—	128,486
Mexico	15,414	—	—	15,414
Netherlands	—	94,037	—	94,037
Singapore	—	32,879	—	32,879
South Africa	—	15,133	—	15,133
South Korea	—	46,888	—	46,888
Spain	—	31,784	—	31,784
Sweden	—	21,479	—	21,479
Taiwan	39,944	—	—	39,944
United Kingdom	—	107,048	—	107,048
United States	25,873	122,391	—	148,264
Total Common Stocks	205,880	1,094,945	—	1,300,825
Short-Term Investments
Investment of Cash Collateral from Securities Loaned	43,172	—	—	43,172
Total Investments in Securities	$249,052	$1,094,945	$—	$1,343,997

International Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$8,720	$—	$8,720
Belgium	—	785	—	785
China	—	916	—	916
Denmark	—	4,731	—	4,731
Finland	—	1,518	—	1,518
France	—	18,254	—	18,254
Germany	—	12,585	—	12,585
Hong Kong	—	3,536	—	3,536
Ireland	—	619	—	619
Italy	—	1,468	—	1,468
Japan	—	31,630	—	31,630
Luxembourg	—	45	—	45
Macau	—	208	—	208
Netherlands	—	8,791	—	8,791
Singapore	253	1,315	—	1,568
South Korea	—	126	—	126
Spain	—	3,808	—	3,808
Sweden	—	2,866	—	2,866
Switzerland	720	7,665	—	8,385

April 30, 2023	J.P. Morgan International Equity Funds	101

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
International Hedged Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United Kingdom	$—	$18,922	$—	$18,922
United States	—	11,394	—	11,394
Total Common Stocks	973	139,902	—	140,875
Options Purchased	659	—	—	659
Short-Term Investments
Investment Companies	5,126	—	—	5,126
Total Investments in Securities	$6,758	$139,902	$—	$146,660
Appreciation in Other Financial Instruments
Futures Contracts	$311	$—	$—	$311
Depreciation in Other Financial Instruments
Options Written
Call Options Written	(1,636)	—	—	(1,636)
Put Options Written	(41)	—	—	(41)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(1,366)	$—	$—	$(1,366)

International Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$36,598	$—	$36,598
Austria	1,346	3,673	—	5,019
Belgium	—	1,031	—	1,031
China	—	2,599	—	2,599
Denmark	—	6,933	—	6,933
Egypt	1,150	—	—	1,150
Finland	—	6,650	—	6,650
France	1,453	46,251	—	47,704
Germany	—	42,999	—	42,999
Hong Kong	—	10,000	—	10,000
Ireland	—	1,443	—	1,443
Italy	—	16,704	—	16,704
Japan	—	84,650	—	84,650
Luxembourg	—	2,030	—	2,030
Netherlands	—	26,766	—	26,766
Norway	840	12,047	—	12,887
Singapore	—	4,983	—	4,983
South Africa	—	2,347	—	2,347
Spain	1,054	12,370	—	13,424
Sweden	—	8,094	—	8,094
Switzerland	—	25,578	—	25,578
United Kingdom	3,313	58,847	—	62,160
United States	—	19,308	—	19,308
Total Common Stocks	9,156	431,901	—	441,057

102	J.P. Morgan International Equity Funds	April 30, 2023

International Value Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$17,884	$—	$—	$17,884
Total Investments in Securities	$27,040	$431,901	$—	$458,941
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Research Enhanced Equity Fund	$6,883	$(6,883)	$—
Europe Dynamic Fund	37,040	(37,040)	—
International Equity Fund	196,340	(196,340)	—
International Focus Fund	41,008	(41,008)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

April 30, 2023	J.P. Morgan International Equity Funds	103

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended April 30, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Emerging Markets Equity Fund	$—(a )
Emerging Markets Research Enhanced Equity Fund	1
Europe Dynamic Fund	1
International Equity Fund	6
International Focus Fund	2
International Value Fund	1

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
International Hedged Equity Fund did not lend out any securities during the six months ended April 30, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Emerging Markets Equity Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$113,774	$810,723	$919,153	$(38)	$— (c)	$5,306	5,305	$3,112	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	4,022	83,000	87,023	3 *	(2)	—	—	136 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	771	39,479	40,250	—	—	—	—	24 *	—
Total	$118,567	$933,202	$1,046,426	$(35)	$(2)	$5,306		$3,272	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Emerging Markets Research Enhanced Equity Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$47,040	$397,453	$430,534	$(4)	$3	$13,958	13,954	$418	$—

104	J.P. Morgan International Equity Funds	April 30, 2023

Emerging Markets Research Enhanced Equity Fund (continued)
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	$3,487	$83,001	$81,000	$(4)*	$(1)	$5,483	5,482	$245 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	3,438	61,213	63,005	—	—	1,646	1,646	57 *	—
Total	$53,965	$541,667	$574,539	$(8)	$2	$21,087		$720	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Europe Dynamic Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$6,343	$168,891	$165,918	$(8)	$— (c)	$9,308	9,305	$297	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	—	93,000	53,999	(2)*	(3)	38,996	38,992	148 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	—	72,589	67,908	—	—	4,681	4,681	69 *	—
Total	$6,343	$334,480	$287,825	$(10)	$(3)	$52,985		$514	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Equity Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$57,920	$1,105,072	$1,017,067	$(125)	$(5)	$145,795	145,752	$1,746	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	93,074	637,000	546,115	22 *	(22)	183,959	183,941	1,586 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	10,497	370,420	360,400	—	—	20,517	20,517	338 *	—
Total	$161,491	$2,112,492	$1,923,582	$(103)	$(27)	$350,271		$3,670	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

April 30, 2023	J.P. Morgan International Equity Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
International Focus Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$19,897	$202,811	$222,714	$6	$— (c)	$—	—	$384	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	40,011	215,000	217,017	8 *	(6)	37,996	37,992	411 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	16,404	120,839	132,067	—	—	5,176	5,176	100 *	—
Total	$76,312	$538,650	$571,798	$14	$(6)	$43,172		$895	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

International Hedged Equity Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.71% (a) (b)	$6,096	$49,379	$50,349	$—	$—	$5,126	5,126	$107	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.

International Value Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	$15,394	$47,978	$45,487	$— (c)	$(1)	$17,884	17,879	$209	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	705	9,100	9,806	1 *	—	—	—	23 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	3,290	23,095	26,385	—	—	—	—	29 *	—
Total	$19,389	$80,173	$81,678	$1	$(1)	$17,884		$261	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

106	J.P. Morgan International Equity Funds	April 30, 2023

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options  — International Hedged Equity Fund purchased put and call options on securities to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Fund's exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Emerging Markets Research Enhanced Equity Fund, Europe Dynamic Fund and International Hedged Equity Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

April 30, 2023	J.P. Morgan International Equity Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the six months ended April 30, 2023.
	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Hedged Equity Fund
Futures Contracts:
Average Notional Balance Long	$9,360	$10,945	$7,991
Ending Notional Balance Long	7,038	20,528	5,664
Exchange-Traded Options:
Average Number of Contracts Purchased	—	—	796
Average Number of Contracts Written	—	—	(1,592)
Ending Number of Contracts Purchased	—	—	683
Ending Number of Contracts Written	—	—	(1,366)
The Funds' derivatives contracts held at April 30, 2023 are not accounted for as hedging instruments under GAAP.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Emerging Markets Equity Fund
Transfer agency fees	$12	$2	$31	$6	$1	$—(a )	$—(a )	$1	$58	$111
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a	n/a	10	n/a	n/a	n/a	n/a	n/a	9	19
Europe Dynamic Fund
Transfer agency fees	5	1	3	—(a )	n/a	n/a	n/a	n/a	2	11
International Equity Fund
Transfer agency fees	9	—(a )	12	n/a	10	n/a	n/a	—(a )	18	49

108	J.P. Morgan International Equity Funds	April 30, 2023

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
International Focus Fund
Transfer agency fees	$4	$2	$13	n/a	$—(a )	n/a	n/a	$1	$4	$24
International Hedged Equity Fund
Transfer agency fees	—(a )	—(a )	1	n/a	n/a	n/a	n/a	—(a )	—(a )	1
International Value Fund
Transfer agency fees	4	—(a )	2	n/a	—(a )	n/a	n/a	—(a )	2	8

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
As a result of court rulings in certain European countries, the tax authorities of each of these countries, recently paid Europe Dynamic Fund (France), International Equity Fund (France) and International Value Fund (France & Sweden) tax reclaims for prior tax withholding. These tax reclaim payments are included in Foreign withholding tax reclaims on the Statements of Operations. Interest income, if any, related to these tax reclaim payments is included in Interest income from non-affiliates on the Statements of Operations.
In the event that tax reclaims received by the Funds during the fiscal year ending October 31, 2023 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. These IRS fees are estimated through the year ended October 31, 2023 and are included in IRS Compliance Fees for foreign withholding tax reclaims on the Statements of Operations, if applicable.
L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Value Fund	0.55
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

April 30, 2023	J.P. Morgan International Equity Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2023, the effective annualized rate was 0.07% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to JPMIM.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that the following Funds shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$2	$—
Europe Dynamic Fund	1	—
International Equity Fund	14	—(a )
International Focus Fund	25	—
International Hedged Equity Fund	—(a )	—
International Value Fund	16	—(a )

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

110	J.P. Morgan International Equity Funds	April 30, 2023

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a	n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a	n/a	n/a	n/a	n/a	n/a
International Equity Fund	0.95	1.45	0.70	n/a	1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	0.35
International Value Fund	1.00	1.50	0.75	n/a	1.30	n/a	n/a	0.65	0.55
The expense limitation agreements were in effect for the six months ended April 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least February 29, 2024.
For the six months ended April 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Emerging Markets Equity Fund	$703	$468	$669	$1,840	$59
Emerging Markets Research Enhanced Equity Fund	473	314	191	978	—
Europe Dynamic Fund	—	—	16	16	—
International Equity Fund	1,360	903	263	2,526	—
International Focus Fund	689	446	218	1,353	—
International Hedged Equity Fund	71	42	— (a)	113	— (a)
International Value Fund	293	156	62	511	2

(a)	Amount rounds to less than one thousand.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2023 were as follows:

April 30, 2023	J.P. Morgan International Equity Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)

Emerging Markets Equity Fund	$139
Emerging Markets Research Enhanced Equity Fund	24
Europe Dynamic Fund	12
International Equity Fund	77
International Focus Fund	20
International Hedged Equity Fund	4
International Value Fund	10
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended April 30, 2023, the amount of these reimbursements were as follows:

Emerging Markets Equity Fund	$1
Emerging Markets Research Enhanced Equity Fund	1
Europe Dynamic Fund	1
International Equity Fund	1
International Focus Fund	1
International Hedged Equity Fund	1
International Value Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended April 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$611,957	$823,763
Emerging Markets Research Enhanced Equity Fund	333,786	949,181
Europe Dynamic Fund	282,892	308,565
International Equity Fund	999,991	1,335,693
International Focus Fund	218,645	226,860
International Hedged Equity Fund	13,597	58,256
International Value Fund	95,370	71,291
During the six months ended April 30, 2023, there were no purchases or sales of U.S. Government securities.

112	J.P. Morgan International Equity Funds	April 30, 2023

5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$7,047,083	$2,181,070	$1,095,148	$1,085,922
Emerging Markets Research Enhanced Equity Fund	2,313,582	279,821	263,006	16,815
Europe Dynamic Fund	552,489	121,933	6,424	115,509
International Equity Fund	3,628,846	1,097,181	83,837	1,013,344
International Focus Fund	1,086,689	285,787	28,479	257,308
International Hedged Equity Fund	115,986	33,215	3,907	29,308
International Value Fund	403,408	69,333	13,800	55,533
At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Markets Equity Fund	$328,713	$—
Emerging Markets Research Enhanced Equity Fund	128,445	66,371
Europe Dynamic Fund	153,878	—
International Equity Fund	72,180	139,835
International Focus Fund	190,446	—
International Hedged Equity Fund	435 *	4,095 *
International Value Fund	54,421	36,889

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
During the year ended October 31, 2022, the following Fund utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
International Hedged Equity Fund	$4,146	$9,123
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II ("JPM II") and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

April 30, 2023	J.P. Morgan International Equity Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended April 30, 2023. Average borrowings from the Facility during the six months ended April 30, 2023 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Equity Fund	$90,610	4.56%	8	$92
Emerging Markets Research Enhanced Equity Fund	53,500	5.16	43	327
International Equity Fund	28,210	4.76	5	18
International Focus Fund	6,504	5.56	4	4
International Hedged Equity Fund	3,836	5.56	1	1
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 9, 2022, the Credit Facility was  amended and restated for a term of 364 days, unless extended, and included a change in the interest associated with any borrowing as mentioned above.
The Funds had no borrowings outstanding from the Credit Facility at April 30, 2023. Average borrowings from the Credit Facility for, or at any time during the six months ended April 30, 2023 were as follows (amounts in thousands, except number of days outstanding):
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Emerging Markets Research Enhanced Equity Fund	$100,000	5.65%	1	$16

7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

114	J.P. Morgan International Equity Funds	April 30, 2023

As of April 30, 2023, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	— %	3	44.7%
Europe Dynamic Fund	3	45.6	1	10.3
International Equity Fund	—	—	1	13.9
International Focus Fund	—	—	3	50.5
International Hedged Equity Fund	—	—	3	63.4
International Value Fund	—	—	1	83.3
As of April 30, 2023, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Research Enhanced Equity Fund	12.2%	25.5%	40.4%
Europe Dynamic Fund	50.4	—	—
International Equity Fund	—	39.4	—
International Focus Fund	14.0	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject each of these Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of April 30, 2023, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:
	Emerging Markets Equity Fund	Emerging Markets Research Enhanced Equity Fund	Europe Dynamic Fund	International Equity Fund	International Focus Fund	International Hedged Equity Fund	International Value Fund
China	23.5%	31.5%	— %	— %	— %	— %	— %
France	—	—	22.5	16.7	14.0	12.4	10.4
Germany	—	—	18.0	—	—	—	—
India	22.8	13.8	—	—	—	—	—
Japan	—	—	—	16.7	—	21.6	18.4
South Korea	—	12.5	—	—	—	—	—
Taiwan	12.9	14.3	—	—	—	—	—
United Kingdom	—	—	12.9	—	—	12.9	13.5
As of April 30, 2023, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds' original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

April 30, 2023	J.P. Morgan International Equity Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The Funds invest in foreign issuers and foreign securities (including depositary receipts) are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile. Emerging Markets Equity Fund and Emerging Markets Research Enhanced Equity Fund each invests a substantial portion of their assets in emerging market countries. These risks are magnified in countries in emerging markets. Emerging market countries typically have less established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable.
In addition, a Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Redemptions in-kind
On April 21, 2022, certain shareholders sold Class R6 Shares of International Focus Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:
Fund	Value	Gain/(Loss)	Type
International Focus Fund	$1,236,430(a )	$280,048	Redemption in-kind

(a)	This amount includes cash of $99,867 associated with the redemption in-kind.

116	J.P. Morgan International Equity Funds	April 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds  (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2022, and continued to hold your shares at the end of the reporting period, April 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,184.80	$6.72	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,181.90	9.41	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,186.60	5.37	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,186.90	4.83	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,183.10	8.34	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R3
Actual	1,000.00	1,184.60	6.99	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R4
Actual	1,000.00	1,186.10	5.64	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class R5
Actual	1,000.00	1,187.20	4.83	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

April 30, 2023	J.P. Morgan International Equity Funds	117

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund (continued)
Class R6
Actual	$1,000.00	$1,187.40	$4.28	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	1,000.00	1,175.00	2.59	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R6
Actual	1,000.00	1,175.50	2.00	0.37
Hypothetical	1,000.00	1,022.96	1.86	0.37
JPMorgan Europe Dynamic Fund
Class A
Actual	1,000.00	1,242.90	6.90	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,239.90	9.61	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,244.60	5.45	0.98
Hypothetical	1,000.00	1,019.94	4.91	0.98
Class L
Actual	1,000.00	1,245.50	4.73	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,246.00	4.12	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan International Equity Fund
Class A
Actual	1,000.00	1,248.80	5.30	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	1,245.40	8.07	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	1,249.80	3.90	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R2
Actual	1,000.00	1,247.30	6.97	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R5
Actual	1,000.00	1,250.50	3.35	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	1,251.60	2.79	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
JPMorgan International Focus Fund
Class A
Actual	1,000.00	1,236.50	5.55	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

118	J.P. Morgan International Equity Funds	April 30, 2023

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Focus Fund (continued)
Class C
Actual	$1,000.00	$1,233.90	$8.31	1.50%
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class I
Actual	1,000.00	1,237.80	4.16	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	1,234.90	7.20	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	1,238.70	3.61	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	1,239.90	3.05	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
JPMorgan International Hedged Equity Fund
Class A
Actual	1,000.00	1,145.60	4.52	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,143.50	7.17	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	1,146.90	3.19	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,148.00	2.40	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,149.10	1.87	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan International Value Fund
Class A
Actual	1,000.00	1,239.30	5.50	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class C
Actual	1,000.00	1,237.20	8.27	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class I
Actual	1,000.00	1,241.50	4.11	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
Class L
Actual	1,000.00	1,241.30	3.61	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R2
Actual	1,000.00	1,237.60	7.16	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R5
Actual	1,000.00	1,242.10	3.61	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

April 30, 2023	J.P. Morgan International Equity Funds	119

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class R6
Actual	$1,000.00	$1,242.10	$3.06	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

120	J.P. Morgan International Equity Funds	April 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

April 30, 2023	J.P. Morgan International Equity Funds	121

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. April 2023.
SAN-INTEQ-423

Semi-Annual Report
J.P. Morgan Tax Aware Funds
April 30, 2023  (Unaudited)
JPMorgan Tax Aware Equity Fund
JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
June 15, 2023 (Unaudited)
Dear Shareholder,
Financial markets largely generated positive returns for the six months ended April 30, 2023, even as rising interest rates, weaker corporate earnings and geopolitical uncertainty weighed on global economic growth. Overall, global equity markets – led by European stocks – generally outperformed bond markets for the reporting period.

“While the effects of rising interest
rates is likely to adversely impact
economic growth in the months
ahead, other factors may aid the
global economic outlook, as energy
prices have trended downward in
recent months and the re-opening of
China’s economy may provide
support for increased global trade.”
— Brian S. Shlissel

While economic growth has slowed in recent quarters, to date, the U.S. has avoided formal entry into a recession. Moreover, inflation has decelerated from last year’s historical highs as energy and electricity prices receded in 2023, allowing the U.S. Federal Reserve in June 2023 to refrain from further raising interest rates for the first time since January 2022, though the central bank stated it may find it necessary to raise rates in the future. The job market in the U.S. remained strong throughout the period as the reported monthly unemployment rate ranged between 3.6% and 3.4% for the six months ended April 30, 2023.
Across Europe, inflationary pressures remained high and both the European Central Bank and the Bank of England continued to raise interest rates during the period. Unemployment across the EU stood at 6%, while the U.K. jobless rate fell to 3.8% in
April 2023. Notably, European equity markets generally outperformed other developed markets during the period, potentially driven by more attractive valuations relative to U.S. companies.
The International Monetary Fund’s (IMF) April 2023 economic outlook warned that global output is likely to decline to 2.8% for 2023, amid weakness in parts of the financial sector, continued inflationary pressures and the ongoing war in Ukraine. Further, the IMF forecast developed market economies to decelerate at a faster pace than emerging market economies.
While the effects of rising interest rates is likely to adversely impact economic growth in the months ahead, other factors may aid the global economic outlook, as energy prices have trended downward in recent months and the re-opening of China’s economy may provide support for increased global trade.  Regardless of the economic backdrop, we believe investors who hold a well-diversified portfolio and a long-term outlook may be better positioned to benefit from opportunities presented by global financial markets. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

April 30, 2023	J.P. Morgan Tax Aware Funds	1

J.P. Morgan Tax Aware Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2023 (Unaudited)
Financial markets largely generated positive returns for the period and completed a rebound from the sell-offs that marked the middle of 2022. Developed markets equity generally outperformed emerging markets equity, while emerging markets debt mostly outperformed developed markets debt.
However, equity markets performance was mixed on a month-to-month basis, even if the overall trend was upward. For the six months ended April 30, 2023, the S&P 500 Index returned 8.63% and the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index returned 6.06%.
Leading central banks continued to raise interest rates throughout the six-month period, though the size of increases narrowed in 2023 as the policy response to inflationary pressure grew less aggressive. Notably, the Bank of Japan maintained its negative interest rate policy amid weak consumption data and marginal economic growth.
While global inflation rates remained elevated during the period, they retreated from the 40-year highs reached in 2022, and price data in the U.S. and the Euro Area indicated a slowing trend. Though inflation in the U.K. declined in the final months of 2022, the U.K. consumer price index rose more than expected in 2023.
Lower energy prices were a leading contributor to declining global inflation in the second half of the period. Following Russia’s invasion of Ukraine in late February 2022, the European Union and the U.K. largely avoided an extended energy crisis by securing alternative sources to Russian natural gas and moved to build up reserves of both natural gas and petroleum ahead of the winter months.
Meanwhile, economic activity and aggregate demand in China accelerated after the country’s leadership lifted strict anti-pandemic policies in late 2022. The rebound in China helped to lift equity prices in China and its leading emerging market trading partners. Additionally, investor expectations that central banks in emerging markets may begin to lower interest rates sooner than in developed markets provided support for emerging markets debt.

2	J.P. Morgan Tax Aware Funds	April 30, 2023

JPMorgan Tax Aware Equity Fund
FUNDS COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.10%
S&P 500 Index	8.63%
Net Assets as of 4/30/2023 (In Thousands)	$852,597
INVESTMENT OBJECTIVE**
The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended April 30, 2023.
The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and industrials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Microsoft Corp. and Meta Platforms Inc. and its underweight position in Tesla Inc. Shares of Microsoft, an information technology conglomerate, rose after the company reported strong results from its cloud computing business and amid a general rebound in large capitalization technology stocks during the period. Shares of Meta Platforms, parent company of Facebook, rose after the company announced job cuts and reported better-than-expected earnings, revenue and advertising sales for the first quarter of 2023. Shares of Tesla, a manufacturer of electric vehicles and advanced batteries, fell after the company reported narrowing profit margins amid investor concerns about price competition among electric vehicle makers.
Leading individual detractors from relative performance included the Fund’s overweight positions in UnitedHealth Group Inc., ConocoPhillips and Norfolk Southern Corp. Shares of UnitedHealth Group, a health insurance provider, fell after U.S. regulators authorized a smaller-than-expected increase in 2024 insurer payments under the Medicare Advantage program. Shares of ConocoPhillips, a petroleum and natural gas exploration and production company, fell as global oil prices fell during the period amid investor expectations for slowing global economic growth. Shares of Norfolk Southern, a freight railroad operator, fell after a company train carrying hazardous chemicals derailed on February 3, 2023, in East Palestine, Ohio.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what the portfolio managers believed to be the companies’ underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.8%
2.	Apple, Inc.	6.0
3.	UnitedHealth Group, Inc.	5.9
4.	Amazon.com, Inc.	4.8
5.	Mastercard, Inc., Class A	4.1
6.	AbbVie, Inc.	3.6
7.	Exxon Mobil Corp.	3.1
8.	NextEra Energy, Inc.	2.9
9.	Alphabet, Inc., Class A	2.7
10.	Meta Platforms, Inc., Class A	2.7

PORTFOLIO COMPOSITION BY SECTOR AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.8%
Health Care	16.7
Financials	13.2
Consumer Discretionary	8.9
Communication Services	8.3
Industrials	7.2
Consumer Staples	6.5
Energy	6.3
Utilities	2.9
Materials	2.6
Short-Term Investments	0.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

April 30, 2023	J.P. Morgan Tax Aware Funds	3

JPMorgan Tax Aware Equity Fund
FUNDS COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Tax Aware Funds	April 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

		6 MONTH			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes*	After Taxes on Distributions*	After Taxes on Distributions and Sale of Fund Shares*	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
With Sales Charge **		3.17%	1.37%	3.06%	(2.43)%	(4.18)%	(0.30)%	10.42%	8.16%	8.11%	11.71%	10.00%	9.44%
Without Sales Charge		8.89	6.99	6.51	2.98	1.14	2.97	11.61	9.33	9.10	12.32	10.60	9.98
CLASS C SHARES	March 22, 2011
With CDSC ***		7.60	5.71	5.74	1.43	(0.35)	2.02	11.05	8.82	8.66	11.87	10.23	9.62
Without CDSC		8.60	6.71	6.33	2.43	0.65	2.61	11.05	8.82	8.66	11.87	10.23	9.62
Class I SHARES	January 30, 1997	9.10	7.16	6.65	3.39	1.46	3.26	12.06	9.68	9.44	12.79	10.97	10.35
Class R6 SHARES	October 01, 2018	9.13	7.18	6.68	3.46	1.50	3.32	12.16	9.76	9.52	12.84	11.01	10.40

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Equity Fund and the S&P 500 Index from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2023	J.P. Morgan Tax Aware Funds	5

JPMorgan Tax Aware Real Return Fund
FUNDS COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	4.92%
Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index	6.06%
Tax Aware Real Return Composite Benchmark **	4.67%
Net Assets as of 4/30/2023 (In Thousands)	$576,254
INVESTMENT OBJECTIVE***
The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares had a positive absolute return and underperformed the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and outperformed the Tax Aware Real Return Composite Benchmark for the six months ended April 30, 2023.
The Fund’s hedge against inflation, which was implemented through the use of swaps contracts, detracted from absolute performance as U.S. inflation levels fell during the period. The Bloomberg Inflation Swap 5-Year Zero Coupon Index returned -1.37% for the period.
Relative to the Benchmark, the Fund’s underweight positions in local general obligation bonds and transportation bonds were leading detractors from performance. The Fund’s allocation to New Jersey state bonds also detracted from relative performance.
The Fund’s longer duration relative to the Benchmark was a leading contributor to performance as municipal bond yields, which generally move in the opposite direction of bond prices, fell during the period. Duration is a measure of the price-sensitivity of a portfolio of bonds to changes in interest rates. The Fund’s overweight allocation to bonds rated single-A and lower, and its underweight allocation to bonds rated AA and higher, also contributed to relative performance as lower quality bonds generally outperformed higher rated bonds. The Fund’s overweight allocation to the education and pre-refunded bond sectors also contributed to relative performance.
HOW WAS THE FUND POSITIONED?
Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its bias to high quality debt securities, as the Fund’s portfolio managers preferred higher quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero coupon inflation linked swaps (“inflation swaps”) to purchase protection against inflation along the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.
During the period, the Fund’s portfolio managers increased the aggregate amount of hedged positions to 85% from 83% at the start of the period.
INVESTMENT APPROACH
The Fund uses inflation swaps in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security of equal maturity.
The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities.  Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.
PORTFOLIO COMPOSITION AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Municipal Bonds	94.8%
Short-Term Investments	5.2

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Tax Aware Funds	April 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The Fund’s Composite Benchmark is determined by adding the return of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Inflation Swap 5 Year Zero Coupon Index.
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

April 30, 2023	J.P. Morgan Tax Aware Funds	7

JPMorgan Tax Aware Real Return Fund
FUNDS COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

		6 MONTH			1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes*	After Taxes on Distributions*	After Taxes on Distributions and Sale of Fund Shares*	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
With Sales Charge **		0.91%	0.90%	1.07%	(3.16)%	(3.18)%	(1.00)%	1.33%	1.31%	1.46%	0.82%	0.79%	1.10%
Without Sales Charge		4.81	4.79	3.40	0.59	0.58	1.26	2.10	2.08	2.06	1.21	1.18	1.40
CLASS C SHARES	August 31, 2005
With CDSC ***		3.56	3.54	2.55	(0.91)	(0.92)	0.17	1.58	1.57	1.55	0.76	0.74	0.97
Without CDSC		4.56	4.54	3.14	0.09	0.08	0.76	1.58	1.57	1.55	0.76	0.74	0.97
Class I SHARES	August 31, 2005	4.92	4.91	3.51	0.95	0.93	1.57	2.37	2.35	2.33	1.48	1.45	1.66
Class R6 SHARES	August 16, 2013	4.98	4.96	3.57	0.95	0.93	1.61	2.45	2.43	2.41	1.57	1.56	1.77

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance  of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Tax Aware Real Return Fund, the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable.
The Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg Inflation Swap 5 Year Zero Coupon Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.
The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower.
Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares, with the exception of returns noted above as returns after taxes.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Tax Aware Funds	April 30, 2023

JPMorgan Tax Aware Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%
Banks — 2.9%
Bank of America Corp.	376	11,005
Wells Fargo & Co.	352	13,992
		24,997
Beverages — 3.8%
Monster Beverage Corp. *	235	13,160
PepsiCo, Inc.	101	19,241
		32,401
Biotechnology — 4.6%
AbbVie, Inc.	205	31,025
Biogen, Inc. *	22	6,724
Regeneron Pharmaceuticals, Inc. *	2	1,363
		39,112
Broadline Retail — 4.8%
Amazon.com, Inc. *	388	40,925
Capital Markets — 2.1%
Morgan Stanley	200	18,009
Chemicals — 2.6%
Linde plc	61	22,338
Commercial Services & Supplies — 2.0%
Waste Connections, Inc.	122	16,921
Consumer Finance — 1.5%
American Express Co.	77	12,464
Consumer Staples Distribution & Retail — 1.6%
Costco Wholesale Corp.	27	13,688
Electric Utilities — 2.9%
NextEra Energy, Inc.	324	24,788
Financial Services — 4.1%
Mastercard, Inc., Class A	92	35,054
Food Products — 0.5%
Mondelez International, Inc., Class A	51	3,909
Ground Transportation — 1.5%
Norfolk Southern Corp.	63	12,812
Health Care Equipment & Supplies — 1.5%
Boston Scientific Corp. *	252	13,144
Health Care Providers & Services — 5.8%
UnitedHealth Group, Inc.	101	49,828
Hotels, Restaurants & Leisure — 3.5%
Booking Holdings, Inc. *	4	9,268
INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
Hilton Worldwide Holdings, Inc.	66	9,476
Yum! Brands, Inc.	77	10,881
		29,625
Industrial Conglomerates — 1.9%
Honeywell International, Inc.	81	16,276
Insurance — 2.6%
Arthur J Gallagher & Co.	14	2,913
Progressive Corp. (The)	140	19,028
		21,941
Interactive Media & Services — 7.6%
Alphabet, Inc., Class A *	217	23,279
Alphabet, Inc., Class C *	168	18,226
Meta Platforms, Inc., Class A *	95	22,869
		64,374
Life Sciences Tools & Services — 2.4%
Danaher Corp.	86	20,315
Machinery — 1.8%
Deere & Co.	41	15,310
Media — 0.6%
Charter Communications, Inc., Class A *	14	5,211
Oil, Gas & Consumable Fuels — 6.3%
ConocoPhillips	222	22,862
Exxon Mobil Corp.	225	26,686
Pioneer Natural Resources Co.	20	4,286
		53,834
Personal Care Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	21	5,255
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co.	128	8,533
Eli Lilly & Co.	29	11,462
		19,995
Semiconductors & Semiconductor Equipment — 10.0%
Advanced Micro Devices, Inc. *	83	7,382
Analog Devices, Inc.	60	10,775
ASML Holding NV (Registered), NYRS (Netherlands)	8	4,904
NVIDIA Corp.	78	21,755
NXP Semiconductors NV (China)	122	19,943
Texas Instruments, Inc.	122	20,499
		85,258
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	9

JPMorgan Tax Aware Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 10.8%
Microsoft Corp.	299	91,982
Specialty Retail — 0.6%
AutoZone, Inc. *	2	5,265
Technology Hardware, Storage & Peripherals — 6.0%
Apple, Inc.	303	51,387
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc. *	8	1,144
Total Common Stocks (Cost $326,456)		847,562
Short-Term Investments — 0.6%
Investment Companies — 0.6%
JPMorgan Prime Money Market Fund Class IM Shares, 4.95% (a) (b) (Cost $4,882)	4,880	4,881
Total Investments — 100.0% (Cost $331,338)		852,443
Other Assets Less Liabilities — 0.0% ^		154
NET ASSETS — 100.0%		852,597

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Tax Aware Funds	April 30, 2023

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 93.0% (a)
Alabama — 3.4%
Alabama Public School and College Authority Series 2016-A, Rev., 4.00%, 6/1/2031	35	36
Black Belt Energy Gas District
Series 2022C-1, Rev., 5.25%, 6/1/2028	1,530	1,623
Series 2022C-1, Rev., 5.25%, 12/1/2028	1,275	1,358
Black Belt Energy Gas District, Gas Project Series 2022C-1, Rev., 5.25%, 2/1/2053 (b)	5,000	5,312
Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2052 (b)	1,615	1,565
Southeast Energy Authority A Cooperative District
Series 2022A-1, Rev., 5.50%, 1/1/2053 (b)	1,000	1,080
Series 2022B-1, Rev., 5.00%, 5/1/2053 (b)	4,685	4,882
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (b)	3,825	3,794
Total Alabama		19,650
Alaska — 0.0% ^
Borough of Matanuska-Susitna, Goose Creek Correctional Center Project Series 2016, Rev., 5.00%, 9/1/2024	15	15
Arizona — 1.2%
Arizona Industrial Development Authority
Series 2023, Rev., 5.00%, 7/1/2038 (c)	250	243
Series 2023, Rev., 5.25%, 7/1/2043 (c)	250	244
Arizona Industrial Development Authority, Doral Academy of Northern Nevada Series 2021A, Rev., 4.00%, 7/15/2036 (c)	275	244
Arizona Industrial Development Authority, Macombs Facility Project Series 2021A, Rev., 4.00%, 7/1/2041	135	120
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project Series 2022A, Rev., 4.50%, 7/15/2029 (c)	150	146
City of Phoenix Series 2022, GO, 5.00%, 7/1/2031	1,500	1,779
City of Phoenix Civic Improvement Corp., Senior Lien Series 2018, Rev., AMT, 5.00%, 7/1/2030	1,475	1,593
City of San Luis Series 2017A, Rev., AGM, 5.00%, 7/1/2025	50	52
City of Sedona, Excise Tax Series 2022, Rev., 5.00%, 7/1/2031	175	206
County of Pima Series 2014, Rev., 3.00%, 7/1/2023	5	5
Industrial Development Authority of the County of Pima (The), La Posada at Pusch Ridge Project Series 2022B-3, Rev., 5.13%, 11/15/2029 (c)	500	494
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
Maricopa County Elementary School District No. 92-Pendergast Elementary Series 2023B, GO, 5.00%, 7/1/2035	375	438
Maricopa County Unified School District No. 60 Higley
Series 2023, COP, AGM, 5.00%, 6/1/2037	170	189
Series 2023, COP, AGM, 5.00%, 6/1/2038	250	276
Maricopa County Unified School District No. 69 Paradise Valley Series 2022 D, GO, 5.00%, 7/1/2035	425	497
Pima County Unified School District No. 16 Catalina Foothills, School Improvement Projects Series 2018 B, GO, 5.00%, 7/1/2028	10	11
Pinal County Electric District No. 3 Series 2016, Rev., 4.00%, 7/1/2034	150	154
Salt River Project Agricultural Improvement & Power District, Electric System Series 2017A, Rev., 5.00%, 1/1/2028	185	206
Town of Queen Creek, Excise Tax Series 2016, Rev., 5.00%, 8/1/2029	10	11
Total Arizona		6,908
Arkansas — 0.2%
City of Fort Smith, Water and Sewer Series 2018, Rev., 5.00%, 10/1/2027	1,305	1,414
City of Springdale Public Facilities Board Hospital, Arkansas Children's Northwest Project Series 2016, Rev., 5.00%, 3/1/2030	10	11
Total Arkansas		1,425
California — 12.7%
Briggs Elementary School District, Election of 2014 Series 2014 B, GO, 4.00%, 8/1/2030	5	5
California Community Choice Financing Authority, Clean Energy Project Series 2021B-1, Rev., 4.00%, 2/1/2052 (b)	12,200	12,305
California Enterprise Development Authority, Riverside County, Rocketship Public Schools- Obligated Group No. 2
Series 2022A, Rev., 4.00%, 6/1/2031 (c)	250	228
Series 2022A, Rev., 4.00%, 6/1/2042 (c)	550	440
California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	1,000	1,006
California Health Facilities Financing Authority, Sutter Health Series 2016B, Rev., 4.00%, 11/15/2038	3,740	3,696
California Municipal Finance Authority, Lutheran University
Series 2018, Rev., 5.00%, 10/1/2029	225	240
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	11

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
Series 2018, Rev., 5.00%, 10/1/2030	225	240
Series 2018, Rev., 5.00%, 10/1/2031	225	239
California Municipal Finance Authority, Mount San Antonio Garden Series 2022B1, Rev., 2.75%, 11/15/2027	100	90
California Pollution Control Financing Authority, Poseidon Resources Channelside LP Desalination Project Series 2023, Rev., AMT, 5.00%, 7/1/2036 (c)	500	524
California Public Finance Authority, Enso Village Project
Series 2021B-3, Rev., 2.13%, 11/15/2027 (c)	150	142
Series 2021B-2, Rev., 2.38%, 11/15/2028 (c)	260	245
Series 2021B-1, Rev., 3.13%, 5/15/2029 (c)	100	92
Series 2021A, Rev., 5.00%, 11/15/2036 (c)	100	96
Series 2021A, Rev., 5.00%, 11/15/2046 (c)	200	175
City of Los Angeles Department of Airports Series 2020A, Rev., 5.00%, 5/15/2025	150	157
City of Los Angeles, Department of Water and Power, Power System
Series 2014B, Rev., 5.00%, 7/1/2031	2,100	2,130
Series 2014B, Rev., 5.00%, 7/1/2032	1,925	1,952
Series 2014D, Rev., 5.00%, 7/1/2032	3,300	3,379
Series 2017A, Rev., 5.00%, 7/1/2034	710	773
Series 2019 C, Rev., 5.00%, 7/1/2034	5	6
City of Santa Rosa, Wastewater Series 2002B, Rev., AGM-CR, AMBAC, Zero Coupon, 9/1/2023	4,750	4,701
Contra Costa County Public Financing Authority Series 2021B, Rev., 5.00%, 6/1/2036	690	803
County of San Bernardino, Arrowhead Project Series 2019 A, COP, 5.00%, 10/1/2026	200	216
CSCDA Community Improvement Authority, Essential Housing, Orange Portfolio Series 2021A-1, Rev., 2.80%, 3/1/2047 (c)	1,500	1,122
CSCDA Community Improvement Authority, Essential Housing, Pasadena Portfolio Series 2021A-1, Rev., 2.65%, 12/1/2046 (c)	200	152
CSCDA Community Improvement Authority, Essential Housing, Senior Lien Series 2021A-1, Rev., 2.45%, 2/1/2047 (c)	1,420	1,066
Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2034 (d)	4,950	5,183
Lompoc Valley Medical Center Series 2014, GO, 5.00%, 8/1/2024	15	15
Los Angeles Community College District, Election of 2008 Series G, GO, 4.00%, 8/1/2024 (d)	145	147
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued
Los Angeles County Public Works Financing Authority Series 2020A, Rev., 5.00%, 12/1/2034	3,700	4,353
Mission Viejo Community Development Financing Authority Series 2016, Rev., 4.00%, 5/1/2026	135	140
Ontario Public Financing Authority, Civic Center Improvements
Series 2022A, Rev., AGM, 5.00%, 11/1/2027	90	99
Series 2022A, Rev., AGM, 5.00%, 11/1/2029	100	115
Series 2022A, Rev., AGM, 5.00%, 11/1/2030	140	165
Orange County Community Facilities District
Series A, 5.00%, 8/15/2037	100	106
Series A, 5.00%, 8/15/2042	200	207
River Islands Public Financing Authority,Community of Facilities District No. 2003-1 Series 2022A-1, AGM, 4.00%, 9/1/2037	250	256
Sacramento Municipal Utility District, Financing Authority, Cosumnes Project Series 2015, Rev., 5.00%, 7/1/2028	1,290	1,364
San Francisco Bay Area Rapid Transit District, Sales Tax Series 2015A, Rev., 5.00%, 7/1/2026	125	132
San Francisco City and County, Airport Commission, San Francisco International Airport Series 2019A, Rev., AMT, 5.00%, 5/1/2034	25	27
San Marcos Redevelopment Agency Successor Agency Series 2018, Rev., 5.00%, 10/1/2026	100	108
San Mateo Foster City School District Series 2020B, GO, 4.00%, 8/1/2048	800	801
South Placer Wastewater Authority Series 2017, Rev., 5.00%, 11/1/2024	10	10
South San Francisco Public Facilities Financing Authority
Series 2022A, Rev., 5.00%, 6/1/2035	185	210
Series 2022A, Rev., 5.00%, 6/1/2036	215	242
State of California
Series 2021, GO, 4.00%, 10/1/2027	410	434
GO, 5.00%, 10/1/2032	7,000	8,341
State of California, Various Purpose
Series 2018 A, GO, 5.00%, 8/1/2030	5,370	5,594
GO, 5.00%, 11/1/2037	5,000	5,827
Vista Unified School District
Series 2022B, GO, 5.00%, 8/1/2033	365	430
Series 2022B, GO, 5.00%, 8/1/2034	1,225	1,440
Series 2022B, GO, 5.00%, 8/1/2035	1,150	1,339
Westminster School District Series 2016, GO, 5.00%, 8/1/2030	5	5
Total California		73,310
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Tax Aware Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Colorado — 3.0%
Arapahoe County School District No. 5 Cherry Creek Series 2021, GO, 5.00%, 12/15/2037	425	481
Arapahoe County Water and Wastewater Authority Series 2019, Rev., 4.00%, 12/1/2039	1,150	1,159
City and County of Denver, Airport System
Series 2022 D, Rev., AMT, 5.50%, 11/15/2032	2,250	2,675
Series 2022A, Rev., AMT, 5.50%, 11/15/2042	5,000	5,597
City of Greeley Series 2019, COP, 4.00%, 12/1/2034	10	11
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project
Series 2021, Rev., 4.00%, 5/1/2026	30	30
Series 2021, Rev., 4.00%, 5/1/2028	35	34
Series 2021, Rev., 4.00%, 5/1/2030	35	34
Series 2018, Rev., 4.00%, 5/1/2036	85	79
Denver Health and Hospital Authority Series 2019A, Rev., 4.00%, 12/1/2037	1,000	928
Dominion Water and Sanitation District Series 2022, Rev., 5.25%, 12/1/2032	500	497
Jefferson County School District R-1 Series 2018, GO, 5.00%, 12/15/2035	515	572
Rampart Range Metropolitan District No. 5 Series 2021, Rev., 4.00%, 12/1/2036	500	421
Reunion Metropolitan District Series 2021A, Rev., 3.63%, 12/1/2044	491	360
State of Colorado
Series 2021A, COP, 5.00%, 12/15/2028	1,800	2,026
Series 2020 A, COP, 4.00%, 12/15/2034	25	26
Third Creek Metropolitan District No. 1 Series 2022A-1, GO, 4.50%, 12/1/2037	825	706
Waterview II Metropolitan District Series 2022A, GO, 4.50%, 12/1/2031	525	479
Windler Public Improvement Authority, Limited Tax
Series 2021A-1, Rev., 4.00%, 12/1/2036	885	671
Series 2021A-1, Rev., 4.00%, 12/1/2041	750	518
Total Colorado		17,304
Connecticut — 1.0%
Stamford Housing Authority, The Dogwoods Project Series 2022, Rev., BAN, Zero Coupon, 12/1/2027 (c)	1,000	1,031
State of Connecticut, Special Tax Transportation Infrastructure Purposes
Series 2022A, Rev., 5.00%, 7/1/2031	1,250	1,480
Series 2022B, Rev., 5.00%, 7/1/2031	2,500	2,959
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — continued
Town of Southington Series 2020C, GO, 5.00%, 6/1/2028	5	6
Town of Stafford Series 2012, GO, 3.00%, 8/1/2026	10	10
Total Connecticut		5,486
District of Columbia — 1.8%
District of Columbia
Series 2017A, GO, 5.00%, 6/1/2029	290	320
Series 2017A, GO, 5.00%, 6/1/2030	400	441
Series 2017A, GO, 5.00%, 6/1/2031	600	660
District of Columbia, Gallaudet University Project
Series 2021A, Rev., 4.00%, 4/1/2033	160	166
Series 2021A, Rev., 4.00%, 4/1/2034	165	171
Series 2021A, Rev., 4.00%, 4/1/2035	200	204
Series 2021A, Rev., 4.00%, 4/1/2036	200	201
Metropolitan Washington Airports Authority Aviation
Series 2021A, Rev., AMT, 5.00%, 10/1/2028	3,000	3,274
Series 2020 A, Rev., AMT, 5.00%, 10/1/2032	3,000	3,336
Series 2021A, Rev., AMT, 4.00%, 10/1/2039	1,590	1,569
Metropolitan Washington Airports Authority Dulles Toll Road Series 2019A, Rev., 5.00%, 10/1/2036	270	289
Total District of Columbia		10,631
Florida — 3.3%
Capital Trust Agency, Inc., Legends Academy Project Series 2021A, Rev., 5.00%, 12/1/2045 (c)	175	143
Capital Trust Agency, Inc., Sustainability Bonds -The Marie Series 2021, Rev., 4.00%, 6/15/2031 (c)	100	91
City of Jacksonville Series 2022A, Rev., 5.00%, 10/1/2029	205	235
City of Pompano Beach, John Knox Village Project
Series 2020, Rev., 3.50%, 9/1/2030	1,900	1,693
Series 2020, Rev., 3.50%, 9/1/2035	2,250	1,844
Series A, Rev., 4.00%, 9/1/2041	115	90
Florida Atlantic University Finance Corp., Student Housing Project Series 2019B, Rev., 5.00%, 7/1/2029	250	282
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects Series 2022B, Rev., 5.00%, 7/1/2031	165	172
Florida Development Finance Corp., IDEA Florida, Inc., Jacksonville IV Project Series 2021, Rev., 5.25%, 6/15/2029 (c)	100	99
Florida Development Finance Corp., Mater Academy Project
Series 2022A, Rev., 5.00%, 6/15/2028	180	187
Series 2022A, Rev., 5.00%, 6/15/2031	260	269
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	13

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Florida Development Finance Corp., Mayflower Retirement Community
Series 2021A, Rev., 4.00%, 6/1/2029 (c)	1,375	1,223
Series 2021A, Rev., 4.00%, 6/1/2030 (c)	1,435	1,250
Series 2021A, Rev., 4.00%, 6/1/2031 (c)	1,395	1,192
Series 2021A, Rev., 4.00%, 6/1/2036 (c)	2,105	1,643
Florida Development Finance Corp., Mayflower Retirement Community Project
Series 2021B2, Rev., 1.75%, 6/1/2026 (c)	100	97
Series 2021B-1, Rev., 2.38%, 6/1/2027 (c)	100	97
Florida Higher Educational Facilities Financial Authority, Rollins College Project Series 2020A, Rev., 4.00%, 12/1/2037	1,590	1,575
JEA Electric System Series 2017B, Rev., 5.00%, 10/1/2033	4,000	4,348
Lee County Industrial Development Authority, Cypress Cove at Healthpark Florida, Inc., Project Series 2022B2, Rev., 3.25%, 10/1/2026	1,500	1,429
Middleton Community Development District A Series 2022, Rev., 5.20%, 5/1/2027	225	227
Palm Beach County Health Facilities Authority, Jupiter Medical Center Projects Series 2022A, Rev., 5.00%, 11/1/2028	150	160
Palm Beach County Health Facilities Authority, Toby and Leon Cooperman Sinai Series 2022, Rev., 4.00%, 6/1/2041	500	388
St. Johns County Industrial Development Authority, Vicar's Landing Project Series 2021A, Rev., 4.00%, 12/15/2029	225	207
University of Central Florida Housing Facility Series 2021A, Rev., 5.00%, 10/1/2024	50	51
Wildwood Utility Dependent District Series 2021, Rev., 5.00%, 10/1/2030	125	144
Total Florida		19,136
Georgia — 2.4%
Albany-Dougherty Inner City Authority, Albany State University Projects Series 2020, Rev., 5.00%, 7/1/2032	1,000	1,143
Brookhaven Urban Redevelopment Agency Series 2023A, Rev., 5.00%, 7/1/2040	2,920	3,398
Cherokee County Water & Sewer Authority Series 2023, Rev., 5.00%, 8/1/2037 (e)	135	158
City of Atlanta Series 2021 C, Rev., AMT, 5.00%, 7/1/2029	1,160	1,278
Clayton County Development Authority, Clayton State University Project
Series 2021, Rev., 5.00%, 7/1/2026	50	53
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued
Series 2021, Rev., 5.00%, 7/1/2028	125	138
Columbia County School District
Series 2023, GO, 5.00%, 10/1/2035	210	252
Series 2023, GO, 5.00%, 4/1/2036	700	834
Series 2023, GO, 5.00%, 10/1/2036	160	190
Development Authority of Monroe County (The) Series 2009, Rev., 3.88%, 10/1/2048 (b)	1,250	1,256
Georgia Ports Authority Series 2022, Rev., 4.00%, 7/1/2052	1,500	1,458
Lee County School District Series 2022, GO, 5.00%, 2/1/2030	325	362
Main Street Natural Gas, Inc., Gas Supply
Series 2021A, Rev., 4.00%, 7/1/2052 (b)	1,000	1,004
Series 2022B, Rev., 5.00%, 12/1/2052 (b)	1,300	1,364
Polk School District, Sales Tax Series 2018, GO, 5.00%, 3/1/2025	225	234
Savannah Economic Development Authority, University Project
Series 2021B, Rev., 5.00%, 6/15/2027	95	102
Series 2021B, Rev., 5.00%, 6/15/2030	340	390
State of Georgia Series 2015A, GO, 5.00%, 2/1/2025	130	135
Total Georgia		13,749
Illinois — 4.8%
City of Chicago, Second Lien Waterworks Project Series 2021, Rev., 5.00%, 11/1/2029	1,000	1,021
Cook County Community Consolidated School District No. 15 Palatine Series 2013, GO, 5.00%, 12/1/2038	500	566
Illinois Finance Authority, Depaul College Prep Project Series 2023A, Rev., 4.50%, 8/1/2033 (c)	775	769
Illinois Finance Authority, Northwestern Memorial Healthcare Series 2021B, Rev., VRDO, LIQ : Royal Bank of Canada, 2.70%, 7/15/2055 (b)	600	600
Illinois Finance Authority, Plymouth Place, Inc.
Series 2022B-3, Rev., 4.75%, 11/15/2027	200	199
Series 2022B-2, Rev., 5.25%, 11/15/2027	200	200
Series 2022B-1, Rev., 6.00%, 11/15/2027	100	100
Illinois Finance Authority, Smith Crossing
Series 2022, Rev., 4.00%, 10/15/2025	295	287
Series 2022, Rev., 4.00%, 10/15/2029	150	138
Series 2022, Rev., 4.00%, 10/15/2030	100	91
Series 2022, Rev., 4.00%, 10/15/2031	135	121
Illinois State Toll Highway Authority Series 2023A, Rev., 5.00%, 1/1/2042 (e)	1,000	1,112
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Tax Aware Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
Northern Illinois University, Auxiliary Facilities System
Series 2021, Rev., 5.00%, 10/1/2026	250	263
Series 2021A, Rev., 5.00%, 10/1/2027	325	347
Series 2022, Rev., 5.00%, 10/1/2028	325	352
Regional Transportation Authority Series 2002A, Rev., NATL -RE, 6.00%, 7/1/2024	750	772
State of Illinois
Series 2017D, GO, 5.00%, 11/1/2025	5,000	5,185
Series 2017D, GO, 5.00%, 11/1/2028	1,350	1,449
Series 2018A, GO, 5.00%, 10/1/2030	2,000	2,168
Series 2022A, GO, 5.00%, 3/1/2033	6,000	6,735
Series 2021B, GO, 5.00%, 12/1/2033	1,000	1,115
Series 2023B, GO, 5.00%, 5/1/2034 (e)	2,000	2,240
Series 2021A, GO, 4.00%, 3/1/2038	1,000	981
Series 2021A, GO, 4.00%, 3/1/2039	1,000	973
Total Illinois		27,784
Indiana — 1.7%
Avon Community School Building Corp. Series 2020, Rev., 4.00%, 7/15/2035	25	26
Carmel Local Public Improvement Bond Bank Series 2021 A, Rev., 4.00%, 7/15/2037	25	25
City of Valparaiso Series 2021, Rev., 5.38%, 12/1/2041 (c)	200	154
Fort Wayne Community School Building Corp. Series 2022, Rev., 5.00%, 7/15/2038	650	736
Fort Wayne Redevelopment Authority, Harrison Square Project Series 2014, Rev., 5.00%, 2/1/2026	1,000	1,012
Indiana Finance Authority, DePauw University Projects
Series 2022A, Rev., 5.00%, 7/1/2027	200	210
Series 2022A, Rev., 5.00%, 7/1/2029	200	215
Series 2022A, Rev., 5.00%, 7/1/2030	230	248
Series 2021-1, Rev., 5.00%, 10/1/2030	380	444
Series 2022A, Rev., 5.00%, 7/1/2031	230	250
Series 2022A, Rev., 5.00%, 7/1/2032	230	251
Indiana Finance Authority, Rose-Hulman Institute of Technology Project Series 2021, Rev., 5.00%, 6/1/2029	125	139
Indiana Housing and Community Development Authority, Vita of New Whiteland Project Series 2022, Rev., 6.75%, 1/1/2043	2,000	1,985
Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2013D, Rev., 5.00%, 1/1/2026	4,050	4,056
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued
Lake Ridge School Building Corp., First Mortgage Series 2016, Rev., 4.00%, 7/15/2028	25	25
Marion High School Building Corp. Series 2019, Rev., 4.00%, 7/15/2027	250	260
Total Indiana		10,036
Iowa — 0.0% ^
Iowa Finance Authority, State Revolving Fund Series 2016, Rev., 5.00%, 8/1/2032	20	21
Kansas — 0.1%
City of Topeka, Brewster Place Series 2022B, Rev., 5.13%, 12/1/2026	250	248
City of Wichita Series 2013B, Rev., 4.00%, 10/1/2026	125	130
Total Kansas		378
Kentucky — 1.9%
City of Henderson, Pratt Paper LLC Project
Series 2022B, Rev., AMT, 3.70%, 1/1/2032 (c)	440	419
Series 2022B, Rev., AMT, 4.45%, 1/1/2042 (c)	500	468
County of Boone, Duke Energy Kentucky, Inc. Series 2008A, Rev., 3.70%, 8/1/2027	740	734
County of Carroll, Kentucky Environmental Facilities
Series 2008A, Rev., AMT, 2.00%, 2/1/2032	1,055	875
Series 2006 B, Rev., AMT, 2.13%, 10/1/2034	1,000	799
Kentucky Bond Development Corp., Centre College Series 2021, Rev., 4.00%, 6/1/2029	160	169
Kentucky Public Energy Authority, Gas Supply Series 2022A-1, Rev., 4.00%, 8/1/2052 (b)	7,265	7,203
Total Kentucky		10,667
Louisiana — 1.0%
City of Alexandria, Utilities Series 2013A, Rev., 5.00%, 5/1/2023 (d)	1,250	1,250
Lafayette Public Power Authority Series 2015, Rev., 5.00%, 11/1/2025	15	16
Livingston Parish School Board Sales and Use Tax Series 2021 A, Rev., 4.00%, 5/1/2027	25	26
Louisiana Local Government Environmental Facilities and Community Development Authority, Bossier City Project Series 2017, Rev., 5.00%, 10/1/2027	25	27
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project
Series 2020A, Rev., 5.00%, 5/15/2036	675	731
Series 2020A, Rev., 5.00%, 5/15/2037	65	70
Louisiana Public Facilities Authority, School Master Project Series 2021A, Rev., 4.00%, 6/1/2031 (c)	290	267
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	15

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Louisiana — continued
Parish of St. John the Baptist, Marathon Oil Corp., Project Series 2017A-1, Rev., 4.05%, 6/1/2037 (b)	3,500	3,481
St. Tammany Parish Hospital Service District No. 1 Series 2018 A, Rev., 5.00%, 7/1/2032	15	16
State of Louisiana, State Highway Improvement Series 2013-A, Rev., 5.00%, 6/15/2023	40	40
Terrebonne Parish Recreation District No. 5 Series 2022, GO, 5.00%, 3/1/2027	20	22
Total Louisiana		5,946
Maine — 0.3%
Maine Municipal Bond Bank
Series 2022A, Rev., 5.00%, 11/1/2033	800	961
Series 2022A, Rev., 5.00%, 11/1/2034	700	833
Total Maine		1,794
Maryland — 1.2%
County of Howard Series 2019 B, GO, 5.00%, 8/15/2027	15	17
County of Howard, Consol Public Improvement Project Series 2021 A, GO, 5.00%, 8/15/2024	2,370	2,431
County of Montgomery, Consolidated Public Improvements Series 2016 A, GO, 4.00%, 12/1/2033	5	5
Maryland Economic Development Corp.
Series 2022A, Rev., 5.25%, 7/1/2029	295	319
Series 2022A, Rev., 5.25%, 7/1/2030	670	731
Maryland Health and Higher Educational Facilities Authority, Stevenson University Issue
Series 2021A, Rev., 5.00%, 6/1/2030	395	431
Series 2021A, Rev., 5.00%, 6/1/2032	450	493
Series 2021A, Rev., 4.00%, 6/1/2038	790	762
State of Maryland Series 2021A, GO, 4.00%, 8/1/2036	590	628
State of Maryland Department of Transportation Series 2019, Rev., 5.00%, 10/1/2027	450	498
Washington Suburban Sanitary Commission Series 2017, Rev., GTD, 5.00%, 6/15/2029	395	434
Total Maryland		6,749
Massachusetts — 0.9%
Commonwealth of Massachusetts Series 2018 B, GO, 5.00%, 1/1/2030	1,415	1,575
Massachusetts Development Finance Agency, Boston Medical Center Issue
Series 2023G, Rev., 5.25%, 7/1/2048	1,000	1,067
Series 2023G, Rev., 4.38%, 7/1/2052	700	678
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued
Massachusetts Development Finance Agency, Salem Community Corp.
Series 2022, Rev., 5.00%, 1/1/2026	290	287
Series 2022, Rev., 5.00%, 1/1/2027	300	295
Series 2022, Rev., 5.00%, 1/1/2028	265	259
Series 2022, Rev., 5.00%, 1/1/2029	500	486
Series 2022, Rev., 5.00%, 1/1/2030	230	223
Series 2022, Rev., 5.00%, 1/1/2031	245	236
Series 2022, Rev., 5.13%, 1/1/2040	100	91
Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue Series 2021G, Rev., 5.00%, 7/1/2036	200	216
Total Massachusetts		5,413
Michigan — 0.3%
Avondale School District Series 2017, GO, Q-SBLF, 5.00%, 11/1/2027	15	16
City of Detroit, Unlimited Tax Series 2021A, GO, 5.00%, 4/1/2037	400	410
Eastern Michigan University, Board of Regents Series 2017A, Rev., 5.00%, 3/1/2033	1,000	1,070
Lakeview School District, School Building and Site Series 2016, GO, Q-SBLF, 5.00%, 5/1/2028	10	11
Michigan Finance Authority, Lawrence Technological University Obligated Group
Series 2022, Rev., 4.00%, 2/1/2027	45	44
Series 2022, Rev., 4.00%, 2/1/2032	95	90
Michigan Strategic Fund, Graphic Packaging International LLC, Coated Recycled Board Machine Project Series 2021, Rev., AMT, 4.00%, 10/1/2061 (b)	125	124
Onekama Consolidated Schools Series 2016, GO, AGM, 4.00%, 5/1/2025	15	15
Watervliet Public Schools, School Building and Site Series 2014, GO, Q-SBLF, 5.00%, 5/1/2025	10	10
Wayne-Westland Community Schools Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	10	11
Total Michigan		1,801
Minnesota — 0.9%
Chisholm Independent School District No. 695 Series 2023A, GO, Zero Coupon, 2/1/2039	600	303
Duluth Economic Development Authority, Benedictine Health System
Series 2021A, Rev., 3.00%, 7/1/2025	100	96
Series 2021A, Rev., 3.00%, 7/1/2026	180	170
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Tax Aware Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Minnesota — continued
Minnesota Higher Education Facilities Authority, University of St. Thomas
Series 2022A, Rev., 5.00%, 10/1/2025	170	177
Series 2022A, Rev., 5.00%, 10/1/2026	100	106
Series 2022A, Rev., 5.00%, 10/1/2027	275	299
Series 2022A, Rev., 5.00%, 10/1/2028	290	321
Series 2022B, Rev., 5.00%, 10/1/2028	655	724
Series 2022A, Rev., 5.00%, 10/1/2029	315	354
Series 2022A, Rev., 5.00%, 10/1/2030	225	256
Series 2022A, Rev., 5.00%, 10/1/2031	350	395
Series 2022A, Rev., 5.00%, 10/1/2032	245	276
Minnesota Municipal Gas Agency Series 2022A, Rev., LIQ : Royal Bank of Canada, 4.00%, 12/1/2027	1,435	1,461
Moorhead Independent School District No. 152 Series 2020A, GO, 4.00%, 2/1/2028	10	11
Total Minnesota		4,949
Mississippi — 1.4%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project Series 2009G, Rev., VRDO, 2.70%, 12/1/2030 (b)	8,000	8,000
Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, Lake Regional Health System
Series 2021, Rev., 5.00%, 2/15/2030	670	725
Series 2021, Rev., 5.00%, 2/15/2031	705	768
Series 2021, Rev., 5.00%, 2/15/2032	500	545
Series 2021, Rev., 5.00%, 2/15/2033	500	544
Series 2021, Rev., 4.00%, 2/15/2034	400	402
Industrial Development Authority of the City of St Louis Missouri (The), St. Louis Innovation District Series 2022, Rev., 5.00%, 5/15/2041	400	396
Total Missouri		3,380
Montana — 0.2%
Montana State Board of Regents, The University of Montana Series 2019B, Rev., 5.00%, 11/15/2028	1,000	1,127
Silver Bow County School District No. 1 Series 2019, GO, 5.00%, 7/1/2029	5	6
Total Montana		1,133
Nebraska — 2.3%
Central Plains Energy Project, Gas Project No. 3 Series 2017A, Rev., 5.00%, 9/1/2042	2,550	2,656
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nebraska — continued
Central Plains Energy Project, Gas Project No. 4 Series 2018 A, Rev., 5.00%, 3/1/2050 (b)	10,260	10,335
Lancaster County School District 001 Series 2020, GO, 5.00%, 1/15/2026	110	116
Total Nebraska		13,107
Nevada — 0.2%
County of Clark, Nevada Improvement District No. 158 Series 2017, 5.00%, 8/1/2034	10	11
County of Clark, Southern California Edison Co. Series 2008A, Rev., 2.10%, 6/1/2031	1,215	1,010
Total Nevada		1,021
New Hampshire — 0.1%
New Hampshire Business Finance Authority, St. Luke's Hospital Obligated Group Series 2021B, Rev., 5.00%, 8/15/2035	650	709
New Jersey — 4.2%
Borough of Bergenfield Series 2022, GO, 4.00%, 8/1/2036	1,420	1,463
Camden County Improvement Authority (The) Series 2022, Rev., GTD, 5.00%, 1/15/2037	300	343
Camden County Improvement Authority (The), Camden Prep High School Project
Series 2022, Rev., 4.00%, 7/15/2027 (c)	215	213
Series 2022, Rev., 5.00%, 7/15/2032 (c)	285	303
Series 2022, Rev., 5.00%, 7/15/2042 (c)	585	592
Camden County Improvement Authority (The), Kipp Cooper Norcross Academy Project Rev., 6.00%, 6/15/2042	525	568
County of Morris Series 2019, GO, 3.00%, 2/1/2030	20	20
New Jersey Economic Development Authority Series 2023 RRR, Rev., 5.00%, 3/1/2026	4,500	4,714
New Jersey Economic Development Authority, School Facilities Construction Series 2014PP, Rev., 5.00%, 6/15/2029 (d)	5,000	5,107
New Jersey Transportation Trust Fund Authority Series 2020 AA, Rev., 4.00%, 6/15/2045	1,100	1,059
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series 2018 A, Rev., 5.00%, 6/15/2028	3,000	3,170
New Jersey Transportation Trust Fund Authority, Transportation Program
Series 2013AA, Rev., 5.00%, 6/15/2036	2,500	2,504
Series 2020 AA, Rev., 5.00%, 6/15/2050	1,000	1,057
New Jersey Turnpike Authority Series 2017B, Rev., 4.00%, 1/1/2035	5	5
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	17

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New Jersey — continued
Northvale School District Series 2022, GO, 4.00%, 8/1/2038	35	35
Tobacco Settlement Financing Corp. Series 2018A, Rev., 5.00%, 6/1/2027	2,800	3,008
Total New Jersey		24,161
New Mexico — 0.7%
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval County Series 2023A, GO, 5.00%, 8/1/2024 (e)	750	766
Loving Municipal School District No. 10
Series 2022, GO, 5.00%, 9/15/2023	700	704
Series 2022, GO, 5.00%, 9/15/2024	430	441
Series 2022, GO, 5.00%, 9/15/2025	300	314
Series 2022, GO, 5.00%, 9/15/2026	360	386
Series 2022, GO, 5.00%, 9/15/2027	340	372
Series 2022, GO, 5.00%, 9/15/2028	300	328
State of New Mexico Series 2021, GO, 5.00%, 3/1/2031	755	893
Total New Mexico		4,204
New York — 16.4%
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc.
Series 2021, Rev., 4.00%, 7/1/2031	100	92
Series 2021, Rev., 4.00%, 7/1/2036	160	137
Build NYC Resource Corp., Kipp NYC Public School Facilities-Canal West Project
Series 2022, Rev., 5.00%, 7/1/2030	510	553
Series 2022, Rev., 5.00%, 7/1/2034	210	228
Build NYC Resource Corp., New World Preparatory Charter School Project
Series 2021A, Rev., 4.00%, 6/15/2031 (c)	150	140
Series 2021A, Rev., 4.00%, 6/15/2051 (c)	225	168
City of New York
Series 2021A-1, GO, 4.00%, 8/1/2034	150	160
Series 2021F, Subseries F-1, GO, 5.00%, 3/1/2036	1,000	1,145
Series F, Subseries F-1, GO, 5.00%, 3/1/2037	2,000	2,268
Series 2023E, GO, 4.00%, 4/1/2042	1,930	1,917
Series 2023E, GO, 4.00%, 4/1/2045	2,000	1,972
City of New York, Fiscal Year 2018 Series 2018-1, GO, 5.00%, 8/1/2030	20	22
City of New York, Fiscal Year 2023 Series 2023A, Subseries A-3, GO, LIQ : Bank of Montreal, 2.75%, 9/1/2049 (b)	7,000	7,000
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
County of St. Lawrence Series 2015, GO, AGM, 3.00%, 5/15/2034	10	10
Hudson Yards Infrastructure Corp., Second Indenture, Fiscal Year 2017 Series 2017 A, Rev., 5.00%, 2/15/2033	1,500	1,613
Long Island Power Authority Series 2019 A, Rev., 3.00%, 9/1/2036	10	9
Long Island Power Authority, Electric System Series 2021 A, Rev., 4.00%, 9/1/2033	30	33
Metropolitan Transportation Authority
Series 2015F, Rev., 5.00%, 11/15/2025	15	16
Subseries C-1, Rev., 5.25%, 11/15/2028	5,000	5,199
Monroe County Water Authority Series 2020, Rev., 4.00%, 3/1/2050	4,510	4,391
New York City Municipal Water Finance Authority Fiscal Year 2022 Series 2022, Subseries BB-1, Rev., 4.00%, 6/15/2045	3,000	2,966
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal year 2021 Series 2021, Subseries EE2, Rev., VRDO, LIQ : State Street Bank & Trust Co., 2.80%, 6/15/2045 (b)	5,000	5,000
New York City Transitional Finance Authority Future Tax Secured Series 2020 B-1, Rev., 5.00%, 11/1/2025	900	948
New York City Transitional Finance Authority, Future Tax Secured
Series 2022B, Subseries B-1, Rev., 4.00%, 8/1/2038	600	609
Series 2023D, Subseries D-1, Rev., 5.00%, 11/1/2046	10,000	11,036
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2022 Series 2022F, Rev., 5.00%, 2/1/2036	1,005	1,167
New York Convention Center Development Corp., Subordinate Lien, Hotel Unit Fee Secured Series 2016B, Rev., AGM-CR, Zero Coupon, 11/15/2052	10,000	2,409
New York Liberty Development Corp., Secured by Port Authority Series 2021-1WTC, Rev., 2.75%, 2/15/2044	1,000	749
New York Liberty Development Corp., World Trade Centre Series 1WTC-2021, Rev., 2.25%, 2/15/2041	500	366
New York Power Authority Series 2020 A, Rev., 4.00%, 11/15/2045	2,250	2,211
New York State Dormitory Authority
Series 2017, Rev., 4.00%, 2/15/2034	1,000	1,035
Series 2019 D, Rev., 5.00%, 2/15/2035	100	113
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Tax Aware Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series 2018A, Rev., 5.00%, 7/1/2038	3,500	3,809
New York State Dormitory Authority, Sales and Use Tax Series 2018 C, Rev., 5.00%, 3/15/2033	15	17
New York State Dormitory Authority, School Districts Financing Program Series 2018A, Rev., 5.00%, 10/1/2030	875	938
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020 A, Rev., 4.00%, 3/15/2044	1,000	989
New York State Dormitory Authority, State Sales Tax Series 2014A, Rev., 5.00%, 3/15/2033	1,000	1,015
New York State Environmental Facilities Corp., 2010 Master Financing Project
Series 2022B, Rev., 5.00%, 9/15/2031	300	358
Series 2022B, Rev., 5.00%, 9/15/2032	400	485
Series 2022B, Rev., 5.00%, 9/15/2033	565	687
Series 2022B, Rev., 5.00%, 9/15/2034	300	362
Series 2022B, Rev., 5.00%, 9/15/2035	1,000	1,189
Series 2022B, Rev., 5.00%, 9/15/2036	950	1,115
Series 2022B, Rev., 5.00%, 9/15/2037	635	738
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Series 2017A, Rev., 5.00%, 6/15/2028	2,000	2,195
New York State Thruway Authority, Junior Lien
Series 2016-A, Rev., 5.00%, 1/1/2025	25	26
Series J, Rev., 5.00%, 1/1/2025	5	5
New York State Urban Development Corp., Sales Tax Series 2021A, Rev., 4.00%, 3/15/2046	1,000	990
New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C and D Re-development Series 2018, Rev., AMT, 5.00%, 1/1/2031	1,000	1,048
Port Authority of New York and New Jersey Series 222, Rev., 4.00%, 7/15/2038	100	102
Port Authority of New York and New Jersey, Consolidated Series 194, Rev., 5.00%, 10/15/2041	6,500	6,705
Port Washington Union Free School District Series 2022, GO, 4.00%, 8/1/2035	5,045	5,285
Sales Tax Asset Receivable Corp., Fiscal Year 2015 Series 2015A, Rev., 5.00%, 10/15/2024 (d)	1,890	1,943
Syracuse Industrial Development Agency, School District Series 2019 A, Rev., 4.00%, 5/1/2034	10	10
Triborough Bridge and Tunnel Authority, Senior Lien, MTA Bridges and Tunnels Series 2022B, Rev., 5.00%, 5/15/2029	375	431
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Utility Debt Securitization Authority Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,285
Village of Stewart Manor, Public Improvement
Series 2019, GO, 5.00%, 8/1/2026	20	21
Series 2019, GO, 4.00%, 8/1/2028	20	21
Wellsville Central School District Series 2009, GO, AGM, 5.00%, 6/15/2023	20	20
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc. Project
Series 2021D, Rev., 2.88%, 7/1/2026 (c)	465	441
Series 2021C, Rev., 3.20%, 7/1/2028 (c)	3,025	2,813
Westchester County Local Development Corp., Purchase Senior Learning Community, Inc., Project Series 2021A, Rev., 5.00%, 7/1/2041 (c)	1,000	808
Total New York		94,533
North Carolina — 2.5%
County of Cabarrus Series 2022A, Rev., 5.00%, 6/1/2028	1,000	1,120
County of Catawba
Series 2023, Rev., 5.00%, 4/1/2038	650	750
Series 2023, Rev., 5.00%, 4/1/2039	425	488
County of New Hanover Series 2022, Rev., 5.00%, 6/1/2026	220	236
County of Wake
Series 2021, GO, 5.00%, 4/1/2028	1,315	1,474
Series 2023 A, Rev., 5.00%, 4/1/2039 (e)	3,000	3,474
North Carolina Capital Facilities Finance Agency, High Point University Series 2021, Rev., 4.00%, 5/1/2032	1,000	1,044
North Carolina Medical Care Commission, The Forest at Duke Project Series 2021, Rev., 4.00%, 9/1/2034	190	181
North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien Series 2017, Rev., AGM, 5.00%, 1/1/2029	700	753
University of North Carolina at Greensboro Series 2017, Rev., 4.00%, 4/1/2035	10	10
University of North Carolina, Hospital at Chapel Hill Series A, Rev., VRDO, LIQ : TD Bank NA, 2.80%, 2/15/2031 (b)	4,900	4,900
Total North Carolina		14,430
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	19

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
North Dakota — 0.2%
City of Grand Forks Series 2021, Rev., 4.00%, 12/1/2038	1,200	1,094
North Dakota Building Authority Series 2020A, Rev., 5.00%, 12/1/2035	220	251
Total North Dakota		1,345
Ohio — 1.8%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron Series 2022A, Rev., 5.00%, 11/15/2029	650	734
Butler County Port Authority, Community First Solutions
Series 2021A, Rev., 4.00%, 5/15/2038	110	109
Series 2021A, Rev., 4.00%, 5/15/2039	110	108
Series 2021A, Rev., 4.00%, 5/15/2040	120	116
Series 2021A, Rev., 4.00%, 5/15/2041	125	120
County of Cuyahoga, Eliza Jennings Senior Care Network Series 2022-A, Rev., 5.00%, 5/15/2032	160	154
County of Summit Series 2022, GO, 5.00%, 12/1/2029	200	231
Northeast Ohio Medical University
Series 2021A, Rev., 5.00%, 12/1/2030	70	76
Series 2021A, Rev., 4.00%, 12/1/2035	150	149
Ohio Higher Educational Facility Commission
Series 2022, Rev., 5.00%, 9/1/2030	275	286
Series 2022, Rev., 5.75%, 9/1/2037	205	215
Ohio Higher Educational Facility Commission, Cleveland Institute of Music 2
Series 2022, Rev., 5.00%, 12/1/2027	100	103
Series 2022, Rev., 5.00%, 12/1/2032	100	108
Ohio Higher Educational Facility Commission, John Carroll University
Series 2022, Rev., 5.00%, 10/1/2028	370	391
Series 2022, Rev., 5.00%, 10/1/2029	445	474
Series 2022, Rev., 5.00%, 10/1/2030	425	456
Series 2022, Rev., 5.00%, 10/1/2031	645	695
Series 2022, Rev., 5.00%, 10/1/2032	700	753
Ohio Water Development Authority
Series 2019, Rev., 5.00%, 12/1/2037	1,020	1,139
Series 2021A, Rev., 5.00%, 12/1/2039	1,025	1,159
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2021 A, Rev., 4.00%, 12/1/2041	1,195	1,209
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued
State of Ohio Series 2016A, GO, 5.00%, 9/1/2025	385	405
State of Ohio, Capital Facilities Lease Appropriation Series 2018A, Rev., 5.00%, 4/1/2028	1,020	1,133
Total Ohio		10,323
Oklahoma — 0.6%
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Series 2018, Rev., 5.00%, 10/1/2023	180	181
Series 2018, Rev., 5.00%, 10/1/2025	500	522
Series 2018, Rev., 5.00%, 10/1/2026	500	532
Oklahoma State University Series 2021 A, Rev., 4.00%, 9/1/2036	25	26
Oklahoma Turnpike Authority, Turnpike System, Second Senior Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,083
Total Oklahoma		3,344
Oregon — 2.2%
City of Portland, Second Lien Sewer System Series 2014B, Rev., 4.00%, 10/1/2036	2,180	2,196
County of Marion Series 2005, GO, AMBAC, 5.50%, 6/1/2023	100	100
Hillsboro School District No. 1J Series 2020, GO, 4.00%, 6/15/2035	100	105
Hospital Facilities Authority of Multnomah County Oregon, Terwilliger Plaza, Inc.
Series 2021B-2, Rev., 0.95%, 6/1/2027	5,800	5,058
Series 2021B-1, Rev., 1.20%, 6/1/2028	2,000	1,694
Salem Hospital Facility Authority, Capital Manor Project
Series 2022, Rev., 5.00%, 5/15/2028	155	157
Series 2022, Rev., 4.00%, 5/15/2029	130	124
Series 2022, Rev., 4.00%, 5/15/2030	190	180
Series 2022, Rev., 4.00%, 5/15/2031	200	189
Series 2022, Rev., 4.00%, 5/15/2032	185	173
Tri-County Metropolitan Transportation District of Oregon Series 2017A, Rev., 5.00%, 10/1/2023	50	50
Umatilla County School District No. 61R Stanfield Series 2019, GO, 4.00%, 6/15/2039	275	280
Washington & Multnomah Counties School District No. 48J Beaverton Series 2022B, GO, 5.00%, 6/15/2025	1,455	1,522
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Tax Aware Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oregon — continued
Washington Counties, Hillsborough School District No. 1J Series 2017, GO, 5.00%, 6/15/2027	570	623
Yamhill County Hospital Authority, Friendsview Manor Series 2021A, Rev., 5.00%, 11/15/2056	240	174
Total Oregon		12,625
Pennsylvania — 3.1%
Allegheny County Higher Education Building Authority, Carnegie Mellon University Series 2008A, Rev., VRDO, LIQ : Bank of New York Mellon (The), 2.60%, 12/1/2037 (b)	5,000	5,000
Allegheny County Higher Education Building Authority, Chatham University
Series 2016A, Rev., 5.00%, 9/1/2028	100	104
Series 2022, Rev., 5.00%, 9/1/2029	100	104
Series 2022, Rev., 5.00%, 9/1/2030	105	109
Series 2022, Rev., 5.00%, 9/1/2031	100	104
Series 2022, Rev., 5.00%, 9/1/2032	100	103
Berks County Industrial Development Authority, Tower Health Project
Series 2021C, Rev., 5.00%, 11/1/2027	350	227
Series 2017, Rev., 5.00%, 11/1/2028	450	279
Series 2017, Rev., 5.00%, 11/1/2029	150	93
Series 2017, Rev., 5.00%, 11/1/2030	150	93
Bucks County Industrial Development Authority, Grand View Hospital Project Series 2021, Rev., 5.00%, 7/1/2036	1,225	1,177
Bucks County Water and Sewer Authority Series 2022A, Rev., AGM, 5.00%, 12/1/2039	425	479
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Series 2018, Rev., 5.00%, 6/1/2024	500	509
Series 2018, Rev., 5.00%, 6/1/2025	630	651
Series 2018, Rev., 5.00%, 6/1/2026	380	400
Series 2018, Rev., 5.00%, 6/1/2027	500	537
Series 2018, Rev., 5.00%, 6/1/2028	880	962
Series 2018, Rev., 5.00%, 6/1/2029	380	416
County of Lancaster Series 2016A, GO, 4.00%, 5/1/2026	15	15
Fairview School District Series 2016A, GO, 4.00%, 2/1/2028	10	10
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 4.00%, 9/1/2043	2,000	1,891
Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living Series 2021, Rev., 4.00%, 7/1/2030	335	322
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Package One Project Series 2022, Rev., AMT, AGM, 5.00%, 12/31/2057	1,695	1,770
Pennsylvania Turnpike Commission
Series 2021B, Rev., 5.00%, 12/1/2025	165	174
Series 2023-1, Rev., 5.00%, 12/1/2038	500	559
Philadelphia Authority for Industrial Development, Holy Family University Project Series 2023, Rev., 5.00%, 9/1/2029 (e)	675	738
Sayre Health Care Facilities Authority, Guthrie Health Issue Series 2007, Rev., (ICE LIBOR USD 3 Month + 0.78%), 4.11%, 12/1/2024 (f)	995	994
Total Pennsylvania		17,820
Rhode Island — 0.0% ^
Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Series 2016A, Rev., 5.00%, 10/1/2029	10	11
South Carolina — 0.0% ^
City of Charleston, Waterworks & Sewer System Series 2016, Rev., 5.00%, 1/1/2028	15	16
Spartanburg County Tourist Public Facilities Corp. Series 2016, COP, 4.00%, 4/1/2028	10	10
Total South Carolina		26
Tennessee — 2.7%
City of Clarksville Series 2021 A, Rev., 4.00%, 2/1/2051	2,000	1,943
City of Knoxville, Wastewater System Series 2021 A, Rev., 4.00%, 4/1/2038	25	26
City of Memphis, Electric System Series 2017, Rev., 5.00%, 12/1/2026	345	373
City of Murfreesboro Series 2021, GO, 5.00%, 6/1/2029	725	830
Metropolitan Government Nashville and Davidson County Health and Educational Facilities, The Blakeford at Green Hills Corp. Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,103
Metropolitan Nashville Airport Authority (The)
Series 2022B, Rev., AMT, 5.50%, 7/1/2038	1,500	1,688
Series 2022B, Rev., AMT, 5.25%, 7/1/2047	1,400	1,495
Tennessee Energy Acquisition Corp., Gas Project Series 2018, Rev., 4.00%, 11/1/2025 (b)	8,000	8,001
Total Tennessee		15,459
Texas — 4.8%
Bexar County Hospital District Series 2016, GO, 4.00%, 2/15/2035	10	10
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	21

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Bryan Independent School District Series 2021, GO, PSF-GTD, 4.00%, 2/15/2032	1,000	1,075
City of Austin, Airport System Series 2022, Rev., AMT, 5.00%, 11/15/2034	1,500	1,680
City of Houston, Airport System Series 2021A, Rev., AMT, 5.00%, 7/1/2032	950	1,059
City of Houston, Airport System, United Airlines, Inc., Terminal Improvements Projects Series 2021B-1, Rev., AMT, 4.00%, 7/15/2041	400	346
City of Houston, Combined Utility System, Junior Lien Series 2002A, Rev., AGM, 5.75%, 12/1/2032 (d)	5,550	7,117
City of Mesquite, Waterworks and Sewer System
Series 2022, Rev., 5.00%, 3/1/2026	650	687
Series 2022, Rev., 5.00%, 3/1/2029	655	740
Series 2022, Rev., 5.00%, 3/1/2035	1,000	1,161
Clifton Higher Education Finance Corp., IDEA Public Schools Series 2021, Rev., PSF-GTD, 5.00%, 8/15/2030	460	523
Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 2.50%, 10/1/2031	100	85
County of El Paso Series 2017, GO, 5.00%, 2/15/2032	1,490	1,620
County of Tarrant Series 2022, GO, 5.00%, 7/15/2033	500	583
Denton Independent School District Series 2020, GO, PSF-GTD, 5.00%, 8/15/2030	460	525
McKinney Independent School District Series 2022, GO, PSF-GTD, 5.00%, 2/15/2033	2,650	3,097
New Hope Cultural Education Facilities Finance Corp, Outlook at Windhaven Forefront Living Series 2022B-3, Rev., 4.25%, 10/1/2026	325	319
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project Series 2022, Rev., 4.00%, 1/1/2037	100	79
New Hope Cultural Education Facilities Finance Corp., Westminster Project Series 2021, Rev., 4.00%, 11/1/2055	100	71
Newark Higher Education Finance Corp., The Hughen Center, Inc.
Series 2022A, Rev., PSF-GTD, 5.00%, 8/15/2037	250	278
Series 2022A, Rev., PSF-GTD, 5.00%, 8/15/2042	340	369
North Texas Tollway Authority System, First Tier
Series 2017A, Rev., 5.00%, 1/1/2030	360	377
Series 2017A, Rev., 5.00%, 1/1/2035	600	641
North Texas Tollway Authority System, Second Tier Series B, Rev., 5.00%, 1/1/2030	400	419
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
North Texas Tollway Authority, First Tier Series A, Rev., 5.00%, 1/1/2026	10	10
Plano Independent School District Series 2023, GO, 5.00%, 2/15/2041	600	673
Round Rock Independent School District Series 2018, GO, 5.00%, 8/1/2029	115	127
San Antonio Education Facilities Corp., Hallmark University Project Series 2021A, Rev., 5.00%, 10/1/2041	200	169
San Antonio Education Facilities Corp., University of the Incarnate Word Series 2021A, Rev., 4.00%, 4/1/2037	600	563
Texas Water Development Board Series 2018 B, Rev., 5.00%, 10/15/2029	1,000	1,127
Trinity River Authority, Walker-Calloway System
Series 2018, Rev., 5.00%, 2/1/2026	275	290
Series 2018, Rev., 5.00%, 2/1/2027	290	313
Series 2018, Rev., 5.00%, 2/1/2028	305	336
Series 2018, Rev., 5.00%, 2/1/2029	320	354
Series 2018, Rev., 5.00%, 2/1/2030	340	376
Series 2018, Rev., 5.00%, 2/1/2031	355	392
Tyler Independent School District Series 2017, GO, PSF-GTD, 5.00%, 2/15/2028	175	191
Total Texas		27,782
Utah — 1.0%
City of Salt Lake City Series 2018A, Rev., AMT, 5.00%, 7/1/2029	2,000	2,154
Mida Golf and Equestrian Center Public Infrastructure District, Limited Tax Series 2021, GO, 4.13%, 6/1/2036 (c)	895	748
Military Installation Development Authority, Tax Allocation and Hotel Tax
Series 2021A-1, Rev., 4.00%, 6/1/2036	100	85
Series 2021A-2, Rev., 4.00%, 6/1/2036	100	85
Series 2021A-1, Rev., 4.00%, 6/1/2041	100	80
Utah Charter School Finance Authority, Wallace Stegner Academy
Series 2022A, Rev., 5.25%, 6/15/2032 (c)	500	492
Series 2022A, Rev., 5.63%, 6/15/2042 (c)	805	788
Utah Infrastructure Agency, Tax-Exempt Telecommunications
Series 2022, Rev., 5.00%, 10/15/2027	100	103
Series 2021, Rev., 4.00%, 10/15/2031	500	487
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Tax Aware Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utah — continued
Series 2022, Rev., 5.00%, 10/15/2032	100	105
Series 2021, Rev., 4.00%, 10/15/2033	525	502
Total Utah		5,629
Virginia — 0.6%
City of Norfolk Series 2023A, GO, 5.00%, 9/1/2040 (e)	925	1,051
Henrico County Economic Development Authority, Westminster Canterbury Richmond Series 2020, Rev., 4.00%, 10/1/2040	330	304
Lynchburg Economic Development Authority, Central Health, Inc. Series 2021, Rev., 4.00%, 1/1/2037	665	656
Virginia Small Business Financing Authority, The Obligated Group of National Senior Campuses, Inc. Series 2020A, Rev., 5.00%, 1/1/2034	1,200	1,290
Total Virginia		3,301
Washington — 4.0%
Energy Northwest Series 2015, Rev., 5.00%, 7/1/2026	10	11
King County School District No. 403 Renton Series 2023, GO, 4.00%, 12/1/2039	4,610	4,724
Port of Seattle, Intermediate Lien
Series 2021B, Rev., 5.00%, 3/1/2033	3,750	3,819
Series 2022B, Rev., AMT, 5.00%, 8/1/2033	2,830	3,187
Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,018
Series 2022B, Rev., AMT, 4.00%, 8/1/2047	600	551
State of Washington
Series R-2022A, GO, 4.00%, 2/1/2036	4,335	4,588
Series 2023 C, GO, 5.00%, 6/1/2041	2,000	2,277
Washington Health Care Facilities Authority, Providence St. Joseph Health Series 2018B, Rev., 5.00%, 10/1/2025	1,250	1,297
Washington State Housing Finance Commission, New Haven Apartments Series 2009, Rev., VRDO, LOC : FNMA, 3.46%, 12/15/2044 (b)	250	250
Washington State Housing Finance Commission, Rockwood Retirement Communities Project Series 2020A, Rev., 5.00%, 1/1/2041 (c)	1,415	1,098
Total Washington		22,820
Wisconsin — 1.3%
Public Finance Authority, Ascend Leadership Academy Project Series 2021A, Rev., 5.00%, 6/15/2041 (c)	130	110
Public Finance Authority, Coral Academy of Science
Series 2021A, Rev., 4.00%, 7/1/2030	305	298
Series 2021A, Rev., 4.00%, 7/1/2041	500	437
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued
Public Finance Authority, Eastern Michigan University Student Housing Project Series 2022 A-1, Rev., 5.25%, 7/1/2033	500	578
Public Finance Authority, Entrance Fee Principal Redemption, Searstone CCRC Project Series 2021B2, Rev., 2.25%, 6/1/2027 (c)	215	199
Public Finance Authority, Scotland Healthcare System
Series 2021A, Rev., 5.00%, 10/1/2025	695	718
Series 2021A, Rev., 5.00%, 10/1/2026	730	765
Public Finance Authority, The Carmelite System, Inc., Obligated Group Series 2020, Rev., 3.25%, 1/1/2029	860	793
Public Finance Authority, The Franklin School of Innovation Series 2022, Rev., 5.00%, 1/1/2042 (c)	105	96
Public Finance Authority, Triad Educational Services, Inc.
Series 2022, Rev., 5.00%, 6/15/2032	360	380
Series 2022, Rev., 5.00%, 6/15/2042	380	377
Public Finance Authority, Triad Math and Science Academy Co.
Series 2021A, Rev., 4.00%, 6/15/2024	340	338
Series 2021A, Rev., 4.00%, 6/15/2026	370	366
Series 2021A, Rev., 4.00%, 6/15/2028	400	395
Series 2021A, Rev., 4.00%, 6/15/2030	435	426
Series 2021A, Rev., 4.00%, 6/15/2041	280	238
Public Finance Authority, Viticus Group Project
Series 2022A, Rev., 4.00%, 12/1/2031 (c)	100	90
Series 2022A, Rev., 4.00%, 12/1/2041 (c)	290	235
Wisconsin Health and Educational Facilities Authority, Marquette University Series 2019, Rev., 5.00%, 10/1/2032	500	554
Wisconsin Health and Educational Facilities Authority, Oakwood Lutheran Senior Ministries Series 2021, Rev., 4.00%, 1/1/2037	325	265
Total Wisconsin		7,658
Total Municipal Bonds (Cost $542,841)		535,973
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	23

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.1%
Investment Companies — 5.1%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.41% (g) (h) (Cost $29,591)	29,586	29,589
Total Investments — 98.1% (Cost $572,432)		565,562
Other Assets Less Liabilities — 1.9%		10,692
NET ASSETS — 100.0%		576,254

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CCRC	Congregate Care Retirement Center
COP	Certificate of Participation
CR	Custodial Receipts
FNMA	Federal National Mortgage Association
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

^	Amount rounds to less than 0.1% of net assets.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of April 30, 2023.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2023.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of April 30, 2023.
Centrally Cleared Inflation-linked swap contracts outstanding as of April 30, 2023 (amounts in thousands):

FLOATING RATE INDEX(a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.37% at termination	Receive	10/4/2032	USD 46,362	(107)	814	707
CPI-U at termination	2.40% at termination	Receive	3/22/2030	USD 67,386	142	415	557
CPI-U at termination	2.47% at termination	Receive	10/6/2032	USD 20,132	(35)	153	118
CPI-U at termination	2.47% at termination	Receive	10/6/2032	USD 6,298	(11)	48	37
					(11)	1,430	1,419
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Tax Aware Funds	April 30, 2023

FLOATING RATE INDEX(a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) $	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CPI-U at termination	2.41% at termination	Receive	4/27/2025	USD 73,845	33	(113)	(80)
CPI-U at termination	2.52% at termination	Receive	4/27/2033	USD 15,727	28	(94)	(66)
CPI-U at termination	2.56% at termination	Receive	4/3/2025	USD 8,750	20	(45)	(25)
CPI-U at termination	2.59% at termination	Receive	4/6/2028	USD 1,229	—	(6)	(6)
CPI-U at termination	2.60% at termination	Receive	4/6/2025	USD 3,015	—	(11)	(11)
CPI-U at termination	2.60% at termination	Receive	4/6/2030	USD 881	—	(5)	(5)
CPI-U at termination	2.61% at termination	Receive	4/3/2028	USD 15,006	37	(121)	(84)
CPI-U at termination	2.62% at termination	Receive	4/3/2029	USD 15,255	37	(137)	(100)
CPI-U at termination	2.64% at termination	Receive	2/22/2026	USD 21,534	2	(45)	(43)
CPI-U at termination	2.72% at termination	Receive	4/3/2024	USD 50,255	96	(165)	(69)
CPI-U at termination	2.72% at termination	Receive	2/22/2025	USD 8,770	1	(16)	(15)
CPI-U at termination	2.77% at termination	Receive	11/16/2025	USD 5,792	1	(24)	(23)
CPI-U at termination	2.82% at termination	Receive	11/4/2029	USD 9,852	—	(151)	(151)
CPI-U at termination	2.83% at termination	Receive	11/16/2024	USD 30,967	3	(79)	(76)
CPI-U at termination	2.83% at termination	Receive	11/10/2029	USD 7,144	(12)	(105)	(117)
CPI-U at termination	2.85% at termination	Receive	4/6/2024	USD 5,798	—	(17)	(17)
CPI-U at termination	2.95% at termination	Receive	10/19/2025	USD 47,889	(55)	(417)	(472)
					191	(1,551)	(1,360)
					180	(121)	59

Abbreviations
CPI-U	Consumer Price Index for All Urban Consumers
USD	United States Dollar

(a) Value of floating rate index at April 30, 2023 was as follows:

FLOATING RATE INDEX	VALUE
CPI-U	3.03%
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of April 30, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V2	5.00	Quarterly	12/20/2027	4.46	USD 19,900	722	(1,227)	(505)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	25

JPMorgan Tax Aware Real Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Tax Aware Funds	April 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$847,562	$535,973
Investments in affiliates, at value	4,881	29,589
Cash	26	—
Deposits at broker for centrally cleared swaps	—	14,376
Receivables:
Investment securities sold	—	162
Investment securities sold — delayed delivery securities	—	10
Fund shares sold	552	710
Interest from non-affiliates	—	6,537
Dividends from non-affiliates	679	—
Dividends from affiliates	1	87
Total Assets	853,701	587,444
LIABILITIES:
Payables:
Investment securities purchased	—	168
Investment securities purchased — delayed delivery securities	—	9,451
Fund shares redeemed	681	246
Variation margin on centrally cleared swaps	—	1,043
Accrued liabilities:
Investment advisory fees	234	120
Administration fees	46	7
Distribution fees	17	23
Service fees	57	43
Custodian and accounting fees	12	44
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)
Other	57	45
Total Liabilities	1,104	11,190
Net Assets	$852,597	$576,254

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	27

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$158,694	$690,093
Total distributable earnings (loss)	693,903	(113,839)
Total Net Assets	$852,597	$576,254
Net Assets:
Class A	$37,988	$98,214
Class C	15,274	5,249
Class I	534,301	405,289
Class R6	265,034	67,502
Total	$852,597	$576,254
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,048	10,481
Class C	433	561
Class I	14,600	43,136
Class R6	7,240	7,189
Net Asset Value (a):
Class A — Redemption price per share	$36.25	$9.37
Class C — Offering price per share (b)	35.28	9.35
Class I — Offering and redemption price per share	36.60	9.40
Class R6 — Offering and redemption price per share	36.60	9.39
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$38.26	$9.74
Cost of investments in non-affiliates	$326,456	$542,841
Cost of investments in affiliates	4,882	29,591
Net upfront payments on centrally cleared swaps	—	902

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Tax Aware Funds	April 30, 2023

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$9,026
Interest income from affiliates	—	25
Dividend income from non-affiliates	6,345	—
Dividend income from affiliates	163	485
Total investment income	6,508	9,536
EXPENSES:
Investment advisory fees	1,603	979
Administration fees	343	210
Distribution fees:
Class A	46	116
Class C	56	21
Service fees:
Class A	46	116
Class C	19	7
Class I	695	494
Custodian and accounting fees	16	85
Interest expense to affiliates	—	2
Professional fees	27	50
Trustees’ and Chief Compliance Officer’s fees	15	14
Printing and mailing costs	47	17
Registration and filing fees	42	50
Transfer agency fees (See Note 2.I.)	8	5
Other	9	8
Total expenses	2,972	2,174
Less fees waived	(487)	(833)
Less expense reimbursements	(3)	(1)
Net expenses	2,482	1,340
Net investment income (loss)	4,026	8,196
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	173,543	(3,148)
Investments in affiliates	2	(4)
Futures contracts	—	(143)
Swaps	—	(2,209)
Net realized gain (loss)	173,545	(5,504)
Distribution of capital gains received from investment company affiliates	—	2
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(95,699)	29,601
Investments in affiliates	1	(6)
Swaps	—	(5,233)
Change in net unrealized appreciation/depreciation	(95,698)	24,362
Net realized/unrealized gains (losses)	77,847	18,860
Change in net assets resulting from operations	$81,873	$27,056
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,026	$7,374	$8,196	$9,947
Net realized gain (loss)	173,545	94,204	(5,504)	2,561
Distributions of capital gains received from investment company affiliates	—	—	2	1
Change in net unrealized appreciation/depreciation	(95,698)	(321,486)	24,362	(57,136)
Change in net assets resulting from operations	81,873	(219,908)	27,056	(44,627)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,814)	(5,888)	(1,257)	(1,380)
Class C	(1,153)	(2,555)	(60)	(72)
Class I	(43,961)	(108,264)	(5,829)	(7,608)
Class R6	(28,179)	(73,207)	(982)	(895)
Total distributions to shareholders	(76,107)	(189,914)	(8,128)	(9,955)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(218,587)	35,927	(5,497)	51,571
NET ASSETS:
Change in net assets	(212,821)	(373,895)	13,431	(3,011)
Beginning of period	1,065,418	1,439,313	562,823	565,834
End of period	$852,597	$1,065,418	$576,254	$562,823
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Tax Aware Funds	April 30, 2023

	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,239	$12,257	$31,842	$49,207
Distributions reinvested	2,807	5,801	1,152	1,199
Cost of shares redeemed	(8,050)	(8,437)	(14,680)	(62,521)
Change in net assets resulting from Class A capital transactions	(1,004)	9,621	18,314	(12,115)
Class C
Proceeds from shares issued	786	4,553	724	3,232
Distributions reinvested	1,129	2,496	53	64
Cost of shares redeemed	(2,092)	(5,064)	(1,912)	(3,545)
Change in net assets resulting from Class C capital transactions	(177)	1,985	(1,135)	(249)
Class I
Proceeds from shares issued	48,812	189,928	145,790	371,668
Distributions reinvested	43,192	106,211	3,605	4,272
Cost of shares redeemed	(193,945)	(267,812)	(172,645)	(349,501)
Change in net assets resulting from Class I capital transactions	(101,941)	28,327	(23,250)	26,439
Class R6
Proceeds from shares issued	10,337	49,338	37,228	57,291
Distributions reinvested	28,035	72,864	549	678
Cost of shares redeemed	(153,837)	(126,208)	(37,203)	(20,473)
Change in net assets resulting from Class R6 capital transactions	(115,465)	(4,006)	574	37,496
Total change in net assets resulting from capital transactions	$(218,587)	$35,927	$(5,497)	$51,571
SHARE TRANSACTIONS:
Class A
Issued	121	308	3,431	5,082
Reinvested	81	131	123	126
Redeemed	(232)	(215)	(1,576)	(6,545)
Change in Class A Shares	(30)	224	1,978	(1,337)
Class C
Issued	25	116	78	330
Reinvested	33	58	5	7
Redeemed	(63)	(129)	(206)	(368)
Change in Class C Shares	(5)	45	(123)	(31)
Class I
Issued	1,369	4,762	15,593	38,920
Reinvested	1,231	2,393	385	448
Redeemed	(5,370)	(6,510)	(18,518)	(36,763)
Change in Class I Shares	(2,770)	645	(2,540)	2,605
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Tax Aware Equity Fund		JPMorgan Tax Aware Real Return Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	292	1,220	4,004	6,022
Reinvested	799	1,642	59	71
Redeemed	(4,387)	(3,068)	(3,985)	(2,152)
Change in Class R6 Shares	(3,296)	(206)	78	3,941
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Tax Aware Funds	April 30, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Aware Equity Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$35.92	$0.08	$2.99	$3.07	$(0.11)	$(2.63)	$(2.74)
Year Ended October 31, 2022	49.77	0.08	(7.30)	(7.22)	(0.07)	(6.56)	(6.63)
Year Ended October 31, 2021	40.37	0.02	14.90	14.92	(0.04)	(5.48)	(5.52)
Year Ended October 31, 2020	36.83	0.17	5.79	5.96	(0.18)	(2.24)	(2.42)
Year Ended October 31, 2019	33.50	0.23	4.28	4.51	(0.25)	(0.93)	(1.18)
Year Ended October 31, 2018	34.41	0.17	1.46	1.63	(0.18)	(2.36)	(2.54)
Class C
Six Months Ended April 30, 2023 (Unaudited)	35.04	(0.01)	2.91	2.90	(0.03)	(2.63)	(2.66)
Year Ended October 31, 2022	48.84	(0.12)	(7.12)	(7.24)	—	(6.56)	(6.56)
Year Ended October 31, 2021	39.86	(0.20)	14.66	14.46	—	(5.48)	(5.48)
Year Ended October 31, 2020	36.42	(0.02)	5.74	5.72	(0.04)	(2.24)	(2.28)
Year Ended October 31, 2019	33.17	0.07	4.22	4.29	(0.11)	(0.93)	(1.04)
Year Ended October 31, 2018	34.13	— (f)	1.44	1.44	(0.04)	(2.36)	(2.40)
Class I
Six Months Ended April 30, 2023 (Unaudited)	36.24	0.15	3.01	3.16	(0.17)	(2.63)	(2.80)
Year Ended October 31, 2022	50.15	0.24	(7.36)	(7.12)	(0.23)	(6.56)	(6.79)
Year Ended October 31, 2021	40.64	0.20	15.00	15.20	(0.21)	(5.48)	(5.69)
Year Ended October 31, 2020	37.05	0.32	5.84	6.16	(0.33)	(2.24)	(2.57)
Year Ended October 31, 2019	33.67	0.40	4.28	4.68	(0.37)	(0.93)	(1.30)
Year Ended October 31, 2018	34.57	0.32	1.45	1.77	(0.31)	(2.36)	(2.67)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	36.25	0.17	3.00	3.17	(0.19)	(2.63)	(2.82)
Year Ended October 31, 2022	50.16	0.29	(7.37)	(7.08)	(0.27)	(6.56)	(6.83)
Year Ended October 31, 2021	40.64	0.25	15.00	15.25	(0.25)	(5.48)	(5.73)
Year Ended October 31, 2020	37.06	0.37	5.82	6.19	(0.37)	(2.24)	(2.61)
Year Ended October 31, 2019	33.68	0.38	4.33	4.71	(0.40)	(0.93)	(1.33)
October 1, 2018 (g) through October 31, 2018	37.04	0.01	(3.37)	(3.36)	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Tax Aware Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$36.25	8.89%	$37,988	0.94%	0.47%	0.96%	5%
35.92	(16.96)	38,736	0.95	0.21	0.96	31
49.77	40.69	42,525	0.94	0.05	0.95	21
40.37	16.96	29,515	0.95	0.45	0.96	19
36.83	13.99	25,640	0.96	0.67	0.98	14
33.50	4.83	25,594	0.96	0.50	0.96	38

35.28	8.60	15,274	1.44	(0.03)	1.46	5
35.04	(17.38)	15,356	1.45	(0.30)	1.46	31
48.84	39.96	19,177	1.44	(0.45)	1.45	21
39.86	16.40	12,499	1.45	(0.05)	1.46	19
36.42	13.42	11,345	1.44	0.19	1.46	14
33.17	4.31	12,197	1.46	(0.01)	1.47	38

36.60	9.10	534,301	0.55	0.88	0.71	5
36.24	(16.63)	629,462	0.55	0.60	0.71	31
50.15	41.22	838,765	0.55	0.45	0.70	21
40.64	17.47	634,799	0.55	0.85	0.71	19
37.05	14.45	586,825	0.55	1.16	0.71	14
33.67	5.26	1,364,073	0.55	0.91	0.70	38

36.60	9.13	265,034	0.44	0.98	0.46	5
36.25	(16.53)	381,864	0.44	0.70	0.46	31
50.16	41.39	538,846	0.44	0.56	0.45	21
40.64	17.57	497,260	0.44	0.98	0.45	19
37.06	14.55	650,680	0.44	1.08	0.46	14
33.68	(9.07)	18	0.44	0.31	0.48	38
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Tax Aware Real Return Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$9.06	$0.13	$0.30	$0.43	$(0.12)
Year Ended October 31, 2022	9.94	0.14	(0.88)	(0.74)	(0.14)
Year Ended October 31, 2021	9.11	0.13	0.84	0.97	(0.14)
Year Ended October 31, 2020	9.25	0.18	(0.13)	0.05	(0.19)
Year Ended October 31, 2019	9.19	0.22	0.07	0.29	(0.23)
Year Ended October 31, 2018	9.46	0.23	(0.26)	(0.03)	(0.24)
Class C
Six Months Ended April 30, 2023 (Unaudited)	9.04	0.10	0.31	0.41	(0.10)
Year Ended October 31, 2022	9.92	0.09	(0.87)	(0.78)	(0.10)
Year Ended October 31, 2021	9.09	0.08	0.84	0.92	(0.09)
Year Ended October 31, 2020	9.23	0.14	(0.14)	— (f)	(0.14)
Year Ended October 31, 2019	9.17	0.17	0.07	0.24	(0.18)
Year Ended October 31, 2018	9.43	0.18	(0.25)	(0.07)	(0.19)
Class I
Six Months Ended April 30, 2023 (Unaudited)	9.09	0.14	0.31	0.45	(0.14)
Year Ended October 31, 2022	9.97	0.17	(0.88)	(0.71)	(0.17)
Year Ended October 31, 2021	9.13	0.16	0.84	1.00	(0.16)
Year Ended October 31, 2020	9.27	0.20	(0.13)	0.07	(0.21)
Year Ended October 31, 2019	9.21	0.24	0.07	0.31	(0.25)
Year Ended October 31, 2018	9.48	0.26	(0.27)	(0.01)	(0.26)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	9.08	0.14	0.31	0.45	(0.14)
Year Ended October 31, 2022	9.96	0.18	(0.88)	(0.70)	(0.18)
Year Ended October 31, 2021	9.13	0.17	0.83	1.00	(0.17)
Year Ended October 31, 2020	9.27	0.23	(0.15)	0.08	(0.22)
Year Ended October 31, 2019	9.21	0.25	0.07	0.32	(0.26)
Year Ended October 31, 2018	9.48	0.27	(0.27)	— (f)	(0.27)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Tax Aware Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$9.37	4.81%	$98,214	0.69%	2.73%	1.01%	26%
9.06	(7.46)	77,066	0.74	1.48	1.00	68
9.94	10.68	97,845	0.75	1.33	1.01	7
9.11	0.57	35,094	0.75	1.96	1.01	12
9.25	3.14	39,846	0.76	2.32	0.99	4
9.19	(0.36)	33,051	0.74	2.47	0.98	30

9.35	4.56	5,249	1.19	2.21	1.53	26
9.04	(7.93)	6,183	1.24	0.98	1.50	68
9.92	10.17	7,095	1.25	0.84	1.51	7
9.09	0.04	2,859	1.25	1.50	1.51	12
9.23	2.60	8,353	1.26	1.85	1.48	4
9.17	(0.76)	18,315	1.24	1.97	1.48	30

9.40	4.92	405,289	0.44	2.97	0.76	26
9.09	(7.20)	415,000	0.49	1.74	0.75	68
9.97	11.04	429,314	0.50	1.61	0.76	7
9.13	0.82	214,709	0.50	2.24	0.75	12
9.27	3.38	384,626	0.51	2.58	0.73	4
9.21	(0.10)	411,760	0.49	2.72	0.73	30

9.39	4.98	67,502	0.34	3.07	0.51	26
9.08	(7.11)	64,574	0.39	1.90	0.50	68
9.96	11.04	31,580	0.40	1.76	0.51	7
9.13	0.92	22,231	0.40	2.48	0.49	12
9.27	3.49	316,009	0.41	2.70	0.48	4
9.21	0.00 (g)	588,549	0.39	2.82	0.48	30
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Tax Aware Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Tax Aware Equity Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Tax Aware Real Return Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Tax Aware Equity Fund (“Tax Aware Equity Fund”) is to seek to provide high after-tax total return from a portfolio of selected equity securities.
The investment objective of JPMorgan Tax Aware Real Return Fund (“Tax Aware Real Return Fund”) is to seek to maximize after-tax inflation protected return.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

38	J.P. Morgan Tax Aware Funds	April 30, 2023

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Swaps are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Tax Aware Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$852,443	$—	$—	$852,443

(a)	Please refer to the SOI for specifics of portfolio holdings.

Tax Aware Real Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$535,973	$—	$535,973
Short-Term Investments
Investment Companies	29,589	—	—	29,589
Total Investments in Securities	$29,589	$535,973	$—	$565,562
Appreciation in Other Financial Instruments
Swaps	$—	$1,430	$—	$1,430
Depreciation in Other Financial Instruments
Swaps	—	(2,778)	—	(2,778)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$—	$(1,348)	$—	$(1,348)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

April 30, 2023	J.P. Morgan Tax Aware Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
Tax Aware Real Return Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of April 30, 2023, which are shown as a Receivable for Investment securities sold - delayed delivery securities and a Payable for Investment securities purchased - delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at April 30, 2023 are detailed on the SOIs, if any.
D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
The Funds did not lend out any securities during the six months ended April 30, 2023.

40	J.P. Morgan Tax Aware Funds	April 30, 2023

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Tax Aware Equity Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.95% (a) (b)	$29,645	$106,892	$131,659	$2	$1	$4,881	4,880	$163	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.

Tax Aware Real Return Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 3.41% (a) (b)	$46,363	$235,540	$252,304	$(4)	$(6)	$29,589	29,586	$485	$2

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
F. Futures Contracts — Tax Aware Real Return Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

April 30, 2023	J.P. Morgan Tax Aware Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
G. Swaps — Tax Aware Real Return Fund engaged in various swap transactions to manage interest rate (e.g., duration, yield curve) and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/ depreciation on swaps on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
Inflation-Linked Swaps
Tax Aware Real Return Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.
(1) Summary of Derivatives Information —The following tables present the value of derivatives held as of April 30, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
Tax Aware Real Return Fund
Interest Rate Risk Exposure:
Swaps at Value (Assets) *	$1,419
Swaps at Value (Liabilities) *	(1,360)
Credit Risk Exposure:
Swaps at Value (Liabilities) *	(505)
Net Fair Value of Derivative Contracts:
Swaps at Value *	(446)

*	Includes the fair value of centrally cleared swap contracts as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2023, by primary underlying risk exposure:
Tax Aware Real Return Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Interest Rate Risk Exposure:
Futures Contracts	$(143)
Swap Contracts	(1,827)
Credit Exposure Risk:
Swap Contracts	(382)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Interest Rate Risk Exposure:
Swap Contracts	(4,771)
Credit Exposure Risk:
Swap Contracts	(462)

42	J.P. Morgan Tax Aware Funds	April 30, 2023

Derivatives Volume
The table below discloses the volume of the Fund’s futures contracts and swaps activity during the six months ended April 30, 2023.
Tax Aware Real Return Fund
Futures Contracts:
Average Notional Balance Long	$5,931
Average Notional Balance Short	(4,529)
Interest Rate-Related Swaps :
Average Notional Balance - Pays Fixed Rate	412,275
Ending Notional Balance - Pays Fixed Rate	461,887
Credit Default Swaps:
Average Notional Balance - Buy Protection	19,900
Ending Notional Balance - Buy Protection	19,900
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2023 are as follows:
	Class A	Class C	Class I	Class R6	Total
Tax Aware Equity Fund
Transfer agency fees	$1	$—(a )	$5	$2	$8
Tax Aware Real Return Fund
Transfer agency fees	2	—(a )	2	1	5

(a)	Amount rounds to less than one thousand.
J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2023, no liability for Federal income tax is required in the Funds'  financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, remain subject to examination by the Internal Revenue Service.
K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly for Tax Aware Equity Fund and declared and paid at least monthly for Tax Aware Real Return Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.35% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

April 30, 2023	J.P. Morgan Tax Aware Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2023, the effective annualized rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to JPMIM.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of each Fund do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75
JPMDS waived distribution fees as outlined in Note 3.F.
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Tax Aware Equity Fund	$5	$—
Tax Aware Real Return Fund	2	—
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I
Tax Aware Equity Fund	0.25%	0.25%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.25
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

44	J.P. Morgan Tax Aware Funds	April 30, 2023

F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
Tax Aware Equity Fund	n/a	n/a	0.55%	0.44%
Tax Aware Real Return Fund	0.70%(1)	1.20%(1)	0.45 (1)	0.35 (1)

(1)	Prior to November 1, 2022, the contractual expense limitation was 0.75%, 1.25%, 0.50%, and 0.40% for Class A, Class C, Class I, and Class R6, respectively.
The expense limitation agreements were in effect for the six months ended April 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least February 29, 2024.
For the six months ended April 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Tax Aware Equity Fund	$52	$34	$395	$481	$2
Tax Aware Real Return Fund	263	175	370	808	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2023 were as follows:

Tax Aware Equity Fund	$6
Tax Aware Real Return Fund	25
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended April 30, 2023, the amount of these reimbursements were as follows:

Tax Aware Equity Fund	$1
Tax Aware Real Return Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended April 30, 2023, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

April 30, 2023	J.P. Morgan Tax Aware Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
4. Investment Transactions
During the six months ended April 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$48,272	$319,745
Tax Aware Real Return Fund	201,144	129,133
During the six months ended April 30, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$331,338	$521,151	$46	$521,105
Tax Aware Real Return Fund	573,334	10,629	18,847	(8,218)
At October 31, 2022, the following Fund had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$88,178	$11,944
During the year ended October 31, 2022, the following Fund utilized capital loss carryforwards as follows:
Capital Loss Utilized
Short-Term
Tax Aware Real Return Fund	$14,541
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended April 30, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with

46	J.P. Morgan Tax Aware Funds	April 30, 2023

respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 9, 2022, the Credit Facility was amended and restated for a term of 364 days, unless extended, and included a change in the interest associated with any borrowing as mentioned above.
The Funds did not utilize the Credit Facility during the six months ended April 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of April 30, 2023, the Funds had  individual shareholder and/or affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Tax Aware Equity Fund	1	43.4%	1	31.5%
Tax Aware Real Return Fund	1	11.3	1	27.3
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Funds invest in variable and floating rate loans and other variable and floating rate securities. Although these investments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk.  The Fund’s investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds’ investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.  Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
Tax Aware Real Return Fund invests primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer's ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers' ratings and the Fund's ability to collect principal and interest, in the event of an issuer's default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private

April 30, 2023	J.P. Morgan Tax Aware Funds	47

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

48	J.P. Morgan Tax Aware Funds	April 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2022, and continued to hold your shares at the end of the reporting period, April 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,088.90	$4.87	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,086.00	7.45	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,091.00	2.85	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	1,091.30	2.28	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan Tax Aware Real Return Fund
Class A
Actual	1,000.00	1,048.10	3.50	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class C
Actual	1,000.00	1,045.60	6.04	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class I
Actual	1,000.00	1,049.20	2.24	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

April 30, 2023	J.P. Morgan Tax Aware Funds	49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Aware Real Return Fund (continued)
Class R6
Actual	$1,000.00	$1,049.80	$1.73	0.34%
Hypothetical	1,000.00	1,023.11	1.71	0.34

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50	J.P. Morgan Tax Aware Funds	April 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

April 30, 2023	J.P. Morgan Tax Aware Funds	51

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. April 2023.
SAN-TA-423

Semi-Annual Report
J.P. Morgan Funds
April 30, 2023  (Unaudited)
JPMorgan Global Allocation Fund
JPMorgan Income Builder Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
June 15, 2023 (Unaudited)
Dear Shareholder,
Financial markets largely generated positive returns for the six months ended April 30, 2023, even as rising interest rates, weaker corporate earnings and geopolitical uncertainty weighed on global economic growth. Overall, global equity markets – led by European stocks – generally outperformed bond markets for the reporting period.

“While the effects of rising interest
rates is likely to adversely impact
economic growth in the months
ahead, other factors may aid the
global economic outlook, as energy
prices have trended downward in
recent months and the re-opening of
China’s economy may provide
support for increased global trade.”
— Brian S. Shlissel

While economic growth has slowed in recent quarters, to date, the U.S. has avoided formal entry into a recession. Moreover, inflation has decelerated from last year’s historical highs as energy and electricity prices receded in 2023, allowing the U.S. Federal Reserve in June 2023 to refrain from further raising interest rates for the first time since January 2022, though the central bank stated it may find it necessary to raise rates in the future. The job market in the U.S. remained strong throughout the period as the reported monthly unemployment rate ranged between 3.6% and 3.4% for the six months ended April 30, 2023.
Across Europe, inflationary pressures remained high and both the European Central Bank and the Bank of England continued to raise interest rates during the period. Unemployment across the EU stood at 6%, while the U.K. jobless rate fell to 3.8% in
April 2023. Notably, European equity markets generally outperformed other developed markets during the period, potentially driven by more attractive valuations relative to U.S. companies.
The International Monetary Fund’s (IMF) April 2023 economic outlook warned that global output is likely to decline to 2.8% for 2023, amid weakness in parts of the financial sector, continued inflationary pressures and the ongoing war in Ukraine. Further, the IMF forecast developed market economies to decelerate at a faster pace than emerging market economies.
While the effects of rising interest rates is likely to adversely impact economic growth in the months ahead, other factors may aid the global economic outlook, as energy prices have trended downward in recent months and the re-opening of China’s economy may provide support for increased global trade.  Regardless of the economic backdrop, we believe investors who hold a well-diversified portfolio and a long-term outlook may be better positioned to benefit from opportunities presented by global financial markets. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

April 30, 2023	J.P. Morgan Funds	1

J.P. Morgan Funds
MARKET OVERVIEW
SIX MONTHS ENDED April 30, 2023 (Unaudited)
Global financial markets largely generated positive returns for the period and completed a rebound from the sell-offs that marked the middle of 2022. Developed markets equity generally outperformed emerging markets equity, while emerging markets debt mostly outperformed developed markets debt.
However, equity markets performance was mixed on a month-to-month basis, even if the overall trend was upward. For the six months ended April 30, 2023, the  MSCI EAFE Index returned 24.19%, the MSCI Emerging Markets Index returned 16.36% and the S&P 500 Index returned 8.63%. Within bond markets, the Bloomberg Emerging Markets USD Aggregate Index returned 10.28%, the Bloomberg Global Aggregate (USD) Index returned 8.91% and the ICE BofAM 3-month Treasury Bill Index returned 2.10%.
Leading central banks continued to raise interest rates throughout the six-month period, though the size of increases narrowed in 2023 as the policy response to inflationary pressure grew less aggressive. Notably, the Bank of Japan maintained its negative interest rate policy amid weak consumption data and marginal economic growth.
While global inflation rates remained elevated during the period, they retreated from the 40-year highs reached in 2022, and price data in the U.S. and the Euro Area indicated a slowing trend. Though inflation in the U.K. declined in the final months of 2022, the U.K. consumer price index rose more than expected in 2023.
Lower energy prices were a leading contributor to declining global inflation in the second half of the period. Following Russia’s invasion of Ukraine in late February 2022, the European Union and the U.K. largely avoided an extended energy crisis by securing alternative sources to Russian natural gas and moved to build up reserves of both natural gas and petroleum ahead of the winter months.
Meanwhile, economic activity and aggregate demand in China accelerated after the country’s leadership lifted strict anti-pandemic policies in late 2022. The rebound in China helped to lift equity prices in China and its leading emerging market trading partners. Additionally, investor expectations that central banks in emerging markets may begin to lower interest rates sooner than in developed markets provided support for emerging markets debt.

2	J.P. Morgan Funds	April 30, 2023

JPMorgan Global Allocation Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.72%
MSCI All Country World Index (net total return)	12.68%
Bloomberg Global Aggregate Index (Unhedged USD)	8.92%
60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (Unhedged)	10.97%
Net Assets as of 4/30/2023 (In Thousands)	$3,309,893
INVESTMENT OBJECTIVE**
The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended April 30, 2023, the Fund’s Class I Shares underperformed the MSCI All Country World Index (net total return) (the “Benchmark”), outperformed the Bloomberg Global Aggregate Index (Unhedged USD) and underperformed the 60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index.
Relative to the Benchmark, which is an all-equity index, the Fund’s underweight allocation to equity was a leading detractor from performance as equity markets outperformed early in 2023.
Relative to 60% MSCI All Country World Index / 40% Bloomberg Global Aggregate Index, the Fund’s overall neutral position in equities was a leading detractor from performance, while the Fund’s allocation to developed markets equities and its allocation to global sovereign bonds helped relative performance.
HOW WAS THE FUND POSITIONED?
During the reporting period, the Fund’s portfolio managers brought the overall equity allocation to neutral. The portfolio managers decreased the Fund’s allocation to below-investment-grade credit and added to higher quality corporate credit. The portfolio managers also increased the Fund’s overall duration by holding non-U.S. government bonds and U.S. Treasury futures. Duration is a measure of the price sensitivity of a portfolio of bonds relative to changes in interest rates.

TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Income Fund, Class R6	4.9%
2.	Microsoft Corp.	2.3
3.	U.S. Treasury Notes 0.88%, 1/31/2024	1.7
4.	Amazon.com, Inc.	1.5
5.	Apple, Inc.	1.3
6.	UnitedHealth Group, Inc.	1.0
7.	Meta Platforms, Inc., Class A	0.9
8.	Mastercard, Inc., Class A	0.8
9.	Coca-Cola Co. (The)	0.8
10.	AbbVie, Inc.	0.8

PORTFOLIO COMPOSITION AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Common Stocks	48.0%
Corporate Bonds	28.3
Foreign Government Securities	13.2
Investment Companies	4.9
U.S. Treasury Obligations	1.7
Others (each less than 1.0%)	0.9
Short-Term Investments	3.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

April 30, 2023	J.P. Morgan Funds	3

JPMorgan Global Allocation Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2011
With Sales Charge **		4.65%	(5.65)%	2.46%	4.32%
Without Sales Charge		9.60	(1.20)	3.40	4.80
CLASS C SHARES	May 31, 2011
With CDSC ***		8.28	(2.75)	2.88	4.38
Without CDSC		9.28	(1.75)	2.88	4.38
CLASS I SHARES	May 31, 2011	9.72	(0.95)	3.66	5.06
CLASS R2 SHARES	May 31, 2011	9.40	(1.56)	3.02	4.48
CLASS R3 SHARES	October 1, 2018	9.54	(1.32)	3.28	4.74
CLASS R4 SHARES	October 1, 2018	9.63	(1.14)	3.54	5.00
CLASS R5 SHARES	October 1, 2018	9.73	(0.92)	3.69	5.08
CLASS R6 SHARES	November 1, 2017	9.77	(0.84)	3.79	5.14

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
Returns for Class R3 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Allocation Fund, the MSCI All Country
World Index (net total return), the Bloomberg Global Aggregate Index – (Unhedged USD) and 60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (Unhedged) from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index (net total return), the Bloomberg Global Aggregate Index – (Unhedged USD) and 60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (Unhedged) do not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of 60% MSCI All Country World Index (net total return) / 40% Bloomberg Global Aggregate Index (Unhedged) does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The MSCI All Country World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Index –

4	J.P. Morgan Funds	April 30, 2023

(Unhedged USD) provides a broad-based measure of the global investment-grade fixed income markets. Investors cannot invest directly in an index.
Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Class I Shares have a $1,000,000 minimum initial investment. Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

April 30, 2023	J.P. Morgan Funds	5

JPMorgan Income Builder Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	8.46%
MSCI World Index (net total return)	12.26%
Bloomberg U.S. Aggregate Index	6.91%
60% MSCI World Index (net of total return) / 40% Bloomberg U.S. Aggregate Index	10.14%
Net Assets as of 4/30/2023 (In Thousands)	$9,969,028
INVESTMENT OBJECTIVE**
The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended April 30, 2023, the Fund’s Class A Shares, without a sales charge, underperformed the MSCI World Index (net total return) (the “Benchmark”), outperformed the Bloomberg U.S. Aggregate Index and underperformed the combined 60% MSCI World Index (net total return) / 40% Bloomberg U.S. Aggregate Index.
Relative to the Benchmark, which is an all-equity index, the Fund’s underweight allocation to equity was a leading detractor from performance as equity markets outperformed during the start to 2023.
Relative to the Bloomberg U.S. Aggregate Index, which primarily contains U.S. government bonds, the Fund’s allocation to a more diversified set of corporate bonds contributed to performance.
Relative to the 60% MSCI World Index / 40% Bloomberg US Aggregate Index, the Fund’s overall smaller allocation to equities early in the period was a leading detractor from performance, while the Fund’s allocation to developed market equities and its mix of corporate credit and government bonds helped relative performance.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers decreased the Fund’s overall equities exposure but maintained its positioning in credit. The portfolio managers also increased the Fund’s allocation to higher yielding strategies, including the JPMorgan Equity Premium Income ETF. The portfolio managers sought to balance credit allocations with more conservative exposures through U.S. Treasury futures.

TOP TEN POSITIONS OF THE PORTFOLIO AS OF April 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Equity Premium Income ETF	7.6%
2.	Royal Bank of Canada, ELN, 9.00%, 6/15/2023, (linked to Nasdaq-100 Index) (Canada)	1.0
3.	U.S. Treasury Notes 0.88%, 1/31/2024	1.0
4.	AbbVie, Inc.	0.5
5.	Coca-Cola Co. (The)	0.4
6.	Samsung Electronics Co. Ltd. (South Korea)	0.4
7.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	0.4
8.	Prologis, Inc.	0.4
9.	Roche Holding AG	0.4
10.	CME Group, Inc.	0.3

PORTFOLIO COMPOSITION AS OF April 30, 2023	PERCENT OF TOTAL INVESTMENTS
Common Stocks	37.0%
Corporate Bonds	31.8
Exchange-Traded Funds	7.6
Commercial Mortgage-Backed Securities	3.9
Collateralized Mortgage Obligations	3.6
Loan Assignments	2.2
U.S. Treasury Obligations	1.4
Asset-Backed Securities	1.3
Equity Linked Notes	1.0
Foreign Government Securities	1.0
Others (each less than 1.0%)	1.3
Short-Term Investments	7.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Funds	April 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

April 30, 2023	J.P. Morgan Funds	7

JPMorgan Income Builder Fund
FUND COMMENTARY
SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF April 30, 2023

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2007
With Sales Charge **		3.63%	(5.16)%	2.10%	3.39%
Without Sales Charge		8.46	(0.73)	3.05	3.87
CLASS C SHARES	May 31, 2007
With CDSC ***		7.22	(2.24)	2.54	3.45
Without CDSC		8.22	(1.24)	2.54	3.45
CLASS I SHARES	May 31, 2007	8.53	(0.58)	3.22	4.02
CLASS R6 SHARES	November 1, 2017	8.57	(0.49)	3.31	4.07

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (4/30/13 TO 4/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information, please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index (net total return), the Bloomberg U.S. Aggregate Index and 60% MSCI All Country World Index (net total return) / 40% Bloomberg U.S. Aggregate Index from April 30, 2013 to April 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index (net total return), the Bloomberg U.S. Aggregate Index and 60% MSCI All Country World Index (net total return) / 40% Bloomberg U.S. Aggregate Index do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index (net total return) assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Funds	April 30, 2023

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 45.4%
Australia — 0.6%
Ampol Ltd.	2	30
AngloGold Ashanti Ltd.	15	390
ANZ Group Holdings Ltd.	19	315
APA Group	8	52
Aristocrat Leisure Ltd.	4	97
ASX Ltd.	1	57
Aurizon Holdings Ltd.	12	27
BHP Group Ltd.	11	331
BHP Group Ltd.	147	4,326
BlueScope Steel Ltd.	3	40
Brambles Ltd.	9	85
Cochlear Ltd.	—	70
Coles Group Ltd.	9	104
Commonwealth Bank of Australia	11	726
Computershare Ltd.	4	52
Dexus, REIT	7	36
EBOS Group Ltd.	1	29
Endeavour Group Ltd.	9	42
Flutter Entertainment plc *	1	216
Fortescue Metals Group Ltd.	11	153
Glencore plc	67	394
Goodman Group, REIT	11	141
GPT Group (The), REIT	12	36
IDP Education Ltd. (a)	1	25
IGO Ltd.	4	41
Insurance Australia Group Ltd.	16	53
LendLease Corp. Ltd.	4	22
Lottery Corp. Ltd. (The)	14	48
Macquarie Group Ltd.	2	290
Medibank Pvt Ltd.	18	42
Mineral Resources Ltd.	1	54
Mirvac Group, REIT	26	41
National Australia Bank Ltd.	20	393
Newcrest Mining Ltd.	6	110
Northern Star Resources Ltd.	8	67
Orica Ltd.	3	31
Origin Energy Ltd.	11	62
Pilbara Minerals Ltd.	16	47
Qantas Airways Ltd. *	6	27
QBE Insurance Group Ltd.	10	98
Ramsay Health Care Ltd.	1	51
REA Group Ltd.	—	32
Reece Ltd.	2	18
Rio Tinto Ltd.	2	180
INVESTMENTS	SHARES (000)	VALUE ($000)

Australia — continued
Rio Tinto plc	100	6,328
Santos Ltd.	21	98
Scentre Group, REIT	34	64
SEEK Ltd.	2	36
Sonic Healthcare Ltd.	3	69
South32 Ltd.	30	85
Stockland, REIT	15	46
Suncorp Group Ltd.	8	68
Telstra Group Ltd.	26	76
Transurban Group	20	198
Treasury Wine Estates Ltd.	5	43
Vicinity Ltd., REIT	25	35
Washington H Soul Pattinson & Co. Ltd.	1	29
Wesfarmers Ltd.	7	254
Westpac Banking Corp.	23	339
WiseTech Global Ltd.	1	44
Woodside Energy Group Ltd.	17	395
Woodside Energy Group Ltd.	37	841
Woolworths Group Ltd.	8	202
		18,731
Austria — 0.0% ^
Erste Group Bank AG	2	81
Mondi plc	3	50
OMV AG	1	45
Verbund AG	1	39
voestalpine AG	1	26
		241
Belgium — 0.1%
Ageas SA	1	46
Anheuser-Busch InBev SA	6	365
D'ieteren Group	—	30
Elia Group SA/NV	—	29
Groupe Bruxelles Lambert NV	1	58
KBC Group NV	47	3,391
Sofina SA	—	23
Solvay SA	1	58
UCB SA	1	76
Umicore SA	1	45
Warehouses De Pauw CVA, REIT	1	32
		4,153
Brazil — 0.2%
B3 SA - Brasil Bolsa Balcao	183	429
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	9

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Brazil — continued
Gerdau SA (Preference)	98	494
Itau Unibanco Holding SA (Preference)	156	808
Localiza Rent a Car SA *	56	648
Lojas Renner SA *	202	640
NU Holdings Ltd., Class A *	95	489
Petroleo Brasileiro SA (Preference)	150	713
Raia Drogasil SA	151	795
TIM SA	213	597
Transmissora Alianca de Energia Eletrica SA	78	566
Yara International ASA	1	43
		6,222
Canada — 0.7%
Alimentation Couche-Tard, Inc.	60	3,017
Canadian National Railway Co.	35	4,139
Fairfax Financial Holdings Ltd.	1	612
Toronto-Dominion Bank (The)	277	16,794
		24,562
Chile — 0.0% ^
Antofagasta plc	3	47
Banco Santander Chile	11,465	548
		595
China — 3.1%
Acrobiosystems Co. Ltd., Class A *	7	112
Advanced Micro-Fabrication Equipment, Inc., Class A *	19	508
Aier Eye Hospital Group Co. Ltd., Class A *	288	1,225
Alibaba Group Holding Ltd. *	198	2,089
Amoy Diagnostics Co. Ltd., Class A *	101	412
Angel Yeast Co. Ltd., Class A *	169	977
Anjoy Foods Group Co. Ltd., Class A *	33	821
Asymchem Laboratories Tianjin Co. Ltd., Class A *	5	97
Asymchem Laboratories Tianjin Co. Ltd., Class H * (b)	36	453
Bank of Ningbo Co. Ltd., Class A	231	916
Baoshan Iron & Steel Co. Ltd., Class A *	875	814
Beijing Huafeng Test & Control Technology Co. Ltd., Class A *	13	511
Beijing Kingsoft Office Software, Inc., Class A *	19	1,173
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A *	113	484
BOC Hong Kong Holdings Ltd.	24	76
BOE Technology Group Co. Ltd., Class A *	1,940	1,128
Budweiser Brewing Co. APAC Ltd. (b)	287	831
Chacha Food Co. Ltd., Class A *	49	307
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A *	26	415
China Construction Bank Corp., Class H	3,014	2,015
China Longyuan Power Group Corp. Ltd., Class H	476	500
China Merchants Bank Co. Ltd., Class A *	351	1,709
China Merchants Bank Co. Ltd., Class H *	257	1,241
China Resources Land Ltd.	126	587
China Yangtze Power Co. Ltd., Class A *	651	2,060
Chongqing Brewery Co. Ltd., Class A *	36	544
Chongqing Fuling Zhacai Group Co. Ltd., Class A *	98	364
Contemporary Amperex Technology Co. Ltd., Class A	20	663
Dongguan Yiheda Automation Co. Ltd., Class A *	74	584
ESR Group Ltd. (b)	13	20
Flat Glass Group Co. Ltd., Class H	271	762
Focus Media Information Technology Co. Ltd., Class A	1,094	1,019
Foshan Haitian Flavouring & Food Co. Ltd., Class A *	148	1,514
Fuyao Glass Industry Group Co. Ltd., Class A *	22	106
Fuyao Glass Industry Group Co. Ltd., Class H * (b)	76	311
Glodon Co. Ltd., Class A *	98	818
Guangdong Haid Group Co. Ltd., Class A *	73	583
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A *	37	437
H World Group Ltd. *	130	606
Haier Smart Home Co. Ltd., Class H *	525	1,711
Hangzhou First Applied Material Co. Ltd., Class A *	87	620
Hangzhou Tigermed Consulting Co. Ltd., Class A *	60	792
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
Han's Laser Technology Industry Group Co. Ltd., Class A *	128	483
Hefei Meiya Optoelectronic Technology, Inc., Class A *	155	607
Hongfa Technology Co. Ltd., Class A *	128	580
Hundsun Technologies, Inc., Class A *	237	1,692
Imeik Technology Development Co. Ltd., Class A *	13	998
Inner Mongolia Yili Industrial Group Co. Ltd., Class A *	399	1,704
iQIYI, Inc., ADR *	45	275
Jade Bird Fire Co. Ltd., Class A *	310	1,127
JD.com, Inc., Class A	54	964
Jiangsu Hengli Hydraulic Co. Ltd., Class A *	168	1,495
Jiumaojiu International Holdings Ltd. (b)	182	409
Kanzhun Ltd., ADR *	25	463
Kingdee International Software Group Co. Ltd. *	281	432
Kweichow Moutai Co. Ltd., Class A *	13	3,182
Laobaixing Pharmacy Chain JSC, Class A *	91	457
LONGi Green Energy Technology Co. Ltd., Class A *	291	1,472
Luzhou Laojiao Co. Ltd., Class A	41	1,333
Maxscend Microelectronics Co. Ltd., Class A *	32	472
Meituan * (b)	95	1,617
Montage Technology Co. Ltd., Class A *	127	1,119
Muyuan Foods Co. Ltd., Class A *	90	622
NARI Technology Co. Ltd., Class A *	255	964
NetEase, Inc.	60	1,075
Ningbo Tuopu Group Co. Ltd., Class A *	115	843
NXP Semiconductors NV	64	10,553
Oppein Home Group, Inc., Class A *	32	536
Ping An Bank Co. Ltd., Class A *	630	1,144
Ping An Insurance Group Co. of China Ltd., Class A	252	1,893
Ping An Insurance Group Co. of China Ltd., Class H	205	1,496
Prosus NV	5	388
Proya Cosmetics Co. Ltd., Class A *	19	451
Qingdao Haier Biomedical Co. Ltd., Class A *	52	520
INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued
Shandong Sinocera Functional Material Co. Ltd., Class A *	182	774
Shanghai Baosight Software Co. Ltd., Class A *	137	1,070
Shanghai Liangxin Electrical Co. Ltd., Class A	592	983
Shenzhen Inovance Technology Co. Ltd., Class A *	116	1,033
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A *	42	1,890
Shenzhou International Group Holdings Ltd.	73	702
Sichuan Swellfun Co. Ltd., Class A *	26	244
Silergy Corp.	33	521
SITC International Holdings Co. Ltd.	9	17
Skshu Paint Co. Ltd., Class A *	87	1,282
StarPower Semiconductor Ltd., Class A *	16	545
Suzhou Maxwell Technologies Co. Ltd., Class A *	25	977
Tencent Holdings Ltd.	207	9,199
Wanhua Chemical Group Co. Ltd., Class A *	168	2,245
Wilmar International Ltd.	12	37
Wuliangye Yibin Co. Ltd., Class A	30	724
WuXi AppTec Co. Ltd., Class H (b)	53	466
Wuxi Biologics Cayman, Inc. * (b)	81	486
Xinyi Glass Holdings Ltd.	12	22
XPeng, Inc., Class A *	76	364
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A *	80	516
Yonyou Network Technology Co. Ltd., Class A *	140	439
Yunnan Energy New Material Co. Ltd. *	32	478
Zhejiang Dingli Machinery Co. Ltd., Class A *	99	730
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A *	175	1,734
Zhejiang Supcon Technology Co. Ltd., Class A *	46	640
Zhuzhou CRRC Times Electric Co. Ltd. *	39	158
Zhuzhou CRRC Times Electric Co. Ltd., Class A *	73	491
Zijin Mining Group Co. Ltd., Class H *	328	555
		103,603
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	11

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Denmark — 0.5%
AP Moller - Maersk A/S, Class A	—	36
AP Moller - Maersk A/S, Class B	—	60
Carlsberg A/S, Class B	1	104
Chr Hansen Holding A/S	1	53
Coloplast A/S, Class B	13	1,837
Danske Bank A/S *	4	94
Demant A/S *	1	26
DSV A/S	1	228
Genmab A/S *	—	175
Novo Nordisk A/S, Class B	79	13,112
Novozymes A/S, Class B	1	69
Orsted A/S (b)	1	110
Pandora A/S	1	54
ROCKWOOL A/S, Class B	—	14
Tryg A/S	2	55
Vestas Wind Systems A/S *	7	181
		16,208
Finland — 0.2%
Elisa OYJ	1	57
Fortum OYJ	3	43
Kesko OYJ, Class B	2	37
Kone OYJ, Class B	2	125
Metso Outotec OYJ (a)	4	48
Neste OYJ	3	133
Nokia OYJ	35	148
Nordea Bank Abp	424	4,715
Orion OYJ, Class B	1	32
Sampo OYJ, Class A	3	157
Stora Enso OYJ, Class R	4	45
UPM-Kymmene OYJ	3	110
Wartsila OYJ Abp	3	36
		5,686
France — 2.5%
Accor SA *	1	39
Adevinta ASA *	2	15
Aeroports de Paris *	—	30
Air Liquide SA	17	3,116
Airbus SE	4	536
Alstom SA	2	52
Amundi SA (b)	—	26
Arkema SA	—	38
AXA SA (a)	12	397
BioMerieux	—	28
INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued
BNP Paribas SA	7	465
Bollore SE	6	39
Bouygues SA (a)	2	53
Bureau Veritas SA	2	55
Capgemini SE	13	2,391
Carrefour SA	4	80
Cie de Saint-Gobain	3	185
Cie Generale des Etablissements Michelin SCA	4	140
Covivio SA, REIT	—	19
Credit Agricole SA	8	96
Danone SA	4	275
Dassault Aviation SA	—	32
Dassault Systemes SE	4	175
Edenred	2	105
Eiffage SA	1	64
Engie SA (a)	12	189
EssilorLuxottica SA	2	373
Eurazeo SE	—	20
Gecina SA, REIT	—	33
Getlink SE	3	53
Hermes International	—	445
Ipsen SA	—	29
Kering SA	1	311
Klepierre SA, REIT	1	35
La Francaise des Jeux SAEM (b)	1	29
Legrand SA	86	8,103
L'Oreal SA	5	2,452
LVMH Moet Hennessy Louis Vuitton SE	24	22,531
Orange SA	13	168
Pernod Ricard SA	1	308
Publicis Groupe SA	2	121
Remy Cointreau SA	—	26
Renault SA *	1	46
Safran SA	61	9,528
Sartorius Stedim Biotech	—	48
SEB SA	—	19
Societe Generale SA	5	127
Sodexo SA *	1	61
Teleperformance	—	77
Thales SA	1	105
TotalEnergies SE	90	5,722
Unibail-Rodamco-Westfield, REIT *	1	41
Valeo	1	26
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
France — continued
Veolia Environnement SA	4	136
Vinci SA	176	21,696
Vivendi SE (a)	5	51
Wendel SE *	—	19
Worldline SA * (b)	2	67
		81,446
Germany — 1.2%
adidas AG	12	2,189
Allianz SE (Registered)	21	5,198
Aroundtown SA *	6	9
BASF SE	6	308
Bayer AG (Registered)	6	420
Bayerische Motoren Werke AG	2	240
Bayerische Motoren Werke AG (Preference)	—	41
Bechtle AG	1	25
Beiersdorf AG	1	91
Brenntag SE	1	81
Carl Zeiss Meditec AG	—	35
Commerzbank AG *	7	76
Continental AG	1	50
Covestro AG * (b)	1	55
Daimler Truck Holding AG *	3	97
Deutsche Bank AG (Registered)	13	147
Deutsche Boerse AG	14	2,578
Deutsche Lufthansa AG (Registered) *	4	42
Deutsche Post AG (Registered)	6	308
Deutsche Telekom AG (Registered)	95	2,285
Dr Ing hc F Porsche AG (Preference) * (c)	1	92
E.ON SE	15	192
Evonik Industries AG	1	30
Fresenius Medical Care AG & Co. KGaA	1	64
Fresenius SE & Co. KGaA	3	79
GEA Group AG	1	46
Hannover Rueck SE	—	83
HeidelbergCement AG	1	71
HelloFresh SE *	1	29
Henkel AG & Co. KGaA	1	51
Henkel AG & Co. KGaA (Preference)	1	93
Infineon Technologies AG	8	307
Knorr-Bremse AG	—	33
LEG Immobilien SE *	1	30
INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued
Mercedes-Benz Group AG	5	405
Merck KGaA	1	150
MTU Aero Engines AG	—	91
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1	341
Nemetschek SE	—	29
Porsche Automobil Holding SE (Preference) *	1	55
Puma SE	1	40
Rational AG	—	23
Rheinmetall AG	—	83
RWE AG	440	20,610
SAP SE	7	915
Sartorius AG (Preference)	—	61
Scout24 SE (b)	1	32
Siemens AG (Registered)	5	816
Siemens Energy AG *	3	82
Siemens Healthineers AG (b)	2	114
Symrise AG	1	104
Telefonica Deutschland Holding AG	7	23
United Internet AG (Registered)	1	10
Volkswagen AG	—	32
Volkswagen AG (Preference)	1	164
Vonovia SE	5	100
Zalando SE * (b)	1	59
		39,814
Greece — 0.0% ^
Hellenic Telecommunications Organization SA	31	458
Hong Kong — 0.5%
AIA Group Ltd.	1,072	11,669
CK Asset Holdings Ltd.	13	76
CK Infrastructure Holdings Ltd.	4	23
CLP Holdings Ltd.	11	78
Futu Holdings Ltd., ADR *	—	17
Hang Lung Properties Ltd.	13	24
Hang Seng Bank Ltd.	5	76
Henderson Land Development Co. Ltd.	9	32
HKT Trust & HKT Ltd.	25	33
Hong Kong & China Gas Co. Ltd.	73	65
Hong Kong Exchanges & Clearing Ltd.	20	814
Hongkong Land Holdings Ltd.	7	32
Jardine Matheson Holdings Ltd.	1	48
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	13

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hong Kong — continued
Link, REIT	16	107
MTR Corp. Ltd.	10	50
New World Development Co. Ltd.	10	25
Power Assets Holdings Ltd.	9	51
Prudential plc	83	1,270
Sino Land Co. Ltd.	22	30
Sun Hung Kai Properties Ltd.	10	132
Swire Pacific Ltd., Class A	3	24
Swire Properties Ltd.	7	20
Techtronic Industries Co. Ltd.	48	519
WH Group Ltd. (b)	54	30
Wharf Real Estate Investment Co. Ltd.	11	63
		15,308
Hungary — 0.0% ^
OTP Bank Nyrt.	15	469
India — 0.6%
HDFC Bank Ltd., ADR *	230	16,060
ICICI Bank Ltd., ADR	52	1,194
Infosys Ltd., ADR	130	2,013
		19,267
Indonesia — 0.3%
Bank Central Asia Tbk. PT	7,717	4,776
Bank Rakyat Indonesia Persero Tbk. PT	3,875	1,350
Telkom Indonesia Persero Tbk. PT	8,500	2,462
		8,588
Ireland — 0.0% ^
AerCap Holdings NV *	1	60
AIB Group plc	7	30
Bank of Ireland Group plc	7	72
CRH plc	5	234
Kerry Group plc, Class A	1	93
Kerry Group plc, Class A	—	15
Kingspan Group plc	1	59
Kingspan Group plc	—	10
Smurfit Kappa Group plc	1	59
		632
Israel — 0.0% ^
Azrieli Group Ltd.	—	15
Bank Hapoalim BM	8	71
Bank Leumi Le-Israel BM	10	79
INVESTMENTS	SHARES (000)	VALUE ($000)

Israel — continued
Bezeq The Israeli Telecommunication Corp. Ltd.	14	19
Check Point Software Technologies Ltd. *	1	83
Elbit Systems Ltd.	—	32
First International Bank of Israel Ltd. (The)	—	13
ICL Group Ltd.	5	28
Israel Discount Bank Ltd., Class A	8	40
Mizrahi Tefahot Bank Ltd.	1	33
Nice Ltd. *	1	84
Teva Pharmaceutical Industries Ltd., ADR *	7	63
Tower Semiconductor Ltd. *	1	31
Wix.com Ltd. *	—	32
		623
Italy — 0.1%
Amplifon SpA	1	29
Assicurazioni Generali SpA	7	150
Coca-Cola HBC AG	1	40
Davide Campari-Milano NV	3	44
DiaSorin SpA	—	19
Enel SpA	53	359
Eni SpA	16	244
Ferrari NV	1	227
FinecoBank Banca Fineco SpA	4	60
Infrastrutture Wireless Italiane SpA (b)	2	30
Intesa Sanpaolo SpA	105	275
Mediobanca Banca di Credito Finanziario SpA	4	42
Moncler SpA	1	98
Nexi SpA * (b)	4	32
Poste Italiane SpA (b)	3	35
Prysmian SpA	2	67
Recordati Industria Chimica e Farmaceutica SpA	1	31
Snam SpA	13	72
Telecom Italia SpA * (a)	64	19
Terna - Rete Elettrica Nazionale	9	79
UniCredit SpA	13	246
		2,198
Japan — 1.9%
Advantest Corp.	1	94
Aeon Co. Ltd.	4	86
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
AGC, Inc.	1	48
Aisin Corp.	1	29
Ajinomoto Co., Inc.	3	104
ANA Holdings, Inc. *	1	22
Asahi Group Holdings Ltd.	3	112
Asahi Intecc Co. Ltd.	1	25
Asahi Kasei Corp.	8	59
Astellas Pharma, Inc.	12	179
Azbil Corp.	1	20
Bandai Namco Holdings, Inc.	4	89
BayCurrent Consulting, Inc.	1	31
Bridgestone Corp.	4	149
Brother Industries Ltd.	2	24
Canon, Inc.	6	152
Capcom Co. Ltd.	1	41
Central Japan Railway Co.	1	111
Chiba Bank Ltd. (The)	3	22
Chubu Electric Power Co., Inc.	4	47
Chugai Pharmaceutical Co. Ltd.	4	111
Concordia Financial Group Ltd.	7	27
CyberAgent, Inc.	3	24
Dai Nippon Printing Co. Ltd.	1	40
Daifuku Co. Ltd.	2	39
Dai-ichi Life Holdings, Inc.	6	119
Daiichi Sankyo Co. Ltd.	11	388
Daikin Industries Ltd.	2	291
Daito Trust Construction Co. Ltd.	—	38
Daiwa House Industry Co. Ltd.	4	99
Daiwa House REIT Investment Corp., REIT	—	30
Daiwa Securities Group, Inc.	9	41
Denso Corp.	3	169
Dentsu Group, Inc.	1	47
Disco Corp.	1	68
East Japan Railway Co.	2	114
Eisai Co. Ltd.	2	92
ENEOS Holdings, Inc.	20	70
FANUC Corp.	6	203
Fast Retailing Co. Ltd.	1	260
Fuji Electric Co. Ltd.	1	32
FUJIFILM Holdings Corp.	2	120
Fujitsu Ltd.	1	173
GLP J-REIT, REIT	—	32
GMO Payment Gateway, Inc.	—	23
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Hakuhodo DY Holdings, Inc.	2	19
Hamamatsu Photonics KK	1	42
Hankyu Hanshin Holdings, Inc.	2	47
Hikari Tsushin, Inc.	—	14
Hirose Electric Co. Ltd.	—	27
Hitachi Construction Machinery Co. Ltd.	1	15
Hitachi Ltd.	6	348
Honda Motor Co. Ltd.	10	278
Hoshizaki Corp.	1	25
Hoya Corp.	125	13,138
Hulic Co. Ltd.	2	21
Ibiden Co. Ltd.	1	28
Idemitsu Kosan Co. Ltd.	1	30
Iida Group Holdings Co. Ltd.	1	18
Inpex Corp.	7	73
Isuzu Motors Ltd.	4	45
ITOCHU Corp.	8	255
Itochu Techno-Solutions Corp.	1	18
Japan Airlines Co. Ltd.	1	17
Japan Exchange Group, Inc.	3	52
Japan Metropolitan Fund Invest, REIT	—	34
Japan Post Bank Co. Ltd.	9	74
Japan Post Holdings Co. Ltd.	15	128
Japan Post Insurance Co. Ltd.	1	21
Japan Real Estate Investment Corp., REIT	—	32
Japan Tobacco, Inc.	8	166
JFE Holdings, Inc.	3	38
JSR Corp.	1	28
Kajima Corp.	3	37
Kansai Electric Power Co., Inc. (The)	5	50
Kao Corp.	3	125
KDDI Corp.	10	325
Keio Corp.	1	26
Keisei Electric Railway Co. Ltd.	1	28
Keyence Corp.	7	3,157
Kikkoman Corp.	1	53
Kintetsu Group Holdings Co. Ltd.	1	37
Kirin Holdings Co. Ltd.	5	86
Kobayashi Pharmaceutical Co. Ltd.	—	19
Kobe Bussan Co. Ltd.	1	28
Koei Tecmo Holdings Co. Ltd.	1	15
Koito Manufacturing Co. Ltd.	1	25
Komatsu Ltd.	6	149
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	15

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Konami Group Corp.	1	30
Kose Corp.	—	23
Kubota Corp.	6	98
Kurita Water Industries Ltd.	1	29
Kyocera Corp.	2	105
Kyowa Kirin Co. Ltd.	2	40
Lasertec Corp.	1	68
Lixil Corp.	2	30
M3, Inc.	3	69
Makita Corp.	1	39
Marubeni Corp.	10	142
MatsukiyoCocokara & Co.	1	37
Mazda Motor Corp.	4	33
McDonald's Holdings Co. Japan Ltd.	1	21
MEIJI Holdings Co. Ltd.	1	34
MINEBEA MITSUMI, Inc.	2	43
MISUMI Group, Inc.	2	45
Mitsubishi Chemical Group Corp.	8	49
Mitsubishi Corp.	8	300
Mitsubishi Electric Corp.	12	155
Mitsubishi Estate Co. Ltd.	7	90
Mitsubishi HC Capital, Inc.	5	24
Mitsubishi Heavy Industries Ltd.	2	80
Mitsubishi UFJ Financial Group, Inc.	341	2,136
Mitsui & Co. Ltd.	9	287
Mitsui Chemicals, Inc.	1	33
Mitsui Fudosan Co. Ltd.	6	117
Mitsui OSK Lines Ltd.	2	57
Mizuho Financial Group, Inc.	16	226
MonotaRO Co. Ltd.	2	24
MS&AD Insurance Group Holdings, Inc.	3	92
Murata Manufacturing Co. Ltd.	4	210
NEC Corp.	2	62
Nexon Co. Ltd.	3	70
NGK Insulators Ltd.	2	20
NIDEC Corp.	3	143
Nihon M&A Center Holdings, Inc.	2	15
Nintendo Co. Ltd.	7	304
Nippon Building Fund, Inc., REIT	—	42
Nippon Express Holdings, Inc.	1	29
Nippon Paint Holdings Co. Ltd.	5	48
Nippon Prologis REIT, Inc., REIT	—	32
Nippon Sanso Holdings Corp.	1	20
Nippon Shinyaku Co. Ltd.	—	14
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Nippon Steel Corp.	5	111
Nippon Telegraph & Telephone Corp.	89	2,719
Nippon Yusen KK	3	73
Nissan Chemical Corp.	1	36
Nissan Motor Co. Ltd.	15	55
Nisshin Seifun Group, Inc.	1	15
Nissin Foods Holdings Co. Ltd.	—	39
Nitori Holdings Co. Ltd.	1	76
Nitto Denko Corp.	1	58
Nomura Holdings, Inc.	19	68
Nomura Real Estate Holdings, Inc.	1	20
Nomura Real Estate Master Fund, Inc., REIT	—	33
Nomura Research Institute Ltd.	3	65
NTT Data Corp.	4	56
Obayashi Corp.	4	36
Obic Co. Ltd.	—	62
Odakyu Electric Railway Co. Ltd.	2	27
Oji Holdings Corp.	5	21
Olympus Corp.	8	138
Omron Corp.	1	70
Ono Pharmaceutical Co. Ltd.	2	48
Open House Group Co. Ltd.	1	20
Oracle Corp.	—	14
Oriental Land Co. Ltd.	6	230
ORIX Corp.	8	133
Osaka Gas Co. Ltd.	2	40
Otsuka Corp.	1	25
Otsuka Holdings Co. Ltd.	3	88
Pan Pacific International Holdings Corp.	2	47
Panasonic Holdings Corp.	14	136
Persol Holdings Co. Ltd.	1	23
Rakuten Group, Inc.	6	28
Recruit Holdings Co. Ltd.	9	261
Renesas Electronics Corp. *	7	98
Resona Holdings, Inc.	14	70
Ricoh Co. Ltd.	4	30
Rohm Co. Ltd.	—	30
SBI Holdings, Inc.	2	31
SCSK Corp.	1	15
Secom Co. Ltd.	1	90
Seiko Epson Corp.	2	26
Sekisui Chemical Co. Ltd.	2	33
Sekisui House Ltd.	4	82
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Seven & i Holdings Co. Ltd.	5	222
SG Holdings Co. Ltd.	2	27
Sharp Corp. *	2	11
Shimadzu Corp.	2	50
Shimano, Inc.	1	77
Shimizu Corp.	4	24
Shin-Etsu Chemical Co. Ltd.	390	11,132
Shionogi & Co. Ltd.	2	76
Shiseido Co. Ltd.	3	130
Shizuoka Financial Group, Inc.	3	22
SMC Corp.	—	199
SoftBank Corp.	18	208
SoftBank Group Corp.	8	293
Sompo Holdings, Inc.	2	83
Sony Group Corp.	44	3,999
Square Enix Holdings Co. Ltd.	1	30
Subaru Corp.	4	65
SUMCO Corp.	2	29
Sumitomo Chemical Co. Ltd.	10	33
Sumitomo Corp.	7	131
Sumitomo Electric Industries Ltd.	5	59
Sumitomo Metal Mining Co. Ltd.	2	59
Sumitomo Mitsui Financial Group, Inc.	8	343
Sumitomo Mitsui Trust Holdings, Inc.	2	79
Sumitomo Realty & Development Co. Ltd.	2	47
Suntory Beverage & Food Ltd.	1	30
Suzuki Motor Corp.	2	84
Sysmex Corp.	1	71
T&D Holdings, Inc.	3	42
Taisei Corp.	1	41
Takeda Pharmaceutical Co. Ltd.	10	325
TDK Corp.	2	86
Terumo Corp.	4	126
TIS, Inc.	2	41
Tobu Railway Co. Ltd.	1	33
Toho Co. Ltd.	1	28
Tokio Marine Holdings, Inc.	462	9,281
Tokyo Electric Power Co. Holdings, Inc. *	10	35
Tokyo Electron Ltd.	3	344
Tokyo Gas Co. Ltd.	3	53
Tokyu Corp.	3	49
Toppan, Inc.	2	36
INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued
Toray Industries, Inc.	9	51
Toshiba Corp.	3	81
Tosoh Corp.	2	24
TOTO Ltd.	1	31
Toyota Industries Corp.	1	52
Toyota Motor Corp.	69	942
Toyota Tsusho Corp.	1	58
Trend Micro, Inc.	1	44
Unicharm Corp.	3	105
USS Co. Ltd.	1	24
Welcia Holdings Co. Ltd.	1	13
West Japan Railway Co.	1	61
Yakult Honsha Co. Ltd.	1	60
Yamaha Corp.	1	35
Yamaha Motor Co. Ltd.	2	49
Yamato Holdings Co. Ltd.	2	31
Yaskawa Electric Corp.	2	61
Yokogawa Electric Corp.	1	23
Z Holdings Corp.	17	47
ZOZO, Inc.	1	17
		64,168
Jordan — 0.0% ^
Hikma Pharmaceuticals plc	1	26
Luxembourg — 0.0% ^
ArcelorMittal SA *	3	96
Eurofins Scientific SE	1	61
		157
Macau — 0.0% ^
Galaxy Entertainment Group Ltd. *	14	100
Sands China Ltd. *	162	581
		681
Mexico — 0.3%
Grupo Aeroportuario del Pacifico SAB de CV, Class B	52	922
Grupo Aeroportuario del Sureste SAB de CV, ADR	3	905
Grupo Financiero Banorte SAB de CV, Class O	182	1,577
Wal-Mart de Mexico SAB de CV	1,706	6,875
		10,279
Netherlands — 1.1%
ABN AMRO Bank NV, CVA (b)	3	42
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	17

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Netherlands — continued
Adyen NV * (b)	—	225
Aegon NV	11	53
Akzo Nobel NV	1	97
Argenx SE *	—	72
Argenx SE *	—	67
ASM International NV	—	110
ASML Holding NV	22	14,111
Euronext NV * (b)	—	44
EXOR NV *	1	58
Heineken Holding NV	1	71
Heineken NV	2	193
IMCD NV	—	55
ING Groep NV (a)	24	299
JDE Peet's NV	1	20
Koninklijke Ahold Delhaize NV	7	233
Koninklijke KPN NV	21	78
Koninklijke Philips NV	6	121
NN Group NV	2	67
OCI NV	1	18
Randstad NV	1	42
Shell plc	622	19,125
Shell plc, ADR	5	313
Universal Music Group NV	5	102
Wolters Kluwer NV	2	224
		35,840
New Zealand — 0.0% ^
Auckland International Airport Ltd. *	8	44
Fisher & Paykel Healthcare Corp. Ltd.	4	64
Mercury NZ Ltd.	5	18
Meridian Energy Ltd.	8	28
Spark New Zealand Ltd.	12	39
Xero Ltd. *	1	55
		248
Norway — 0.0% ^
Aker BP ASA	2	49
DNB Bank ASA (a)	6	106
Equinor ASA	6	177
Gjensidige Forsikring ASA	1	23
Kongsberg Gruppen ASA	1	26
Mowi ASA	3	51
Norsk Hydro ASA (a)	9	64
Orkla ASA	5	35
INVESTMENTS	SHARES (000)	VALUE ($000)

Norway — continued
Salmar ASA	—	19
Telenor ASA (a)	4	56
		606
Peru — 0.0% ^
Credicorp Ltd.	7	910
Poland — 0.0% ^
Dino Polska SA * (b)	10	1,014
Portugal — 0.0% ^
EDP - Energias de Portugal SA	19	105
Galp Energia SGPS SA *	3	39
Jeronimo Martins SGPS SA	2	46
		190
Russia — 0.0% ^
Severstal PAO, GDR ‡ * (b)	58	19
TCS Group Holding plc, GDR ‡ * (b)	17	12
		31
Saudi Arabia — 0.1%
Saudi Basic Industries Corp.	28	684
Saudi National Bank (The)	90	1,181
		1,865
Singapore — 0.4%
CapitaLand Ascendas, REIT	22	47
CapitaLand Ascott Trust, REIT	1	1
CapitaLand Integrated Commercial Trust, REIT	34	52
Capitaland Investment Ltd.	17	47
City Developments Ltd.	3	15
DBS Group Holdings Ltd.	413	10,203
Genting Singapore Ltd.	39	33
Grab Holdings Ltd., Class A *	8	25
Jardine Cycle & Carriage Ltd.	1	15
Keppel Corp. Ltd.	9	44
Mapletree Logistics Trust, REIT	22	28
Mapletree Pan Asia Commercial Trust, REIT	15	20
Oversea-Chinese Banking Corp. Ltd.	22	207
Sea Ltd., ADR *	2	178
Sembcorp Marine Ltd. *	302	28
Singapore Airlines Ltd.	9	38
Singapore Exchange Ltd.	6	40
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
Singapore Technologies Engineering Ltd.	10	28
Singapore Telecommunications Ltd.	53	102
STMicroelectronics NV	4	189
United Overseas Bank Ltd.	8	164
UOL Group Ltd.	3	16
Venture Corp. Ltd.	2	24
		11,544
South Africa — 0.2%
Anglo American plc	77	2,366
Bid Corp. Ltd.	33	746
Capitec Bank Holdings Ltd.	6	543
Clicks Group Ltd.	42	625
FirstRand Ltd.	237	835
Sanlam Ltd.	166	512
		5,627
South Korea — 0.7%
Delivery Hero SE * (b)	1	44
HL Mando Co. Ltd.	14	494
JYP Entertainment Corp.	13	869
KB Financial Group, Inc.	31	1,134
Kia Corp.	12	786
LG Chem Ltd.	3	1,761
NAVER Corp.	4	503
Samsung Electronics Co. Ltd.	345	16,993
SK Hynix, Inc.	20	1,355
SK Telecom Co. Ltd.	11	398
S-Oil Corp.	8	427
		24,764
Spain — 0.2%
Acciona SA *	—	30
ACS Actividades de Construccion y Servicios SA	1	48
Aena SME SA * (b)	—	82
Amadeus IT Group SA *	3	205
Banco Bilbao Vizcaya Argentaria SA	39	286
Banco Santander SA	109	382
CaixaBank SA	29	106
Cellnex Telecom SA (b)	4	154
Corp. ACCIONA Energias Renovables SA *	—	15
EDP Renovaveis SA *	2	36
Enagas SA	2	32
INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued
Endesa SA	2	46
Ferrovial SA	3	99
Grifols SA *	2	20
Iberdrola SA	363	4,709
Industria de Diseno Textil SA	7	243
Naturgy Energy Group SA	1	29
Red Electrica Corp. SA	3	48
Repsol SA	9	131
Telefonica SA	33	152
		6,853
Sweden — 0.4%
Alfa Laval AB (a)	2	69
Assa Abloy AB, Class B	6	154
Atlas Copco AB, Class A	212	3,068
Atlas Copco AB, Class B	10	129
Boliden AB *	2	63
Electrolux AB, Class B	2	24
Embracer Group AB *	4	22
Epiroc AB, Class A	4	85
Epiroc AB, Class B	3	43
EQT AB	2	50
Essity AB, Class B	4	119
Evolution AB (b)	1	158
Fastighets AB Balder, Class B *	4	19
Getinge AB, Class B	1	38
H & M Hennes & Mauritz AB, Class B (a)	5	69
Hexagon AB, Class B	13	144
Holmen AB, Class B	1	23
Husqvarna AB, Class B	3	23
Industrivarden AB, Class A	1	24
Industrivarden AB, Class C	1	28
Indutrade AB	2	42
Investment AB Latour, Class B	1	21
Investor AB, Class A	3	71
Investor AB, Class B	12	253
Kinnevik AB, Class B *	2	26
L E Lundbergforetagen AB, Class B	—	24
Lifco AB, Class B	2	34
Nibe Industrier AB, Class B	10	110
Sagax AB, Class B	1	30
Sandvik AB	7	140
Securitas AB, Class B	3	29
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	19

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Sweden — continued
Skandinaviska Enskilda Banken AB, Class A	10	119
Skanska AB, Class B	2	36
SKF AB, Class B	2	45
Svenska Cellulosa AB SCA, Class B	4	54
Svenska Handelsbanken AB, Class A	9	83
Swedbank AB, Class A	6	102
Swedish Orphan Biovitrum AB *	1	27
Tele2 AB, Class B	4	40
Telefonaktiebolaget LM Ericsson, Class B	19	104
Telia Co. AB	17	48
Volvo AB, Class A	1	27
Volvo AB, Class B	335	6,880
Volvo Car AB, Class B * (a)	4	16
		12,713
Switzerland — 0.5%
ABB Ltd. (Registered)	10	366
Adecco Group AG (Registered) *	1	36
Alcon, Inc.	3	236
Bachem Holding AG	—	23
Baloise Holding AG (Registered)	—	50
Banque Cantonale Vaudoise (Registered) (a)	—	19
Barry Callebaut AG (Registered)	—	47
BKW AG	—	22
Chocoladefabriken Lindt & Spruengli AG	—	74
Chocoladefabriken Lindt & Spruengli AG (Registered)	—	123
Cie Financiere Richemont SA (Registered)	4	558
Clariant AG (Registered) *	2	23
Credit Suisse Group AG (Registered) *	23	21
DSM-Firmenich AG *	1	148
EMS-Chemie Holding AG (Registered) *	—	36
Geberit AG (Registered)	—	132
Givaudan SA (Registered)	—	206
Julius Baer Group Ltd.	2	99
Kuehne + Nagel International AG (Registered) (a)	—	104
Logitech International SA (Registered)	1	66
Lonza Group AG (Registered)	1	299
Novartis AG (Registered)	14	1,433
Partners Group Holding AG	—	141
INVESTMENTS	SHARES (000)	VALUE ($000)

Switzerland — continued
Schindler Holding AG	—	59
Schindler Holding AG (Registered)	—	32
SGS SA (Registered)	1	93
SIG Group AG	2	53
Sika AG (Registered)	1	260
Sonova Holding AG (Registered)	—	107
Straumann Holding AG (Registered)	1	108
Swatch Group AG (The)	—	64
Swatch Group AG (The) (Registered)	—	21
Swiss Life Holding AG (Registered)	—	131
Swiss Prime Site AG (Registered)	1	45
Swisscom AG (Registered)	—	115
Temenos AG (Registered)	1	35
UBS Group AG (Registered) *	22	440
VAT Group AG (b)	—	62
Wizz Air Holdings plc * (b)	10	362
Zurich Insurance Group AG	21	10,145
		16,394
Taiwan — 1.1%
Accton Technology Corp. *	73	713
Advantech Co. Ltd. *	48	585
ASE Technology Holding Co. Ltd. *	136	447
ASPEED Technology, Inc. *	7	599
Chailease Holding Co. Ltd. *	83	601
Eclat Textile Co. Ltd. *	35	557
eMemory Technology, Inc. *	4	239
Largan Precision Co. Ltd.	9	591
Realtek Semiconductor Corp. *	64	751
Taiwan Semiconductor Manufacturing Co. Ltd.	538	8,810
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	272	22,935
		36,828
Thailand — 0.1%
PTT Exploration & Production PCL	142	615
SCB X PCL	246	743
Thai Oil PCL	585	801
		2,159
United Arab Emirates — 0.0% ^
NMC Health plc ‡ *	3	— (d)
United Kingdom — 1.5%
3i Group plc	104	2,315
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United Kingdom — continued
abrdn plc	13	35
Admiral Group plc	1	34
Ashtead Group plc	3	164
Associated British Foods plc	2	57
AstraZeneca plc	140	20,606
Auto Trader Group plc (b)	6	49
Aviva plc	18	96
BAE Systems plc	20	255
Barclays plc	103	207
Barratt Developments plc	7	42
Berkeley Group Holdings plc	1	39
BP plc	1,051	7,054
British American Tobacco plc	14	509
British Land Co. plc (The), REIT	6	29
BT Group plc	45	90
Bunzl plc	2	87
Burberry Group plc	2	81
CK Hutchison Holdings Ltd.	18	116
CNH Industrial NV	7	93
Coca-Cola Europacific Partners plc	1	86
Compass Group plc	11	301
Croda International plc	1	79
DCC plc	1	40
Diageo plc	86	3,925
Entain plc	4	69
Halma plc	2	71
Hargreaves Lansdown plc	2	23
HSBC Holdings plc	129	932
Imperial Brands plc	6	143
Informa plc	9	84
InterContinental Hotels Group plc	1	78
Intertek Group plc	1	55
J Sainsbury plc	11	40
JD Sports Fashion plc	17	34
Johnson Matthey plc	1	29
Just Eat Takeaway.com NV * (b)	1	21
Kingfisher plc	13	41
Land Securities Group plc, REIT	5	39
Legal & General Group plc	39	114
Lloyds Banking Group plc	3,323	2,019
London Stock Exchange Group plc	2	257
M&G plc	14	37
National Grid plc	24	340
NatWest Group plc	34	113
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
Next plc	1	71
Ocado Group plc *	4	24
Pearson plc	4	47
Persimmon plc	2	34
Phoenix Group Holdings plc	5	36
Reckitt Benckiser Group plc	5	374
RELX plc	12	413
RELX plc	116	3,869
Rentokil Initial plc	16	129
Rolls-Royce Holdings plc *	54	104
Sage Group plc (The)	7	68
Schroders plc	6	35
Segro plc, REIT	8	82
Severn Trent plc	2	60
Smith & Nephew plc	6	93
Smiths Group plc	2	48
Spirax-Sarco Engineering plc	—	66
SSE plc	7	161
St. James's Place plc	4	53
Standard Chartered plc	16	126
Taylor Wimpey plc	23	37
TechnipFMC plc *	51	698
Tesco plc	48	169
Unilever plc	16	914
United Utilities Group plc	4	60
Vodafone Group plc	171	205
Whitbread plc	1	53
WPP plc	7	81
		49,038
United States — 26.3%
AbbVie, Inc.	154	23,241
Advanced Micro Devices, Inc. *	77	6,874
AECOM	9	735
AGCO Corp.	2	295
Air Lease Corp. (a)	11	439
Albertsons Cos., Inc., Class A	18	386
Alcoa Corp.	11	396
Alnylam Pharmaceuticals, Inc. *	5	1,032
Alphabet, Inc., Class C *	58	6,306
Amazon.com, Inc. *	442	46,604
Ameren Corp.	10	901
American Express Co.	10	1,570
American Homes 4 Rent, Class A, REIT	18	592
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	21

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
AmerisourceBergen Corp.	13	2,237
AMETEK, Inc.	10	1,346
Amgen, Inc.	3	817
Analog Devices, Inc.	70	12,504
Apple Hospitality REIT, Inc., REIT	20	290
Apple, Inc.	237	40,169
Arista Networks, Inc. *	4	622
AutoZone, Inc. *	—	985
Axalta Coating Systems Ltd. *	13	407
Baker Hughes Co.	198	5,799
Bank of America Corp.	673	19,699
Bath & Body Works, Inc.	10	355
BellRing Brands, Inc. *	6	219
Berkshire Hathaway, Inc., Class B *	10	3,399
Best Buy Co., Inc.	4	286
Biogen, Inc. *	2	636
BioMarin Pharmaceutical, Inc. *	5	473
BJ's Wholesale Club Holdings, Inc. *	3	261
Blackstone, Inc.	17	1,475
Boeing Co. (The) *	2	350
Booking Holdings, Inc. *	4	11,779
Boston Scientific Corp. *	141	7,345
Bristol-Myers Squibb Co.	302	20,160
Brixmor Property Group, Inc., REIT	24	506
Burlington Stores, Inc. *	5	999
Cadence Design Systems, Inc. *	4	799
Capital One Financial Corp.	15	1,466
Carlisle Cos., Inc.	2	397
Carnival Corp. * (a)	19	173
CBRE Group, Inc., Class A *	9	693
Centene Corp. *	19	1,318
CenterPoint Energy, Inc.	4	130
Charles Schwab Corp. (The)	90	4,680
Charter Communications, Inc., Class A *	24	8,755
Chemours Co. (The)	24	704
Cheniere Energy, Inc.	9	1,412
Chevron Corp.	90	15,175
Chubb Ltd.	5	946
Cigna Group (The)	2	391
Cisco Systems, Inc.	8	356
Citigroup, Inc.	23	1,104
Citizens Financial Group, Inc.	18	552
Claire's Stores, Inc. ‡ *	—	106
CME Group, Inc.	118	21,853
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
CNA Financial Corp.	6	227
Coca-Cola Co. (The)	377	24,199
Columbia Sportswear Co.	2	176
Comcast Corp., Class A	25	1,048
Confluent, Inc., Class A *	34	752
ConocoPhillips	107	11,009
Constellation Brands, Inc., Class A	4	828
Cooper Cos., Inc. (The)	3	1,303
Copart, Inc. *	25	1,940
Coterra Energy, Inc.	13	334
Crowdstrike Holdings, Inc., Class A *	5	637
CSL Ltd.	3	623
Cullen/Frost Bankers, Inc.	1	132
CVS Health Corp.	8	565
CyberArk Software Ltd. *	—	33
Deere & Co.	49	18,411
Delta Air Lines, Inc. *	15	498
Dexcom, Inc. *	11	1,328
Diamondback Energy, Inc. (a)	6	882
Dick's Sporting Goods, Inc.	3	469
Dollar General Corp.	1	272
Dominion Energy, Inc.	27	1,547
Domino's Pizza, Inc.	2	550
Dover Corp.	5	767
Dow, Inc.	146	7,964
EastGroup Properties, Inc., REIT	1	215
Eaton Corp. plc	3	493
Edison International	6	442
Elanco Animal Health, Inc. *	21	196
Eli Lilly & Co.	3	1,097
Energizer Holdings, Inc.	10	335
Entegris, Inc. (a)	10	720
Entergy Corp.	3	345
EOG Resources, Inc.	22	2,609
EP Energy Corp. ‡ *	5	34
EQT Corp.	11	367
Equifax, Inc.	4	853
Equinix, Inc., REIT	1	567
Estee Lauder Cos., Inc. (The), Class A	4	1,031
Exact Sciences Corp. *	16	1,023
Experian plc	6	211
Exxon Mobil Corp.	12	1,377
Federal Realty Investment Trust, REIT	5	444
FedEx Corp.	4	956
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Ferguson plc	18	2,496
First Citizens BancShares, Inc., Class A	—	298
Fiserv, Inc. *	9	1,136
FleetCor Technologies, Inc. *	3	561
Fortune Brands Innovations, Inc.	8	511
Freeport-McMoRan, Inc.	39	1,459
Garmin Ltd.	7	725
General Dynamics Corp.	3	561
Genpact Ltd.	9	406
Goodman Networks, Inc. ‡ *	3	— (d)
GSK plc	26	475
Haleon plc	33	144
Hartford Financial Services Group, Inc. (The)	5	370
HashiCorp, Inc., Class A *	17	460
HCA Healthcare, Inc.	3	790
Hilton Worldwide Holdings, Inc.	45	6,522
Holcim AG *	4	237
Home Depot, Inc. (The)	1	443
Honeywell International, Inc.	7	1,328
Hubbell, Inc.	5	1,291
HubSpot, Inc. *	3	1,047
IAC, Inc. *	9	443
Ingersoll Rand, Inc.	20	1,154
Insulet Corp. *	3	1,025
International Business Machines Corp.	3	352
Intuit, Inc.	37	16,381
Intuitive Surgical, Inc. *	6	1,912
ITT, Inc.	2	187
Jabil, Inc.	11	821
James Hardie Industries plc, CHDI	3	65
JBG SMITH Properties, REIT (a)	5	68
Johnson & Johnson	13	2,198
Keurig Dr Pepper, Inc.	25	802
KeyCorp	39	439
Keysight Technologies, Inc. *	4	578
Kimco Realty Corp., REIT	37	715
Kinder Morgan, Inc.	43	744
Knight-Swift Transportation Holdings, Inc.	2	128
Kontoor Brands, Inc.	6	284
Kraft Heinz Co. (The)	18	719
Laboratory Corp. of America Holdings	3	569
Lam Research Corp.	2	1,159
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Lamar Advertising Co., Class A, REIT	5	488
Leidos Holdings, Inc.	7	607
Liberty Broadband Corp., Class C *	6	548
Liberty Media Corp.-Liberty SiriusXM, Class C *	16	450
Linde plc	9	3,182
Loews Corp.	22	1,246
Lowe's Cos., Inc.	10	2,118
M&T Bank Corp.	11	1,324
Marriott International, Inc., Class A	60	10,167
Martin Marietta Materials, Inc.	2	851
Marvell Technology, Inc.	16	643
Mastercard, Inc., Class A	67	25,432
McDonald's Corp.	46	13,464
Medtronic plc	4	390
Merck & Co., Inc.	5	557
Meta Platforms, Inc., Class A *	111	26,645
Mettler-Toledo International, Inc. *	1	750
MGIC Investment Corp.	23	344
Microsoft Corp.	229	70,399
Mid-America Apartment Communities, Inc., REIT	6	974
Middleby Corp. (The) *	3	358
Mohawk Industries, Inc. *	5	499
Mondelez International, Inc., Class A	11	835
MongoDB, Inc. *	5	1,194
Moran Foods Backstop Equity ‡ *	24	61
Morgan Stanley	20	1,838
Murphy USA, Inc.	1	362
MYT Holding Co. ‡ *	23	11
Natera, Inc. *	10	522
National Fuel Gas Co.	3	173
Nestle SA (Registered)	73	9,321
Newell Brands, Inc.	30	361
Nexstar Media Group, Inc.	1	238
NextEra Energy, Inc.	154	11,764
NIKE, Inc., Class B	10	1,285
NMG, Inc. ‡ * (a)	1	143
Norfolk Southern Corp.	1	180
Northern Trust Corp.	5	403
Northrop Grumman Corp.	1	364
NVIDIA Corp.	20	5,636
Old Dominion Freight Line, Inc.	2	649
Oracle Corp.	8	793
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	23

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Packaging Corp. of America	5	719
Palo Alto Networks, Inc. *	10	1,857
Parker-Hannifin Corp.	2	573
PepsiCo, Inc.	1	188
Performance Food Group Co. *	12	764
PG&E Corp. *	32	555
Philip Morris International, Inc.	18	1,804
Phillips 66	6	640
Pioneer Natural Resources Co.	4	816
PNC Financial Services Group, Inc. (The)	12	1,560
Post Holdings, Inc. *	7	611
PPG Industries, Inc.	4	583
Procter & Gamble Co. (The)	6	868
Progressive Corp. (The)	60	8,174
Prologis, Inc., REIT	129	16,096
Public Service Enterprise Group, Inc.	114	7,195
Public Storage, REIT	2	635
QIAGEN NV *	1	66
Qorvo, Inc. *	4	408
QUALCOMM, Inc.	10	1,177
Quanta Services, Inc.	13	2,286
Ralph Lauren Corp.	4	495
Rayonier, Inc., REIT	16	486
Raytheon Technologies Corp.	26	2,635
Regeneron Pharmaceuticals, Inc. *	20	16,319
Regions Financial Corp.	16	299
Roche Holding AG	57	17,887
Roche Holding AG	—	59
Ross Stores, Inc.	105	11,230
Royalty Pharma plc, Class A	26	897
S&P Global, Inc.	34	12,467
Salesforce, Inc. *	2	378
Sanofi	7	796
SBA Communications Corp., REIT	2	389
Schneider Electric SE	16	2,715
ServiceNow, Inc. *	3	1,494
Snowflake, Inc., Class A *	2	296
SolarEdge Technologies, Inc. *	3	910
Southwest Airlines Co.	6	175
Stellantis NV	282	4,681
Sun Communities, Inc., REIT	28	3,933
Swiss Re AG	2	196
Synopsys, Inc. *	2	734
Sysco Corp.	4	286
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
T. Rowe Price Group, Inc.	3	364
Take-Two Interactive Software, Inc. *	1	146
Tapestry, Inc.	10	404
Target Corp.	2	313
TD SYNNEX Corp.	4	362
Tenaris SA	3	44
Teradyne, Inc.	60	5,439
Tesla, Inc. *	40	6,515
Texas Instruments, Inc. (e)	4	742
Texas Roadhouse, Inc.	3	295
Thermo Fisher Scientific, Inc.	2	1,113
Timken Co. (The)	4	335
T-Mobile US, Inc. *	28	4,063
Toll Brothers, Inc.	4	239
Toro Co. (The)	6	593
Tractor Supply Co.	5	1,110
Trade Desk, Inc. (The), Class A *	20	1,287
Trane Technologies plc	10	1,877
Travelers Cos., Inc. (The)	9	1,649
Truist Financial Corp.	32	1,056
Uber Technologies, Inc. *	506	15,713
Union Pacific Corp.	36	7,136
United Parcel Service, Inc., Class B	87	15,711
UnitedHealth Group, Inc. (e)	62	30,356
US Bancorp	26	882
US Foods Holding Corp. * (a)	14	555
Ventas, Inc., REIT	12	563
Verizon Communications, Inc. (e)	23	896
Vertex Pharmaceuticals, Inc. *	4	1,513
Vulcan Materials Co.	1	241
Wells Fargo & Co.	81	3,213
Welltower, Inc., REIT	4	281
WESCO International, Inc.	4	618
WestRock Co.	10	295
WEX, Inc. *	1	178
Weyerhaeuser Co., REIT	29	854
Williams Cos., Inc. (The)	22	673
Wolfspeed, Inc. * (a)	6	297
Workday, Inc., Class A *	5	849
WR Berkley Corp.	3	194
Wynn Resorts Ltd. *	2	239
Xcel Energy, Inc.	9	623
Yum! Brands, Inc.	72	10,174
Zebra Technologies Corp., Class A *	3	892
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Zimmer Biomet Holdings, Inc.	3	414
Zoom Video Communications, Inc., Class A *	4	263
		871,781
Total Common Stocks (Cost $1,149,564)		1,502,520
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 26.8%
Australia — 0.1%
AngloGold Ashanti Holdings plc 6.50%, 4/15/2040	284	278
Australia & New Zealand Banking Group Ltd. 5.09%, 12/8/2025	250	252
Mineral Resources Ltd. 8.50%, 5/1/2030 (c)	25	25
National Australia Bank Ltd. 4.94%, 1/12/2028 (a)	250	255
Westpac Banking Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.35%), 2.89%, 2/4/2030 (f) (g)	843	791
(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (f) (g)	1,361	1,289
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.53%), 3.02%, 11/18/2036 (f) (g)	544	429
		3,319
Canada — 2.6%
Bank of Montreal
2.50%, 6/28/2024	88	85
0.63%, 7/9/2024	2,500	2,370
1.50%, 1/10/2025	5,421	5,106
3.70%, 6/7/2025	806	785
(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (f) (g)	885	801
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.40%), 3.09%, 1/10/2037 (f) (g)	2	2
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued
Bank of Nova Scotia (The)
0.65%, 7/31/2024	681	643
1.45%, 1/10/2025	3,500	3,291
2.20%, 2/3/2025 (a)	824	784
3.45%, 4/11/2025	156	151
1.05%, 3/2/2026	884	793
2.70%, 8/3/2026	2,241	2,097
1.30%, 9/15/2026	3,812	3,386
2.95%, 3/11/2027	2,211	2,078
4.85%, 2/1/2030	2,091	2,088
Baytex Energy Corp. 8.75%, 4/1/2027 (c)	775	797
Bell Canada (The) Series US-5, 2.15%, 2/15/2032	2,062	1,704
Canadian Imperial Bank of Commerce 2.25%, 1/28/2025	3,018	2,879
Canadian National Railway Co. 3.85%, 8/5/2032	51	49
Canadian Natural Resources Ltd. 7.20%, 1/15/2032	140	154
Canadian Pacific Railway Co.
2.05%, 3/5/2030	828	709
7.13%, 10/15/2031	693	794
CI Financial Corp. 3.20%, 12/17/2030	2,659	1,974
Emera US Finance LP 2.64%, 6/15/2031	50	41
Manulife Financial Corp. (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (g)	1,427	1,349
National Bank of Canada (SOFR + 1.01%), 3.75%, 6/9/2025 (g)	1,190	1,167
Ontario Teachers' Finance Trust
1.13%, 5/15/2026 (b)	GBP4,950	5,605
1.10%, 10/19/2027 (c)	CAD773	513
4.25%, 4/25/2028 (c)	3,483	3,509
0.10%, 5/19/2028 (b)	EUR2,955	2,765
0.05%, 11/25/2030 (b)	EUR5,225	4,453
Open Text Corp.
3.88%, 2/15/2028 (c)	53	47
3.88%, 12/1/2029 (c)	500	420
Open Text Holdings, Inc.
4.13%, 2/15/2030 (c)	593	506
4.13%, 12/1/2031 (c)	886	733
Royal Bank of Canada
0.65%, 7/29/2024	52	49
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	25

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Canada — continued
2.25%, 11/1/2024	2,550	2,446
1.60%, 1/21/2025	3,330	3,157
3.38%, 4/14/2025	4,243	4,125
1.15%, 6/10/2025	2,265	2,102
0.88%, 1/20/2026	879	795
1.20%, 4/27/2026	1,322	1,203
1.15%, 7/14/2026	884	796
6.00%, 11/1/2027	145	152
3.88%, 5/4/2032	2	2
TELUS Corp. 3.40%, 5/13/2032	136	120
Toronto-Dominion Bank (The)
4.29%, 9/13/2024	285	282
3.77%, 6/6/2025	150	146
1.15%, 6/12/2025	860	795
0.75%, 9/11/2025	876	794
0.75%, 1/6/2026	2,815	2,529
1.20%, 6/3/2026	3,472	3,098
1.25%, 9/10/2026	4,147	3,694
4.69%, 9/15/2027	783	779
(USD Swap Semi 5 Year + 2.20%), 3.62%, 9/15/2031 (f) (g)	2,175	2,056
Vermilion Energy, Inc.
5.63%, 3/15/2025 (a) (c)	823	809
6.88%, 5/1/2030 (a) (c)	446	414
		84,971
France — 0.5%
Dexia Credit Local SA
0.50%, 7/22/2023 (b)	GBP3,500	4,356
1.63%, 12/8/2023 (b)	GBP2,800	3,448
1.25%, 11/26/2024 (b)	EUR2,100	2,237
0.25%, 12/10/2026 (b)	GBP4,200	4,524
Orange SA 9.00%, 3/1/2031 (h)	174	220
TotalEnergies Capital International SA 2.43%, 1/10/2025	860	832
TotalEnergies Capital SA 3.88%, 10/11/2028	1,670	1,647
		17,264
Germany — 0.3%
Deutsche Bank AG
0.90%, 5/28/2024	837	790
4.16%, 5/13/2025	830	801
1.69%, 3/19/2026 (a)	869	778
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Germany — continued
5.37%, 9/9/2027	768	761
Kreditanstalt fuer Wiederaufbau 0.00%, 3/31/2027 (b)	EUR7,500	7,393
		10,523
Japan — 1.1%
Mitsubishi UFJ Financial Group, Inc.
2.19%, 2/25/2025	3,266	3,089
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.70%), 4.79%, 7/18/2025 (g)	796	789
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.06%, 9/12/2025 (g)	805	801
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.96%, 10/11/2025 (g)	2,945	2,751
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.64%, 10/13/2027 (g)	902	802
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (g)	2,365	2,142
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.95%), 5.02%, 7/20/2028 (g)	802	799
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 5.35%, 9/13/2028 (g)	601	608
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.12%), 5.13%, 7/20/2033 (g)	878	878
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.13%), 5.47%, 9/13/2033 (a) (g)	792	803
Mizuho Financial Group, Inc.
(SOFR + 1.36%), 2.55%, 9/13/2025 (g)	504	483
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 2.65%, 5/22/2026 (g)	201	190
2.84%, 9/13/2026	978	910
(ICE LIBOR USD 3 Month + 1.27%), 4.25%, 9/11/2029 (g)	835	798
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.40%), 5.67%, 9/13/2033 (g)	2,500	2,557
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Japan — continued
ORIX Corp.
4.00%, 4/13/2032	64	59
5.20%, 9/13/2032	1,917	1,973
Sumitomo Mitsui Financial Group, Inc.
2.70%, 7/16/2024	787	763
2.45%, 9/27/2024	488	469
1.47%, 7/8/2025	2,286	2,111
5.46%, 1/13/2026	2,053	2,075
2.63%, 7/14/2026	844	789
1.40%, 9/17/2026	658	584
3.01%, 10/19/2026	3,085	2,889
3.45%, 1/11/2027	737	700
2.17%, 1/14/2027	211	191
3.36%, 7/12/2027	2,499	2,377
1.90%, 9/17/2028	273	233
3.04%, 7/16/2029	896	802
3.20%, 9/17/2029 (f)	50	45
2.22%, 9/17/2031	922	748
		35,208
Luxembourg — 0.0% ^
ArcelorMittal SA 6.80%, 11/29/2032	126	132
Netherlands — 0.5%
Nederlandse Waterschapsbank NV
2.00%, 12/16/2024 (b)	GBP9,110	10,936
3.50%, 7/20/2027	AUD3,120	2,035
Shell International Finance BV
3.25%, 5/11/2025	1,292	1,262
2.88%, 5/10/2026	966	932
3.88%, 11/13/2028	807	798
		15,963
Saudi Arabia — 0.0% ^
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (c)	400	391
Singapore — 0.2%
Temasek Financial I Ltd.
3.63%, 8/1/2028 (c)	6,158	6,032
1.63%, 8/2/2031 (c)	2,593	2,151
		8,183
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Korea — 0.1%
Korea Development Bank (The) 2.13%, 10/1/2024 (a)	1,826	1,762
Korea Southern Power Co. Ltd. 0.75%, 1/27/2026 (c)	2,155	1,927
		3,689
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA
1.13%, 9/18/2025	800	728
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.86%, 9/14/2026 (g)	2,000	1,994
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.70%), 6.14%, 9/14/2028 (g)	3,000	3,066
		5,788
Switzerland — 0.1%
Novartis Capital Corp.
3.40%, 5/6/2024	623	614
1.75%, 2/14/2025	50	48
3.00%, 11/20/2025	2,161	2,094
		2,756
United Kingdom — 1.9%
Barclays plc
4.38%, 9/11/2024	2,266	2,203
(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (g)	200	196
4.38%, 1/12/2026	619	603
5.20%, 5/12/2026	247	241
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.05%), 7.32%, 11/2/2026 (g)	1,957	2,030
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 5.50%, 8/9/2028 (g)	4,847	4,833
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.30%), 7.39%, 11/2/2028 (g)	2,318	2,468
(ICE LIBOR USD 3 Month + 1.90%), 4.97%, 5/16/2029 (g)	1,378	1,332
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 2.64%, 6/24/2031 (g)	621	505
BAT Capital Corp.
3.22%, 8/15/2024	324	315
4.70%, 4/2/2027	2	2
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	27

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United Kingdom — continued
2.26%, 3/25/2028 (a)	640	556
3.46%, 9/6/2029	1,256	1,117
4.91%, 4/2/2030	1,447	1,397
7.75%, 10/19/2032	699	774
BAT International Finance plc
1.67%, 3/25/2026	53	48
4.45%, 3/16/2028	2,490	2,392
GlaxoSmithKline Capital plc 3.00%, 6/1/2024	542	532
HSBC Holdings plc
(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (g)	796	779
(SOFR + 0.71%), 0.98%, 5/24/2025 (g)	3,597	3,403
(SOFR + 1.93%), 2.10%, 6/4/2026 (g)	1,536	1,430
(SOFR + 3.03%), 7.34%, 11/3/2026 (g)	1,943	2,037
(SOFR + 1.29%), 1.59%, 5/24/2027 (g)	913	813
(SOFR + 2.11%), 4.75%, 6/9/2028 (g)	3,444	3,374
(SOFR + 3.35%), 7.39%, 11/3/2028 (g)	1,891	2,036
(SOFR + 1.29%), 2.21%, 8/17/2029 (g)	778	660
(SOFR + 4.25%), 8.11%, 11/3/2033 (g)	1,638	1,849
Lloyds Banking Group plc
3.90%, 3/12/2024	789	776
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.87%, 7/9/2025 (g)	792	773
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.44%, 2/5/2026 (g)	1,131	1,069
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.60%), 3.51%, 3/18/2026 (g)	851	819
4.65%, 3/24/2026	809	779
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.72%, 8/11/2026 (g)	2,070	2,042
3.75%, 1/11/2027	2,753	2,620
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (g)	2,175	1,943
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.80%), 3.75%, 3/18/2028 (g)	2,173	2,044
(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (g)	263	244
NatWest Group plc
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (g)	1,963	1,934
4.80%, 4/5/2026	817	814
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (g)	1,946	2,036
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (g)	902	802
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (g)	230	211
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.27%), 5.52%, 9/30/2028 (g)	782	785
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (g)	1,612	1,569
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.10%), 3.75%, 11/1/2029 (g)	1,186	1,121
(ICE LIBOR USD 3 Month + 1.90%), 5.08%, 1/27/2030 (g)	1,038	1,023
RELX Capital, Inc. 4.00%, 3/18/2029	50	49
Unilever Capital Corp. 3.50%, 3/22/2028	498	488
Vmed O2 UK Financing I plc 4.75%, 7/15/2031 (c)	1,852	1,578
		63,444
United States — 19.2%
3M Co.
3.00%, 8/7/2025	865	838
3.38%, 3/1/2029 (a)	3,466	3,320
2.38%, 8/26/2029 (a)	2,767	2,477
3.05%, 4/15/2030 (a)	1,874	1,730
AbbVie, Inc.
3.20%, 5/14/2026	825	795
2.95%, 11/21/2026	1,700	1,614
4.25%, 11/14/2028	2,102	2,086
3.20%, 11/21/2029	624	577
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Abercrombie & Fitch Management Co. 8.75%, 7/15/2025 (a) (c)	1,928	1,957
Acuity Brands Lighting, Inc. 2.15%, 12/15/2030	1,012	820
Advanced Micro Devices, Inc. 3.92%, 6/1/2032	2,180	2,116
AEP Texas, Inc. 3.95%, 6/1/2028	1,176	1,142
Affiliated Managers Group, Inc. 3.30%, 6/15/2030	931	808
Agilent Technologies, Inc. 2.75%, 9/15/2029	53	48
Air Products and Chemicals, Inc. 1.50%, 10/15/2025	789	736
Aircastle Ltd.
4.13%, 5/1/2024	1,050	1,028
4.25%, 6/15/2026	1,349	1,282
Alabama Power Co.
3.75%, 9/1/2027 (a)	1,650	1,621
3.05%, 3/15/2032 (a)	2,185	1,950
3.94%, 9/1/2032	50	47
Albemarle Corp. 5.05%, 6/1/2032 (a)	2,635	2,541
Allegion plc 3.50%, 10/1/2029	897	820
Allegion US Holding Co., Inc. 5.41%, 7/1/2032	1,996	2,011
Alphabet, Inc. 1.10%, 8/15/2030	50	41
Altria Group, Inc.
4.80%, 2/14/2029	1,371	1,361
3.40%, 5/6/2030	2,015	1,796
2.45%, 2/4/2032	1,873	1,490
Amazon.com, Inc.
4.70%, 11/29/2024	1,323	1,329
4.60%, 12/1/2025	71	72
3.30%, 4/13/2027	787	765
3.15%, 8/22/2027	1,420	1,368
4.55%, 12/1/2027	1,913	1,948
1.65%, 5/12/2028	50	44
1.50%, 6/3/2030	300	251
Ameren Illinois Co. 1.55%, 11/15/2030	50	41
American Equity Investment Life Holding Co. 5.00%, 6/15/2027	820	813
American Express Co.
3.13%, 5/20/2026	2,178	2,088
2.55%, 3/4/2027	891	825
3.30%, 5/3/2027	266	253
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
5.85%, 11/5/2027	52	54
(SOFR + 1.76%), 4.42%, 8/3/2033 (g)	627	603
American Homes 4 Rent LP REIT, 4.25%, 2/15/2028	1,177	1,115
American Honda Finance Corp.
0.55%, 7/12/2024	226	215
2.15%, 9/10/2024	680	657
2.00%, 3/24/2028	57	51
American Tower Corp.
REIT, 2.70%, 4/15/2031	953	805
REIT, 4.05%, 3/15/2032 (a)	1,077	999
American Water Capital Corp.
2.80%, 5/1/2030	144	129
4.45%, 6/1/2032	163	162
AmerisourceBergen Corp. 3.25%, 3/1/2025	2,130	2,069
Amgen, Inc.
1.65%, 8/15/2028	50	44
2.30%, 2/25/2031	951	806
AMN Healthcare, Inc. 4.00%, 4/15/2029 (c)	54	47
Analog Devices, Inc. 3.50%, 12/5/2026	2	2
Aon Corp. 2.60%, 12/2/2031	766	647
Appalachian Power Co.
Series AA, 2.70%, 4/1/2031	1,391	1,186
Series BB, 4.50%, 8/1/2032	1,604	1,554
Apple, Inc.
1.13%, 5/11/2025	3,860	3,630
3.20%, 5/13/2025	63	62
2.05%, 9/11/2026	577	541
3.35%, 2/9/2027	51	50
3.00%, 6/20/2027	1,487	1,437
3.35%, 8/8/2032 (a)	1,677	1,591
Archer-Daniels-Midland Co. 3.25%, 3/27/2030	50	47
Ares Capital Corp.
4.20%, 6/10/2024	808	787
2.88%, 6/15/2027 (a)	2,013	1,758
Arizona Public Service Co.
2.60%, 8/15/2029	1,051	923
2.20%, 12/15/2031	1,240	997
6.35%, 12/15/2032	1,141	1,249
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	29

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
AT&T, Inc.
2.95%, 7/15/2026	285	270
2.30%, 6/1/2027	287	263
1.65%, 2/1/2028	155	136
4.10%, 2/15/2028	635	621
4.35%, 3/1/2029	807	793
4.30%, 2/15/2030	527	511
Atmos Energy Corp. 1.50%, 1/15/2031	341	275
AutoNation, Inc. 2.40%, 8/1/2031	1,673	1,292
AvalonBay Communities, Inc. REIT, 3.35%, 5/15/2027	727	692
Avangrid, Inc. 3.80%, 6/1/2029	448	422
Avery Dennison Corp. 2.65%, 4/30/2030	928	795
AXIS Specialty Finance LLC
3.90%, 7/15/2029	1,809	1,687
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.19%), 4.90%, 1/15/2040 (f) (g)	308	248
AXIS Specialty Finance plc 4.00%, 12/6/2027	1,744	1,689
Baker Hughes Holdings LLC 3.34%, 12/15/2027	1,842	1,751
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (g)	2,101	2,059
(SOFR + 1.11%), 3.84%, 4/25/2025 (g)	50	49
(SOFR + 0.91%), 0.98%, 9/25/2025 (g)	3,043	2,844
(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/1/2025 (g)	195	188
(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (g)	2,067	1,975
(SOFR + 0.65%), 1.53%, 12/6/2025 (g)	3,556	3,336
(SOFR + 1.33%), 3.38%, 4/2/2026 (g)	50	48
(SOFR + 1.15%), 1.32%, 6/19/2026 (g)	780	713
(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (g)	830	792
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (g)	235	223
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
(SOFR + 2.15%), 2.59%, 4/29/2031 (g)	55	47
(SOFR + 1.37%), 1.92%, 10/24/2031 (g)	543	433
(SOFR + 1.83%), 4.57%, 4/27/2033 (g)	1,210	1,154
(SOFR + 2.16%), 5.02%, 7/22/2033 (g)	2,681	2,643
Bank of New York Mellon (The) (SOFR + 0.80%), 5.22%, 11/21/2025 (g)	1,134	1,136
Bank of New York Mellon Corp. (The)
3.25%, 9/11/2024	2,095	2,046
1.60%, 4/24/2025	362	340
3.35%, 4/25/2025	542	526
(SOFR + 0.57%), 3.43%, 6/13/2025 (g)	801	784
(SOFR + 1.34%), 4.41%, 7/24/2026 (g)	813	803
Series J, 1.90%, 1/25/2029	941	811
(SOFR + 1.75%), 4.60%, 7/26/2030 (a) (g)	3	3
(SOFR + 1.42%), 4.29%, 6/13/2033 (g)	561	538
(SOFRINDX + 2.07%), 5.83%, 10/25/2033 (g)	742	794
Bath & Body Works, Inc. 6.88%, 11/1/2035 (a)	422	382
Becton Dickinson & Co. 2.82%, 5/20/2030	903	803
Berkshire Hathaway, Inc. 3.13%, 3/15/2026	50	49
Black Hills Corp.
1.04%, 8/23/2024	2,000	1,887
3.05%, 10/15/2029	162	143
2.50%, 6/15/2030	538	453
Blackstone Secured Lending Fund
3.63%, 1/15/2026	2,081	1,913
2.13%, 2/15/2027	1,077	911
Block Financial LLC 3.88%, 8/15/2030	131	116
Boardwalk Pipelines LP 3.60%, 9/1/2032	100	87
Booking Holdings, Inc. 4.63%, 4/13/2030	50	50
BorgWarner, Inc. 2.65%, 7/1/2027	1,840	1,706
Boston Properties LP
REIT, 6.75%, 12/1/2027	2,219	2,259
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
REIT, 4.50%, 12/1/2028	500	455
REIT, 2.90%, 3/15/2030	2,199	1,787
Boston Scientific Corp. 3.45%, 3/1/2024	50	49
Brighthouse Financial, Inc. 5.63%, 5/15/2030 (a)	1,518	1,483
Bristol-Myers Squibb Co.
2.90%, 7/26/2024	165	162
3.20%, 6/15/2026	291	283
1.45%, 11/13/2030	105	86
Brixmor Operating Partnership LP REIT, 4.05%, 7/1/2030	772	698
Broadcom, Inc.
1.95%, 2/15/2028 (c)	50	44
4.15%, 11/15/2030	865	804
2.45%, 2/15/2031 (c)	2	2
4.15%, 4/15/2032 (c)	1,970	1,799
4.30%, 11/15/2032	2,148	1,969
Broadridge Financial Solutions, Inc.
3.40%, 6/27/2026	199	192
2.90%, 12/1/2029	377	332
2.60%, 5/1/2031	126	106
Brown & Brown, Inc. 4.50%, 3/15/2029	923	885
Capital One Financial Corp.
3.75%, 4/24/2024	809	792
3.30%, 10/30/2024	413	401
3.20%, 2/5/2025	802	765
(SOFR + 1.37%), 4.17%, 5/9/2025 (g)	1,777	1,730
(SOFR + 1.29%), 2.64%, 3/3/2026 (g)	2,183	2,044
(SOFR + 2.16%), 4.98%, 7/24/2026 (g)	1,717	1,676
(SOFR + 2.37%), 5.27%, 5/10/2033 (a) (g)	720	687
(SOFR + 2.60%), 5.82%, 2/1/2034 (g)	247	241
Carlisle Cos., Inc.
2.75%, 3/1/2030	114	98
2.20%, 3/1/2032	53	42
Caterpillar Financial Services Corp.
4.90%, 1/17/2025	1,408	1,417
0.80%, 11/13/2025	5,652	5,168
2.40%, 8/9/2026	1,798	1,697
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Cboe Global Markets, Inc. 3.00%, 3/16/2032	51	45
CDW LLC
4.25%, 4/1/2028	1,555	1,446
3.25%, 2/15/2029	907	784
Celanese US Holdings LLC
3.50%, 5/8/2024	100	98
5.90%, 7/5/2024	50	50
6.05%, 3/15/2025	353	354
6.17%, 7/15/2027	339	343
6.33%, 7/15/2029	151	153
6.38%, 7/15/2032 (a)	201	204
CenterPoint Energy Resources Corp. 5.40%, 3/1/2033	50	52
CenterPoint Energy, Inc.
2.95%, 3/1/2030	1,576	1,397
2.65%, 6/1/2031	50	43
Century Communities, Inc. 3.88%, 8/15/2029 (c)	2,125	1,858
Charles Schwab Corp. (The)
3.63%, 4/1/2025	835	808
3.85%, 5/21/2025 (a)	489	474
4.00%, 2/1/2029	2	2
2.75%, 10/1/2029	891	770
4.63%, 3/22/2030 (a)	218	214
Charter Communications Operating LLC
2.80%, 4/1/2031	50	40
2.30%, 2/1/2032	50	38
Cheniere Energy, Inc. 4.63%, 10/15/2028	1,757	1,675
Chevron Corp. 1.55%, 5/11/2025	2,207	2,086
Chevron USA, Inc. 3.85%, 1/15/2028	1,657	1,654
Choice Hotels International, Inc.
3.70%, 12/1/2029	770	699
3.70%, 1/15/2031	1,395	1,236
Cigna Corp.
4.13%, 11/15/2025	798	788
3.40%, 3/1/2027	169	162
2.40%, 3/15/2030	3,452	2,993
Cigna Group (The)
0.61%, 3/15/2024	2	2
1.25%, 3/15/2026	89	81
2.38%, 3/15/2031	946	802
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	31

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Cincinnati Financial Corp. 6.92%, 5/15/2028	50	56
Cintas Corp. No. 2 3.45%, 5/1/2025	516	504
Citizens Financial Group, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.75%), 5.64%, 5/21/2037 (g)	2,154	1,987
Civitas Resources, Inc. 5.00%, 10/15/2026 (c)	65	61
CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (g)	1,829	1,600
CNA Financial Corp. 2.05%, 8/15/2030	2,542	2,091
Colgate-Palmolive Co. 3.25%, 8/15/2032	1,299	1,219
Comcast Corp.
3.38%, 2/15/2025	2,109	2,071
3.30%, 2/1/2027	1,764	1,704
3.30%, 4/1/2027	387	373
3.55%, 5/1/2028	1,880	1,813
4.15%, 10/15/2028	1,572	1,559
3.40%, 4/1/2030	772	724
Consolidated Edison Co. of New York, Inc. 3.80%, 5/15/2028	481	468
Constellation Brands, Inc.
3.15%, 8/1/2029	1,287	1,183
4.75%, 5/9/2032	50	50
Corebridge Financial, Inc.
3.85%, 4/5/2029 (c)	201	183
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.87%, 12/15/2052 (c) (f) (g)	2	2
Crown Castle, Inc.
REIT, 1.05%, 7/15/2026	2,500	2,221
REIT, 3.65%, 9/1/2027	1,735	1,658
REIT, 3.80%, 2/15/2028	1,317	1,261
REIT, 3.30%, 7/1/2030	2,982	2,692
REIT, 2.25%, 1/15/2031	50	42
CSX Corp.
2.60%, 11/1/2026	2,500	2,363
4.25%, 3/15/2029	392	389
2.40%, 2/15/2030	544	478
4.10%, 11/15/2032	1,110	1,076
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
CVS Health Corp.
3.88%, 7/20/2025	50	49
2.88%, 6/1/2026	1,967	1,877
6.25%, 6/1/2027	1,094	1,158
3.25%, 8/15/2029	2,310	2,128
5.13%, 2/21/2030	53	54
3.75%, 4/1/2030	2,307	2,161
2.13%, 9/15/2031	939	770
Delek Logistics Partners LP 6.75%, 5/15/2025	825	808
Dell International LLC
5.85%, 7/15/2025	173	177
4.90%, 10/1/2026	401	401
5.30%, 10/1/2029	788	796
6.20%, 7/15/2030	745	787
Devon Energy Corp. 7.95%, 4/15/2032	1,558	1,831
Dick's Sporting Goods, Inc. 3.15%, 1/15/2032	796	660
Discover Bank
2.45%, 9/12/2024	1,731	1,645
3.45%, 7/27/2026	838	777
4.65%, 9/13/2028	1,065	1,018
2.70%, 2/6/2030	2,528	2,075
Discover Financial Services
4.10%, 2/9/2027	50	48
6.70%, 11/29/2032	214	226
Discovery Communications LLC
3.90%, 11/15/2024	98	95
3.95%, 3/20/2028	343	321
4.13%, 5/15/2029	151	140
DR Horton, Inc. 1.30%, 10/15/2026	750	672
DTE Electric Co. Series C, 2.63%, 3/1/2031	177	155
DTE Energy Co. 2.95%, 3/1/2030	670	592
Eagle Materials, Inc. 2.50%, 7/1/2031	1,773	1,445
eBay, Inc.
1.90%, 3/11/2025	2,500	2,365
6.30%, 11/22/2032	723	784
Edwards Lifesciences Corp. 4.30%, 6/15/2028	1,622	1,622
Elevance Health, Inc. 2.38%, 1/15/2025	2,190	2,106
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Enterprise Products Operating LLC
Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (g)	526	455
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (g)	3	2
Equitable Holdings, Inc. 4.35%, 4/20/2028	3,941	3,797
Essential Properties LP REIT, 2.95%, 7/15/2031	1,954	1,443
Essential Utilities, Inc.
3.57%, 5/1/2029	598	563
2.40%, 5/1/2031	220	184
Eversource Energy
Series Q, 0.80%, 8/15/2025	109	99
4.60%, 7/1/2027	2	2
Expedia Group, Inc.
3.25%, 2/15/2030	923	811
2.95%, 3/15/2031	766	648
Exxon Mobil Corp. 2.28%, 8/16/2026	2,070	1,962
FedEx Corp. 2.40%, 5/15/2031 (a)	50	42
Fidelity National Financial, Inc. 2.45%, 3/15/2031	2,167	1,769
Fifth Third Bancorp (SOFRINDX + 2.19%), 6.36%, 10/27/2028 (g)	1,571	1,621
First American Financial Corp.
4.00%, 5/15/2030	894	812
2.40%, 8/15/2031	2,689	2,090
Florida Power & Light Co. 2.85%, 4/1/2025	810	786
FMC Corp. 3.45%, 10/1/2029	280	257
FNB Corp. 5.15%, 8/25/2025	778	748
Foot Locker, Inc. 4.00%, 10/1/2029 (c)	2,145	1,815
Fortinet, Inc. 2.20%, 3/15/2031	1,004	831
Fortune Brands Innovations, Inc.
3.25%, 9/15/2029	1,813	1,625
4.00%, 3/25/2032	2,232	2,008
Freeport-McMoRan, Inc.
4.38%, 8/1/2028	50	47
5.25%, 9/1/2029	1,440	1,421
FS KKR Capital Corp. 3.40%, 1/15/2026	53	48
General Dynamics Corp. 3.75%, 5/15/2028	1,702	1,670
General Mills, Inc. 4.00%, 4/17/2025	403	398
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Genuine Parts Co. 2.75%, 2/1/2032	2,415	2,038
Georgia Power Co. Series B, 2.65%, 9/15/2029	569	505
GLP Capital LP REIT, 5.30%, 1/15/2029	2,144	2,068
Goldman Sachs Group, Inc. (The)
3.75%, 5/22/2025	154	150
(3-MONTH CME TERM SOFR + 1.20%), 3.27%, 9/29/2025 (g)	1,168	1,130
4.25%, 10/21/2025	1,038	1,020
(SOFR + 0.61%), 0.86%, 2/12/2026 (g)	2,662	2,443
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (g)	887	793
5.95%, 1/15/2027	828	854
(SOFR + 0.80%), 1.43%, 3/9/2027 (g)	891	800
(SOFR + 1.51%), 4.39%, 6/15/2027 (g)	659	648
(SOFR + 0.82%), 1.54%, 9/10/2027 (g)	2,734	2,423
(SOFR + 1.85%), 3.62%, 3/15/2028 (g)	701	667
(3-MONTH CME TERM SOFR + 1.16%), 3.81%, 4/23/2029 (g)	6	6
(3-MONTH CME TERM SOFR + 1.30%), 4.22%, 5/1/2029 (g)	3,335	3,204
(SOFR + 1.28%), 2.62%, 4/22/2032 (g)	50	42
(SOFR + 1.26%), 2.65%, 10/21/2032 (g)	2,386	1,985
(SOFR + 1.41%), 3.10%, 2/24/2033 (g)	52	45
Golub Capital BDC, Inc. 3.38%, 4/15/2024 (a)	809	782
Haleon UK Capital plc 3.13%, 3/24/2025	1,560	1,507
Haleon US Capital LLC
3.38%, 3/24/2029	2,250	2,095
3.63%, 3/24/2032	800	735
HCA, Inc.
5.38%, 9/1/2026	1,875	1,889
4.13%, 6/15/2029	751	712
Hercules Capital, Inc.
2.63%, 9/16/2026	1,431	1,223
3.38%, 1/20/2027	236	204
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	33

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Hershey Co. (The) 2.30%, 8/15/2026 (a)	1,065	1,013
Hess Corp. 7.30%, 8/15/2031	598	673
Hexcel Corp. 4.20%, 2/15/2027 (h)	1,767	1,687
HF Sinclair Corp. 4.50%, 10/1/2030	2,271	2,064
Honeywell International, Inc. 1.75%, 9/1/2031	1,976	1,634
HP, Inc.
1.45%, 6/17/2026	855	773
4.75%, 1/15/2028	2	2
3.40%, 6/17/2030	1,992	1,765
2.65%, 6/17/2031	2,080	1,694
4.20%, 4/15/2032	847	759
HSBC USA, Inc. 3.50%, 6/23/2024	105	103
Hubbell, Inc.
3.15%, 8/15/2027	60	57
2.30%, 3/15/2031	60	50
Humana, Inc. 5.88%, 3/1/2033	186	200
Huntington Bancshares, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.17%), 2.49%, 8/15/2036 (g)	105	75
Huntington National Bank (The)
(SOFR + 1.20%), 4.01%, 5/16/2025 (g)	796	767
(SOFR + 1.21%), 5.70%, 11/18/2025 (g)	2,000	1,953
5.65%, 1/10/2030	3,241	3,229
Huntsman International LLC 4.50%, 5/1/2029	772	726
Illumina, Inc. 5.75%, 12/13/2027	87	89
Ingles Markets, Inc. 4.00%, 6/15/2031 (c)	139	120
Intel Corp.
3.40%, 3/25/2025 (a)	84	83
3.70%, 7/29/2025	82	81
2.60%, 5/19/2026	2,500	2,383
2.45%, 11/15/2029	608	536
3.90%, 3/25/2030	824	790
4.00%, 12/15/2032	1,206	1,148
International Business Machines Corp. 4.50%, 2/6/2026	810	811
Interpublic Group of Cos., Inc. (The) 4.65%, 10/1/2028	74	73
Janus Henderson US Holdings, Inc. 4.88%, 8/1/2025	801	788
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
JBS USA LUX SA
5.13%, 2/1/2028 (c)	2	2
3.00%, 2/2/2029 (c)	2,800	2,394
5.50%, 1/15/2030 (c)	2,013	1,922
3.75%, 12/1/2031 (c)	505	421
Jefferies Financial Group, Inc. 4.15%, 1/23/2030	856	794
Johnson & Johnson
0.55%, 9/1/2025	970	896
2.45%, 3/1/2026	1,399	1,344
2.90%, 1/15/2028	271	261
Juniper Networks, Inc.
3.75%, 8/15/2029	863	812
2.00%, 12/10/2030	828	662
Keurig Dr. Pepper, Inc.
3.95%, 4/15/2029	3,332	3,218
4.05%, 4/15/2032	967	919
KeyBank NA
6.95%, 2/1/2028	2,859	2,910
3.90%, 4/13/2029	1,025	881
KeyCorp (SOFR + 1.25%), 3.88%, 5/23/2025 (g)	100	97
Kroger Co. (The) 7.50%, 4/1/2031	680	791
Lam Research Corp. 3.80%, 3/15/2025	1,247	1,227
Lazard Group LLC
4.50%, 9/19/2028	869	837
4.38%, 3/11/2029	2,955	2,818
Leidos, Inc.
4.38%, 5/15/2030	2,203	2,080
2.30%, 2/15/2031	798	648
Lennar Corp.
4.75%, 5/30/2025	2	2
4.75%, 11/29/2027	136	135
Lithia Motors, Inc. 4.38%, 1/15/2031 (c)	69	59
Lockheed Martin Corp. 4.95%, 10/15/2025	1,080	1,098
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (c)	868	762
Lowe's Cos., Inc.
2.50%, 4/15/2026	1,086	1,032
3.35%, 4/1/2027	2,167	2,089
1.70%, 10/15/2030	1,644	1,342
3.75%, 4/1/2032	865	803
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
LXP Industrial Trust REIT, 2.38%, 10/1/2031	2,648	2,048
M/I Homes, Inc. 3.95%, 2/15/2030	426	377
Macy's Retail Holdings LLC
5.88%, 4/1/2029 (c)	709	649
5.88%, 3/15/2030 (a) (c)	241	214
4.50%, 12/15/2034	557	399
Manufacturers & Traders Trust Co. 4.70%, 1/27/2028	2,102	1,994
Marathon Petroleum Corp. 3.63%, 9/15/2024	60	59
Marriott International, Inc.
3.75%, 3/15/2025	802	782
Series AA, 4.65%, 12/1/2028	50	49
Series FF, 4.63%, 6/15/2030	808	785
Series HH, 2.85%, 4/15/2031	151	129
Series GG, 3.50%, 10/15/2032	661	579
Mattel, Inc.
6.20%, 10/1/2040	50	47
5.45%, 11/1/2041	236	210
McKesson Corp. 3.80%, 3/15/2024 (a)	3,337	3,293
MDC Holdings, Inc.
3.85%, 1/15/2030	1,648	1,431
2.50%, 1/15/2031	285	224
Merck & Co., Inc.
2.75%, 2/10/2025	1,694	1,648
0.75%, 2/24/2026	2,092	1,914
2.15%, 12/10/2031	3,763	3,211
Meta Platforms, Inc.
3.50%, 8/15/2027	1,767	1,715
3.85%, 8/15/2032	2,207	2,083
Microchip Technology, Inc. 0.98%, 9/1/2024	3,288	3,095
Microsoft Corp. 2.40%, 8/8/2026	450	429
Mississippi Power Co. 3.95%, 3/30/2028	2,144	2,073
Mondelez International, Inc.
1.50%, 5/4/2025	1,884	1,768
2.63%, 3/17/2027	391	366
Morgan Stanley
3.70%, 10/23/2024	973	954
(SOFR + 1.16%), 3.62%, 4/17/2025 (g)	1,808	1,772
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
(SOFR + 0.53%), 0.79%, 5/30/2025 (g)	787	745
(SOFR + 1.15%), 2.72%, 7/22/2025 (g)	830	801
(SOFR + 0.56%), 1.16%, 10/21/2025 (g)	52	49
(SOFR + 1.99%), 2.19%, 4/28/2026 (g)	143	135
(SOFR + 1.77%), 6.14%, 10/16/2026 (g)	146	150
(SOFR + 0.86%), 1.51%, 7/20/2027 (g)	894	794
(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (g)	5,040	4,777
(SOFR + 2.24%), 6.30%, 10/18/2028 (g)	594	624
(SOFR + 1.73%), 5.12%, 2/1/2029 (g)	2	2
(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (g)	821	793
(SOFR + 3.12%), 3.62%, 4/1/2031 (g)	2,247	2,055
7.25%, 4/1/2032	2,346	2,767
(SOFR + 1.20%), 2.51%, 10/20/2032 (g)	1	1
(SOFR + 1.29%), 2.94%, 1/21/2033 (g)	7	6
(SOFR + 2.08%), 4.89%, 7/20/2033 (g)	101	100
Motorola Solutions, Inc. 5.60%, 6/1/2032	795	807
MPLX LP
4.88%, 6/1/2025	1,606	1,600
1.75%, 3/1/2026	53	49
4.13%, 3/1/2027	2,120	2,070
4.00%, 3/15/2028	52	50
4.80%, 2/15/2029	727	723
4.95%, 9/1/2032	50	49
5.00%, 3/1/2033	1,082	1,063
National Health Investors, Inc. REIT, 3.00%, 2/1/2031	719	542
NewMarket Corp. 2.70%, 3/18/2031	4,099	3,450
NextEra Energy Capital Holdings, Inc.
1.88%, 1/15/2027	875	795
1.90%, 6/15/2028	2,397	2,113
3.50%, 4/1/2029	1,727	1,622
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	35

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
2.75%, 11/1/2029	57	51
2.25%, 6/1/2030	2,486	2,110
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 3.80%, 3/15/2082 (g)	610	506
NiSource, Inc.
3.49%, 5/15/2027	51	49
3.60%, 5/1/2030	51	47
Northern Trust Corp.
3.65%, 8/3/2028 (a)	2,500	2,429
(ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (g)	854	774
NSTAR Electric Co. 3.95%, 4/1/2030	141	137
NVR, Inc. 3.00%, 5/15/2030	2,717	2,439
Oaktree Specialty Lending Corp. 3.50%, 2/25/2025	816	780
Occidental Petroleum Corp. 7.95%, 6/15/2039	928	1,059
Old Republic International Corp. 3.88%, 8/26/2026	87	84
Omega Healthcare Investors, Inc.
REIT, 4.50%, 1/15/2025	380	366
REIT, 3.63%, 10/1/2029	2,685	2,255
Omnicom Group, Inc. 2.45%, 4/30/2030	1,693	1,458
Oncor Electric Delivery Co. LLC 7.00%, 5/1/2032	216	252
ONEOK, Inc.
4.55%, 7/15/2028	1,628	1,598
4.35%, 3/15/2029	1,090	1,043
3.10%, 3/15/2030	876	775
6.35%, 1/15/2031	119	126
6.10%, 11/15/2032	1,383	1,446
Oracle Corp.
2.95%, 11/15/2024	1,099	1,064
2.50%, 4/1/2025	2	2
1.65%, 3/25/2026	1,725	1,584
3.25%, 11/15/2027	630	594
3.25%, 5/15/2030	1,953	1,754
6.25%, 11/9/2032	2,971	3,208
Oshkosh Corp. 3.10%, 3/1/2030	600	534
Ovintiv Exploration, Inc. 5.38%, 1/1/2026	50	50
Ovintiv, Inc.
8.13%, 9/15/2030	182	203
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
7.20%, 11/1/2031	3	3
7.38%, 11/1/2031	1,151	1,254
Owens Corning 3.88%, 6/1/2030	860	808
Owl Rock Capital Corp.
5.25%, 4/15/2024	784	771
4.00%, 3/30/2025	297	280
3.75%, 7/22/2025	1,784	1,648
4.25%, 1/15/2026	224	209
3.40%, 7/15/2026	1,303	1,167
2.88%, 6/11/2028	1,295	1,062
PACCAR Financial Corp. 1.80%, 2/6/2025	50	48
PacifiCorp
3.60%, 4/1/2024	790	779
7.70%, 11/15/2031	782	947
Paramount Global
3.38%, 2/15/2028 (a)	1,145	1,049
3.70%, 6/1/2028	50	46
7.88%, 7/30/2030	759	837
4.95%, 1/15/2031 (a)	2,254	2,094
PayPal Holdings, Inc.
2.40%, 10/1/2024	1,348	1,305
1.65%, 6/1/2025	410	386
4.40%, 6/1/2032 (a)	2,546	2,499
PBF Holding Co. LLC
7.25%, 6/15/2025	96	96
6.00%, 2/15/2028 (a)	2,170	1,996
PepsiCo, Inc.
2.75%, 4/30/2025	3,668	3,560
2.85%, 2/24/2026	816	790
2.63%, 3/19/2027	1,722	1,636
3.90%, 7/18/2032	2,321	2,285
PerkinElmer, Inc.
1.90%, 9/15/2028	746	642
3.30%, 9/15/2029	887	804
Pfizer, Inc.
0.80%, 5/28/2025	390	364
2.75%, 6/3/2026 (a)	830	801
3.60%, 9/15/2028 (a)	1,681	1,652
Philip Morris International, Inc.
3.25%, 11/10/2024 (a)	2,001	1,957
0.88%, 5/1/2026 (a)	891	803
3.13%, 3/2/2028 (a)	850	798
3.38%, 8/15/2029	475	441
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
5.63%, 11/17/2029	1,567	1,637
5.75%, 11/17/2032	2,441	2,564
Phillips 66 3.85%, 4/9/2025	1,697	1,663
Phillips 66 Co. 3.55%, 10/1/2026 (c)	50	48
PNC Bank NA
2.95%, 2/23/2025	913	875
3.88%, 4/10/2025	1,970	1,906
PNC Financial Services Group, Inc. (The)
1.15%, 8/13/2026	887	787
(SOFR + 1.62%), 5.35%, 12/2/2028 (g)	50	50
(SOFRINDX + 2.14%), 6.04%, 10/28/2033 (g)	740	775
PPL Capital Funding, Inc. 3.10%, 5/15/2026	1,769	1,693
Procter & Gamble Co. (The)
0.55%, 10/29/2025 (a)	3,372	3,090
1.00%, 4/23/2026	481	442
1.90%, 2/1/2027	631	589
Prospect Capital Corp. 3.71%, 1/22/2026	2,290	2,033
Public Service Enterprise Group, Inc. 2.45%, 11/15/2031	1,624	1,353
Public Storage REIT, 3.39%, 5/1/2029	852	800
PVH Corp. 4.63%, 7/10/2025	793	783
Qorvo, Inc.
1.75%, 12/15/2024 (c)	848	794
4.38%, 10/15/2029 (a)	3,183	2,895
QUALCOMM, Inc. 4.25%, 5/20/2032	804	804
Quanta Services, Inc.
2.90%, 10/1/2030	939	814
2.35%, 1/15/2032 (a)	120	97
Raytheon Technologies Corp.
3.50%, 3/15/2027	1,112	1,079
7.50%, 9/15/2029	293	340
1.90%, 9/1/2031	861	705
Realty Income Corp.
REIT, 0.75%, 3/15/2026	936	833
REIT, 3.65%, 1/15/2028	1,738	1,663
Regal Rexnord Corp. 6.30%, 2/15/2030 (c)	25	25
Regency Centers LP REIT, 4.13%, 3/15/2028	835	798
Reliance Steel & Aluminum Co. 2.15%, 8/15/2030	1,212	1,021
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Roper Technologies, Inc. 2.95%, 9/15/2029	50	45
RPM International, Inc.
4.55%, 3/1/2029 (a)	778	751
2.95%, 1/15/2032	680	551
Salesforce, Inc.
0.63%, 7/15/2024	42	40
3.70%, 4/11/2028	808	802
San Diego Gas & Electric Co. 2.50%, 5/15/2026	1,600	1,517
Sempra Energy
3.40%, 2/1/2028	369	348
3.70%, 4/1/2029	1,019	961
Sierra Pacific Power Co. 2.60%, 5/1/2026	363	344
Simon Property Group LP
REIT, 3.30%, 1/15/2026	209	201
REIT, 3.25%, 11/30/2026	868	826
REIT, 2.20%, 2/1/2031	973	794
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (c)	388	346
Sixth Street Specialty Lending, Inc. 3.88%, 11/1/2024	416	399
Skyworks Solutions, Inc. 3.00%, 6/1/2031	1,835	1,533
SM Energy Co.
6.75%, 9/15/2026	817	805
6.50%, 7/15/2028	1,816	1,721
Southern California Gas Co.
Series TT, 2.60%, 6/15/2026	2,527	2,405
2.95%, 4/15/2027	83	79
Southern Co. (The)
5.11%, 8/1/2027 (h)	599	604
5.70%, 10/15/2032	379	400
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.73%), 4.00%, 1/15/2051 (g)	429	403
Southern Co. Gas Capital Corp. Series 20-A, 1.75%, 1/15/2031	597	479
Southern Power Co. 0.90%, 1/15/2026	79	72
Southwest Airlines Co.
3.45%, 11/16/2027	206	193
2.63%, 2/10/2030 (a)	1,084	931
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	37

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Spirit Realty LP
REIT, 4.45%, 9/15/2026	668	647
REIT, 4.00%, 7/15/2029	2,500	2,267
Starbucks Corp. 3.55%, 8/15/2029	50	48
State Street Corp.
(SOFR + 0.41%), 1.75%, 2/6/2026 (a) (g)	2,232	2,101
(SOFR + 2.60%), 2.90%, 3/30/2026 (g)	103	99
(SOFR + 1.35%), 5.75%, 11/4/2026 (g)	1,975	2,008
(SOFR + 1.73%), 4.16%, 8/4/2033 (g)	1,076	1,019
(SOFR + 1.57%), 4.82%, 1/26/2034 (g)	1,560	1,554
(SOFR + 1.49%), 3.03%, 11/1/2034 (g)	1,426	1,247
STERIS Irish FinCo. UnLtd. Co. 2.70%, 3/15/2031	851	715
Stifel Financial Corp. 4.00%, 5/15/2030	1,686	1,492
STORE Capital Corp.
REIT, 4.50%, 3/15/2028	1,674	1,495
REIT, 4.63%, 3/15/2029	2	2
REIT, 2.75%, 11/18/2030	1,867	1,391
Synchrony Bank
5.40%, 8/22/2025	2,500	2,384
5.63%, 8/23/2027	766	728
Synchrony Financial
4.38%, 3/19/2024	810	793
4.25%, 8/15/2024	788	752
4.88%, 6/13/2025	1,513	1,430
4.50%, 7/23/2025	832	775
3.70%, 8/4/2026	836	745
3.95%, 12/1/2027	1,184	1,048
5.15%, 3/19/2029	267	248
2.88%, 10/28/2031	23	17
Tampa Electric Co. 2.40%, 3/15/2031	843	711
Tapestry, Inc. 3.05%, 3/15/2032	2,500	2,070
Target Corp. 2.35%, 2/15/2030	829	736
Taylor Morrison Communities, Inc. 5.13%, 8/1/2030 (c)	1,348	1,264
Tempur Sealy International, Inc.
4.00%, 4/15/2029 (c)	266	233
3.88%, 10/15/2031 (c)	2,503	2,075
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Texas Instruments, Inc. 3.65%, 8/16/2032	2,155	2,054
Textron, Inc. 3.38%, 3/1/2028	1,120	1,051
T-Mobile USA, Inc.
3.50%, 4/15/2025	282	274
2.63%, 4/15/2026	1,770	1,660
2.05%, 2/15/2028	398	353
2.63%, 2/15/2029	2,730	2,413
3.38%, 4/15/2029	77	71
2.88%, 2/15/2031 (a)	2,078	1,801
3.50%, 4/15/2031	1,810	1,635
Transcontinental Gas Pipe Line Co. LLC
4.00%, 3/15/2028	1,727	1,665
3.25%, 5/15/2030	2	2
Tri Pointe Homes, Inc. 5.25%, 6/1/2027	2,055	1,973
Trinity Acquisition plc 4.40%, 3/15/2026	1,666	1,640
Truist Bank
1.50%, 3/10/2025	2,220	2,061
3.63%, 9/16/2025	806	763
4.05%, 11/3/2025	287	278
3.80%, 10/30/2026	1,622	1,511
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.15%), 2.64%, 9/17/2029 (g)	2,191	2,053
Truist Financial Corp.
2.85%, 10/26/2024	2	2
(SOFR + 0.61%), 1.27%, 3/2/2027 (g)	1,497	1,327
(SOFR + 2.30%), 6.12%, 10/28/2033 (a) (g)	1,605	1,669
Union Electric Co. 2.15%, 3/15/2032	1,193	983
Union Pacific Corp.
3.75%, 7/15/2025	792	780
3.00%, 4/15/2027	2,837	2,717
3.95%, 9/10/2028	307	304
United Parcel Service, Inc.
3.40%, 3/15/2029	179	173
2.50%, 9/1/2029	2	2
UnitedHealth Group, Inc.
3.75%, 7/15/2025	536	528
1.25%, 1/15/2026	1,201	1,111
1.15%, 5/15/2026	2,311	2,117
3.45%, 1/15/2027	807	786
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
3.85%, 6/15/2028	1,628	1,601
4.00%, 5/15/2029	747	735
Unum Group 4.00%, 6/15/2029	550	528
US Bancorp
(SOFR + 1.43%), 5.73%, 10/21/2026 (g)	683	688
(SOFR + 0.73%), 2.22%, 1/27/2028 (a) (g)	932	838
3.90%, 4/26/2028	969	933
(SOFR + 1.66%), 4.55%, 7/22/2028 (g)	2,099	2,041
(SOFR + 1.02%), 2.68%, 1/27/2033 (g)	514	421
(SOFR + 2.11%), 4.97%, 7/22/2033 (g)	2,358	2,206
(SOFR + 1.60%), 4.84%, 2/1/2034 (g)	316	303
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 0.95%), 2.49%, 11/3/2036 (g)	396	303
US Bank NA 2.05%, 1/21/2025	440	417
Verizon Communications, Inc.
4.02%, 12/3/2029	50	48
2.36%, 3/15/2032	850	698
VICI Properties LP REIT, 4.38%, 5/15/2025	2,119	2,065
Virginia Electric and Power Co.
Series A, 3.15%, 1/15/2026	612	595
Series B, 3.75%, 5/15/2027	915	896
Series A, 3.80%, 4/1/2028 (a)	2,500	2,435
Visa, Inc. 3.15%, 12/14/2025	1,642	1,594
VMware, Inc.
1.00%, 8/15/2024	1,593	1,508
3.90%, 8/21/2027	825	795
2.20%, 8/15/2031	894	709
Vulcan Materials Co. 3.90%, 4/1/2027	56	55
Walmart, Inc.
3.05%, 7/8/2026	643	626
1.05%, 9/17/2026	817	740
3.70%, 6/26/2028	1,257	1,251
Walt Disney Co. (The)
3.35%, 3/24/2025	2,095	2,060
3.70%, 10/15/2025	2,305	2,270
Webster Financial Corp. 4.10%, 3/25/2029	245	222
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
WEC Energy Group, Inc. 1.80%, 10/15/2030	177	144
Wells Fargo & Co.
(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (g)	2,680	2,536
(3-MONTH CME TERM SOFR + 1.43%), 2.88%, 10/30/2030 (g)	50	44
(SOFR + 1.26%), 2.57%, 2/11/2031 (g)	5,575	4,761
Welltower OP LLC
REIT, 2.05%, 1/15/2029	994	838
REIT, 4.13%, 3/15/2029	841	788
REIT, 2.80%, 6/1/2031	214	180
REIT, 2.75%, 1/15/2032	50	41
Wesco Aircraft Holdings, Inc. 9.00%, 11/15/2026 (a) (c)	227	20
Western Union Co. (The) 2.75%, 3/15/2031	1,616	1,294
Westinghouse Air Brake Technologies Corp.
3.20%, 6/15/2025	154	147
4.95%, 9/15/2028 (h)	293	291
Westlake Corp. 3.60%, 8/15/2026	261	251
Weyerhaeuser Co. REIT, 7.38%, 3/15/2032	690	801
Williams Cos., Inc. (The)
3.50%, 11/15/2030	886	811
Series A, 7.50%, 1/15/2031	50	56
4.65%, 8/15/2032 (a)	1,073	1,041
Willis North America, Inc. 4.50%, 9/15/2028	818	797
Winnebago Industries, Inc. 6.25%, 7/15/2028 (c)	788	762
Wisconsin Power and Light Co. 3.95%, 9/1/2032	50	47
Xcel Energy, Inc. 2.35%, 11/15/2031	59	49
Yum! Brands, Inc. 5.35%, 11/1/2043	139	122
Ziff Davis, Inc. 4.63%, 10/15/2030 (c)	1,006	884
		635,941
Total Corporate Bonds (Cost $889,245)		887,572
Foreign Government Securities — 12.5%
Australia — 0.4%
Commonwealth of Australia
2.75%, 4/21/2024 (b)	AUD1,785	1,174
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	39

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Australia — continued
3.25%, 4/21/2025 (b)	AUD2,101	1,396
2.75%, 11/21/2029 (b)	AUD4,475	2,886
1.75%, 11/21/2032 (b)	AUD8,055	4,640
2.75%, 6/21/2035 (b)	AUD726	446
2.75%, 5/21/2041 (b)	AUD796	455
3.00%, 3/21/2047 (b)	AUD374	215
1.75%, 6/21/2051 (b)	AUD710	301
		11,513
Belgium — 0.4%
Kingdom of Belgium
0.80%, 6/22/2027 (b)	EUR3,755	3,837
0.90%, 6/22/2029 (b)	EUR1,010	1,002
0.10%, 6/22/2030 (b)	EUR2,727	2,493
1.00%, 6/22/2031 (b)	EUR1,930	1,844
1.45%, 6/22/2037 (b)	EUR473	418
1.90%, 6/22/2038 (b)	EUR995	920
3.75%, 6/22/2045 (b)	EUR575	670
1.60%, 6/22/2047 (b)	EUR267	209
1.70%, 6/22/2050 (b)	EUR996	773
2.15%, 6/22/2066 (b)	EUR412	335
		12,501
Canada — 0.6%
Canada Government Bond
2.50%, 6/1/2024	CAD3,280	2,380
1.00%, 6/1/2027	CAD3,855	2,631
2.25%, 6/1/2029	CAD1,340	959
0.50%, 12/1/2030	CAD7,102	4,416
4.00%, 6/1/2041	CAD40	34
2.75%, 12/1/2048	CAD403	286
2.00%, 12/1/2051	CAD1,964	1,182
2.75%, 12/1/2064	CAD1,027	721
Province of Alberta 2.90%, 12/1/2028	CAD410	295
Province of British Columbia
4.70%, 6/18/2037	CAD880	706
2.95%, 6/18/2050	CAD505	310
Province of Ontario
2.30%, 9/8/2024	CAD3,210	2,312
0.01%, 11/25/2030 (b)	EUR5,800	5,013
		21,245
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

China — 0.1%
Export-Import Bank of China (The) 0.75%, 5/28/2023 (b)	EUR3,800	4,181
Denmark — 0.1%
Kingdom of Denmark
1.75%, 11/15/2025	DKK2,373	342
0.50%, 11/15/2027	DKK3,009	405
0.50%, 11/15/2029	DKK4,850	630
4.50%, 11/15/2039	DKK3,192	583
0.25%, 11/15/2052	DKK2,400	186
		2,146
France — 0.6%
French Republic
0.00%, 11/25/2029 (b)	EUR8,820	8,171
1.25%, 5/25/2036 (b)	EUR4,292	3,806
1.75%, 6/25/2039 (b)	EUR2,153	1,959
3.25%, 5/25/2045 (b)	EUR1,854	2,039
2.00%, 5/25/2048 (b)	EUR2,217	1,919
1.50%, 5/25/2050 (b)	EUR3,492	2,645
0.75%, 5/25/2053 (b)	EUR409	236
1.75%, 5/25/2066 (b)	EUR771	570
		21,345
Germany — 0.7%
Bundesrepublik Deutschland
0.50%, 2/15/2028 (b)	EUR8,645	8,760
0.00%, 2/15/2030 (b)	EUR3,450	3,268
2.30%, 2/15/2033 (b)	EUR1,950	2,145
4.00%, 1/4/2037 (b)	EUR4,245	5,516
2.50%, 7/4/2044 (b)	EUR1,455	1,618
1.25%, 8/15/2048 (b)	EUR1,960	1,708
0.00%, 8/15/2050 (b)	EUR2,272	1,339
		24,354
Hungary — 0.1%
Hungary Government Bond
0.13%, 9/21/2028 (c)	EUR893	765
2.13%, 9/22/2031 (c)	1,158	902
		1,667
Indonesia — 0.1%
Republic of Indonesia
2.15%, 7/18/2024 (b)	EUR1,120	1,210
1.30%, 3/23/2034	EUR902	731
		1,941
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Italy — 1.6%
Buoni Poliennali del Tesoro
1.85%, 7/1/2025 (b)	EUR4,157	4,442
0.00%, 4/1/2026 (b)	EUR14,179	14,147
3.94%, 9/15/2026 (b)	EUR4,022	4,743
3.50%, 3/1/2030 (b)	EUR7,540	8,157
0.95%, 12/1/2031 (b)	EUR8,356	7,197
1.65%, 3/1/2032 (b)	EUR216	197
2.25%, 9/1/2036 (b)	EUR2,982	2,606
0.95%, 3/1/2037 (b)	EUR960	694
3.25%, 3/1/2038 (b)	EUR3,713	3,577
4.75%, 9/1/2044 (b)	EUR122	139
2.15%, 9/1/2052 (b)	EUR4,160	2,889
2.80%, 3/1/2067 (b)	EUR212	159
2.15%, 3/1/2072 (b)	EUR280	175
Italian Republic Government Bond 2.38%, 10/17/2024	5,381	5,152
		54,274
Japan — 4.7%
Japan Bank for International Cooperation
4.25%, 1/26/2026	4,464	4,473
1.63%, 1/20/2027 (a)	974	892
Japan Government Bond
0.01%, 3/20/2026	JPY2,631,250	19,338
0.10%, 6/20/2026	JPY921,300	6,790
0.10%, 9/20/2026	JPY147,650	1,088
0.01%, 12/20/2026	JPY635,950	4,668
0.10%, 9/20/2027	JPY1,475,700	10,848
0.10%, 6/20/2029	JPY1,413,150	10,324
0.10%, 12/20/2029	JPY986,750	7,194
1.10%, 3/20/2033	JPY692,800	5,410
1.70%, 6/20/2033	JPY229,450	1,892
2.40%, 3/20/2034	JPY1,764,100	15,531
1.50%, 6/20/2034	JPY97,250	788
1.40%, 9/20/2034	JPY867,800	6,964
1.20%, 12/20/2034	JPY292,000	2,295
1.20%, 3/20/2035	JPY288,000	2,263
1.00%, 12/20/2035	JPY272,000	2,083
0.40%, 3/20/2036	JPY200,000	1,421
0.60%, 9/20/2037	JPY551,500	3,965
0.40%, 3/20/2039	JPY316,200	2,166
0.30%, 6/20/2039	JPY457,750	3,075
0.30%, 12/20/2039	JPY1,274,350	8,493
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Japan — continued
0.40%, 6/20/2040	JPY1,064,900	7,163
1.50%, 3/20/2045	JPY696,600	5,506
0.80%, 6/20/2047	JPY125,700	851
0.80%, 12/20/2047	JPY612,850	4,131
0.70%, 12/20/2048	JPY450,250	2,921
0.40%, 9/20/2049	JPY128,550	761
0.40%, 12/20/2049	JPY159,250	942
0.40%, 3/20/2050	JPY859,150	5,052
0.40%, 3/20/2056	JPY299,850	1,661
0.90%, 3/20/2057	JPY491,200	3,187
0.50%, 3/20/2060	JPY309,250	1,722
		155,858
Mexico — 0.0% ^
United Mexican States 5.40%, 2/9/2028	964	994
Netherlands — 0.2%
Kingdom of Netherlands
2.50%, 1/15/2033 (b)	EUR1,920	2,090
4.00%, 1/15/2037 (b)	EUR1,110	1,390
3.75%, 1/15/2042 (b)	EUR377	475
2.75%, 1/15/2047 (b)	EUR1,030	1,147
0.00%, 1/15/2052 (b)	EUR665	353
		5,455
Peru — 0.0% ^
Republic of Peru 1.86%, 12/1/2032	487	376
Philippines — 0.0% ^
Republic of Philippines 0.25%, 4/28/2025	EUR1,303	1,330
Romania — 0.0% ^
Romania Government Bond 2.00%, 4/14/2033 (c)	EUR1,470	1,120
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia
4.75%, 1/18/2028 (c)	2,350	2,392
2.25%, 2/2/2033 (c)	914	760
		3,152
South Korea — 0.5%
Export-Import Bank of Korea
0.00%, 10/19/2024 (b)	EUR10,060	10,457
0.75%, 9/21/2025	4,217	3,847
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	41

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
South Korea — continued
4.88%, 1/11/2026	1,394	1,404
Republic of Korea 0.00%, 9/16/2025	EUR1,276	1,290
		16,998
Spain — 1.1%
Bonos and Obligaciones del Estado
1.60%, 4/30/2025 (b)	EUR7,455	8,002
1.50%, 4/30/2027 (b)	EUR7,646	7,969
1.40%, 7/30/2028 (b)	EUR6,207	6,310
2.55%, 10/31/2032 (b)	EUR5,385	5,570
4.70%, 7/30/2041 (b)	EUR3,854	4,759
1.00%, 7/30/2042 (b)	EUR637	437
2.90%, 10/31/2046 (b)	EUR552	524
2.70%, 10/31/2048 (b)	EUR771	693
1.00%, 10/31/2050 (b)	EUR1,071	621
3.45%, 7/30/2066 (b)	EUR616	609
		35,494
Sweden — 0.1%
Kingdom of Sweden
1.50%, 11/13/2023 (b)	SEK4,690	452
1.00%, 11/12/2026 (b)	SEK5,010	462
0.75%, 5/12/2028 (b)	SEK1,985	178
0.75%, 11/12/2029 (b)	SEK5,915	521
3.50%, 3/30/2039 (b)	SEK2,505	278
0.50%, 11/24/2045 (b)	SEK470	31
		1,922
United Kingdom — 1.1%
United Kingdom of Great Britain and Northern Ireland
0.50%, 1/31/2029 (b)	GBP5,430	5,694
1.00%, 1/31/2032 (b)	GBP6,890	6,941
4.25%, 6/7/2032 (b)	GBP240	316
0.63%, 7/31/2035 (b)	GBP1,422	1,228
4.25%, 3/7/2036 (b)	GBP1,157	1,513
1.75%, 9/7/2037 (b)	GBP1,473	1,405
4.75%, 12/7/2038 (b)	GBP1,018	1,393
1.13%, 1/31/2039 (b)	GBP716	597
4.25%, 12/7/2040 (b)	GBP1,059	1,364
1.25%, 10/22/2041 (b)	GBP1,590	1,275
3.25%, 1/22/2044 (b)	GBP1,335	1,477
3.50%, 1/22/2045 (b)	GBP908	1,040
0.88%, 1/31/2046 (b)	GBP1,077	713
4.25%, 12/7/2046 (b)	GBP885	1,134
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — continued
1.50%, 7/22/2047 (b)	GBP1,652	1,253
1.75%, 1/22/2049 (b)	GBP1,424	1,130
4.25%, 12/7/2049 (b)	GBP147	189
0.63%, 10/22/2050 (b)	GBP1,514	832
1.25%, 7/31/2051 (b)	GBP938	627
3.75%, 7/22/2052 (b)	GBP488	580
1.50%, 7/31/2053 (b)	GBP525	368
4.25%, 12/7/2055 (b)	GBP386	504
1.75%, 7/22/2057 (b)	GBP649	478
4.00%, 1/22/2060 (b)	GBP575	727
0.50%, 10/22/2061 (b)	GBP1,100	462
2.50%, 7/22/2065 (b)	GBP992	886
3.50%, 7/22/2068 (b)	GBP628	722
1.63%, 10/22/2071 (b)	GBP400	263
1.13%, 10/22/2073 (b)	GBP470	244
		35,355
Total Foreign Government Securities (Cost $443,883)		413,221
	SHARES (000)
Investment Companies — 4.6%
United States — 4.6%
JPMorgan Income Fund, Class R6 Shares (i)(Cost $166,352)	18,436	153,202
INVESTMENTS	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.6%
U.S. Treasury Notes 0.88%, 1/31/2024 (j)(Cost $51,961)	53,471	51,884
Supranational — 0.3%
Asian Development Bank, 3.40%, 9/10/2027 (b)	AUD3,030	1,976
European Investment Bank
0.50%, 6/21/2023	AUD1,210	797
2.25%, 3/15/2030 (b)	EUR3,120	3,296
Inter-American Development Bank
0.50%, 5/23/2023	CAD3,650	2,688
1.70%, 10/10/2024	CAD800	570
4.40%, 1/26/2026	CAD614	460
Total Supranational (Cost $10,538)		9,787
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 0.3%
United States — 0.3%
iShares MSCI India ETF *(Cost $5,393)	205	8,435
INVESTMENTS	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.2%
United States — 0.2%
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.41%, 7/25/2023 (k)	62,979	20
Series KC03, Class X1, IO, 0.63%, 11/25/2024 (k)	28,191	233
Series K078, Class X1, IO, 0.23%, 6/25/2028 (k)	62,922	369
Series K082, Class X1, IO, 0.15%, 9/25/2028 (k)	417,385	1,377
Series K083, Class X1, IO, 0.18%, 9/25/2028 (k)	133,270	535
FNMA ACES Series 2019-M21, Class X2, IO, 1.42%, 2/25/2031 (k)	3,243	235
FREMF Mortgage Trust
Series 2017-KF31, Class B, 7.76%, 4/25/2024 (c) (k)	142	141
Series 2017-KF36, Class B, 7.51%, 8/25/2024 (c) (k)	237	232
Series 2017-KF38, Class B, 7.36%, 9/25/2024 (c) (k)	194	186
Series 2018-KF45, Class B, 6.81%, 3/25/2025 (c) (k)	306	288
Series 2018-KF47, Class B, 6.86%, 5/25/2025 (c) (k)	226	222
GNMA Series 2021-170, IO, 0.99%, 5/16/2063 (k)	1,895	139
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (k)	923	388
Velocity Commercial Capital Loan Trust
Series 2018-2, Class M2, 4.51%, 10/26/2048 (c) (k)	168	149
Series 2018-2, Class M3, 4.72%, 10/26/2048 (c) (k)	247	209
Wells Fargo Commercial Mortgage Trust Series 2019-C52, Class XA, IO, 1.75%, 8/15/2052 (k)	3,723	265
Total Commercial Mortgage-Backed Securities (Cost $5,377)		4,988
INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.1%
Luxembourg — 0.0% ^
BNP Paribas Issuance BV, expiring 9/15/2023 *	8	230
Netherlands — 0.1%
BNP Paribas Issuance BV
expiring 8/31/2023 *	244	679
expiring 8/31/2023 *	17	368
expiring 9/20/2023 *	20	356
expiring 12/4/2023 *	70	632
expiring 12/27/2023 *	6	10
expiring 2/1/2024 *	12	180
expiring 2/1/2024 *	63	308
expiring 2/1/2024 *	9	365
expiring 2/1/2024 *	24	152
		3,050
Switzerland — 0.0% ^
UBS AG
expiring 5/18/2023 *	4	37
expiring 6/19/2023 *	33	455
expiring 8/4/2023 *	29	117
expiring 9/4/2023 *	7	205
expiring 9/5/2023 *	4	92
expiring 1/8/2024 *	33	302
expiring 3/28/2024 *	9	141
expiring 4/22/2024 *	50	215
expiring 5/10/2024 *	3	5
		1,569
United Kingdom — 0.0% ^
Nmg Research Ltd., expiring 9/24/2027, price 1.00 USD ‡ *	1	18
United States — 0.0% ^
Windstream Holdings, Inc., expiring 12/31/2049, price 10.75 USD ‡ *	1	4
Total Warrants (Cost $4,951)		4,871
	PRINCIPAL AMOUNT ($000)
Loan Assignments — 0.0% (g) (l) ^
United States — 0.0% ^
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (m)	16	2
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	43

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Moran Foods LLC, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 7.25%), 12.21%, 6/30/2026	619	557
(3-MONTH CME TERM SOFR + 7.25%), 12.21%, 6/30/2026 ‡	153	122
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 9.50%), 14.46%, 12/31/2026	260	184
Total Loan Assignments (Cost $858)		865
	SHARES (000)
Convertible Preferred Stocks — 0.0% ^
United States — 0.0% ^
Claire's Stores, Inc. ‡ *(Cost $73)	—	585
Preferred Stocks — 0.0% ^
United States — 0.0% ^
Goodman Networks, Inc. ‡ *	3	— (d)
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	40	33
Total Preferred Stocks (Cost $49)		33
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Brazil — 0.0% ^
Localiza Rent a Car SA, expiring 5/11/2023 *	—	1
United States — 0.0% ^
Vistra Corp., expiring 12/31/2049 ‡ *	17	22
Total Rights (Cost $—) (d)		23
	PRINCIPAL AMOUNT ($000)
Collateralized Mortgage Obligations — 0.0% ^
United States — 0.0% ^
CHL Mortgage Pass-Through Trust
Series 2005-31, Class 2A1, 3.21%, 1/25/2036 (k)	—	—
Series 2006-21, Class A14, 6.00%, 2/25/2037	—	—
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2007-10, Class A4, 5.50%, 7/25/2037	—	—
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2006-AF1, Class A4, 5.32%, 4/25/2036 (k)	—	—
Series 2007-3, Class 2A1, 5.77%, 10/25/2047 (k)	—	—
HarborView Mortgage Loan Trust Series 2006-14, Class 1A1A, 5.31%, 1/25/2047 (k)	—	—
JPMorgan Mortgage Trust Series 2005-A8, Class 2A3, 3.88%, 11/25/2035 (k)	—	—
Total Collateralized Mortgage Obligations (Cost $—)		—
	SHARES (000)
Short-Term Investments — 2.8%
Investment Companies — 1.7%
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (i) (n) (Cost $58,015)	58,012	58,029
Investment of Cash Collateral from Securities Loaned — 1.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (i) (n)	31,753	31,756
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (i) (n)	4,415	4,415
Total Investment of Cash Collateral from Securities Loaned (Cost $36,173)		36,171
Total Short-Term Investments (Cost $94,188)		94,200
Total Investments — 94.6% (Cost $2,822,432)		3,132,186
Assets in Excess of Other Liabilities — 5.4%		177,707
NET ASSETS — 100.0%		3,309,893

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Funds	April 30, 2023

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
APAC	Asia Pacific
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CME	Chicago Mercantile Exchange
CVA	Dutch Certification
DKK	Danish Krone
ETF	Exchange Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SEK	Swedish Krona
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 is $35,251.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Value is zero.
(e)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $2,259.
(f)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
April 30, 2023 is $5,663 or 0.17% of the Fund’s net
assets as of April 30, 2023.

(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2023.
(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of April 30, 2023.

(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of April 30, 2023.

(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	Defaulted security.
(n)	The rate shown is the current yield as of April 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	45

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Foreign Government Securities	13.2%
Banks	12.1
Capital Markets	5.1
Fixed Income	4.9
Semiconductors & Semiconductor Equipment	4.2
Software	3.8
Oil, Gas & Consumable Fuels	3.7
Pharmaceuticals	3.1
Insurance	2.4
Technology Hardware, Storage & Peripherals	2.3
Health Care Providers & Services	2.2
Hotels, Restaurants & Leisure	2.1
Broadline Retail	1.9
Electric Utilities	1.8
Biotechnology	1.7
Financial Services	1.7
Beverages	1.7
U.S. Treasury Notes	1.7
Interactive Media & Services	1.5
Chemicals	1.5
Machinery	1.3
Ground Transportation	1.2
Health Care Equipment & Supplies	1.2
Textiles, Apparel & Luxury Goods	1.1
Specialty Retail	1.0
Consumer Finance	1.0
Others (each less than 1.0%)	17.6
Short-Term Investments	3.0
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Funds	April 30, 2023

Futures contracts outstanding as of April 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Buxl 30 Year Bond	13	06/08/2023	EUR	1,998	29
Euro-OAT	74	06/08/2023	EUR	10,596	280
Euro-Schatz	101	06/08/2023	EUR	11,762	44
S&P / TSX 60 Index	151	06/15/2023	CAD	27,834	1,312
Foreign Exchange AUD / USD	167	06/16/2023	USD	11,074	(125)
Foreign Exchange EUR / USD	2,014	06/16/2023	USD	278,196	8,192
Foreign Exchange GBP/USD	467	06/16/2023	USD	36,721	1,541
Foreign Exchange JPY / USD	4,292	06/16/2023	USD	396,769	(3,537)
MSCI EAFE E-Mini Index	1,131	06/16/2023	USD	121,594	6,742
S&P 500 E-Mini Index	1,551	06/16/2023	USD	324,857	11,731
Foreign Exchange CAD/USD	701	06/20/2023	USD	51,800	(871)
U.S. Treasury 10 Year Note	1,268	06/21/2023	USD	146,395	831
U.S. Treasury 10 Year Ultra Note	23	06/21/2023	USD	2,800	5
U.S. Treasury Ultra Bond	445	06/21/2023	USD	62,995	2,772
Long Gilt	42	06/28/2023	GBP	5,355	56
3 Month Euro Euribor	103	09/15/2025	EUR	27,614	28
3 Month Euro Euribor	103	12/15/2025	EUR	27,622	20
					29,050
Short Contracts
Euro-Bobl	(5)	06/08/2023	EUR	(650)	— (a)
Euro-Bund	(42)	06/08/2023	EUR	(6,276)	(69)
Australia 3 Year Bond	(9)	06/15/2023	AUD	(647)	2
U.S. Treasury 10 Year Ultra Note	(450)	06/21/2023	USD	(54,773)	(268)
U.S. Treasury Ultra Bond	(23)	06/21/2023	USD	(3,256)	26
U.S. Treasury 2 Year Note	(99)	06/30/2023	USD	(20,427)	(213)
U.S. Treasury 5 Year Note	(99)	06/30/2023	USD	(10,885)	(209)
3 Month SOFR	(74)	09/19/2023	USD	(17,563)	— (a)
					(731)
					28,319

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SOFR	Secured Overnight Financing Rate
TSX	Toronto Stock Exchange
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	47

JPMorgan Global Allocation Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
Forward foreign currency exchange contracts outstanding as of April 30, 2023 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	24,063	USD	15,831	Royal Bank of Canada	5/3/2023	92
CAD	27,457	USD	20,124	HSBC Bank, NA	5/3/2023	142
DKK	16,363	USD	2,412	Morgan Stanley	5/3/2023	7
EUR	10,209	USD	11,174	BNP Paribas	5/3/2023	75
EUR	860	USD	945	Citibank, NA	5/3/2023	3
EUR	872	USD	957	Goldman Sachs International	5/3/2023	4
EUR	4,310	USD	4,712	HSBC Bank, NA	5/3/2023	38
EUR	1,747	USD	1,901	Merrill Lynch International	5/3/2023	25
EUR	863	USD	939	Morgan Stanley	5/3/2023	12
GBP	895	USD	1,111	Merrill Lynch International	5/3/2023	13
GBP	1,231	USD	1,536	Morgan Stanley	5/3/2023	11
USD	16,130	AUD	24,063	BNP Paribas	5/3/2023	206
USD	20,271	CAD	27,457	BNP Paribas	5/3/2023	5
EUR	1,323	USD	1,454	Morgan Stanley	5/8/2023	4
USD	1,228	JPY	161,841	Barclays Bank plc	5/8/2023	39
USD	1,078	JPY	141,936	Citibank, NA	5/8/2023	36
USD	1,068	JPY	141,123	Goldman Sachs International	5/8/2023	32
USD	143,246	JPY	18,989,901	HSBC Bank, NA	5/8/2023	3,739
USD	4,261	JPY	557,712	Merrill Lynch International	5/8/2023	164
USD	7,165	JPY	950,413	Morgan Stanley	5/8/2023	183
EUR	852	USD	938	Barclays Bank plc	6/5/2023	3
USD	1,520	EUR	1,371	Standard Chartered Bank	6/5/2023	6
USD	149,867	JPY	20,239,581	BNP Paribas	6/5/2023	527
Total unrealized appreciation						5,366
EUR	686	USD	757	Morgan Stanley	5/3/2023	(1)
USD	2,393	DKK	16,363	BNP Paribas	5/3/2023	(26)
USD	208,135	EUR	191,202	BNP Paribas	5/3/2023	(2,564)
USD	1,366	EUR	1,249	HSBC Bank, NA	5/3/2023	(10)
USD	2,080	EUR	1,932	Royal Bank of Canada	5/3/2023	(48)
USD	65,584	GBP	52,929	HSBC Bank, NA	5/3/2023	(936)
USD	1,444	SEK	14,947	Barclays Bank plc	5/3/2023	(14)
JPY	190,583	EUR	1,323	Morgan Stanley	5/8/2023	(58)
JPY	20,239,581	USD	149,240	BNP Paribas	5/8/2023	(552)
JPY	512,762	USD	3,876	State Street Corp.	5/8/2023	(109)
USD	15,853	AUD	24,063	Royal Bank of Canada	6/5/2023	(94)
USD	20,137	CAD	27,457	HSBC Bank, NA	6/5/2023	(143)
USD	193,789	EUR	176,158	Morgan Stanley	6/5/2023	(729)
USD	862	GBP	690	HSBC Bank, NA	6/5/2023	(6)
USD	63,337	GBP	50,803	Morgan Stanley	6/5/2023	(561)
USD	2,244	GBP	1,798	State Street Corp.	6/5/2023	(17)
USD	1,449	SEK	14,947	Barclays Bank plc	6/5/2023	(11)
USD	2,417	DKK	16,363	Morgan Stanley	6/6/2023	(7)
Total unrealized depreciation						(5,886)
Net unrealized depreciation						(520)

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Funds	April 30, 2023

EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	49

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 37.8%
Australia — 0.8%
AGL Energy Ltd.	1,490	8,202
APA Group	384	2,621
Bendigo & Adelaide Bank Ltd.	402	2,316
BHP Group Ltd.	150	4,412
CSR Ltd.	744	2,606
Glencore plc	998	5,889
Goodman Group, REIT	209	2,698
Insignia Financial Ltd.	747	1,483
Mirvac Group, REIT	2,403	3,857
Origin Energy Ltd.	421	2,333
Rio Tinto Ltd.	133	9,952
Rio Tinto plc	208	13,244
Sonic Healthcare Ltd.	131	3,080
Stockland, REIT	710	2,105
Telstra Group Ltd.	1,008	2,925
Woodside Energy Group Ltd.	263	5,973
Woolworths Group Ltd.	164	4,238
		77,934
Austria — 0.1%
ANDRITZ AG	51	3,339
Erste Group Bank AG	50	1,814
OMV AG	54	2,552
		7,705
Belgium — 0.1%
Ageas SA	57	2,550
Euronav NV	115	1,970
KBC Group NV	27	1,904
Melexis NV	14	1,356
Proximus SADP	260	2,219
Warehouses De Pauw CVA	70	2,081
		12,080
Brazil — 0.3%
B3 SA - Brasil Bolsa Balcao	4,182	9,768
BB Seguridade Participacoes SA	451	3,075
EDP - Energias do Brasil SA	1,144	5,154
Itau Unibanco Holding SA (Preference)	1,892	9,801
TIM SA	930	2,600
Yara International ASA	35	1,417
		31,815
Canada — 2.0%
Agnico Eagle Mines Ltd.	83	4,706
Algonquin Power & Utilities Corp. (a)	217	1,844
INVESTMENTS	SHARES (000)	VALUE ($000)

Canada — continued
Allied Properties, REIT	88	1,487
AltaGas Ltd.	109	1,909
Atco Ltd., Class I	80	2,629
Bank of Nova Scotia (The)	127	6,324
Barrick Gold Corp.	316	6,002
BCE, Inc.	197	9,489
Canadian Apartment Properties, REIT	100	3,652
Canadian Imperial Bank of Commerce	126	5,271
Canadian Natural Resources Ltd.	50	3,049
Canadian Tire Corp. Ltd., Class A	23	3,049
Canadian Utilities Ltd., Class A	299	8,643
Capital Power Corp.	77	2,498
Chartwell Retirement Residences	261	1,704
Emera, Inc.	65	2,744
Enbridge, Inc.	245	9,750
Fortis, Inc.	229	10,054
Gibson Energy, Inc.	147	2,493
Great-West Lifeco, Inc. (a)	273	7,767
Hydro One Ltd. (b)	252	7,378
IGM Financial, Inc.	117	3,585
Keyera Corp.	126	2,968
Manulife Financial Corp.	375	7,406
Northland Power, Inc.	94	2,299
Nutrien Ltd.	78	5,426
Pembina Pipeline Corp. (a)	283	9,322
Power Corp. of Canada	256	6,863
Restaurant Brands International, Inc.	114	7,984
Sienna Senior Living, Inc.	159	1,283
Superior Plus Corp.	253	1,878
TC Energy Corp.	365	15,183
TELUS Corp.	425	9,012
Toronto-Dominion Bank (The)	174	10,534
Tourmaline Oil Corp.	155	6,956
TransAlta Renewables, Inc.	210	1,963
		195,104
Cayman Islands — 0.0% ^
Telford Offshore Holdings Ltd. ‡ *	58	—
Chile — 0.1%
Banco Santander Chile, ADR	315	6,033
China — 2.0%
China Construction Bank Corp., Class H	18,039	12,060
China Merchants Bank Co. Ltd., Class H *	2,412	11,645
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
China — continued
China Overseas Land & Investment Ltd.	1,593	4,041
China Petroleum & Chemical Corp., Class H	20,206	13,243
China Resources Gas Group Ltd.	1,492	4,708
China Resources Land Ltd.	2,090	9,733
Fuyao Glass Industry Group Co. Ltd., Class A *	583	2,863
Fuyao Glass Industry Group Co. Ltd., Class H * (b)	1,614	6,565
Guangdong Investment Ltd.	2,818	2,694
Haier Smart Home Co. Ltd., Class A *	345	1,185
Haier Smart Home Co. Ltd., Class H *	4,231	13,790
Huayu Automotive Systems Co. Ltd., Class A *	2,430	5,756
Inner Mongolia Yili Industrial Group Co. Ltd., Class A *	4,384	18,724
Joyoung Co. Ltd., Class A *	1,095	2,577
Midea Group Co. Ltd., Class A	1,105	9,071
NetEase, Inc.	1,046	18,618
NXP Semiconductors NV	58	9,434
Ping An Insurance Group Co. of China Ltd., Class H	1,954	14,259
Tingyi Cayman Islands Holding Corp.	5,288	9,241
Topsports International Holdings Ltd. (b)	3,743	3,337
Wuliangye Yibin Co. Ltd., Class A	535	13,078
Xinyi Glass Holdings Ltd.	3,236	5,920
Yum China Holdings, Inc.	27	1,671
Zhejiang Supor Co. Ltd., Class A *	531	3,948
		198,161
Denmark — 0.3%
AP Moller - Maersk A/S, Class B	2	2,999
D/S Norden A/S	46	2,920
Novo Nordisk A/S, Class B	136	22,664
		28,583
Egypt — 0.0% ^
Energean plc	155	2,415
Finland — 0.6%
Elisa OYJ	97	6,010
Fortum OYJ	507	7,575
Kone OYJ, Class B	69	3,905
Konecranes OYJ	53	2,071
Metso Outotec OYJ	229	2,528
Nordea Bank Abp	1,568	17,424
Orion OYJ, Class B	103	4,843
INVESTMENTS	SHARES (000)	VALUE ($000)

Finland — continued
Outokumpu OYJ	487	2,653
Sampo OYJ, Class A	73	3,717
TietoEVRY OYJ	73	2,344
Wartsila OYJ Abp	280	3,248
		56,318
France — 1.5%
Amundi SA (b)	37	2,416
AXA SA	178	5,802
BNP Paribas SA	86	5,587
Cie Generale des Etablissements Michelin SCA	250	7,964
Coface SA	11	165
Covivio SA, REIT	27	1,547
Danone SA	78	5,188
Eiffage SA	24	2,804
Engie SA	476	7,621
Gaztransport Et Technigaz SA	24	2,599
Klepierre SA, REIT (a)	322	8,151
Legrand SA	68	6,393
LVMH Moet Hennessy Louis Vuitton SE	29	27,679
Orange SA	536	6,972
Publicis Groupe SA	54	4,419
Rexel SA	108	2,505
Rubis SCA	98	2,891
Societe Generale SA	77	1,880
TotalEnergies SE	255	16,320
Verallia SA (b)	32	1,282
Vinci SA	176	21,835
Vivendi SE	487	5,350
		147,370
Germany — 1.2%
Allianz SE (Registered)	103	25,821
BASF SE	62	3,230
Bayerische Motoren Werke AG	37	4,155
Covestro AG * (b)	78	3,429
Daimler Truck Holding AG *	80	2,630
Deutsche Post AG (Registered)	190	9,159
Deutsche Telekom AG (Registered)	720	17,350
E.ON SE	253	3,345
Freenet AG	210	5,979
LEG Immobilien SE *	67	4,162
Mercedes-Benz Group AG	67	5,245
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	51

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Germany — continued
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	31	11,500
Siemens AG (Registered)	52	8,585
Telefonica Deutschland Holding AG	2,551	8,620
Vonovia SE	429	9,305
		122,515
Hong Kong — 0.5%
CK Asset Holdings Ltd.	332	1,963
CK Infrastructure Holdings Ltd.	463	2,636
CLP Holdings Ltd.	323	2,405
Hang Seng Bank Ltd.	412	6,112
HK Electric Investments & HK Electric Investments Ltd. (b)	1,222	771
HKBN Ltd.	1,796	1,267
HKT Trust & HKT Ltd.	3,991	5,245
Hong Kong & China Gas Co. Ltd.	1,553	1,379
Hong Kong Exchanges & Clearing Ltd.	194	8,054
New World Development Co. Ltd.	1,275	3,400
Orient Overseas International Ltd.	108	2,194
PCCW Ltd.	3,842	2,004
Power Assets Holdings Ltd.	491	2,806
VTech Holdings Ltd.	256	1,538
WH Group Ltd. (b)	3,630	2,021
Yue Yuen Industrial Holdings Ltd.	1,168	1,758
		45,553
India — 0.3%
Embassy Office Parks, REIT	427	1,722
HCL Technologies Ltd.	768	10,037
Infosys Ltd., ADR	909	14,128
Tata Consultancy Services Ltd. *	137	5,389
		31,276
Indonesia — 0.4%
Bank Rakyat Indonesia Persero Tbk. PT	58,522	20,394
Telkom Indonesia Persero Tbk. PT	59,565	17,253
		37,647
Ireland — 0.0% ^
CRH plc	82	3,974
Israel — 0.0% ^
Bezeq The Israeli Telecommunication Corp. Ltd.	667	908
INVESTMENTS	SHARES (000)	VALUE ($000)

Italy — 0.8%
A2A SpA	1,946	3,433
ACEA SpA	57	834
Assicurazioni Generali SpA	339	7,066
Azimut Holding SpA	110	2,459
Banca Generali SpA	75	2,475
Banca Mediolanum SpA	680	6,144
BFF Bank SpA (b)	148	1,423
Coca-Cola HBC AG	95	2,887
Enel SpA	989	6,757
Eni SpA	644	9,737
Hera SpA	888	2,765
Intesa Sanpaolo SpA	4,297	11,298
Iren SpA	962	2,079
Italgas SpA	453	2,961
Mediobanca Banca di Credito Finanziario SpA	197	2,113
Poste Italiane SpA (b)	243	2,532
Saras SpA *	442	572
Snam SpA	561	3,119
Terna - Rete Elettrica Nazionale	370	3,206
UniCredit SpA	192	3,799
Unipol Gruppo SpA	318	1,789
		79,448
Japan — 1.6%
Aozora Bank Ltd.	225	4,042
ARTERIA Networks Corp.	164	1,575
Bridgestone Corp.	259	10,397
Canon, Inc.	107	2,546
Chubu Electric Power Co., Inc.	267	2,978
Comforia Residential REIT, Inc., REIT	2	4,090
Dai Nippon Printing Co. Ltd.	126	3,611
Electric Power Development Co. Ltd.	279	4,458
ENEOS Holdings, Inc.	478	1,702
FANUC Corp.	300	10,145
Frontier Real Estate Investment Corp., REIT	1	2,825
Hokkaido Electric Power Co., Inc. *	334	1,258
Idemitsu Kosan Co. Ltd.	242	5,144
Japan Metropolitan Fund Invest, REIT	5	3,705
Japan Post Holdings Co. Ltd.	515	4,240
Japan Tobacco, Inc.	170	3,666
Kansai Electric Power Co., Inc. (The)	648	6,993
KDDI Corp.	92	2,888
Kenedix Office Investment Corp., REIT	1	2,335
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Japan — continued
Kyushu Railway Co.	153	3,474
Mitsubishi Chemical Group Corp.	843	4,945
Nippon Prologis REIT, Inc., REIT	2	4,312
Nippon Steel Corp.	152	3,246
Nippon Telegraph & Telephone Corp.	258	7,879
Okinawa Electric Power Co., Inc. (The) *	111	904
Osaka Gas Co. Ltd.	43	706
Sharp Corp. *	338	2,406
Shin-Etsu Chemical Co. Ltd.	255	7,268
SoftBank Corp.	824	9,281
Sumitomo Forestry Co. Ltd.	135	2,919
Takeda Pharmaceutical Co. Ltd.	174	5,770
Tokio Marine Holdings, Inc.	377	7,590
Tokyo Electron Ltd.	88	10,065
Tokyo Gas Co. Ltd.	39	789
Toyota Motor Corp.	435	5,970
United Urban Investment Corp., REIT	2	2,328
		158,450
Luxembourg — 0.1%
Intelsat SA ‡ *	270	7,014
SES SA, ADR	208	1,290
		8,304
Mexico — 0.4%
Bolsa Mexicana de Valores SAB de CV	474	1,045
Grupo Financiero Banorte SAB de CV, Class O	1,840	15,944
Kimberly-Clark de Mexico SAB de CV, Class A	1,863	4,212
Southern Copper Corp.	113	8,654
Wal-Mart de Mexico SAB de CV	3,716	14,977
		44,832
Netherlands — 0.6%
ABN AMRO Bank NV, CVA (b)	126	2,025
ASML Holding NV	24	15,486
ASR Nederland NV	55	2,401
BE Semiconductor Industries NV	50	4,476
ING Groep NV	281	3,483
Koninklijke Ahold Delhaize NV	107	3,669
Koninklijke KPN NV	1,437	5,240
NN Group NV	64	2,401
OCI NV	88	2,328
Randstad NV	50	2,702
INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued
Shell plc	469	14,405
Wolters Kluwer NV	24	3,200
		61,816
New Zealand — 0.1%
Contact Energy Ltd.	586	2,841
Spark New Zealand Ltd.	1,740	5,638
		8,479
Norway — 0.3%
Aker BP ASA	47	1,130
DNB Bank ASA	134	2,352
Elkem ASA (b)	595	2,015
Equinor ASA	318	9,158
Norsk Hydro ASA	672	4,949
SFL Corp. Ltd.	285	2,591
Telenor ASA	843	10,514
		32,709
Poland — 0.1%
Powszechny Zaklad Ubezpieczen SA	885	8,156
Portugal — 0.1%
EDP - Energias de Portugal SA	535	2,945
Galp Energia SGPS SA *	222	2,683
Jeronimo Martins SGPS SA	69	1,755
Navigator Co. SA (The) *	540	1,982
NOS SGPS SA	349	1,536
Redes Energeticas Nacionais SGPS SA *	411	1,193
		12,094
Russia — 0.0% ^
Moscow Exchange MICEX-RTS PJSC ‡ *	2,553	61
Severstal PAO, GDR ‡ * (b)	132	42
Severstal PAO, GDR ‡ * (b)	10	3
		106
Saudi Arabia — 0.1%
Al Rajhi Bank	286	5,901
Singapore — 0.4%
BW LPG Ltd. (b)	295	2,386
CapitaLand Ascendas, REIT	2,471	5,317
CapitaLand Integrated Commercial Trust, REIT	3,189	4,869
DBS Group Holdings Ltd.	460	11,374
Digital Core REIT Management Pte. Ltd., REIT	2,467	1,077
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	53

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Singapore — continued
Keppel Infrastructure Trust	2,678	984
NETLINK NBN TRUST (b)	3,227	2,119
Singapore Exchange Ltd.	1,161	8,354
Singapore Telecommunications Ltd.	1,478	2,831
		39,311
South Africa — 0.5%
Anglo American plc	231	7,115
AVI Ltd.	233	870
Bid Corp. Ltd.	409	9,295
Bidvest Group Ltd. (The)	423	5,794
FirstRand Ltd.	1,230	4,336
Sanlam Ltd.	2,579	7,954
Standard Bank Group Ltd.	639	5,993
Vodacom Group Ltd.	1,439	9,865
		51,222
South Korea — 0.9%
ESR Kendall Square REIT Co. Ltd., REIT	257	723
Hana Financial Group, Inc.	68	2,135
KB Financial Group, Inc.	214	7,934
Kia Corp.	141	8,920
Korea Gas Corp. *	37	750
LG Uplus Corp.	280	2,306
NCSoft Corp.	10	2,772
Samsung Electronics Co. Ltd.	850	41,844
Shinhan Financial Group Co. Ltd.	299	7,830
SK Telecom Co. Ltd., ADR	70	1,386
SK Telecom Co. Ltd.	344	12,271
		88,871
Spain — 1.0%
Acerinox SA *	204	2,205
ACS Actividades de Construccion y Servicios SA	107	3,689
Atlantica Sustainable Infrastructure plc	85	2,273
Banco Bilbao Vizcaya Argentaria SA	554	4,057
Banco Santander SA	1,286	4,519
CaixaBank SA	652	2,415
Cellnex Telecom SA (b)	87	3,654
Cia de Distribucion Integral Logista Holdings SA	105	2,842
Enagas SA	137	2,740
Endesa SA	498	11,170
Iberdrola SA	1,975	25,586
INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued
Industria de Diseno Textil SA	140	4,805
Mapfre SA	1,086	2,175
Merlin Properties Socimi SA, REIT	188	1,667
Naturgy Energy Group SA	343	10,691
Red Electrica Corp. SA	153	2,775
Repsol SA	448	6,581
Telefonica SA	1,522	6,911
		100,755
Sweden — 0.5%
Hexpol AB	172	2,023
Orron Energy ab (a)	1,796	2,096
Skandinaviska Enskilda Banken AB, Class A	223	2,535
SSAB AB, Class B	430	2,905
Svenska Handelsbanken AB, Class A	216	1,909
Tele2 AB, Class B	976	10,374
Telia Co. AB	906	2,522
Volvo AB, Class B	1,200	24,672
		49,036
Switzerland — 0.5%
ABB Ltd. (Registered)	158	5,705
Cie Financiere Richemont SA (Registered)	40	6,606
Julius Baer Group Ltd.	61	4,397
Novartis AG (Registered)	185	18,939
Swisscom AG (Registered)	5	3,120
Zurich Insurance Group AG	27	13,196
		51,963
Taiwan — 1.1%
Accton Technology Corp. *	177	1,729
ASE Technology Holding Co. Ltd. *	2,231	7,334
Chailease Holding Co. Ltd. *	422	3,070
Delta Electronics, Inc. *	329	3,226
MediaTek, Inc. *	85	1,848
Mega Financial Holding Co. Ltd. *	2,419	2,684
Novatek Microelectronics Corp. *	923	12,618
President Chain Store Corp. *	890	7,841
Quanta Computer, Inc.	882	2,469
Realtek Semiconductor Corp. *	606	7,107
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	137	11,533
Taiwan Semiconductor Manufacturing Co. Ltd.	2,426	39,727
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Taiwan — continued
Vanguard International Semiconductor Corp. *	2,381	6,748
Wiwynn Corp. *	73	2,778
		110,712
Thailand — 0.1%
SCB X PCL	2,798	8,440
Siam Cement PCL (The) (Registered)	522	4,808
		13,248
United Kingdom — 2.6%
3i Group plc	211	4,697
AstraZeneca plc	182	26,760
Aviva plc	578	3,080
B&M European Value Retail SA	510	3,077
Balfour Beatty plc	609	2,932
Barclays plc	1,786	3,598
Barratt Developments plc	1,414	8,899
Berkeley Group Holdings plc	54	3,026
Big Yellow Group plc, REIT	125	1,921
BP plc	2,448	16,422
Britvic plc	209	2,403
BT Group plc	1,591	3,178
Burberry Group plc	115	3,762
Centrica plc	2,350	3,377
Coca-Cola Europacific Partners plc	102	6,596
Compass Group plc	143	3,780
Diageo plc	233	10,627
Direct Line Insurance Group plc	1,859	4,018
Dunelm Group plc	168	2,414
Harbour Energy plc	330	1,027
Hays plc	1,291	1,852
HSBC Holdings plc	1,229	8,855
IG Group Holdings plc	286	2,637
Imperial Brands plc	294	7,290
InterContinental Hotels Group plc	104	7,155
Investec plc	428	2,385
J Sainsbury plc	843	2,928
Legal & General Group plc	1,079	3,183
Lloyds Banking Group plc	6,505	3,952
LondonMetric Property plc, REIT	1,017	2,466
Man Group plc	937	2,680
National Grid plc	221	3,174
NatWest Group plc	818	2,694
Next plc	25	2,153
INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued
OSB Group plc	251	1,572
Pagegroup plc	377	2,149
Pearson plc	197	2,186
Persimmon plc	222	3,668
RELX plc	505	16,839
Safestore Holdings plc, REIT	189	2,354
Sage Group plc (The)	648	6,680
Segro plc, REIT	286	3,015
Severn Trent plc	83	3,071
SSE plc	455	10,502
Taylor Wimpey plc	2,278	3,676
Telecom Plus plc	88	2,006
Tesco plc	1,838	6,497
TORM plc, Class A	5	152
Unilever plc	209	11,646
UNITE Group plc (The), REIT	167	2,011
United Utilities Group plc	222	3,020
Vodafone Group plc	2,107	2,531
WPP plc	547	6,378
		258,951
United States — 15.8%
3M Co.	59	6,250
Abbott Laboratories	22	2,468
AbbVie, Inc.	303	45,826
Accenture plc, Class A	6	1,656
AGNC Investment Corp., REIT	646	6,406
Air Products and Chemicals, Inc.	14	4,221
Alexandria Real Estate Equities, Inc., REIT	52	6,498
American Electric Power Co., Inc.	37	3,400
American Express Co.	19	2,992
American Tower Corp., REIT	21	4,222
Americold Realty Trust, Inc., REIT	136	4,013
Amgen, Inc.	27	6,360
Analog Devices, Inc.	78	14,071
Annaly Capital Management, Inc., REIT	329	6,583
Apple, Inc.	5	922
Arthur J Gallagher & Co.	14	2,942
AT&T, Inc.	513	9,073
Avangrid, Inc.	137	5,510
Avista Corp.	69	3,022
Baker Hughes Co.	184	5,382
Bank of America Corp.	722	21,149
Best Buy Co., Inc.	58	4,327
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	55

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
BlackRock, Inc.	4	2,581
Boston Properties, Inc., REIT	163	8,695
Bristol-Myers Squibb Co.	363	24,233
Camden Property Trust, REIT	56	6,135
Campbell Soup Co.	132	7,194
Cardinal Health, Inc.	78	6,409
CF Industries Holdings, Inc.	68	4,889
Charles Schwab Corp. (The)	95	4,985
Chesapeake Energy Corp.	54	4,423
Chevron Corp.	66	11,150
Chord Energy Corp.	37	5,208
Chubb Ltd.	25	4,945
Cisco Systems, Inc.	141	6,658
Citigroup, Inc.	32	1,523
Claire's Stores, Inc. ‡ *	4	1,360
Clear Channel Outdoor Holdings, Inc. * (a)	287	365
Clearway Energy, Inc., Class C	75	2,290
Clorox Co. (The)	46	7,607
CME Group, Inc.	162	30,016
CMS Energy Corp.	42	2,619
Coca-Cola Co. (The)	675	43,296
Cogent Communications Holdings, Inc.	44	3,009
Comcast Corp., Class A	547	22,645
Comerica, Inc.	84	3,659
Conagra Brands, Inc.	171	6,478
ConocoPhillips	51	5,199
Consolidated Edison, Inc.	72	7,116
Crown Castle, Inc., REIT	14	1,752
Cummins, Inc.	27	6,327
CVS Health Corp.	39	2,862
Deere & Co.	20	7,486
DHT Holdings, Inc.	218	2,066
Digital Realty Trust, Inc., REIT	50	4,923
Dominion Energy, Inc.	107	6,122
Dover Corp.	25	3,600
Dow, Inc.	339	18,417
DT Midstream, Inc.	49	2,418
Duke Energy Corp.	95	9,370
Eastman Chemical Co.	70	5,894
Eaton Corp. plc	106	17,694
Edison International	104	7,682
Eli Lilly & Co.	6	2,261
Emerson Electric Co.	74	6,144
Entergy Corp.	61	6,602
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
EOG Resources, Inc.	88	10,469
EP Energy Corp. ‡ *	141	1,059
Equinix, Inc., REIT	25	18,401
Equitrans Midstream Corp.	431	2,217
Equity LifeStyle Properties, Inc.	79	5,485
Evergy, Inc.	155	9,599
Exxon Mobil Corp.	121	14,327
Fastenal Co.	127	6,831
Federal Realty Investment Trust, REIT	101	9,948
Ferguson plc	24	3,426
FirstEnergy Corp.	71	2,811
Ford Motor Co.	259	3,082
Frontier Communications Parent, Inc. * (a)	122	2,743
General Dynamics Corp.	21	4,694
General Mills, Inc.	67	5,929
Genuine Parts Co.	40	6,788
Gilead Sciences, Inc.	85	6,988
Goodman Networks, Inc. ‡ *	53	—
GSK plc	744	13,424
Gulfport Energy Corp. *	76	6,833
Hasbro, Inc.	75	4,452
Hawaiian Electric Industries, Inc.	71	2,782
Healthpeak Properties, Inc., REIT	254	5,584
Hewlett Packard Enterprise Co.	453	6,480
Holcim AG *	66	4,375
Home Depot, Inc. (The)	15	4,539
Host Hotels & Resorts, Inc., REIT	372	6,009
HP, Inc.	63	1,882
iHeartMedia, Inc., Class A *	122	424
Intel Corp.	203	6,316
International Business Machines Corp.	66	8,300
International Paper Co.	178	5,893
Interpublic Group of Cos., Inc. (The)	210	7,492
Invitation Homes, Inc.	218	7,263
Iron Mountain, Inc., REIT	137	7,575
J M Smucker Co. (The)	34	5,298
Johnson & Johnson	175	28,573
Juniper Networks, Inc.	226	6,806
Kellogg Co.	95	6,644
Keurig Dr Pepper, Inc.	270	8,839
Kilroy Realty Corp., REIT	57	1,661
Kimberly-Clark Corp.	55	7,938
Kimco Realty Corp., REIT	355	6,812
Kinder Morgan, Inc.	891	15,282
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Kite Realty Group Trust, REIT	116	2,399
Kraft Heinz Co. (The)	188	7,381
Laureate Education, Inc., Class A	219	2,708
Lincoln National Corp.	89	1,943
Lumen Technologies, Inc.	2,093	4,960
LyondellBasell Industries NV, Class A	79	7,442
Mallinckrodt plc *	72	418
Marathon Petroleum Corp.	57	6,978
McDonald's Corp.	65	19,097
Medtronic plc	38	3,462
Merck & Co., Inc.	258	29,836
Microsoft Corp.	11	3,381
Mondelez International, Inc., Class A	60	4,567
Moran Foods Backstop Equity ‡ *	148	369
Morgan Stanley	21	1,903
Motorola Solutions, Inc.	23	6,586
MYT Holding Co. ‡ *	1,342	637
National Retail Properties, Inc., REIT	71	3,095
Nestle SA (Registered)	230	29,497
NetApp, Inc.	84	5,275
New Fortress Energy, Inc.	83	2,522
Newell Brands, Inc.	498	6,053
Newmont Corp.	126	5,965
NextEra Energy, Inc.	180	13,762
NMG, Inc. ‡ * (a)	41	5,529
NMG, Inc. ‡ *	4	587
Nordic American Tankers Ltd.	473	1,670
Norfolk Southern Corp.	13	2,575
Northrop Grumman Corp.	5	2,159
NorthWestern Corp.	50	2,956
NRG Energy, Inc.	69	2,346
OGE Energy Corp.	70	2,623
Omnicom Group, Inc.	82	7,434
ONE Gas, Inc.	29	2,235
ONEOK, Inc.	156	10,206
Park Hotels & Resorts, Inc., REIT	161	1,937
Parker-Hannifin Corp.	4	1,379
PepsiCo, Inc.	27	5,166
Pfizer, Inc.	92	3,564
Philip Morris International, Inc.	108	10,815
Phillips 66	71	7,015
Pinnacle West Capital Corp.	128	10,024
Pioneer Natural Resources Co.	33	7,244
PNC Financial Services Group, Inc. (The)	19	2,528
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
PPG Industries, Inc.	26	3,682
PPL Corp.	156	4,487
Procter & Gamble Co. (The)	164	25,671
Progressive Corp. (The)	45	6,137
Prologis, Inc., REIT	304	38,055
Prudential Financial, Inc.	67	5,862
Public Service Enterprise Group, Inc.	171	10,833
Public Storage, REIT	59	17,464
Raytheon Technologies Corp.	125	12,467
Realty Income Corp.	103	6,482
Regency Centers Corp., REIT	102	6,248
Republic Services, Inc.	16	2,255
Rexford Industrial Realty, Inc., REIT	74	4,100
Roche Holding AG	113	35,349
Schneider Electric SE	38	6,612
Seagate Technology Holdings plc (a)	120	7,045
Shenandoah Telecommunications Co.	65	1,352
Simon Property Group, Inc., REIT	63	7,174
Sirius XM Holdings, Inc.	1,083	4,117
Southern Co. (The)	134	9,877
Steel Dynamics, Inc.	47	4,936
Stellantis NV	602	9,990
Stellantis NV	141	2,331
Sun Communities, Inc., REIT	86	11,956
Sysco Corp.	40	3,054
T. Rowe Price Group, Inc.	58	6,473
Telephone and Data Systems, Inc.	127	1,274
Texas Instruments, Inc.	123	20,646
TJX Cos., Inc. (The)	151	11,901
Trane Technologies plc	37	6,868
UDR, Inc., REIT	162	6,713
UGI Corp.	69	2,322
Union Pacific Corp.	45	8,900
United Parcel Service, Inc., Class B	166	29,920
UnitedHealth Group, Inc.	30	14,926
US Bancorp	95	3,243
Valero Energy Corp.	56	6,418
Ventas, Inc., REIT	235	11,288
Verizon Communications, Inc.	488	18,963
VF Corp.	62	1,446
VICI Properties, Inc., REIT	746	25,315
Vistra Corp.	67	1,594
VMware, Inc., Class A *	24	2,959
Walgreens Boots Alliance, Inc.	184	6,493
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	57

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
United States — continued
Walmart, Inc.	19	2,913
Welltower, Inc., REIT	188	14,868
Western Union Co. (The)	563	6,158
Weyerhaeuser Co., REIT	208	6,207
Williams Cos., Inc. (The)	300	9,079
WP Carey, Inc., REIT	137	10,186
Xcel Energy, Inc.	207	14,499
		1,575,209
Total Common Stocks (Cost $3,255,407)		3,764,964
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 32.4%
Australia — 0.1%
Ausgrid Finance Pty. Ltd. 3.85%, 5/1/2023 (c)	459	459
Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (c) (d) (e) (f) (g)	3,376	3,258
FMG Resources August 2006 Pty. Ltd.
5.13%, 5/15/2024 (c)	215	214
4.50%, 9/15/2027 (c)	218	207
4.38%, 4/1/2031 (c)	1,452	1,261
6.13%, 4/15/2032 (c)	241	233
Glencore Funding LLC
2.50%, 9/1/2030 (a) (c)	180	151
2.63%, 9/23/2031 (c)	63	52
Macquarie Group Ltd.
6.21%, 11/22/2024 (c)	4,200	4,251
(SOFR + 0.69%), 1.20%, 10/14/2025 (c) (g)	1,293	1,213
Mineral Resources Ltd.
8.13%, 5/1/2027 (c)	150	151
8.00%, 11/1/2027 (c)	149	152
8.50%, 5/1/2030 (c)	750	763
		12,365
Austria — 0.0% ^
ams-OSRAM AG 7.00%, 7/31/2025 (c)	1,280	1,196
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Azerbaijan — 0.0% ^
Southern Gas Corridor CJSC 6.88%, 3/24/2026 (b)	950	973
State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (b)	1,480	1,526
		2,499
Bahrain — 0.0% ^
Oil and Gas Holding Co. BSCC (The)
7.63%, 11/7/2024 (b)	200	203
7.50%, 10/25/2027 (b)	1,150	1,176
		1,379
Belgium — 0.0% ^
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 6/1/2030	174	166
4.38%, 4/15/2038	420	405
KBC Group NV
(EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (b) (d) (e) (f) (g)	EUR1,800	1,855
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 5.80%, 1/19/2029 (c) (g)	200	203
		2,629
Brazil — 0.0% ^
Braskem Netherlands Finance BV 7.25%, 2/13/2033 (c)	287	274
CSN Resources SA 4.63%, 6/10/2031 (c)	450	345
Guara Norte SARL 5.20%, 6/15/2034 (a) (c)	315	266
Klabin Austria GmbH 7.00%, 4/3/2049 (b)	1,150	1,113
MV24 Capital BV 6.75%, 6/1/2034 (c)	583	520
Nexa Resources SA 5.38%, 5/4/2027 (b)	580	545
Petrobras Global Finance BV 6.85%, 6/5/2115	300	261
Vale Overseas Ltd. 3.75%, 7/8/2030	57	51
		3,375
Canada — 1.7%
1011778 BC ULC
3.88%, 1/15/2028 (c)	1,790	1,679
3.50%, 2/15/2029 (c)	1,351	1,214
4.00%, 10/15/2030 (c)	3,675	3,208
Athabasca Oil Corp. 9.75%, 11/1/2026 (c)	321	336
ATS Corp. 4.13%, 12/15/2028 (c)	1,494	1,338
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Canada — continued
Bank of Montreal
(SOFRINDX + 0.27%), 5.10%, 9/15/2023 (g)	1,358	1,357
Series E, 3.30%, 2/5/2024 (a)	2,129	2,095
5.20%, 12/12/2024	4,215	4,215
Series H, 4.70%, 9/14/2027	105	105
Bank of Nova Scotia (The)
3.40%, 2/11/2024	655	644
2.44%, 3/11/2024	2,131	2,073
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (d) (e) (f) (g)	2,497	2,285
4.75%, 2/2/2026	290	289
1.30%, 9/15/2026	280	249
Series 2, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.61%), 3.62%, 10/27/2081 (d) (g)	1,900	1,360
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.39%), 8.62%, 10/27/2082 (d) (g)	4,169	4,276
Baytex Energy Corp.
8.75%, 4/1/2027 (c)	4,909	5,050
8.50%, 4/30/2030 (c)	3,820	3,840
Bell Canada (The) Series US-5, 2.15%, 2/15/2032 (a)	159	131
Bombardier, Inc. 7.88%, 4/15/2027 (c)	5,665	5,648
Canadian Imperial Bank of Commerce 0.95%, 6/23/2023	584	580
Emera US Finance LP 2.64%, 6/15/2031	75	61
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (g)	15,883	15,127
Enbridge, Inc.
2.15%, 2/16/2024 (a)	1,295	1,262
Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (g)	2,237	2,091
Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (g)	13,544	12,398
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.42%), 7.63%, 1/15/2083 (g)	5,424	5,525
Federation des Caisses Desjardins du Quebec
(SOFRINDX + 1.09%), 5.28%, 1/23/2026 (c) (g)	1,415	1,411
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued
4.55%, 8/23/2027 (a) (c)	4,320	4,247
5.70%, 3/14/2028 (c)	1,205	1,234
Garda World Security Corp. 4.63%, 2/15/2027 (c)	2,281	2,095
GFL Environmental, Inc.
4.25%, 6/1/2025 (c)	2,670	2,597
3.75%, 8/1/2025 (c)	3,393	3,280
4.00%, 8/1/2028 (a) (c)	3,647	3,329
4.75%, 6/15/2029 (c)	2,550	2,373
NOVA Chemicals Corp.
4.88%, 6/1/2024 (c)	5,320	5,235
5.00%, 5/1/2025 (c)	3,790	3,678
5.25%, 6/1/2027 (c)	4,226	3,824
Nutrien Ltd. 1.90%, 5/13/2023	601	600
Open Text Holdings, Inc. 4.13%, 2/15/2030 (c)	201	172
Precision Drilling Corp.
7.13%, 1/15/2026 (c)	3,749	3,641
6.88%, 1/15/2029 (c)	1,018	934
Ritchie Bros Holdings, Inc.
6.75%, 3/15/2028 (a) (c)	1,062	1,099
7.75%, 3/15/2031 (c)	1,769	1,880
Rogers Communications, Inc.
3.80%, 3/15/2032 (c)	135	122
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.59%), 5.25%, 3/15/2082 (c) (g)	7,435	6,718
Royal Bank of Canada
(SOFRINDX + 0.30%), 5.12%, 1/19/2024 (g)	718	716
4.88%, 1/12/2026	3,350	3,368
Superior Plus LP 4.50%, 3/15/2029 (c)	1,621	1,436
Taseko Mines Ltd. 7.00%, 2/15/2026 (c)	72	66
Toronto-Dominion Bank (The)
3.25%, 3/11/2024 (a)	1,581	1,552
4.69%, 9/15/2027	95	95
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.08%), 8.12%, 10/31/2082 (d) (g)	12,950	13,190
TransAlta Corp. 6.50%, 3/15/2040	135	126
TransCanada PipeLines Ltd. 4.75%, 5/15/2038	119	112
Transcanada Trust
Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (g)	5,204	4,927
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	59

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Canada — continued
(SOFR + 4.42%), 5.50%, 9/15/2079 (g)	9,787	8,293
Vermilion Energy, Inc. 6.88%, 5/1/2030 (c)	1,174	1,089
Videotron Ltd.
5.38%, 6/15/2024 (c)	712	711
5.13%, 4/15/2027 (c)	264	255
3.63%, 6/15/2029 (a) (c)	3,497	3,024
		165,865
China — 0.4%
Central Plaza Development Ltd.
3.85%, 7/14/2025 (b)	200	176
4.65%, 1/19/2026 (b)	2,100	1,835
China Oil & Gas Group Ltd. 4.70%, 6/30/2026 (b)	1,200	1,006
Chong Hing Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%, 7/15/2024 (b) (d) (e) (f) (g)	950	925
Country Garden Holdings Co. Ltd.
8.00%, 1/27/2024 (b)	200	161
6.15%, 9/17/2025 (b)	2,700	1,539
7.25%, 4/8/2026 (b)	800	414
5.13%, 1/14/2027 (b)	3,600	1,637
3.30%, 1/12/2031 (b)	1,000	379
ENN Clean Energy International Investment Ltd. 3.38%, 5/12/2026 (b)	1,700	1,517
Franshion Brilliant Ltd. 4.25%, 7/23/2029 (b)	400	316
Gemdale Ever Prosperity Investment Ltd. 4.95%, 8/12/2024 (b)	300	271
GLP China Holdings Ltd. 4.97%, 2/26/2024 (b)	1,500	1,221
Golden Eagle Retail Group Ltd. 4.63%, 5/21/2023 (b)	2,500	2,476
Greentown China Holdings Ltd. 5.65%, 7/13/2025 (b)	1,200	1,111
Hopson Development Holdings Ltd.
6.80%, 12/28/2023 (b)	300	280
7.00%, 5/18/2024 (b)	2,750	2,374
Huarong Finance 2019 Co. Ltd. 3.25%, 11/13/2024 (b)	700	650
Huarong Finance II Co. Ltd.
5.00%, 11/19/2025 (b)	1,300	1,191
4.63%, 6/3/2026 (b)	1,200	1,062
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

China — continued
Lenovo Group Ltd. 5.83%, 1/27/2028 (c)	600	604
Longfor Group Holdings Ltd.
4.50%, 1/16/2028 (b)	200	164
3.95%, 9/16/2029 (b)	400	299
New Metro Global Ltd.
4.80%, 12/15/2024 (b)	1,100	817
4.63%, 10/15/2025 (b)	1,300	809
RKPF Overseas Ltd.
6.70%, 9/30/2024 (b)	2,700	2,447
5.20%, 1/12/2026 (b)	1,900	1,193
Shandong Iron And Steel Xinheng International Co. Ltd. 4.80%, 7/28/2024 (b)	950	917
Shui On Development Holding Ltd.
5.50%, 3/3/2025 (b)	2,150	1,854
5.50%, 6/29/2026 (b)	400	313
Vanke Real Estate Hong Kong Co. Ltd. 3.98%, 11/9/2027 (b)	400	357
West China Cement Ltd. 4.95%, 7/8/2026 (b)	1,900	1,485
Yanlord Land HK Co. Ltd. 6.80%, 2/27/2024 (b)	3,400	3,315
Yunda Holding Investment Ltd. 2.25%, 8/19/2025 (b)	600	541
Zhongsheng Group Holdings Ltd. 3.00%, 1/13/2026 (b)	450	414
		36,070
Colombia — 0.0% ^
Ecopetrol SA
5.38%, 6/26/2026	1,160	1,095
7.38%, 9/18/2043	412	330
5.88%, 5/28/2045	730	475
		1,900
Denmark — 0.1%
Danske Bank A/S
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.47%, 1/9/2026 (c) (g)	4,395	4,426
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 1.62%, 9/11/2026 (c) (g)	200	180
		4,606
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Finland — 0.1%
Nordea Bank Abp
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%, 3/26/2026 (c) (d) (e) (f) (g)	6,265	5,867
1.50%, 9/30/2026 (c)	2,615	2,329
		8,196
France — 0.9%
Altice France SA
8.13%, 2/1/2027 (c)	3,219	2,874
5.50%, 1/15/2028 (c)	370	291
5.13%, 7/15/2029 (c)	6,515	4,817
5.50%, 10/15/2029 (c)	3,132	2,345
Banque Federative du Credit Mutuel SA
0.65%, 2/27/2024 (c)	1,515	1,456
1.00%, 2/4/2025 (c)	1,108	1,028
4.94%, 1/26/2026 (c)	1,420	1,416
BNP Paribas SA
(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (c) (g)	2,080	2,062
3.50%, 11/16/2027 (c)	2,155	2,024
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 9.25%, 11/17/2027 (c) (d) (e) (f) (g)	1,845	1,898
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.90%), 7.75%, 8/16/2029 (c) (d) (e) (f) (g)	4,624	4,416
BPCE SA
4.00%, 9/12/2023 (c)	250	248
(SOFR + 1.52%), 1.65%, 10/6/2026 (c) (g)	8,105	7,350
(SOFR + 2.10%), 5.97%, 1/18/2027 (c) (g)	996	1,004
3.50%, 10/23/2027 (c)	2,345	2,170
CGG SA 8.75%, 4/1/2027 (a) (c)	500	430
Credit Agricole SA
5.57%, 2/28/2025 (c)	783	785
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (c) (d) (e) (f) (g)	6,572	6,512
(GBP Swap Semi 5 Year + 4.81%), 7.50%, 6/23/2026 (c) (d) (e) (f) (g)	GBP3,130	3,678
4.13%, 1/10/2027 (c)	2,180	2,112
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

France — continued
(EUR Swap Annual 5 Year + 4.37%), 4.00%, 12/23/2027 (b) (d) (e) (f) (g)	EUR800	740
5.30%, 7/12/2028 (c)	1,615	1,652
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.24%), 4.75%, 3/23/2029 (c) (d) (e) (f) (g)	6,022	4,631
Danone SA 2.59%, 11/2/2023 (c)	352	347
Societe Generale SA
5.00%, 1/17/2024 (c)	4,100	4,038
2.63%, 1/22/2025 (c)	2,225	2,094
4.25%, 4/14/2025 (c)	450	429
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (c) (d) (e) (f) (g)	7,769	7,250
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 6.45%, 1/12/2027 (c) (g)	2,735	2,765
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.39%), 9.38%, 11/22/2027 (c) (d) (e) (f) (g)	3,042	2,888
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.80%, 1/19/2028 (c) (g)	4,934	4,410
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (c) (d) (e) (f) (g)	7,446	5,212
7.37%, 1/10/2053 (c)	3,355	3,290
		88,662
Germany — 0.2%
Bayer US Finance II LLC
3.88%, 12/15/2023 (c)	841	832
4.63%, 6/25/2038 (c)	200	183
Daimler Truck Finance North America LLC
1.13%, 12/14/2023 (c)	717	697
5.20%, 1/17/2025 (c)	1,190	1,194
Deutsche Bank AG
(SOFR + 2.16%), 2.22%, 9/18/2024 (g)	7,620	7,464
(SOFR + 1.87%), 2.13%, 11/24/2026 (g)	5,655	5,032
Deutsche Telekom International Finance BV 8.75%, 6/15/2030 (h)	286	349
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	61

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Germany — continued
Volkswagen Group of America Finance LLC
3.13%, 5/12/2023 (c)	230	230
4.25%, 11/13/2023 (c)	462	459
		16,440
Guatemala — 0.0% ^
Energuate Trust 5.88%, 5/3/2027 (b)	1,147	1,067
Hong Kong — 0.1%
Bank of East Asia Ltd. (The) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.53%), 5.83%, 10/21/2025 (b) (d) (e) (f) (g)	1,750	1,529
CAS Capital No. 1 Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.64%), 4.00%, 7/12/2026 (b) (e) (f) (g)	2,500	2,016
Elect Global Investments Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.89%), 4.10%, 6/3/2025 (b) (e) (f) (g)	600	540
FWD Group Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.87%), 8.04%, 6/15/2023 (b) (e) (f) (g)	1,600	1,487
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.88%), 6.37%, 9/13/2024 (b) (e) (f) (g)	300	274
FWD Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 6.76%, 8/1/2023 (b) (e) (f) (g)	1,000	930
Melco Resorts Finance Ltd.
5.25%, 4/26/2026 (b)	800	735
5.63%, 7/17/2027 (b)	2,300	2,052
NWD Finance BVI Ltd.
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 6.20%), 6.15%, 3/16/2025 (b) (e) (f) (g)	1,050	966
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.86%), 4.12%, 3/10/2028 (b) (e) (f) (g)	1,500	1,108
NWD MTN Ltd. 4.13%, 7/18/2029 (b)	1,600	1,346
		12,983
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

India — 0.2%
ABJA Investment Co. Pte. Ltd. 5.45%, 1/24/2028 (b)	2,000	1,957
Continuum Energy Levanter Pte. Ltd. 4.50%, 2/9/2027 (b)	1,581	1,413
Greenko Dutch BV 3.85%, 3/29/2026 (b)	1,739	1,564
Greenko Power II Ltd.
4.30%, 12/13/2028 (c)	882	759
4.30%, 12/13/2028 (b)	382	328
Greenko Solar Mauritius Ltd. 5.95%, 7/29/2026 (b)	500	469
Greenko Wind Projects Mauritius Ltd. 5.50%, 4/6/2025 (c)	1,000	946
HDFC Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 3.70%, 8/25/2026 (c) (d) (e) (f) (g)	800	686
HPCL-Mittal Energy Ltd.
5.45%, 10/22/2026 (b)	400	380
5.25%, 4/28/2027 (b)	2,100	1,975
India Clean Energy Holdings 4.50%, 4/18/2027 (b)	350	284
India Green Energy Holdings 5.38%, 4/29/2024 (b)	2,950	2,869
India Green Power Holdings 4.00%, 2/22/2027 (b)	2,900	2,528
JSW Infrastructure Ltd.
4.95%, 1/21/2029 (c)	800	690
4.95%, 1/21/2029 (b)	1,200	1,035
JSW Steel Ltd.
5.38%, 4/4/2025 (b)	2,200	2,132
3.95%, 4/5/2027 (c)	600	527
Network i2i Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.27%), 5.65%, 1/15/2025 (b) (e) (f) (g)	2,900	2,780
ReNew Power Pvt Ltd. 5.88%, 3/5/2027 (b)	103	97
TML Holdings Pte. Ltd. 4.35%, 6/9/2026 (b)	1,000	919
		24,338
Indonesia — 0.2%
Adaro Indonesia PT 4.25%, 10/31/2024 (b)	3,000	2,884
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Indonesia — continued
Bank Negara Indonesia Persero Tbk. PT (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.47%), 4.30%, 3/24/2027 (b) (d) (e) (f) (g)	1,000	829
Bank Tabungan Negara Persero Tbk. PT 4.20%, 1/23/2025 (b) (d)	1,700	1,605
Cikarang Listrindo Tbk. PT 4.95%, 9/14/2026 (b)	1,600	1,504
Indika Energy Capital III Pte. Ltd. 5.88%, 11/9/2024 (b)	250	243
Indika Energy Capital IV Pte. Ltd. 8.25%, 10/22/2025 (b)	2,700	2,666
Medco Bell Pte. Ltd. 6.38%, 1/30/2027 (b)	800	729
Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (b)	2,200	2,142
Minejesa Capital BV
4.63%, 8/10/2030 (c)	824	726
5.63%, 8/10/2037 (b)	1,000	794
Pertamina Geothermal Energy PT 5.15%, 4/27/2028 (c)	200	201
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.00%, 6/30/2050 (b)	400	290
		14,613
Ireland — 0.2%
AerCap Holdings NV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.54%), 5.87%, 10/10/2079 (g)	4,984	4,623
AerCap Ireland Capital DAC
1.15%, 10/29/2023	3,290	3,213
3.15%, 2/15/2024	2,135	2,086
Series 3NC1, 1.75%, 10/29/2024	1,135	1,064
AIB Group plc (SOFR + 3.46%), 7.58%, 10/14/2026 (c) (g)	2,810	2,899
Avolon Holdings Funding Ltd. 3.95%, 7/1/2024 (c)	2,265	2,199
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ireland — continued
Bank of Ireland Group plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (c) (g)	2,100	2,112
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (c) (g)	200	175
		18,371
Israel — 0.0% ^
Energean Israel Finance Ltd.
4.88%, 3/30/2026 (b)	210	193
5.38%, 3/30/2028 (b)	220	196
Leviathan Bond Ltd. 6.50%, 6/30/2027 (b)	720	682
		1,071
Italy — 0.1%
Intesa Sanpaolo SpA 7.00%, 11/21/2025 (c)	1,463	1,495
Telecom Italia Capital SA
6.38%, 11/15/2033	1,000	894
6.00%, 9/30/2034	4,901	4,178
7.72%, 6/4/2038	1,567	1,465
UniCredit SpA
(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (b) (d) (e) (f) (g)	EUR1,200	1,264
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (c) (g)	200	177
(EURIBOR ICE Swap Rate 5 Year + 4.08%), 3.88%, 6/3/2027 (b) (d) (e) (f) (g)	EUR202	159
		9,632
Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc.
3.76%, 7/26/2023	314	313
(ICE LIBOR USD 3 Month + 0.86%), 6.13%, 7/26/2023 (g)	504	504
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.95%, 7/19/2025 (g)	1,723	1,627
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 5.72%, 2/20/2026 (g)	295	297
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	63

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Japan — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.13%), 3.84%, 4/17/2026 (a) (g)	932	902
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (g)	1,195	1,063
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.64%, 10/13/2027 (g)	3,000	2,666
Mizuho Financial Group, Inc.
(SOFR + 1.25%), 1.24%, 7/10/2024 (g)	2,824	2,799
(ICE LIBOR USD 3 Month + 0.83%), 2.23%, 5/25/2026 (g)	1,140	1,068
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (g)	1,210	1,069
Nippon Life Insurance Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 2.75%, 1/21/2051 (c) (g)	3,620	2,995
Sumitomo Life Insurance Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.75%), 3.38%, 4/15/2081 (c) (g)	1,000	870
Sumitomo Mitsui Financial Group, Inc. 5.46%, 1/13/2026	200	202
Sumitomo Mitsui Trust Bank Ltd. 5.65%, 3/9/2026 (c)	200	203
Takeda Pharmaceutical Co. Ltd. 2.05%, 3/31/2030	200	170
Universal Entertainment Corp. 8.50%, 12/11/2024 (c)	824	777
		17,525
Kazakhstan — 0.0% ^
KazMunayGas National Co. JSC
5.75%, 4/19/2047 (b)	1,380	1,089
6.38%, 10/24/2048 (b)	1,040	875
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/2026 (b)	800	711
		2,675
Luxembourg — 0.2%
Altice Financing SA 5.75%, 8/15/2029 (c)	3,956	3,156
Altice France Holding SA 10.50%, 5/15/2027 (c)	4,794	3,540
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Luxembourg — continued
FAGE International SA 5.63%, 8/15/2026 (c)	324	303
INEOS Finance plc 6.75%, 5/15/2028 (a) (c)	1,677	1,657
Intelsat Jackson Holdings SA 6.50%, 3/15/2030 (c)	14,996	13,838
		22,494
Macau — 0.1%
Champion Path Holdings Ltd. 4.85%, 1/27/2028 (b)	2,100	1,743
MGM China Holdings Ltd. 4.75%, 2/1/2027 (b)	500	452
Sands China Ltd. 5.90%, 8/8/2028 (h)	3,550	3,412
Studio City Finance Ltd.
6.00%, 7/15/2025 (b)	2,400	2,193
6.50%, 1/15/2028 (b)	400	343
5.00%, 1/15/2029 (b)	1,050	823
Wynn Macau Ltd.
5.50%, 1/15/2026 (b)	1,900	1,760
5.63%, 8/26/2028 (b)	2,200	1,913
		12,639
Malaysia — 0.0% ^
Gohl Capital Ltd. 4.25%, 1/24/2027 (b)	600	565
Mexico — 0.2%
Alfa SAB de CV 6.88%, 3/25/2044 (c)	712	688
Comision Federal de Electricidad 4.68%, 2/9/2051 (b)	300	202
Petroleos Mexicanos
4.63%, 9/21/2023	350	345
4.88%, 1/18/2024	350	344
4.25%, 1/15/2025 (a)	470	447
4.25%, 1/15/2025	550	523
6.88%, 10/16/2025	510	501
6.88%, 8/4/2026 (a)	1,605	1,505
6.49%, 1/23/2027	470	421
5.35%, 2/12/2028	1,900	1,575
6.50%, 1/23/2029	420	354
5.95%, 1/28/2031	1,460	1,080
6.70%, 2/16/2032	1,767	1,357
10.00%, 2/7/2033 (a) (c)	725	672
5.63%, 1/23/2046	1,999	1,122
6.75%, 9/21/2047	850	523
6.35%, 2/12/2048	500	293
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Mexico — continued
7.69%, 1/23/2050	2,902	1,934
6.95%, 1/28/2060	2,100	1,272
		15,158
Morocco — 0.0% ^
OCP SA 6.88%, 4/25/2044 (b)	430	396
Netherlands — 0.4%
ABN AMRO Bank NV (EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (b) (d) (e) (f) (g)	EUR6,700	6,604
Cooperatieve Rabobank UA
4.38%, 8/4/2025	1,600	1,546
3.75%, 7/21/2026	1,694	1,594
(EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (b) (d) (e) (f) (g)	EUR7,200	6,714
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.98%, 12/15/2027 (c) (g)	2,400	2,142
ING Groep NV
(USD Swap Semi 5 Year + 4.45%), 6.50%, 4/16/2025 (d) (e) (f) (g)	600	554
(SOFR + 1.64%), 3.87%, 3/28/2026 (g)	3,860	3,738
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%, 11/16/2026 (d) (e) (f) (g)	5,610	4,885
3.95%, 3/29/2027	3,300	3,169
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 3.88%, 5/16/2027 (d) (e) (f) (g)	5,500	3,883
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.71%), 7.50%, 5/16/2028 (b) (d) (e) (f) (g)	3,940	3,580
Shell International Finance BV 2.75%, 4/6/2030	85	78
Trivium Packaging Finance BV
5.50%, 8/15/2026 (c) (h)	2,141	2,079
8.50%, 8/15/2027 (a) (c) (h)	2,181	2,106
UPC Broadband Finco BV 4.88%, 7/15/2031 (c)	270	233
		42,905
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Norway — 0.1%
DNB Bank ASA
(SOFRINDX + 0.81%), 2.97%, 3/28/2025 (c) (g)	2,955	2,887
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.13%, 9/16/2026 (c) (g)	3,028	2,731
(SOFRINDX + 1.95%), 5.90%, 10/9/2026 (c) (g)	1,531	1,540
		7,158
Panama — 0.0% ^
AES Panama Generation Holdings SRL 4.38%, 5/31/2030 (c)	960	828
Paraguay — 0.0% ^
Bioceanico Sovereign Certificate Ltd. Zero Coupon, 6/5/2034 (c)	384	261
Peru — 0.0% ^
Petroleos del Peru SA
4.75%, 6/19/2032 (c)	1,400	1,038
5.63%, 6/19/2047 (b)	600	380
		1,418
Philippines — 0.1%
Globe Telecom, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.53%), 4.20%, 8/2/2026 (b) (e) (f) (g)	1,700	1,565
Rizal Commercial Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.24%), 6.50%, 8/27/2025 (b) (d) (e) (f) (g)	2,700	2,393
SMC Global Power Holdings Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.61%), 6.50%, 4/25/2024 (b) (e) (f) (g)	892	793
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.20%), 7.00%, 10/21/2025 (b) (e) (f) (g)	1,050	898
		5,649
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	65

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Singapore — 0.0% ^
GLP Pte. Ltd.
3.88%, 6/4/2025 (b)	1,000	693
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.74%), 4.50%, 5/17/2026 (b) (e) (f) (g)	1,400	560
		1,253
South Africa — 0.0% ^
Eskom Holdings SOC Ltd.
6.75%, 8/6/2023 (b)	1,030	1,019
7.13%, 2/11/2025 (b)	1,150	1,119
Transnet SOC Ltd. 8.25%, 2/6/2028 (c)	1,000	989
		3,127
South Korea — 0.0% ^
Hana Bank (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.41%), 3.50%, 10/19/2026 (c) (d) (e) (f) (g)	250	221
Hanwha Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.85%), 3.38%, 2/4/2032 (b) (g)	600	533
		754
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA
(EUR Swap Annual 5 Year + 6.04%), 6.00%, 3/29/2024 (b) (d) (e) (f) (g)	EUR2,000	2,099
(EUR Swap Annual 5 Year + 6.46%), 6.00%, 1/15/2026 (b) (d) (e) (f) (g)	EUR4,000	4,128
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.86%, 9/14/2026 (g)	6,600	6,580
Banco Santander SA
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.70%, 6/30/2024 (g)	6,400	6,340
3.50%, 3/24/2025	6,600	6,373
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.75%), 4.75%, 11/12/2026 (d) (e) (f) (g)	2,200	1,712
Grifols Escrow Issuer SA 4.75%, 10/15/2028 (c)	3,524	2,826
Telefonica Emisiones SA 4.67%, 3/6/2038	308	268
		30,326
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Sweden — 0.1%
Skandinaviska Enskilda Banken AB 1.20%, 9/9/2026 (c)	2,385	2,108
Svenska Handelsbanken AB
0.55%, 6/11/2024 (c)	545	518
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (b) (d) (e) (f) (g)	3,200	2,512
		5,138
Switzerland — 0.4%
Cloverie plc for Zurich Insurance Co. Ltd. (ICE LIBOR USD 3 Month + 4.92%), 5.63%, 6/24/2046 (b) (g)	2,700	2,660
Credit Suisse AG
4.75%, 8/9/2024	3,250	3,140
3.63%, 9/9/2024	3,360	3,199
Credit Suisse Group AG
3.80%, 6/9/2023	2,945	2,918
(SOFR + 1.56%), 2.59%, 9/11/2025 (c) (g)	2,035	1,893
(SOFRINDX + 0.98%), 1.31%, 2/2/2027 (c) (g)	250	213
UBS Group AG
(USD Swap Semi 5 Year + 4.34%), 7.00%, 1/31/2024 (c) (d) (e) (f) (g)	1,494	1,401
(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (d) (e) (f) (g)	6,310	5,963
(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (b) (d) (e) (f) (g)	1,990	1,794
4.13%, 4/15/2026 (c)	7,170	6,861
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (c) (g)	735	712
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.86%), 5.12%, 7/29/2026 (b) (d) (e) (f) (g)	1,577	1,344
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.40%), 4.88%, 2/12/2027 (c) (d) (e) (f) (g)	5,225	4,062
		36,160
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Thailand — 0.0% ^
Bangkok Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.73%), 5.00%, 9/23/2025 (b) (d) (e) (f) (g)	1,600	1,494
Krung Thai Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.53%), 4.40%, 3/25/2026 (b) (d) (e) (f) (g)	2,500	2,263
Thaioil Treasury Center Co. Ltd.
4.88%, 1/23/2043 (b)	500	406
3.50%, 10/17/2049 (b)	300	193
TMBThanachart Bank PCL (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%, 12/2/2024 (b) (d) (e) (f) (g)	200	185
		4,541
United Arab Emirates — 0.0% ^
Telford Offshore Ltd. 12.00% (PIK), 12/31/2164 (i)	1,736	1
United Kingdom — 1.5%
180 Medical, Inc. 3.88%, 10/15/2029 (c)	2,570	2,289
Barclays plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (g)	5,035	4,861
(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 5/7/2025 (g)	4,340	4,243
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.37%, 12/15/2025 (b) (d) (e) (f) (g)	GBP400	427
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.43%), 8.00%, 3/15/2029 (d) (e) (f) (g)	2,796	2,449
BAT Capital Corp. 4.39%, 8/15/2037	232	189
BP Capital Markets plc
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.17%), 4.25%, 3/22/2027 (b) (e) (f) (g)	GBP2,300	2,581
(EUR Swap Annual 5 Year + 4.12%), 3.63%, 3/22/2029 (b) (e) (f) (g)	EUR7,400	7,043
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (e) (f) (g)	8,914	8,190
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — continued
British Telecommunications plc 4.50%, 12/4/2023	835	831
Centrica plc 4.00%, 10/16/2023 (c)	200	199
HSBC Holdings plc
(SOFR + 0.53%), 0.73%, 8/17/2024 (g)	6,545	6,440
(SOFR + 0.58%), 1.16%, 11/22/2024 (g)	5,225	5,084
(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (g)	2,140	2,096
(SOFR + 0.71%), 0.98%, 5/24/2025 (g)	2,280	2,157
(SOFR + 1.54%), 1.64%, 4/18/2026 (g)	4,590	4,246
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 8.00%, 3/7/2028 (d) (e) (f) (g)	10,279	10,202
(EUR Swap Annual 5 Year + 3.84%), 4.75%, 7/4/2029 (b) (d) (e) (f) (g)	EUR330	297
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.65%), 4.60%, 12/17/2030 (d) (e) (f) (g)	3,820	2,886
INEOS Quattro Finance 2 plc 3.38%, 1/15/2026 (a) (c)	1,410	1,294
Ithaca Energy North Sea plc 9.00%, 7/15/2026 (c)	991	954
Jaguar Land Rover Automotive plc 5.88%, 1/15/2028 (c)	1,216	1,051
Lloyds Banking Group plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.70%, 5/11/2024 (g)	4,285	4,280
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.87%, 7/9/2025 (g)	3,180	3,104
4.65%, 3/24/2026	3,000	2,888
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.75%), 4.72%, 8/11/2026 (g)	2,920	2,881
Nationwide Building Society
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.39%), 5.87%, 12/20/2024 (b) (d) (e) (f) (g)	GBP200	232
1.00%, 8/28/2025 (a) (c)	2,365	2,154
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	67

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United Kingdom — continued
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (b) (d) (e) (f) (g)	GBP4,470	4,747
NatWest Group plc
(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (g)	1,474	1,470
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (d) (e) (f) (g)	5,176	4,852
NatWest Markets plc 1.60%, 9/29/2026 (c)	2,312	2,053
Rolls-Royce plc 5.75%, 10/15/2027 (c)	619	618
Santander UK Group Holdings plc
(ICE LIBOR USD 3 Month + 1.57%), 4.80%, 11/15/2024 (g)	3,575	3,540
(SOFR + 0.79%), 1.09%, 3/15/2025 (g)	5,329	5,072
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (g)	250	225
(SOFR + 2.75%), 6.83%, 11/21/2026 (g)	5,100	5,190
(SOFR + 0.99%), 1.67%, 6/14/2027 (g)	2,470	2,162
(SOFR + 2.60%), 6.53%, 1/10/2029 (g)	1,270	1,305
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (c) (g)	3,655	3,522
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.10%), 7.78%, 11/16/2025 (a) (c) (g)	3,030	3,117
(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (c) (g)	1,535	1,453
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (c) (g)	1,105	1,065
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 6.17%, 1/9/2027 (c) (g)	2,227	2,259
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.98%), 7.75%, 8/15/2027 (c) (d) (e) (f) (g)	3,525	3,414
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — continued
Virgin Media Finance plc 5.00%, 7/15/2030 (c)	835	704
Virgin Media Secured Finance plc 5.50%, 5/15/2029 (c)	3,925	3,604
Vmed O2 UK Financing I plc 4.75%, 7/15/2031 (c)	200	170
Vodafone Group plc
3.75%, 1/16/2024	468	463
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (g)	3,638	3,729
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.77%), 4.12%, 6/4/2081 (g)	7,100	5,744
		146,026
United States — 24.5%
7-Eleven, Inc.
0.80%, 2/10/2024 (c)	1,750	1,687
1.80%, 2/10/2031 (c)	174	139
AbbVie, Inc.
3.20%, 11/21/2029	457	422
4.05%, 11/21/2039	166	147
Abercrombie & Fitch Management Co. 8.75%, 7/15/2025 (c)	1,014	1,029
Acadia Healthcare Co., Inc.
5.50%, 7/1/2028 (c)	3,189	3,078
5.00%, 4/15/2029 (c)	2,490	2,356
ACCO Brands Corp. 4.25%, 3/15/2029 (c)	5,180	4,366
ACI Worldwide, Inc. 5.75%, 8/15/2026 (c)	4,030	4,015
Activision Blizzard, Inc. 1.35%, 9/15/2030	292	238
Adient Global Holdings Ltd.
4.88%, 8/15/2026 (c)	1,876	1,803
7.00%, 4/15/2028 (c)	2,876	2,949
8.25%, 4/15/2031 (c)	4,771	4,887
ADT Security Corp. (The)
4.13%, 8/1/2029 (c)	3,775	3,280
4.88%, 7/15/2032 (c)	6,428	5,560
Adtalem Global Education, Inc. 5.50%, 3/1/2028 (c)	1,137	1,080
Advanced Drainage Systems, Inc.
5.00%, 9/30/2027 (c)	437	418
6.38%, 6/15/2030 (a) (c)	466	461
Advanced Micro Devices, Inc. 3.92%, 6/1/2032	60	58
AECOM 5.13%, 3/15/2027	1,136	1,113
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Aetna, Inc. 3.88%, 8/15/2047	257	203
Air Lease Corp.
0.70%, 2/15/2024 (a)	2,038	1,957
2.30%, 2/1/2025	1,530	1,448
3.75%, 6/1/2026	70	67
5.30%, 2/1/2028	1,597	1,580
Albertsons Cos., Inc.
3.25%, 3/15/2026 (c)	3,985	3,748
4.63%, 1/15/2027 (c)	7,532	7,281
5.88%, 2/15/2028 (c)	2,911	2,882
3.50%, 3/15/2029 (c)	5,348	4,738
4.88%, 2/15/2030 (c)	779	726
Alcoa Nederland Holding BV 5.50%, 12/15/2027 (a) (c)	7,080	6,965
Alexandria Real Estate Equities, Inc., REIT
2.75%, 12/15/2029	80	69
2.95%, 3/15/2034	30	24
Alliance Resource Operating Partners LP 7.50%, 5/1/2025 (c)	407	404
Allied Universal Holdco LLC
6.63%, 7/15/2026 (c)	1,756	1,693
9.75%, 7/15/2027 (c)	192	179
4.63%, 6/1/2028 (c)	3,840	3,338
Allison Transmission, Inc.
4.75%, 10/1/2027 (c)	3,367	3,208
5.88%, 6/1/2029 (a) (c)	7,583	7,468
3.75%, 1/30/2031 (c)	3,075	2,625
Allstate Corp. (The) (ICE LIBOR USD 3 Month + 2.12%), 6.50%, 5/15/2057 (g)	3,103	3,015
Ally Financial, Inc.
1.45%, 10/2/2023	2,155	2,107
5.75%, 11/20/2025 (a)	2,640	2,565
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 3.48%), 4.70%, 5/15/2028 (e) (f) (g)	6,324	4,443
Altria Group, Inc. 4.80%, 2/14/2029	83	82
AMC Entertainment Holdings, Inc. 10.00% (Cash), 6/15/2026 (a) (c) (i)	2,941	1,986
AMC Networks, Inc.
4.75%, 8/1/2025	60	56
4.25%, 2/15/2029	257	178
Ameren Corp. 3.50%, 1/15/2031	140	128
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
American Airlines, Inc.
5.50%, 4/20/2026 (c)	8,332	8,182
5.75%, 4/20/2029 (c)	5,535	5,260
American Axle & Manufacturing, Inc.
6.25%, 3/15/2026	3,979	3,802
6.50%, 4/1/2027 (a)	5,035	4,666
6.88%, 7/1/2028 (a)	3,314	2,982
5.00%, 10/1/2029	2,629	2,183
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/2028 (c)	3,195	2,925
American Electric Power Co., Inc.
5.75%, 11/1/2027	30	31
5.95%, 11/1/2032	40	43
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.68%), 3.88%, 2/15/2062 (g)	5,173	4,140
American Express Co.
3.38%, 5/3/2024	1,593	1,563
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (e) (f) (g)	4,587	3,854
American International Group, Inc. Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (g)	1,908	1,836
American Tower Corp., REIT
1.45%, 9/15/2026	100	89
1.50%, 1/31/2028	337	290
2.10%, 6/15/2030	125	103
American Transmission Systems, Inc. 2.65%, 1/15/2032 (c)	20	17
AmeriGas Partners LP
5.50%, 5/20/2025	5,193	5,043
5.88%, 8/20/2026	880	849
5.75%, 5/20/2027	1,024	967
Amgen, Inc. 2.00%, 1/15/2032	298	241
Amkor Technology, Inc. 6.63%, 9/15/2027 (c)	4,995	5,000
AMN Healthcare, Inc. 4.63%, 10/1/2027 (c)	858	800
ANGI Group LLC 3.88%, 8/15/2028 (a) (c)	1,433	1,122
Antero Midstream Partners LP
7.88%, 5/15/2026 (c)	3,644	3,742
5.75%, 3/1/2027 (c)	430	416
5.75%, 1/15/2028 (c)	2,740	2,654
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	69

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
5.38%, 6/15/2029 (c)	3,927	3,677
Antero Resources Corp.
8.38%, 7/15/2026 (c)	2,242	2,338
7.63%, 2/1/2029 (c)	739	757
5.38%, 3/1/2030 (a) (c)	1,267	1,187
APi Group DE, Inc.
4.13%, 7/15/2029 (c)	2,586	2,238
4.75%, 10/15/2029 (c)	2,037	1,846
APX Group, Inc. 5.75%, 7/15/2029 (c)	1,267	1,132
Aramark Services, Inc. 5.00%, 2/1/2028 (a) (c)	4,240	4,038
Arches Buyer, Inc.
4.25%, 6/1/2028 (c)	1,570	1,351
6.13%, 12/1/2028 (a) (c)	634	550
Archrock Partners LP
6.88%, 4/1/2027 (c)	1,327	1,304
6.25%, 4/1/2028 (c)	2,120	2,035
Arconic Corp.
6.00%, 5/15/2025 (c)	2,269	2,256
6.13%, 2/15/2028 (c)	6,257	6,175
Arcosa, Inc. 4.38%, 4/15/2029 (c)	408	372
Ardagh Metal Packaging Finance USA LLC 6.00%, 6/15/2027 (c)	1,737	1,728
Ardagh Packaging Finance plc
4.13%, 8/15/2026 (c)	1,385	1,305
5.25%, 8/15/2027 (c)	9,355	8,000
Asbury Automotive Group, Inc.
4.50%, 3/1/2028	412	374
4.63%, 11/15/2029 (a) (c)	4,929	4,387
4.75%, 3/1/2030	385	342
5.00%, 2/15/2032 (c)	1,004	865
ASGN, Inc. 4.63%, 5/15/2028 (c)	638	590
AT&T, Inc.
0.90%, 3/25/2024	400	385
Series B, (EURIBOR ICE Swap Rate 5 Year + 3.14%), 2.87%, 3/2/2025 (e) (f) (g)	EUR700	706
2.25%, 2/1/2032	408	333
Athene Global Funding 0.95%, 1/8/2024 (c)	5,241	5,043
ATI, Inc.
5.88%, 12/1/2027	1,861	1,817
4.88%, 10/1/2029	1,655	1,526
5.13%, 10/1/2031	1,240	1,116
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Audacy Capital Corp. 6.50%, 5/1/2027 (c)	7,009	508
Avantor Funding, Inc. 4.63%, 7/15/2028 (c)	6,041	5,651
Avient Corp. 7.13%, 8/1/2030 (c)	1,125	1,150
Avis Budget Car Rental LLC
5.75%, 7/15/2027 (a) (c)	1,708	1,618
5.75%, 7/15/2027 (c)	2,855	2,675
4.75%, 4/1/2028 (c)	7,475	6,709
Axalta Coating Systems LLC
4.75%, 6/15/2027 (a) (c)	4,423	4,272
3.38%, 2/15/2029 (c)	4,205	3,636
Baker Hughes Holdings LLC 3.14%, 11/7/2029	165	150
Bank of America Corp.
Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (e) (f) (g)	7,517	7,349
Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (e) (f) (g)	7,182	7,160
(SOFR + 0.74%), 0.81%, 10/24/2024 (g)	5,460	5,333
(SOFR + 0.67%), 1.84%, 2/4/2025 (g)	950	922
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (g)	5,025	4,925
Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (a) (e) (f) (g)	3,053	2,996
(SOFR + 0.91%), 0.98%, 9/25/2025 (g)	3,125	2,921
(ICE LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/2025 (g)	4,500	4,300
(SOFR + 0.65%), 1.53%, 12/6/2025 (g)	6,755	6,337
Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (e) (f) (g)	6,595	6,641
(SOFR + 1.75%), 4.83%, 7/22/2026 (g)	1,040	1,030
(SOFR + 1.29%), 5.08%, 1/20/2027 (g)	2,375	2,370
Series RR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.76%), 4.38%, 1/27/2027 (e) (f) (g)	1,305	1,113
Series N, (SOFR + 0.91%), 1.66%, 3/11/2027 (g)	1,175	1,062
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Series TT, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.13%, 4/27/2027 (e) (f) (g)	4,375	4,242
(SOFR + 0.96%), 1.73%, 7/22/2027 (g)	778	697
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (e) (f) (g)	6,976	6,313
(SOFR + 1.21%), 2.57%, 10/20/2032 (g)	320	263
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.20%), 2.48%, 9/21/2036 (g)	4,390	3,354
Bank of New York Mellon Corp. (The)
Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (e) (f) (g)	7,637	6,939
(SOFRINDX + 2.07%), 5.83%, 10/25/2033 (g)	101	108
Bath & Body Works, Inc.
5.25%, 2/1/2028	50	48
6.88%, 11/1/2035	997	902
6.75%, 7/1/2036	2,296	2,043
Bausch Health Americas, Inc. 8.50%, 1/31/2027 (c)	5,791	2,927
Bausch Health Cos., Inc.
5.50%, 11/1/2025 (c)	11,918	10,388
9.00%, 12/15/2025 (c)	22,777	19,059
5.75%, 8/15/2027 (c)	965	667
5.00%, 1/30/2028 (c)	2,375	1,105
4.88%, 6/1/2028 (c)	4,442	2,926
5.00%, 2/15/2029 (c)	4,668	2,194
6.25%, 2/15/2029 (c)	2,065	946
5.25%, 1/30/2030 (c)	8,398	3,947
5.25%, 2/15/2031 (c)	3,262	1,558
Becton Dickinson & Co. 2.82%, 5/20/2030	356	317
BellRing Brands, Inc. 7.00%, 3/15/2030 (c)	1,093	1,120
Berry Global, Inc. 4.88%, 7/15/2026 (c)	3,500	3,422
Berry Petroleum Co. LLC 7.00%, 2/15/2026 (c)	1,161	1,104
Big River Steel LLC 6.63%, 1/31/2029 (c)	2,077	2,060
Black Knight InfoServ LLC 3.63%, 9/1/2028 (c)	1,667	1,500
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Block, Inc.
2.75%, 6/1/2026	1,750	1,584
3.50%, 6/1/2031	1,411	1,150
Blue Racer Midstream LLC
7.63%, 12/15/2025 (c)	1,522	1,525
6.63%, 7/15/2026 (c)	1,510	1,484
BlueLinx Holdings, Inc. 6.00%, 11/15/2029 (c)	358	299
Boise Cascade Co. 4.88%, 7/1/2030 (c)	852	769
Boyd Gaming Corp. 4.75%, 6/15/2031 (c)	983	900
Boyne USA, Inc. 4.75%, 5/15/2029 (c)	3,600	3,261
BP Capital Markets America, Inc. 3.63%, 4/6/2030	176	169
Brightsphere Investment Group, Inc. 4.80%, 7/27/2026	289	269
Brink's Co. (The)
5.50%, 7/15/2025 (c)	1,890	1,871
4.63%, 10/15/2027 (c)	3,520	3,327
Broadcom, Inc. 4.30%, 11/15/2032	145	133
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 2/1/2026 (c)	314	295
Buckeye Partners LP
4.13%, 3/1/2025 (c)	3,620	3,457
3.95%, 12/1/2026	200	182
4.50%, 3/1/2028 (c)	4,360	3,962
Builders FirstSource, Inc.
5.00%, 3/1/2030 (c)	62	58
4.25%, 2/1/2032 (c)	2,763	2,421
6.38%, 6/15/2032 (c)	3,100	3,084
BWX Technologies, Inc.
4.13%, 6/30/2028 (c)	2,624	2,402
4.13%, 4/15/2029 (c)	4,624	4,185
Cable One, Inc. 4.00%, 11/15/2030 (a) (c)	1,284	1,044
Caesars Entertainment, Inc.
6.25%, 7/1/2025 (c)	4,579	4,585
4.63%, 10/15/2029 (a) (c)	2,230	1,956
California Resources Corp. 7.13%, 2/1/2026 (c)	6,640	6,707
Calpine Corp.
5.25%, 6/1/2026 (c)	2,480	2,412
4.63%, 2/1/2029 (c)	987	858
5.00%, 2/1/2031 (c)	1,237	1,042
Capital One Financial Corp.
3.90%, 1/29/2024	1,694	1,673
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	71

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
(SOFR + 0.69%), 1.34%, 12/6/2024 (g)	4,335	4,195
Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (e) (f) (g)	7,699	5,679
Cargill, Inc. 1.38%, 7/23/2023 (c)	795	789
Carnival Corp.
10.50%, 2/1/2026 (c)	742	775
5.75%, 3/1/2027 (c)	4,524	3,723
4.00%, 8/1/2028 (c)	3,156	2,736
6.00%, 5/1/2029 (c)	1,073	842
Carnival Holdings Bermuda Ltd. 10.38%, 5/1/2028 (c)	2,264	2,434
Carpenter Technology Corp.
6.38%, 7/15/2028	1,466	1,453
7.63%, 3/15/2030	870	890
Cars.com, Inc. 6.38%, 11/1/2028 (c)	917	864
Catalent Pharma Solutions, Inc.
5.00%, 7/15/2027 (c)	2,038	1,956
3.13%, 2/15/2029 (c)	940	800
CCO Holdings LLC
5.13%, 5/1/2027 (c)	23,961	22,609
5.00%, 2/1/2028 (c)	19,431	17,966
5.38%, 6/1/2029 (c)	3,816	3,500
4.75%, 3/1/2030 (c)	15,146	13,032
4.50%, 8/15/2030 (c)	6,670	5,601
4.25%, 2/1/2031 (c)	11,821	9,682
4.75%, 2/1/2032 (c)	1,065	881
4.25%, 1/15/2034 (c)	3,365	2,563
CD&R Smokey Buyer, Inc. 6.75%, 7/15/2025 (c)	4,976	4,366
CDW LLC 4.25%, 4/1/2028	7,836	7,288
Cedar Fair LP
5.38%, 4/15/2027	530	508
5.25%, 7/15/2029 (a)	2,275	2,116
Cengage Learning, Inc. 9.50%, 6/15/2024 (c)	1,045	1,045
Centene Corp.
2.45%, 7/15/2028	2,560	2,225
4.63%, 12/15/2029	3,000	2,827
3.38%, 2/15/2030	5,040	4,448
CenterPoint Energy, Inc. (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (e) (f) (g)	4,198	3,999
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Central Garden & Pet Co.
5.13%, 2/1/2028	6,555	6,207
4.13%, 10/15/2030 (a)	3,294	2,823
Charles Schwab Corp. (The)
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (e) (f) (g)	5,151	4,903
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (f) (g)	11,623	8,935
Chart Industries, Inc.
7.50%, 1/1/2030 (c)	1,483	1,527
9.50%, 1/1/2031 (c)	511	541
Chemours Co. (The) 5.75%, 11/15/2028 (c)	7,832	6,961
Cheniere Energy Partners LP
4.50%, 10/1/2029	4,325	4,069
4.00%, 3/1/2031	1,000	894
3.25%, 1/31/2032	170	142
Cheniere Energy, Inc. 4.63%, 10/15/2028	3,520	3,355
Chesapeake Energy Corp.
5.88%, 2/1/2029 (c)	575	550
6.75%, 4/15/2029 (c)	7,499	7,423
Chevron Corp. 2.24%, 5/11/2030	80	71
Chord Energy Corp. 6.38%, 6/1/2026 (c)	2,095	2,084
Churchill Downs, Inc. 4.75%, 1/15/2028 (c)	197	187
Ciena Corp. 4.00%, 1/31/2030 (c)	4,011	3,523
Cigna Group (The)
(ICE LIBOR USD 3 Month + 0.89%), 6.15%, 7/15/2023 (g)	295	295
0.61%, 3/15/2024	565	543
4.38%, 10/15/2028	387	384
Cinemark USA, Inc.
8.75%, 5/1/2025 (c)	600	612
5.25%, 7/15/2028 (a) (c)	1,910	1,703
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.07%), 9.34%, 7/30/2023 (a) (e) (f) (g)	1,045	1,042
Series M, (3-MONTH CME TERM SOFR + 3.68%), 6.30%, 5/15/2024 (e) (f) (g)	8,555	8,070
Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (e) (f) (g)	9,490	8,897
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
(SOFR + 0.69%), 0.78%, 10/30/2024 (g)	6,575	6,413
Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (e) (f) (g)	2,596	2,276
(3-MONTH CME TERM SOFR + 1.16%), 3.35%, 4/24/2025 (g)	4,255	4,155
(SOFR + 0.67%), 0.98%, 5/1/2025 (g)	4,420	4,209
Series P, (3-MONTH CME TERM SOFR + 4.17%), 5.95%, 5/15/2025 (a) (e) (f) (g)	7,163	6,715
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (e) (f) (g)	5,409	4,712
(SOFR + 0.69%), 2.01%, 1/25/2026 (g)	2,245	2,119
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (e) (f) (g)	8,855	7,560
Series T, (3-MONTH CME TERM SOFR + 4.78%), 6.25%, 8/15/2026 (e) (f) (g)	5,444	5,339
(SOFR + 1.55%), 5.61%, 9/29/2026 (g)	4,100	4,148
(SOFR + 0.77%), 1.46%, 6/9/2027 (g)	815	732
(SOFR + 1.18%), 2.52%, 11/3/2032 (g)	55	45
Citizens Bank NA (SOFR + 1.02%), 5.28%, 1/26/2026 (g)	446	425
Citizens Financial Group, Inc.
Series B, (ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/6/2023 (e) (f) (g)	1,455	1,248
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.00%, 10/6/2026 (e) (f) (g)	4,528	3,521
Civitas Resources, Inc. 5.00%, 10/15/2026 (c)	407	383
Clarios Global LP
6.75%, 5/15/2025 (c)	1,400	1,402
6.25%, 5/15/2026 (c)	5,460	5,433
8.50%, 5/15/2027 (c)	2,393	2,407
6.75%, 5/15/2028 (c) (j)	2,427	2,436
Clarivate Science Holdings Corp.
3.88%, 7/1/2028 (c)	2,241	2,016
4.88%, 7/1/2029 (a) (c)	2,598	2,340
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Clear Channel Outdoor Holdings, Inc.
5.13%, 8/15/2027 (a) (c)	7,358	6,646
7.75%, 4/15/2028 (a) (c)	4,301	3,264
7.50%, 6/1/2029 (a) (c)	7,017	5,193
Cleveland-Cliffs, Inc.
4.63%, 3/1/2029 (a) (c)	3,643	3,300
6.75%, 4/15/2030 (c)	1,813	1,762
4.88%, 3/1/2031 (c)	1,772	1,556
Clydesdale Acquisition Holdings, Inc.
6.63%, 4/15/2029 (c)	197	193
8.75%, 4/15/2030 (c)	67	62
CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (g)	5,080	4,445
CNX Midstream Partners LP 4.75%, 4/15/2030 (c)	828	693
CNX Resources Corp.
6.00%, 1/15/2029 (c)	1,670	1,545
7.38%, 1/15/2031 (a) (c)	2,096	2,022
Coeur Mining, Inc. 5.13%, 2/15/2029 (a) (c)	808	666
Cogent Communications Group, Inc. 3.50%, 5/1/2026 (c)	1,158	1,077
Coherent Corp. 5.00%, 12/15/2029 (c)	6,504	5,854
Coinbase Global, Inc.
3.38%, 10/1/2028 (c)	1,513	914
3.63%, 10/1/2031 (a) (c)	1,395	780
Comcast Corp.
4.15%, 10/15/2028	205	203
2.65%, 2/1/2030	240	215
5.50%, 11/15/2032	60	64
Commonwealth Edison Co. 3.10%, 11/1/2024	234	229
CommScope Technologies LLC 6.00%, 6/15/2025 (a) (c)	4,030	3,788
CommScope, Inc.
6.00%, 3/1/2026 (c)	5,340	5,100
8.25%, 3/1/2027 (a) (c)	12,135	9,382
4.75%, 9/1/2029 (a) (c)	5,075	4,098
Community Health Systems, Inc.
8.00%, 3/15/2026 (c)	6,402	6,344
5.63%, 3/15/2027 (c)	2,188	2,019
6.00%, 1/15/2029 (c)	2,369	2,100
5.25%, 5/15/2030 (c)	5,008	4,174
4.75%, 2/15/2031 (c)	2,385	1,924
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	73

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Compass Group Diversified Holdings LLC 5.25%, 4/15/2029 (c)	846	761
Comstock Resources, Inc.
6.75%, 3/1/2029 (c)	7,251	6,565
5.88%, 1/15/2030 (c)	2,212	1,899
Conduent Business Services LLC 6.00%, 11/1/2029 (c)	4,650	3,822
Consensus Cloud Solutions, Inc. 6.50%, 10/15/2028 (c)	844	738
Consolidated Edison, Inc. Series A, 0.65%, 12/1/2023	478	465
Constellation Brands, Inc. 2.25%, 8/1/2031	333	276
Cooper-Standard Automotive, Inc.
4.50% (PIK), 3/31/2027 (c) (i)	12,534	12,582
10.63% (PIK), 5/15/2027 (c) (i)	7,311	3,963
Corebridge Financial, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.85%), 6.87%, 12/15/2052 (c) (d) (g)	4,646	4,207
CoreCivic, Inc. 8.25%, 4/15/2026 (a)	4,488	4,534
CoreLogic, Inc. 4.50%, 5/1/2028 (a) (c)	1,395	1,140
Coty, Inc.
5.00%, 4/15/2026 (c)	3,753	3,664
6.50%, 4/15/2026 (a) (c)	960	957
4.75%, 1/15/2029 (c)	2,340	2,197
Cox Communications, Inc. 4.80%, 2/1/2035 (c)	190	176
Crescent Energy Finance LLC 9.25%, 2/15/2028 (c)	2,745	2,737
Crestwood Midstream Partners LP
5.75%, 4/1/2025	5,514	5,431
8.00%, 4/1/2029 (c)	4,797	4,881
7.38%, 2/1/2031 (c)	1,045	1,045
Crown Castle, Inc., REIT
3.65%, 9/1/2027	250	239
2.10%, 4/1/2031	170	139
CSC Holdings LLC
5.25%, 6/1/2024	1,184	1,154
5.38%, 2/1/2028 (c)	4,590	3,765
11.25%, 5/15/2028 (c)	1,567	1,562
6.50%, 2/1/2029 (c)	7,859	6,562
4.50%, 11/15/2031 (c)	2,303	1,613
CSX Corp.
2.40%, 2/15/2030	75	66
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
4.10%, 11/15/2032	72	70
CTR Partnership LP, REIT 3.88%, 6/30/2028 (c)	561	488
CVR Partners LP 6.13%, 6/15/2028 (c)	3,296	2,976
CVS Health Corp.
3.25%, 8/15/2029	85	78
2.13%, 9/15/2031	174	143
4.78%, 3/25/2038	255	243
Dana, Inc. 5.63%, 6/15/2028	3,421	3,156
DaVita, Inc.
4.63%, 6/1/2030 (c)	6,870	5,984
3.75%, 2/15/2031 (c)	5,766	4,643
Delek Logistics Partners LP 7.13%, 6/1/2028 (c)	647	589
Dell International LLC
4.90%, 10/1/2026	65	65
5.25%, 2/1/2028	388	393
Deluxe Corp. 8.00%, 6/1/2029 (c)	1,285	993
Diamond Sports Group LLC 5.38%, 8/15/2026 (c) (k)	5,398	364
Directv Financing LLC 5.88%, 8/15/2027 (c)	4,088	3,587
Discover Financial Services 3.75%, 3/4/2025	1,100	1,054
Discovery Communications LLC 3.63%, 5/15/2030 (a)	190	169
DISH DBS Corp.
5.88%, 11/15/2024	27,057	22,386
7.75%, 7/1/2026	10,621	6,136
5.25%, 12/1/2026 (c)	10,560	8,066
7.38%, 7/1/2028	573	287
5.75%, 12/1/2028 (c)	2,668	1,897
5.13%, 6/1/2029	977	451
DISH Network Corp. 11.75%, 11/15/2027 (c)	9,735	9,196
Dominion Energy, Inc.
Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (e) (f) (g)	3,636	3,160
Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.35%, 1/15/2027 (e) (f) (g)	5,175	4,347
Series C, 2.25%, 8/15/2031	54	45
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Dornoch Debt Merger Sub, Inc. 6.63%, 10/15/2029 (c)	2,736	2,027
DPL, Inc. 4.13%, 7/1/2025	1,136	1,092
DT Midstream, Inc.
4.13%, 6/15/2029 (c)	4,155	3,682
4.38%, 6/15/2031 (c)	1,482	1,289
Duke Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.32%), 3.25%, 1/15/2082 (g)	5,838	4,408
Dycom Industries, Inc. 4.50%, 4/15/2029 (c)	5,847	5,337
Edgewell Personal Care Co.
5.50%, 6/1/2028 (c)	1,590	1,522
4.13%, 4/1/2029 (c)	2,825	2,502
Edison International Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.90%), 5.00%, 12/15/2026 (e) (f) (g)	4,315	3,689
Elanco Animal Health, Inc. 6.65%, 8/28/2028 (a) (h)	575	560
Element Solutions, Inc. 3.88%, 9/1/2028 (c)	696	614
Elevance Health, Inc.
2.88%, 9/15/2029	190	173
6.10%, 10/15/2052	20	22
Embarq Corp. 8.00%, 6/1/2036	5,823	2,504
Embecta Corp. 5.00%, 2/15/2030 (c)	50	43
Emergent BioSolutions, Inc. 3.88%, 8/15/2028 (a) (c)	5,114	2,713
Enact Holdings, Inc. 6.50%, 8/15/2025 (c)	128	127
Encino Acquisition Partners Holdings LLC 8.50%, 5/1/2028 (c)	5,594	4,960
Encompass Health Corp.
5.75%, 9/15/2025 (a)	4,690	4,679
4.50%, 2/1/2028	2,640	2,489
4.75%, 2/1/2030	2,345	2,162
4.63%, 4/1/2031	3,400	3,049
Endo Dac
5.88%, 10/15/2024 (c) (h)	925	657
9.50%, 7/31/2027 (c) (k)	2,492	140
6.00%, 6/30/2028 (c) (k)	2,563	144
Endo Luxembourg Finance Co. I SARL 6.13%, 4/1/2029 (c) (h) (k)	2,045	1,433
Energizer Holdings, Inc.
6.50%, 12/31/2027 (a) (c)	1,978	1,930
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
4.75%, 6/15/2028 (c)	4,970	4,469
4.38%, 3/31/2029 (c)	7,051	6,166
Energy Transfer LP 4.20%, 4/15/2027	115	111
EnLink Midstream LLC
5.38%, 6/1/2029	803	775
6.50%, 9/1/2030 (c)	1,623	1,640
EnLink Midstream Partners LP
4.85%, 7/15/2026	2,940	2,863
5.60%, 4/1/2044	522	434
Enova International, Inc.
8.50%, 9/1/2024 (c)	135	134
8.50%, 9/15/2025 (c)	500	480
EnPro Industries, Inc. 5.75%, 10/15/2026	50	49
Entegris Escrow Corp.
4.75%, 4/15/2029 (c)	4,421	4,112
5.95%, 6/15/2030 (c)	4,067	3,865
Entegris, Inc.
4.38%, 4/15/2028 (c)	2,091	1,907
3.63%, 5/1/2029 (a) (c)	2,929	2,508
Entergy Texas, Inc. 1.75%, 3/15/2031	200	163
Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (g)	4,380	3,793
Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	7,419	185
EQM Midstream Partners LP
6.00%, 7/1/2025 (c)	797	783
7.50%, 6/1/2027 (c)	2,485	2,476
6.50%, 7/1/2027 (c)	2,250	2,194
4.50%, 1/15/2029 (c)	3,791	3,222
7.50%, 6/1/2030 (c)	1,990	1,932
4.75%, 1/15/2031 (c)	4,916	4,029
EQT Corp. 7.00%, 2/1/2030 (h)	1,165	1,229
Equitable Financial Life Global Funding 5.50%, 12/2/2025 (c)	1,230	1,231
Equitable Holdings, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (e) (f) (g)	786	716
ESC Co., Escrow
5.50%, 8/1/2023 ‡ (k)	10,554	1
8.50%, 10/15/2024 ‡ (k)	16,148	2
9.75%, 7/15/2025 ‡ (k)	1,585	—
Evergy, Inc. 2.90%, 9/15/2029	152	137
Fair Isaac Corp. 4.00%, 6/15/2028 (c)	799	744
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	75

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Fertitta Entertainment LLC
4.63%, 1/15/2029 (c)	208	182
6.75%, 1/15/2030 (c)	1,015	822
Fidelity National Information Services, Inc.
0.60%, 3/1/2024	626	600
2.25%, 3/1/2031	200	162
Fifth Third Bancorp 3.65%, 1/25/2024	1,272	1,251
Fiserv, Inc. 3.50%, 7/1/2029	193	180
Five Corners Funding Trust 4.42%, 11/15/2023 (c)	1,068	1,061
Five Point Operating Co. LP 7.88%, 11/15/2025 (c)	1,029	929
Foot Locker, Inc. 4.00%, 10/1/2029 (c)	407	344
Ford Motor Credit Co. LLC
3.37%, 11/17/2023	3,295	3,239
4.69%, 6/9/2025	9,424	9,110
5.13%, 6/16/2025	7,991	7,779
4.13%, 8/4/2025	3,842	3,636
3.38%, 11/13/2025	5,640	5,238
4.39%, 1/8/2026	5,525	5,249
6.95%, 3/6/2026	1,712	1,728
4.54%, 8/1/2026	2,252	2,123
2.70%, 8/10/2026	2,249	1,995
4.27%, 1/9/2027	8,458	7,830
3.82%, 11/2/2027	1,935	1,735
2.90%, 2/16/2028	1,455	1,259
6.80%, 5/12/2028	2,144	2,145
2.90%, 2/10/2029	880	730
4.00%, 11/13/2030	2,974	2,550
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (c)	1,760	1,620
5.00%, 5/1/2028 (c)	8,875	7,793
6.75%, 5/1/2029 (c)	1,339	1,078
8.75%, 5/15/2030 (c)	386	382
Gannett Holdings LLC 6.00%, 11/1/2026 (a) (c)	1,624	1,372
Gap, Inc. (The) 3.63%, 10/1/2029 (c)	2,435	1,724
Gartner, Inc.
4.50%, 7/1/2028 (c)	2,460	2,312
3.63%, 6/15/2029 (c)	2,138	1,893
3.75%, 10/1/2030 (c)	650	568
GCI LLC 4.75%, 10/15/2028 (c)	9,465	8,093
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 8.20%, 6/15/2023 (e) (f) (g)	2,031	2,027
General Motors Financial Co., Inc. 4.30%, 4/6/2029	70	65
Genesis Energy LP
6.50%, 10/1/2025	180	176
6.25%, 5/15/2026 (a)	1,933	1,862
8.00%, 1/15/2027	1,188	1,186
7.75%, 2/1/2028	3,256	3,205
8.88%, 4/15/2030	2,135	2,138
GEO Group, Inc. (The) 10.50%, 6/30/2028	2,281	2,307
Georgia-Pacific LLC 0.63%, 5/15/2024 (c)	1,324	1,264
G-III Apparel Group Ltd. 7.88%, 8/15/2025 (c)	442	416
Gilead Sciences, Inc. 1.65%, 10/1/2030	491	406
Glatfelter Corp. 4.75%, 11/15/2029 (a) (c)	2,320	1,652
Global Infrastructure Solutions, Inc.
5.63%, 6/1/2029 (c)	3,370	2,808
7.50%, 4/15/2032 (c)	2,580	2,217
Global Medical Response, Inc. 6.50%, 10/1/2025 (c)	2,285	1,405
Global Net Lease, Inc., REIT 3.75%, 12/15/2027 (c)	500	383
Global Payments, Inc.
3.20%, 8/15/2029	195	172
2.90%, 11/15/2031	55	46
Go Daddy Operating Co. LLC 3.50%, 3/1/2029 (c)	135	117
Goldman Sachs Capital II (ICE LIBOR USD 3 Month + 0.77%), 5.73%, 6/5/2023 (e) (f) (g)	2,351	1,793
Goldman Sachs Group, Inc. (The)
1.22%, 12/6/2023	848	828
3.63%, 2/20/2024	762	752
(SOFR + 0.51%), 0.66%, 9/10/2024 (g)	3,585	3,518
(SOFR + 0.49%), 0.92%, 10/21/2024 (g)	5,470	5,338
Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025 (e) (f) (g)	1,733	1,473
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (e) (f) (g)	931	870
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (e) (f) (g)	6,520	5,403
Series U, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.92%), 3.65%, 8/10/2026 (e) (f) (g)	1,718	1,403
Series O, (3-MONTH CME TERM SOFR + 3.83%), 5.30%, 11/10/2026 (e) (f) (g)	2,755	2,614
(SOFR + 0.82%), 1.54%, 9/10/2027 (g)	2,103	1,864
(SOFR + 0.91%), 1.95%, 10/21/2027 (g)	85	76
(SOFR + 1.11%), 2.64%, 2/24/2028 (g)	70	64
(SOFR + 1.85%), 3.62%, 3/15/2028 (g)	4,450	4,237
(SOFR + 1.26%), 2.65%, 10/21/2032 (g)	75	62
Goodyear Tire & Rubber Co. (The)
5.00%, 5/31/2026 (a)	2,888	2,806
5.00%, 7/15/2029 (a)	2,622	2,318
5.25%, 7/15/2031 (a)	999	862
GrafTech Finance, Inc. 4.63%, 12/15/2028 (c)	1,267	1,065
Graham Holdings Co. 5.75%, 6/1/2026 (c)	323	319
Graham Packaging Co., Inc. 7.13%, 8/15/2028 (c)	676	588
Gray Escrow II, Inc. 5.38%, 11/15/2031 (a) (c)	2,066	1,324
Gray Television, Inc.
5.88%, 7/15/2026 (c)	1,825	1,550
7.00%, 5/15/2027 (a) (c)	5,372	4,350
4.75%, 10/15/2030 (c)	2,675	1,728
Great Lakes Dredge & Dock Corp. 5.25%, 6/1/2029 (c)	195	153
Griffon Corp. 5.75%, 3/1/2028	3,055	2,818
Group 1 Automotive, Inc. 4.00%, 8/15/2028 (c)	870	772
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Gulfport Energy Corp.
8.00%, 5/17/2026	703	705
8.00%, 5/17/2026 (c)	3,215	3,223
Gulfport Energy Operating Corp. 6.63%, 5/1/2023	745	—
Gulfport Energy Operating Corp., Escrow
6.00%, 10/15/2024	4,620	3
6.38%, 5/15/2025	1,458	1
6.38%, 1/15/2026	4,130	3
GYP Holdings III Corp. 4.63%, 5/1/2029 (c)	356	314
Hanesbrands, Inc.
4.88%, 5/15/2026 (c)	880	829
9.00%, 2/15/2031 (a) (c)	1,064	1,089
Harsco Corp. 5.75%, 7/31/2027 (a) (c)	1,058	893
HCA, Inc.
5.88%, 2/15/2026	9,150	9,292
3.50%, 9/1/2030 (a)	5,926	5,334
2.38%, 7/15/2031	329	269
Herbalife Nutrition Ltd. 7.88%, 9/1/2025 (c)	333	319
Herc Holdings, Inc. 5.50%, 7/15/2027 (c)	5,623	5,370
Hertz Corp. (The)
4.63%, 12/1/2026 (c)	3,103	2,795
5.00%, 12/1/2029 (c)	5,742	4,698
Hertz Corp. (The), Escrow
6.25%, 10/15/2022	1,106	28
5.50%, 10/15/2024	11,828	296
6.00%, 1/15/2028	5,450	381
Hertz Corp., Escrow 7.13%, 8/1/2026	5,505	385
Hess Midstream Operations LP
5.63%, 2/15/2026 (c)	3,605	3,549
4.25%, 2/15/2030 (c)	2,388	2,123
Hewlett Packard Enterprise Co.
1.45%, 4/1/2024	1,026	990
5.90%, 10/1/2024	318	321
Hilcorp Energy I LP
6.25%, 11/1/2028 (c)	565	541
6.00%, 4/15/2030 (c)	1,506	1,404
6.25%, 4/15/2032 (c)	1,255	1,173
Hilton Domestic Operating Co., Inc.
5.75%, 5/1/2028 (c)	2,732	2,725
3.75%, 5/1/2029 (c)	1,455	1,311
4.88%, 1/15/2030	1,293	1,228
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	77

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
4.00%, 5/1/2031 (c)	870	769
Hilton Worldwide Finance LLC 4.88%, 4/1/2027	2,899	2,860
HLF Financing SARL LLC 4.88%, 6/1/2029 (c)	1,000	766
Holly Energy Partners LP
6.38%, 4/15/2027 (c)	1,720	1,694
5.00%, 2/1/2028 (c)	1,435	1,338
Hologic, Inc. 3.25%, 2/15/2029 (c)	5,110	4,593
Honeywell International, Inc. 5.00%, 2/15/2033	65	69
Howmet Aerospace, Inc.
5.90%, 2/1/2027	4,185	4,284
6.75%, 1/15/2028	145	153
Hughes Satellite Systems Corp. 6.63%, 8/1/2026 (a)	4,147	3,917
Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 8.14%, 7/15/2023 (e) (f) (g)	3,742	3,390
Huntington National Bank (The) (SOFR + 1.22%), 5.70%, 11/18/2025 (g)	1,040	1,015
Hyundai Capital America
1.25%, 9/18/2023 (c)	541	532
1.65%, 9/17/2026 (c)	165	146
2.10%, 9/15/2028 (c)	83	71
Icahn Enterprises LP 4.38%, 2/1/2029	1,315	1,155
iHeartCommunications, Inc.
6.38%, 5/1/2026	8,142	6,984
8.38%, 5/1/2027 (a)	5,753	3,796
5.25%, 8/15/2027 (c)	2,512	1,984
ILFC E-Capital Trust I 6.55%, 12/21/2065 (a) (c) (l)	7,148	4,610
ILFC E-Capital Trust II 6.80%, 12/21/2065 (c) (l)	2,205	1,430
Imola Merger Corp. 4.75%, 5/15/2029 (c)	8,386	7,262
Ingevity Corp. 3.88%, 11/1/2028 (c)	145	127
Ingles Markets, Inc. 4.00%, 6/15/2031 (c)	356	307
Installed Building Products, Inc. 5.75%, 2/1/2028 (c)	306	289
Intel Corp. 2.00%, 8/12/2031	64	53
International Game Technology plc 6.50%, 2/15/2025 (c)	1,608	1,628
IQVIA, Inc.
5.00%, 10/15/2026 (c)	3,436	3,375
5.00%, 5/15/2027 (c)	2,190	2,137
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Iron Mountain, Inc., REIT
4.88%, 9/15/2027 (c)	2,785	2,654
5.25%, 3/15/2028 (c)	1,974	1,899
5.00%, 7/15/2028 (c)	310	292
4.50%, 2/15/2031 (c)	1,885	1,639
ITC Holdings Corp. 2.95%, 5/14/2030 (c)	155	137
Jackson Financial, Inc. 1.13%, 11/22/2023	406	396
James Hardie International Finance DAC 5.00%, 1/15/2028 (c)	672	633
JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	1,631	1,574
JELD-WEN, Inc.
6.25%, 5/15/2025 (c)	1,197	1,205
4.63%, 12/15/2025 (c)	2,505	2,417
4.88%, 12/15/2027 (c)	3,250	2,844
John Deere Capital Corp. 4.35%, 9/15/2032	60	60
Kaiser Aluminum Corp. 4.50%, 6/1/2031 (c)	2,065	1,636
Kennedy-Wilson, Inc.
4.75%, 3/1/2029	1,545	1,234
5.00%, 3/1/2031	1,543	1,170
Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	253	231
KeyBank NA (SOFRINDX + 0.32%), 0.43%, 6/14/2024 (g)	5,095	4,985
KFC Holding Co. 4.75%, 6/1/2027 (c)	508	500
Kilroy Realty LP, REIT
3.45%, 12/15/2024	790	754
4.75%, 12/15/2028	1,275	1,129
Kimco Realty OP LLC, REIT 2.25%, 12/1/2031	46	36
Kinder Morgan, Inc. 5.63%, 11/15/2023 (c)	1,450	1,450
Kinetik Holdings LP 5.88%, 6/15/2030 (c)	1,686	1,615
KLA Corp. 4.65%, 7/15/2032	20	20
Knife River Holding Co. 7.75%, 5/1/2031 (c)	860	872
Kontoor Brands, Inc. 4.13%, 11/15/2029 (c)	410	348
Korn Ferry 4.63%, 12/15/2027 (c)	450	427
Kraft Heinz Foods Co. 3.75%, 4/1/2030	155	147
Kroger Co. (The) 1.70%, 1/15/2031	176	141
L3Harris Technologies, Inc. 1.80%, 1/15/2031	185	150
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
LABL, Inc.
6.75%, 7/15/2026 (c)	5,070	5,023
10.50%, 7/15/2027 (c)	874	830
Lamb Weston Holdings, Inc.
4.13%, 1/31/2030 (c)	6,141	5,624
4.38%, 1/31/2032 (c)	1,263	1,152
Lear Corp. 2.60%, 1/15/2032	25	20
Level 3 Financing, Inc.
4.63%, 9/15/2027 (c)	4,087	2,524
3.63%, 1/15/2029 (c)	1,239	693
10.50%, 5/15/2030 (b)	776	743
LGI Homes, Inc. 4.00%, 7/15/2029 (c)	305	249
Liberty Interactive LLC 8.25%, 2/1/2030	2,370	715
Lithia Motors, Inc. 4.38%, 1/15/2031 (c)	1,349	1,159
Live Nation Entertainment, Inc.
4.88%, 11/1/2024 (c)	2,245	2,217
5.63%, 3/15/2026 (c)	5,302	5,159
6.50%, 5/15/2027 (c)	7,000	7,079
4.75%, 10/15/2027 (c)	6,980	6,465
3.75%, 1/15/2028 (c)	1,403	1,256
Lockheed Martin Corp.
5.10%, 11/15/2027	116	121
5.25%, 1/15/2033	63	67
Louisiana-Pacific Corp. 3.63%, 3/15/2029 (c)	520	456
Lowe's Cos., Inc.
1.70%, 9/15/2028	75	66
2.63%, 4/1/2031	166	143
LPL Holdings, Inc. 4.63%, 11/15/2027 (a) (c)	1,180	1,114
Lumen Technologies, Inc.
5.13%, 12/15/2026 (c)	15,795	10,420
4.00%, 2/15/2027 (c)	5,410	3,613
Series G, 6.88%, 1/15/2028 (a)	799	417
4.50%, 1/15/2029 (c)	1,570	668
5.38%, 6/15/2029 (c)	4,316	1,942
M/I Homes, Inc. 3.95%, 2/15/2030	853	755
Macy's Retail Holdings LLC
5.88%, 4/1/2029 (c)	1,073	983
5.88%, 3/15/2030 (c)	100	89
Madison IAQ LLC
4.13%, 6/30/2028 (c)	660	581
5.88%, 6/30/2029 (c)	3,899	3,052
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Magnolia Oil & Gas Operating LLC 6.00%, 8/1/2026 (c)	500	485
Mallinckrodt International Finance SA
11.50%, 12/15/2028 (a) (c)	8,610	6,776
10.00%, 6/15/2029 (c)	2,037	1,057
Marriott Ownership Resorts, Inc.
4.75%, 1/15/2028	36	32
4.50%, 6/15/2029 (c)	656	573
Masonite International Corp. 5.38%, 2/1/2028 (c)	1,632	1,571
MasTec, Inc. 4.50%, 8/15/2028 (a) (c)	5,891	5,452
Mattel, Inc. 5.88%, 12/15/2027 (c)	914	915
Mauser Packaging Solutions Holding Co.
7.88%, 8/15/2026 (c)	13,235	13,425
9.25%, 4/15/2027 (a) (c)	2,610	2,477
McAfee Corp. 7.38%, 2/15/2030 (c)	864	717
McGraw-Hill Education, Inc. 5.75%, 8/1/2028 (c)	3,610	3,206
MDC Holdings, Inc. 2.50%, 1/15/2031	190	149
Medline Borrower LP
3.88%, 4/1/2029 (c)	6,659	5,826
5.25%, 10/1/2029 (a) (c)	4,000	3,460
Mellon Capital IV Series 1, (ICE LIBOR USD 3 Month + 0.57%), 5.53%, 6/5/2023 (e) (f) (g)	2,027	1,581
Meritage Homes Corp. 3.88%, 4/15/2029 (c)	1,226	1,103
MetLife Capital Trust IV 7.88%, 12/15/2037 (c)	7,703	8,125
MetLife, Inc.
3.60%, 4/10/2024	1,000	984
Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025 (d) (e) (f) (g)	7,815	7,268
Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (e) (f) (g)	3,062	2,841
5.00%, 7/15/2052	30	29
MGIC Investment Corp. 5.25%, 8/15/2028	1,176	1,124
MGM Resorts International
5.75%, 6/15/2025	6,102	6,086
4.63%, 9/1/2026	2,640	2,525
Michaels Cos., Inc. (The) 5.25%, 5/1/2028 (c)	1,022	842
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	79

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Midcontinent Communications 5.38%, 8/15/2027 (a) (c)	2,488	2,304
Midwest Gaming Borrower LLC 4.88%, 5/1/2029 (c)	714	639
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (c)	3,787	3,781
Minerals Technologies, Inc. 5.00%, 7/1/2028 (c)	265	242
MIWD Holdco II LLC 5.50%, 2/1/2030 (c)	1,208	1,015
Mohegan Tribal Gaming Authority 8.00%, 2/1/2026 (c)	1,236	1,106
Molina Healthcare, Inc.
4.38%, 6/15/2028 (c)	1,150	1,078
3.88%, 5/15/2032 (c)	50	43
Mondelez International, Inc. 1.50%, 2/4/2031	174	139
Moog, Inc. 4.25%, 12/15/2027 (c)	630	592
Morgan Stanley
(SOFR + 0.46%), 5.27%, 1/25/2024 (g)	3,184	3,181
Series F, 3.88%, 4/29/2024	1,348	1,329
(SOFR + 0.51%), 0.79%, 1/22/2025 (g)	4,460	4,302
(SOFR + 1.16%), 3.62%, 4/17/2025 (g)	4,925	4,828
(SOFR + 1.15%), 2.72%, 7/22/2025 (g)	5,160	4,978
(SOFR + 0.56%), 1.16%, 10/21/2025 (g)	2,275	2,130
(SOFR + 0.94%), 2.63%, 2/18/2026 (g)	6,615	6,296
Series M, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (e) (f) (g)	2,945	2,917
(SOFR + 0.86%), 1.51%, 7/20/2027 (g)	182	162
(SOFR + 1.61%), 4.21%, 4/20/2028 (g)	90	87
(SOFR + 1.02%), 1.93%, 4/28/2032 (g)	80	64
(SOFR + 1.20%), 2.51%, 10/20/2032 (g)	80	66
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.43%), 5.95%, 1/19/2038 (g)	5,321	5,349
(SOFR + 1.49%), 3.22%, 4/22/2042 (g)	25	19
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Morgan Stanley Bank NA 4.75%, 4/21/2026	1,025	1,030
Moss Creek Resources Holdings, Inc.
7.50%, 1/15/2026 (c)	1,091	1,020
10.50%, 5/15/2027 (c)	68	66
MPLX LP 4.50%, 4/15/2038	141	127
MPT Operating Partnership LP, REIT 3.50%, 3/15/2031	1,253	856
Mueller Water Products, Inc. 4.00%, 6/15/2029 (c)	1,174	1,060
Murphy Oil Corp. 5.88%, 12/1/2027	226	222
Murphy Oil USA, Inc. 3.75%, 2/15/2031 (c)	1,306	1,117
Nabors Industries Ltd. 7.25%, 1/15/2026 (c)	771	727
Nabors Industries, Inc. 5.75%, 2/1/2025	3,645	3,558
National CineMedia LLC 5.88%, 4/15/2028 (c)	1,130	407
National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (g)	3,053	2,924
Nationstar Mortgage Holdings, Inc.
6.00%, 1/15/2027 (c)	390	370
5.50%, 8/15/2028 (c)	3,409	3,043
5.13%, 12/15/2030 (c)	2,010	1,646
5.75%, 11/15/2031 (c)	4,085	3,398
NCR Corp.
5.75%, 9/1/2027 (c)	6,319	6,201
5.13%, 4/15/2029 (c)	5,814	5,029
6.13%, 9/1/2029 (c)	3,145	3,083
NESCO Holdings II, Inc. 5.50%, 4/15/2029 (c)	1,187	1,073
Netflix, Inc. 4.88%, 4/15/2028	140	141
New Albertsons LP
7.75%, 6/15/2026	1,535	1,538
6.63%, 6/1/2028	613	584
7.45%, 8/1/2029	392	399
8.00%, 5/1/2031	2,108	2,171
Newell Brands, Inc.
4.70%, 4/1/2026 (h)	6,195	5,916
6.38%, 9/15/2027	658	648
6.63%, 9/15/2029 (a)	748	739
News Corp.
3.88%, 5/15/2029 (c)	4,020	3,569
5.13%, 2/15/2032 (a) (c)	2,090	1,924
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Nexstar Media, Inc.
5.63%, 7/15/2027 (c)	15,690	14,736
4.75%, 11/1/2028 (c)	963	846
NextEra Energy Capital Holdings, Inc.
5.00%, 7/15/2032	35	35
(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (g)	4,282	3,867
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.55%), 3.80%, 3/15/2082 (g)	1,933	1,604
NextEra Energy Operating Partners LP
4.25%, 7/15/2024 (c)	1,811	1,784
4.25%, 9/15/2024 (c)	57	55
4.50%, 9/15/2027 (c)	866	814
NGL Energy Operating LLC 7.50%, 2/1/2026 (c)	1,987	1,905
NiSource, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (e) (f) (g)	6,587	6,250
1.70%, 2/15/2031	190	153
NMG Holding Co., Inc. 7.13%, 4/1/2026 (c)	7,270	6,756
NMI Holdings, Inc. 7.38%, 6/1/2025 (c)	411	417
Noble Finance II LLC 8.00%, 4/15/2030 (c)	620	635
Nordstrom, Inc. 4.38%, 4/1/2030 (a)	329	257
Norfolk Southern Corp. 2.30%, 5/15/2031	132	112
Northern Oil and Gas, Inc. 8.13%, 3/1/2028 (c)	1,099	1,085
Novelis Corp.
3.25%, 11/15/2026 (c)	2,258	2,067
4.75%, 1/30/2030 (c)	4,135	3,742
NRG Energy, Inc.
6.63%, 1/15/2027	2,341	2,348
5.75%, 1/15/2028	614	599
3.38%, 2/15/2029 (c)	1,950	1,651
5.25%, 6/15/2029 (c)	2,797	2,580
3.63%, 2/15/2031 (c)	1,623	1,314
3.88%, 2/15/2032 (a) (c)	2,902	2,343
7.00%, 3/15/2033 (c)	1,654	1,716
NuStar Logistics LP
6.00%, 6/1/2026	2,167	2,132
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
5.63%, 4/28/2027	2,660	2,538
6.38%, 10/1/2030	1,785	1,719
Occidental Petroleum Corp.
8.50%, 7/15/2027	5,514	6,072
8.88%, 7/15/2030	5,866	6,893
6.13%, 1/1/2031	3,501	3,660
ON Semiconductor Corp. 3.88%, 9/1/2028 (c)	2,751	2,476
Oncor Electric Delivery Co. LLC 4.55%, 9/15/2032	50	50
OneMain Finance Corp.
6.88%, 3/15/2025	1,020	998
7.13%, 3/15/2026	3,992	3,890
3.50%, 1/15/2027	1,662	1,420
6.63%, 1/15/2028	3,148	2,920
4.00%, 9/15/2030	1,355	1,023
Oracle Corp. 3.80%, 11/15/2037	279	233
O'Reilly Automotive, Inc. 4.70%, 6/15/2032	30	30
Organon & Co.
4.13%, 4/30/2028 (c)	6,933	6,378
5.13%, 4/30/2031 (c)	2,400	2,138
Outfront Media Capital LLC 5.00%, 8/15/2027 (c)	1,457	1,345
Owens & Minor, Inc.
4.50%, 3/31/2029 (a) (c)	3,412	2,737
6.63%, 4/1/2030 (a) (c)	3,294	2,866
Owens-Brockway Glass Container, Inc.
6.38%, 8/15/2025 (c)	1,084	1,104
6.63%, 5/13/2027 (c)	2,073	2,080
Pactiv Evergreen Group Issuer, Inc. 4.00%, 10/15/2027 (c)	4,217	3,795
Papa John's International, Inc. 3.88%, 9/15/2029 (c)	407	352
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c) (h) (k)	6,648	4,710
Paramount Global
4.20%, 5/19/2032 (a)	145	125
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (g)	10,474	8,138
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.00%), 6.37%, 3/30/2062 (g)	3,930	3,371
Patrick Industries, Inc. 7.50%, 10/15/2027 (c)	1,092	1,073
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	81

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
PennyMac Financial Services, Inc. 5.75%, 9/15/2031 (c)	221	185
Performance Food Group, Inc.
6.88%, 5/1/2025 (a) (c)	400	403
5.50%, 10/15/2027 (c)	2,260	2,215
4.25%, 8/1/2029 (c)	6,792	6,183
PetSmart, Inc.
4.75%, 2/15/2028 (c)	4,496	4,249
7.75%, 2/15/2029 (c)	3,001	2,959
PG&E Corp. 5.00%, 7/1/2028	5,209	4,901
PGT Innovations, Inc. 4.38%, 10/1/2029 (c)	2,099	1,903
Philip Morris International, Inc. 3.38%, 8/15/2029	195	181
Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (c)	10,815	4,624
Physicians Realty LP, REIT
3.95%, 1/15/2028	60	56
2.63%, 11/1/2031	20	16
Pike Corp. 5.50%, 9/1/2028 (c)	2,448	2,221
Pitney Bowes, Inc.
6.88%, 3/15/2027 (a) (c)	67	52
7.25%, 3/15/2029 (c)	567	417
Playtika Holding Corp. 4.25%, 3/15/2029 (c)	50	42
PM General Purchaser LLC 9.50%, 10/1/2028 (c)	2,542	2,409
PNC Financial Services Group, Inc. (The)
Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (e) (f) (g)	5,972	5,770
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (e) (f) (g)	7,215	5,520
Series V, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.24%), 6.20%, 9/15/2027 (e) (f) (g)	6,445	6,069
(SOFR + 1.62%), 5.35%, 12/2/2028 (g)	555	559
Post Holdings, Inc.
5.75%, 3/1/2027 (c)	492	489
5.63%, 1/15/2028 (c)	4,458	4,356
5.50%, 12/15/2029 (c)	6,538	6,219
4.63%, 4/15/2030 (c)	2,725	2,461
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
PPL Capital Funding, Inc. Series A, (ICE LIBOR USD 3 Month + 2.67%), 7.83%, 3/30/2067 (g)	10,991	9,480
PRA Group, Inc. 5.00%, 10/1/2029 (c)	1,297	1,099
Presidio Holdings, Inc. 4.88%, 2/1/2027 (c)	2,415	2,287
Prestige Brands, Inc.
5.13%, 1/15/2028 (c)	900	873
3.75%, 4/1/2031 (c)	1,364	1,156
Prime Security Services Borrower LLC
5.75%, 4/15/2026 (c)	8,522	8,458
3.38%, 8/31/2027 (c)	1,746	1,560
Principal Life Global Funding II
0.50%, 1/8/2024 (c)	1,308	1,265
(SOFR + 0.45%), 5.27%, 4/12/2024 (c) (g)	365	364
Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 7.41%, 6/5/2023 (e) (f) (g)	7,704	7,588
Prudential Financial, Inc.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 5.12%, 3/1/2052 (g)	3,685	3,334
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.00%, 9/1/2052 (g)	3,040	2,920
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 6.75%, 3/1/2053 (g)	3,551	3,560
PTC, Inc. 3.63%, 2/15/2025 (c)	422	407
Public Service Co. of Oklahoma Series J, 2.20%, 8/15/2031	158	131
Public Service Enterprise Group, Inc. 0.84%, 11/8/2023	477	466
QUALCOMM, Inc. 5.40%, 5/20/2033	65	70
Qwest Corp. 7.25%, 9/15/2025	325	288
Rain CII Carbon LLC 7.25%, 4/1/2025 (c)	1,745	1,691
Range Resources Corp.
4.88%, 5/15/2025	3,065	3,024
8.25%, 1/15/2029	3,492	3,645
4.75%, 2/15/2030 (a) (c)	1,227	1,129
Rayonier AM Products, Inc. 7.63%, 1/15/2026 (c)	389	346
Raytheon Technologies Corp. 1.90%, 9/1/2031	329	269
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Realogy Group LLC 5.25%, 4/15/2030 (a) (c)	5,063	3,610
Regal Rexnord Corp.
6.05%, 4/15/2028 (c)	4,300	4,341
6.30%, 2/15/2030 (c)	1,822	1,856
6.40%, 4/15/2033 (c)	2,552	2,602
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	385	315
RHP Hotel Properties LP, REIT
4.75%, 10/15/2027	8,590	8,075
4.50%, 2/15/2029 (a) (c)	2,463	2,218
Rite Aid Corp.
7.50%, 7/1/2025 (c)	3,803	2,615
8.00%, 11/15/2026 (c)	8,786	4,753
ROCC Holdings LLC 9.25%, 8/15/2026 (c)	442	474
Rocket Mortgage LLC
2.88%, 10/15/2026 (c)	2,499	2,224
3.63%, 3/1/2029 (c)	2,758	2,332
4.00%, 10/15/2033 (c)	426	333
Rockies Express Pipeline LLC 4.80%, 5/15/2030 (c)	1,170	1,041
Royal Caribbean Cruises Ltd.
11.50%, 6/1/2025 (c)	4,466	4,740
11.63%, 8/15/2027 (c)	5,852	6,225
8.25%, 1/15/2029 (c)	3,455	3,638
9.25%, 1/15/2029 (a) (c)	3,465	3,696
7.25%, 1/15/2030 (c)	2,076	2,082
Royalty Pharma plc 2.15%, 9/2/2031	86	69
RP Escrow Issuer LLC 5.25%, 12/15/2025 (c)	1,702	1,194
S&P Global, Inc. 2.90%, 3/1/2032	130	115
Sabre GLBL, Inc.
9.25%, 4/15/2025 (c)	1,012	934
7.38%, 9/1/2025 (c)	2,689	2,390
SBA Communications Corp., REIT
3.88%, 2/15/2027	1,000	933
3.13%, 2/1/2029	915	783
Scotts Miracle-Gro Co. (The)
5.25%, 12/15/2026	2,180	2,090
4.50%, 10/15/2029 (a)	2,857	2,473
4.00%, 4/1/2031	2,754	2,225
4.38%, 2/1/2032	3,297	2,665
Scripps Escrow II, Inc. 5.38%, 1/15/2031 (a) (c)	1,513	1,052
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Scripps Escrow, Inc. 5.88%, 7/15/2027 (c)	1,897	1,360
Sempra Energy
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (e) (f) (g)	8,040	7,561
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.87%), 4.12%, 4/1/2052 (g)	6,007	4,865
Sensata Technologies BV
5.00%, 10/1/2025 (c)	157	155
4.00%, 4/15/2029 (c)	4,850	4,383
5.88%, 9/1/2030 (c)	1,870	1,836
Sensata Technologies, Inc. 3.75%, 2/15/2031 (c)	773	672
Service Corp. International
7.50%, 4/1/2027	2,735	2,848
4.63%, 12/15/2027	410	398
5.13%, 6/1/2029	993	956
3.38%, 8/15/2030	4,078	3,455
4.00%, 5/15/2031	219	193
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	300	286
Simon Property Group LP, REIT 3.75%, 2/1/2024	542	535
Sinclair Television Group, Inc.
5.13%, 2/15/2027 (a) (c)	2,890	2,481
5.50%, 3/1/2030 (a) (c)	1,365	1,054
4.13%, 12/1/2030 (c)	2,405	1,913
Sirius XM Radio, Inc.
5.00%, 8/1/2027 (c)	1,150	1,058
4.00%, 7/15/2028 (c)	23,120	19,521
5.50%, 7/1/2029 (c)	5,215	4,645
4.13%, 7/1/2030 (c)	605	485
3.88%, 9/1/2031 (c)	81	61
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (c)	2,446	2,446
5.50%, 4/15/2027 (a) (c)	3,155	3,015
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (c)	700	709
SM Energy Co.
5.63%, 6/1/2025	3,980	3,888
6.75%, 9/15/2026	1,038	1,022
6.50%, 7/15/2028	1,006	953
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	83

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Sonic Automotive, Inc. 4.63%, 11/15/2029 (a) (c)	2,476	2,077
Southern California Edison Co. Series E, (ICE LIBOR USD 3 Month + 4.20%), 9.01%, 6/5/2023 (e) (f) (g)	2,040	2,009
Southern Co. Gas Capital Corp.
Series 20-A, 1.75%, 1/15/2031	60	48
5.15%, 9/15/2032	20	20
Southwestern Energy Co.
8.38%, 9/15/2028	855	895
5.38%, 3/15/2030	3,859	3,591
4.75%, 2/1/2032	808	712
Spectrum Brands, Inc.
5.75%, 7/15/2025	91	90
5.00%, 10/1/2029 (c)	2,486	2,250
5.50%, 7/15/2030 (c)	5,413	4,986
3.88%, 3/15/2031 (a) (c)	3,061	2,510
Spirit AeroSystems, Inc.
7.50%, 4/15/2025 (c)	3,640	3,616
9.38%, 11/30/2029 (c)	2,275	2,445
Sprint Capital Corp. 8.75%, 3/15/2032	12,604	15,406
Sprint LLC
7.88%, 9/15/2023	10,601	10,687
7.63%, 2/15/2025	16,544	17,046
SPX FLOW, Inc. 8.75%, 4/1/2030 (c)	30	25
SRS Distribution, Inc. 4.63%, 7/1/2028 (c)	4,840	4,262
SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	7,133	6,904
Stagwell Global LLC 5.63%, 8/15/2029 (c)	4,601	4,000
Standard Industries, Inc.
5.00%, 2/15/2027 (c)	1,452	1,388
4.75%, 1/15/2028 (c)	6,160	5,757
4.38%, 7/15/2030 (c)	195	168
3.38%, 1/15/2031 (c)	1,243	984
Staples, Inc.
7.50%, 4/15/2026 (c)	12,893	10,873
10.75%, 4/15/2027 (c)	5,899	3,993
State Street Corp.
Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (e) (f) (g)	4,393	4,020
(SOFR + 0.60%), 4.86%, 1/26/2026 (g)	700	699
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
(SOFR + 0.73%), 2.20%, 2/7/2028 (g)	290	267
Station Casinos LLC 4.50%, 2/15/2028 (c)	4,659	4,284
Stericycle, Inc. 3.88%, 1/15/2029 (c)	1,821	1,638
Summit Materials LLC 5.25%, 1/15/2029 (c)	832	791
Summit Midstream Holdings LLC 8.50%, 10/15/2026 (c)	1,838	1,764
Sunnova Energy Corp. 5.88%, 9/1/2026 (c)	50	45
Sunoco LP
5.88%, 3/15/2028	423	413
4.50%, 5/15/2029	2,450	2,207
4.50%, 4/30/2030	3,732	3,331
Synaptics, Inc. 4.00%, 6/15/2029 (c)	1,584	1,338
Syneos Health, Inc. 3.63%, 1/15/2029 (c)	2,256	1,885
Sysco Corp.
3.25%, 7/15/2027	265	253
2.40%, 2/15/2030	186	162
Take-Two Interactive Software, Inc.
3.70%, 4/14/2027	100	97
4.00%, 4/14/2032	30	28
Tallgrass Energy Partners LP
7.50%, 10/1/2025 (c)	6,701	6,752
5.50%, 1/15/2028 (c)	620	574
6.00%, 12/31/2030 (c)	1,703	1,513
6.00%, 9/1/2031 (c)	4,277	3,787
Targa Resources Partners LP
6.50%, 7/15/2027	7,393	7,533
6.88%, 1/15/2029	1,906	1,947
Target Corp. 4.50%, 9/15/2032	70	70
TEGNA, Inc.
4.75%, 3/15/2026 (c)	541	517
4.63%, 3/15/2028 (a)	2,500	2,226
Tempur Sealy International, Inc.
4.00%, 4/15/2029 (c)	6,931	6,063
3.88%, 10/15/2031 (c)	2,795	2,317
Tenet Healthcare Corp.
4.88%, 1/1/2026	22,644	22,301
6.25%, 2/1/2027	17,169	17,084
4.25%, 6/1/2029	3,354	3,077
6.13%, 6/15/2030 (c)	3,564	3,525
Terex Corp. 5.00%, 5/15/2029 (c)	5,609	5,217
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Thor Industries, Inc. 4.00%, 10/15/2029 (c)	1,333	1,093
T-Mobile USA, Inc. 2.25%, 11/15/2031	542	444
Topaz Solar Farms LLC 5.75%, 9/30/2039 (c)	354	349
TopBuild Corp.
3.63%, 3/15/2029 (c)	404	348
4.13%, 2/15/2032 (c)	429	369
Toyota Motor Credit Corp.
(SOFRINDX + 0.33%), 5.14%, 1/11/2024 (g)	752	750
(SOFR + 0.38%), 5.18%, 2/22/2024 (g)	484	482
TransDigm, Inc. 6.25%, 3/15/2026 (c)	6,850	6,882
Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	1,918	1,871
Transocean Titan Financing Ltd. 8.38%, 2/1/2028 (c)	841	857
Transocean, Inc.
8.75%, 2/15/2030 (c)	1,216	1,227
7.50%, 4/15/2031	169	130
6.80%, 3/15/2038	1,112	757
TreeHouse Foods, Inc. 4.00%, 9/1/2028	517	458
Tri Pointe Homes, Inc.
5.25%, 6/1/2027	1,000	960
5.70%, 6/15/2028	128	126
TriMas Corp. 4.13%, 4/15/2029 (c)	4,555	4,054
TriNet Group, Inc. 3.50%, 3/1/2029 (c)	1,308	1,144
Trinseo Materials Operating SCA
5.38%, 9/1/2025 (c)	6,430	5,389
5.13%, 4/1/2029 (c)	3,303	2,048
Triton Water Holdings, Inc. 6.25%, 4/1/2029 (c)	2,758	2,317
Triumph Group, Inc.
7.75%, 8/15/2025 (a)	1,837	1,709
9.00%, 3/15/2028 (c)	1,336	1,354
Truist Financial Corp.
Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027 (e) (f) (g)	2,346	1,928
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (e) (f) (g)	8,754	7,722
Tucson Electric Power Co. 1.50%, 8/1/2030	30	24
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Uber Technologies, Inc. 4.50%, 8/15/2029 (c)	3,335	3,067
UDR, Inc., REIT
3.20%, 1/15/2030	160	144
3.00%, 8/15/2031	41	35
United Airlines Holdings, Inc. 5.00%, 2/1/2024 (a)	2,404	2,382
United Airlines, Inc. 4.38%, 4/15/2026 (c)	4,042	3,860
United Rentals North America, Inc.
5.50%, 5/15/2027	3,236	3,215
4.88%, 1/15/2028	875	841
5.25%, 1/15/2030	445	430
3.88%, 2/15/2031	4,474	3,938
United States Cellular Corp. 6.70%, 12/15/2033	2,500	2,275
United States Steel Corp. 6.88%, 3/1/2029	363	357
UnitedHealth Group, Inc.
5.25%, 2/15/2028	70	73
4.20%, 5/15/2032	60	59
5.35%, 2/15/2033	65	69
3.05%, 5/15/2041	75	60
5.88%, 2/15/2053	23	26
Univision Communications, Inc.
6.63%, 6/1/2027 (c)	1,330	1,281
4.50%, 5/1/2029 (c)	1,309	1,128
7.38%, 6/30/2030 (c)	3,646	3,498
Upbound Group, Inc. 6.38%, 2/15/2029 (a) (c)	522	458
Urban One, Inc. 7.38%, 2/1/2028 (c)	136	124
US Bancorp
3.38%, 2/5/2024 (a)	956	941
Series V, 2.38%, 7/22/2026	4,500	4,178
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.54%), 3.70%, 1/15/2027 (e) (f) (g)	8,257	6,358
Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (e) (f) (g)	1,414	1,198
(SOFR + 1.66%), 4.55%, 7/22/2028 (g)	3,035	2,951
Vail Resorts, Inc. 6.25%, 5/15/2025 (c)	1,142	1,151
Valaris Ltd. 8.38%, 4/30/2030 (c)	1,559	1,560
Valvoline, Inc. 4.25%, 2/15/2030 (a) (c)	1,400	1,372
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	85

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Varex Imaging Corp. 7.88%, 10/15/2027 (c)	247	245
Vector Group Ltd. 5.75%, 2/1/2029 (c)	1,245	1,114
Venator Finance SARL 5.75%, 7/15/2025 (a) (c)	3,375	439
Ventas Realty LP, REIT 4.00%, 3/1/2028	100	95
Verizon Communications, Inc.
4.40%, 11/1/2034	246	233
4.27%, 1/15/2036	150	139
Viavi Solutions, Inc. 3.75%, 10/1/2029 (c)	414	346
VICI Properties LP, REIT
4.63%, 6/15/2025 (c)	2,251	2,187
4.50%, 9/1/2026 (c)	995	947
4.25%, 12/1/2026 (c)	8,012	7,635
5.75%, 2/1/2027 (c)	4,882	4,851
3.75%, 2/15/2027 (c)	2,094	1,957
4.50%, 1/15/2028 (c)	555	521
3.88%, 2/15/2029 (c)	3,853	3,462
4.63%, 12/1/2029 (c)	4,688	4,354
Vista Outdoor, Inc. 4.50%, 3/15/2029 (c)	7,402	5,825
Vistra Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.74%), 7.00%, 12/15/2026 (c) (e) (f) (g)	1,712	1,535
Vistra Operations Co. LLC
5.50%, 9/1/2026 (c)	182	178
5.63%, 2/15/2027 (c)	6,035	5,886
4.38%, 5/1/2029 (c)	1,318	1,178
VM Consolidated, Inc. 5.50%, 4/15/2029 (c)	307	287
VMware, Inc. 2.20%, 8/15/2031	286	227
Wabash National Corp. 4.50%, 10/15/2028 (c)	3,121	2,716
Warnermedia Holdings, Inc.
3.76%, 3/15/2027 (c)	60	57
4.28%, 3/15/2032 (c)	135	120
Warrior Met Coal, Inc. 7.88%, 12/1/2028 (c)	976	986
WEC Energy Group, Inc. 1.80%, 10/15/2030	100	82
Weekley Homes LLC 4.88%, 9/15/2028 (c)	599	520
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Wells Fargo & Co.
Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (e) (f) (g)	4,432	4,179
(SOFR + 0.51%), 0.80%, 5/19/2025 (g)	1,540	1,465
Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (e) (f) (g)	1,707	1,670
(ICE LIBOR USD 3 Month + 0.75%), 2.16%, 2/11/2026 (g)	6,420	6,061
Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (e) (f) (g)	8,522	7,416
(SOFR + 1.51%), 3.53%, 3/24/2028 (g)	4,450	4,205
(SOFR + 2.02%), 5.39%, 4/24/2034 (g)	110	112
Wesco Aircraft Holdings, Inc.
8.50%, 11/15/2024 (c)	1,030	46
9.00%, 11/15/2026 (a) (c)	10,820	974
13.13%, 11/15/2027 (c)	444	36
WESCO Distribution, Inc.
7.13%, 6/15/2025 (c)	5,018	5,103
7.25%, 6/15/2028 (c)	3,000	3,079
William Carter Co. (The) 5.63%, 3/15/2027 (c)	4,029	3,979
Williams Cos., Inc. (The)
4.30%, 3/4/2024	645	640
2.60%, 3/15/2031	85	72
Winnebago Industries, Inc. 6.25%, 7/15/2028 (c)	305	295
WMG Acquisition Corp. 3.75%, 12/1/2029 (c)	4,771	4,198
WP Carey, Inc., REIT
2.40%, 2/1/2031	150	123
2.45%, 2/1/2032	30	24
WR Grace Holdings LLC
4.88%, 6/15/2027 (c)	220	209
5.63%, 8/15/2029 (c)	1,401	1,208
Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)	9,352	9,222
Wynn Resorts Finance LLC 5.13%, 10/1/2029 (c)	5,760	5,304
XPO Escrow Sub LLC 7.50%, 11/15/2027 (c)	2,956	3,030
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
United States — continued
Yum! Brands, Inc.
4.75%, 1/15/2030 (c)	1,609	1,556
3.63%, 3/15/2031	661	584
4.63%, 1/31/2032	3,132	2,920
5.38%, 4/1/2032	64	62
Ziff Davis, Inc. 4.63%, 10/15/2030 (c)	1,271	1,117
Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	39	33
Zoetis, Inc. 2.00%, 5/15/2030	182	154
		2,446,274
Uzbekistan — 0.0% ^
Uzbekneftegaz JSC 4.75%, 11/16/2028 (c)	1,350	1,087
Total Corporate Bonds (Cost $3,556,307)		3,231,615
	SHARES (000)
Exchange-Traded Funds — 7.7%
United States — 7.7%
JPMorgan Equity Premium Income ETF (m)(Cost $799,927)	13,931	771,778
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 4.0%
United States — 4.0%
BANK
Series 2019-BN16, Class D, 3.00%, 2/15/2052 (c)	2,500	1,604
Series 2019-BN16, Class F, 3.85%, 2/15/2052 (c) (l)	2,000	960
Series 2019-BN21, Class F, 2.68%, 10/17/2052 (c)	2,000	863
Series 2019-BN23, Class D, 2.50%, 12/15/2052 (c)	4,000	2,342
Series 2021-BN31, Class E, 2.50%, 2/15/2054 (c) (l)	2,500	1,138
Series 2017-BNK5, Class D, 3.08%, 6/15/2060 (c) (l)	8,500	5,649
Series 2018-BN14, Class F, 3.94%, 9/15/2060 (c)	1,534	563
Series 2019-BN19, Class C, 4.16%, 8/15/2061 (l)	7,500	5,561
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2018-BN15, Class E, 3.00%, 11/15/2061 (c)	1,000	557
Series 2019-BN24, Class D, 2.50%, 11/15/2062 (c)	1,000	588
Series 2019-BN24, Class C, 3.63%, 11/15/2062 (l)	6,000	4,515
Series 2020-BN26, Class D, 2.50%, 3/15/2063 (c)	1,350	778
Series 2020-BN28, Class E, 2.50%, 3/15/2063 (c)	3,000	1,420
BBCMS Mortgage Trust Series 2017-C1, Class D, 3.71%, 2/15/2050 (c) (l)	2,887	1,973
Benchmark Mortgage Trust
Series 2018-B1, Class D, 2.75%, 1/15/2051 (c)	975	618
Series 2019-B9, Class F, 3.92%, 3/15/2052 (c) (l)	6,590	3,186
Series 2019-B11, Class D, 3.00%, 5/15/2052 (c)	4,000	2,505
Series 2019-B11, Class C, 3.75%, 5/15/2052 (l)	13,959	10,878
Series 2020-B21, Class E, 2.00%, 12/17/2053 (c)	2,500	1,075
Series 2019-B14, Class E, 2.50%, 12/15/2062 (c)	1,415	708
Series 2019-B15, Class E, 2.75%, 12/15/2072 (c)	4,391	2,190
BX Series 2021-MFM1, Class G, 8.90%, 1/15/2034 (c) (l)	678	624
BX Commercial Mortgage Trust Series 2020-VIV2, Class C, 3.66%, 3/9/2044 (c) (l)	5,696	4,740
CD Mortgage Trust
Series 2016-CD2, Class C, 4.11%, 11/10/2049 (l)	750	595
Series 2017-CD4, Class D, 3.30%, 5/10/2050 (c)	1,000	680
Series 2017-CD5, Class D, 3.35%, 8/15/2050 (c)	1,831	1,030
Series 2017-CD6, Class C, 4.37%, 11/13/2050 (l)	1,371	1,152
Series 2018-CD7, Class D, 3.26%, 8/15/2051 (c) (l)	2,000	1,198
CFCRE Commercial Mortgage Trust Series 2016-C6, Class D, 4.33%, 11/10/2049 (c) (l)	1,000	688
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	87

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
CGMS Commercial Mortgage Trust Series 2017-B1, Class E, 3.30%, 8/15/2050 (c) (l)	3,000	1,606
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class D, 4.57%, 2/10/2048 (c) (l)	3,756	3,151
Series 2015-GC29, Class C, 4.28%, 4/10/2048 (l)	2,000	1,829
Series 2015-P1, Class D, 3.23%, 9/15/2048 (c)	2,000	1,483
Series 2016-C1, Class D, 5.11%, 5/10/2049 (c) (l)	4,975	3,983
Series 2016-C2, Class D, 3.25%, 8/10/2049 (c) (l)	1,000	688
Series 2016-P6, Class D, 3.25%, 12/10/2049 (c)	1,325	900
Series 2017-P7, Class B, 4.14%, 4/14/2050 (l)	910	806
Series 2017-P7, Class C, 4.56%, 4/14/2050 (l)	3,295	2,765
Series 2020-GC46, Class E, 2.60%, 2/15/2053 (c)	4,500	2,115
COLEM Mortgage Trust Series 2022-HLNE, Class A, 2.54%, 4/12/2042 (c) (l)	2,500	2,147
Commercial Mortgage Trust
Series 2020-CBM, Class F, 3.75%, 2/10/2037 (c) (l)	2,750	2,401
Series 2014-CR15, Class C, 4.81%, 2/10/2047 (l)	989	871
Series 2014-LC15, Class D, 5.17%, 4/10/2047 (c) (l)	1,500	1,371
Series 2014-CR19, Class D, 4.85%, 8/10/2047 (c) (l)	400	341
Series 2014-UBS5, Class D, 3.50%, 9/10/2047 (c)	5,100	3,676
Series 2014-LC17, Class D, 3.69%, 10/10/2047 (c)	3,250	2,765
Series 2015-CR22, Class E, 3.00%, 3/10/2048 (c)	2,500	1,785
Series 2015-CR22, Class D, 4.20%, 3/10/2048 (c) (l)	1,000	781
Series 2015-LC21, Class D, 4.47%, 7/10/2048 (l)	450	365
Series 2015-CR24, Class D, 3.46%, 8/10/2048 (l)	2,134	1,703
Series 2015-CR25, Class D, 3.92%, 8/10/2048 (l)	2,000	1,519
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2015-CR27, Class D, 3.60%, 10/10/2048 (c) (l)	500	389
Series 2015-CR26, Class D, 3.61%, 10/10/2048 (l)	2,500	1,688
Series 2015-LC23, Class D, 3.72%, 10/10/2048 (c) (l)	2,750	2,260
Series 2015-LC23, Class E, 3.72%, 10/10/2048 (c) (l)	1,500	1,148
Series 2016-CR28, Class D, 4.01%, 2/10/2049 (l)	1,350	1,114
Series 2016-CR28, Class C, 4.76%, 2/10/2049 (l)	2,000	1,819
Series 2018-COR3, Class D, 2.96%, 5/10/2051 (c) (l)	2,000	1,124
CSAIL Commercial Mortgage Trust
Series 2015-C4, Class C, 4.71%, 11/15/2048 (l)	2,500	2,244
Series 2015-C2, Class B, 4.21%, 6/15/2057 (l)	1,000	911
DBJPM Mortgage Trust
Series 2016-C3, Class D, 3.61%, 8/10/2049 (c) (l)	1,170	794
Series 2016-C3, Class E, 4.36%, 8/10/2049 (c) (l)	1,250	770
FHLMC Multiclass Certificates
Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	17,110	1,621
Series 2020-RR14, Class X, IO, 2.13%, 3/27/2034 (l)	6,200	1,002
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN2, Class B1, 10.32%, 7/25/2041 (c) (l)	2,000	1,551
Series 2021-MN1, Class M1, 6.56%, 1/25/2051 (c) (l)	362	342
Series 2021-MN1, Class M2, 8.31%, 1/25/2051 (c) (l)	10,750	9,598
Series 2021-MN1, Class B1, 12.31%, 1/25/2051 (c) (l)	2,650	2,450
Series 2021-MN3, Class M1, 7.12%, 11/25/2051 (c) (l)	1,848	1,749
Series 2022-MN4, Class B1, 14.32%, 5/25/2052 (c) (l)	4,000	3,837
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.41%, 7/25/2023 (l)	64,509	21
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series KC03, Class X1, IO, 0.63%, 11/25/2024 (l)	61,490	509
Series K734, Class X3, IO, 2.24%, 7/25/2026 (l)	11,615	657
Series KC04, Class X1, IO, 1.40%, 12/25/2026 (l)	14,823	361
Series K084, Class X3, IO, 2.31%, 11/25/2028 (l)	6,000	618
Series K090, Class X3, IO, 2.39%, 10/25/2029 (l)	1,750	194
Series K723, Class X3, IO, 3.95%, 10/25/2034 (l)	6,544	52
Series Q012, Class X, IO, 4.11%, 9/25/2035 (l)	22,497	4,359
Series 2022-MN5, Class B1, 14.32%, 11/25/2042 (c) (l)	8,302	7,821
Series K067, Class X3, IO, 2.19%, 9/25/2044 (l)	34,106	2,547
Series K727, Class X3, IO, 2.07%, 10/25/2044 (l)	33,818	778
Series K068, Class X3, IO, 2.13%, 10/25/2044 (l)	11,050	856
Series K059, Class X3, IO, 1.98%, 11/25/2044 (l)	24,693	1,395
Series K060, Class X3, IO, 1.96%, 12/25/2044 (l)	1,000	58
Series K061, Class X3, IO, 2.05%, 12/25/2044 (l)	1,544	91
Series K066, Class X3, IO, 2.24%, 8/25/2045 (l)	20,000	1,509
Series K728, Class X3, IO, 2.02%, 11/25/2045 (l)	4,645	129
Series K089, Class X3, IO, 2.38%, 1/25/2046 (l)	22,283	2,331
Series K087, Class X3, IO, 2.40%, 1/25/2046 (l)	18,300	1,905
Series K082, Class X3, IO, 2.29%, 10/25/2046 (l)	11,750	1,155
Series K102, Class X3, IO, 1.96%, 12/25/2046 (l)	1,180	112
Series K088, Class X3, IO, 2.43%, 2/25/2047 (l)	10,130	1,113
Series K093, Class X3, IO, 2.28%, 5/25/2047 (l)	15,000	1,595
Series K116, Class X3, IO, 3.12%, 9/25/2047 (l)	10,500	1,754
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series K108, Class X3, IO, 3.61%, 4/25/2048 (l)	16,575	3,041
FNMA ACES
Series 2019-M21, Class X2, IO, 1.42%, 2/25/2031 (l)	5,688	411
Series 2020-M37, Class X, IO, 1.12%, 4/25/2032 (l)	25,333	1,330
Series 2023-M1, Class 1A, 3.54%, 4/25/2032 (l)	16,991	16,132
Series 2016-M4, Class X2, IO, 2.70%, 1/25/2039 (l)	6,859	99
FREMF Mortgage Trust
Series 2017-KF31, Class B, 7.76%, 4/25/2024 (c) (l)	1,322	1,316
Series 2018-KF47, Class B, 6.86%, 5/25/2025 (c) (l)	1,348	1,322
Series 2018-KF51, Class C, 10.86%, 8/25/2025 (c) (l)	2,802	2,612
Series 2019-KC03, Class B, 4.53%, 1/25/2026 (c) (l)	2,304	2,188
Series 2019-KF58, Class B, 7.01%, 1/25/2026 (c) (l)	906	843
Series 2019-KF62, Class B, 6.91%, 4/25/2026 (c) (l)	532	516
Series 2017-KL1E, Class BE, 4.04%, 2/25/2027 (c) (l)	186	159
Series 2017-KF33, Class B, 7.41%, 6/25/2027 (c) (l)	566	556
Series 2017-KF40, Class B, 7.56%, 11/25/2027 (c) (l)	978	949
Series 2018-KF43, Class B, 7.01%, 1/25/2028 (c) (l)	1,288	1,229
Series 21K-F116, Class CS, 11.03%, 6/25/2028 (c) (l)	7,826	7,772
Series 2018-KF50, Class B, 6.76%, 7/25/2028 (c) (l)	293	270
Series 2018-KSW4, Class C, 9.86%, 10/25/2028 (l)	2,732	2,430
Series 2019-KG01, Class B, 4.31%, 4/25/2029 (c) (l)	4,765	4,109
Series 2019-KW09, Class X2A, IO, 0.10%, 5/25/2029 (c)	281,831	1,135
Series 2019-KW09, Class C, PO, 6/25/2029 (c)	24,011	14,193
Series 2019-KW09, Class X2B, IO, 0.10%, 6/25/2029 (c)	32,681	150
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	89

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2017-K153, Class B, PO, 4/25/2032 (c)	10,281	4,543
Series 2023-KF149, Class CS, 10.78%, 12/25/2032 (c) (l)	9,999	10,241
Series 2017-K724, Class D, PO, 12/25/2049 (c)	20,000	18,683
Series 2017-K724, Class X2A, IO, 0.10%, 12/25/2049 (c)	137,982	19
Series 2017-K724, Class X2B, IO, 0.10%, 12/25/2049 (c)	52,000	14
GNMA
Series 2013-7, IO, 0.30%, 5/16/2053 (l)	34,371	283
Series 2012-89, IO, 0.14%, 12/16/2053 (l)	6,488	7
Series 2014-186, IO, 0.37%, 8/16/2054 (l)	3,869	39
Series 2015-59, IO, 0.87%, 6/16/2056 (l)	3,423	94
Series 2016-157, IO, 0.89%, 11/16/2057 (l)	10,093	430
Series 2016-151, IO, 0.81%, 6/16/2058 (l)	35,011	1,271
Series 2017-54, IO, 0.68%, 12/16/2058 (l)	3,522	130
Series 2017-86, IO, 0.69%, 5/16/2059 (l)	1,752	65
Series 2017-148, IO, 0.55%, 7/16/2059 (l)	8,301	277
Series 2019-53, Class IA, IO, 0.77%, 6/16/2061 (l)	5,994	318
Series 2020-145, IO, 0.73%, 3/16/2063 (l)	55,449	3,053
Series 2021-10, IO, 0.99%, 5/16/2063 (l)	5,181	375
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.77%, 11/10/2045 (c) (l)	438	405
Series 2013-GC12, Class E, 3.25%, 6/10/2046 (c)	800	767
Series 2013-GC12, Class D, 4.43%, 6/10/2046 (c) (l)	750	731
Series 2015-GC28, Class D, 4.45%, 2/10/2048 (c) (l)	2,500	2,081
Series 2016-GS2, Class D, 2.75%, 5/10/2049 (c)	2,750	2,122
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2017-GS5, Class D, 3.51%, 3/10/2050 (c) (l)	2,900	1,801
Series 2017-GS6, Class D, 3.24%, 5/10/2050 (c)	1,750	1,086
Series 2015-GC30, Class D, 3.38%, 5/10/2050	1,250	981
Series 2019-GC40, Class E, 3.00%, 7/10/2052 (c)	2,250	1,228
Jackson Park Trust
Series 2019-LIC, Class E, 3.35%, 10/14/2039 (c) (l)	3,625	2,790
Series 2019-LIC, Class F, 3.35%, 10/14/2039 (c) (l)	4,170	3,025
JPMBB Commercial Mortgage Securities Trust
Series 2013-C15, Class E, 3.50%, 11/15/2045 (c)	2,000	1,808
Series 2013-C17, Class D, 5.05%, 1/15/2047 (c) (l)	1,250	1,084
Series 2014-C26, Class D, 4.01%, 1/15/2048 (c) (l)	1,500	1,131
Series 2014-C26, Class C, 4.51%, 1/15/2048 (l)	1,926	1,741
Series 2015-C33, Class C, 4.77%, 12/15/2048 (l)	8,000	7,166
Series 2016-C1, Class D2, 4.39%, 3/17/2049 (c) (l)	1,464	1,126
Series 2016-C1, Class C, 4.89%, 3/17/2049 (l)	5,000	4,535
JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class D, 4.65%, 3/15/2050 (c) (l)	7,577	5,171
JPMDB Commercial Mortgage Securities Trust Series 2016-C4, Class D, 3.19%, 12/15/2049 (c) (l)	2,514	1,677
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP3, Class D, 3.54%, 8/15/2049 (c) (l)	4,500	3,027
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 (l)	3,405	1,430
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C5, Class G, 4.50%, 8/15/2045 (c)	1,500	1,277
Series 2014-C14, Class D, 5.23%, 2/15/2047 (c) (l)	3,750	3,579
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series 2014-C15, Class D, 5.05%, 4/15/2047 (c) (l)	365	340
Series 2014-C16, Class C, 4.89%, 6/15/2047 (l)	2,000	1,722
Series 2014-C19, Class D, 3.25%, 12/15/2047 (c)	2,585	1,972
Series 2015-C20, Class C, 4.60%, 2/15/2048 (l)	3,127	2,905
Series 2015-C24, Class D, 3.26%, 5/15/2048 (c)	6,000	4,738
Series 2015-C25, Class C, 4.67%, 10/15/2048 (l)	4,500	4,091
Series 2016-C31, Class C, 4.41%, 11/15/2049 (l)	1,440	1,124
Morgan Stanley Capital I Trust
Series 2018-MP, Class D, 4.42%, 7/11/2040 (c) (l)	730	526
Series 2018-L1, Class E, 3.00%, 10/15/2051 (c)	5,486	3,012
Series 2019-L2, Class D, 3.00%, 3/15/2052 (c)	7,075	4,488
Series 2019-L2, Class E, 3.00%, 3/15/2052 (c)	2,575	1,412
MRCD MARK Mortgage Trust
Series 2019-PARK, Class F, 2.72%, 12/15/2036 (c)	10,000	8,252
Series 2019-PARK, Class G, 2.72%, 12/15/2036 (c)	4,000	2,176
Series 2019-PARK, Class J, 4.25%, 12/15/2036 (c)	17,000	8,392
Multi-Family Connecticut Avenue Securities Trust
Series 2019-01, Class M10, 8.27%, 10/25/2049 (c) (l)	4,616	4,310
Series 2020-01, Class M10, 8.77%, 3/25/2050 (c) (l)	2,836	2,666
NYC Commercial Mortgage Trust Series 2021-909, Class E, 3.31%, 4/10/2043 (c) (l)	5,000	2,854
VASA Trust Series 2021-VASA, Class G, 9.95%, 7/15/2039 (c) (l)	1,360	939
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (c) (l)	2,312	2,226
Series 2018-2, Class M2, 4.51%, 10/26/2048 (c) (l)	159	141
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2018-2, Class M3, 4.72%, 10/26/2048 (c) (l)	233	196
Wells Fargo Commercial Mortgage Trust
Series 2021-SAVE, Class E, 8.60%, 2/15/2040 (c) (l)	1,818	1,609
Series 2015-NXS1, Class E, 2.88%, 5/15/2048 (c) (l)	1,500	1,114
Series 2015-C28, Class D, 4.22%, 5/15/2048 (l)	7,740	6,327
Series 2016-C35, Class D, 3.14%, 7/15/2048 (c)	5,000	3,560
Series 2018-C43, Class D, 3.00%, 3/15/2051 (c)	1,250	807
Series 2018-C44, Class D, 3.00%, 5/15/2051 (c)	1,517	928
Series 2019-C52, Class XA, IO, 1.75%, 8/15/2052 (l)	3,723	265
Series 2015-NXS3, Class D, 3.15%, 9/15/2057 (c)	1,000	775
WFRBS Commercial Mortgage Trust
Series 2014-C19, Class D, 4.23%, 3/15/2047 (c)	1,500	1,279
Series 2014-C22, Class D, 4.05%, 9/15/2057 (c) (l)	5,505	4,117
Total Commercial Mortgage-Backed Securities (Cost $475,949)		401,396
Collateralized Mortgage Obligations — 3.7%
Bermuda — 0.1%
Bellemeade Re Ltd. Series 2019-1A, Class M2, 7.72%, 3/25/2029 (c) (l)	913	918
Eagle RE Ltd. Series 2019-1, Class M2, 8.32%, 4/25/2029 (c) (l)	1,980	1,998
		2,916
United States — 3.6%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 6A1, 4.70%, 2/25/2035 (l)	549	539
Series 2005-2, Class 3A1, 4.58%, 6/25/2035 (l)	432	403
Alternative Loan Trust
Series 2004-28CB, Class 4A1, 5.00%, 1/25/2020	6	4
Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	1	1
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	91

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-85CB, Class 3A2, 5.25%, 2/25/2021	75	68
Series 2007-9T1, Class 3A1, 5.50%, 5/25/2022 ‡	—	—
Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	36	32
Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	329	311
Series 2005-J1, Class 3A1, 6.50%, 8/25/2032	11	11
Series 2004-12CB, Class 2A1, 6.00%, 6/25/2034	90	90
Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	292	275
Series 2004-28CB, Class 6A1, 6.00%, 1/25/2035	417	387
Series 2004-32CB, Class 2A5, 5.50%, 2/25/2035	1,433	1,368
Series 2005-6CB, Class 1A4, 5.50%, 4/25/2035	2,171	1,879
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	261	226
Series 2005-J2, Class 1A5, 5.50%, 4/25/2035 (l)	3,441	2,677
Series 2005-13CB, Class A4, 5.50%, 5/25/2035	891	767
Series 2005-21CB, Class A4, 5.25%, 6/25/2035	474	369
Series 2005-21CB, Class A17, 6.00%, 6/25/2035	2,107	1,701
Series 2005-20CB, Class 1A1, 5.50%, 7/25/2035	90	72
Series 2005-23CB, Class A15, 5.50%, 7/25/2035	1,059	902
Series 2005-64CB, Class 1A1, 5.50%, 12/25/2035	377	337
Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	954	854
Series 2005-J14, Class A3, 5.50%, 12/25/2035	218	144
Series 2005-J14, Class A7, 5.50%, 12/25/2035	1,150	758
Series 2005-J14, Class A8, 5.50%, 12/25/2035	961	634
Series 2005-86CB, Class A4, 5.50%, 2/25/2036	287	174
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2006-J1, Class 1A13, 5.50%, 2/25/2036	98	71
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	—	—
Series 2006-4CB, Class 2A5, 5.50%, 4/25/2036	486	383
Series 2006-14CB, Class A1, 6.00%, 6/25/2036	1,146	649
Series 2006-19CB, Class A15, 6.00%, 8/25/2036	419	262
Series 2006-25CB, Class A2, 6.00%, 10/25/2036	200	116
Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	2,179	1,190
Series 2007-8CB, Class A9, 6.00%, 5/25/2037	143	84
Series 2007-19, Class 1A8, 6.00%, 8/25/2037	136	70
American Home Mortgage Investment Trust Series 2007-2, Class 12A1, 5.56%, 3/25/2037 (l)	4,250	1,624
Angel Oak Mortgage Trust
Series 2019-5, Class B1, 3.96%, 10/25/2049 (c) (l)	2,250	1,936
Series 2019-6, Class B1, 3.94%, 11/25/2059 (c) (l)	4,000	3,554
Series 2019-6, Class B3, 5.89%, 11/25/2059 (c) (l)	1,285	1,120
Angel Oak Mortgage Trust I LLC Series 2019-2, Class B2, 6.29%, 3/25/2049 (c) (l)	2,250	2,199
Banc of America Alternative Loan Trust
Series 2006-4, Class 2A1, 6.00%, 5/25/2021	2	2
Series 2005-11, Class 4A5, 5.75%, 12/25/2035	322	279
Series 2006-4, Class 3CB4, 6.00%, 5/25/2046	417	364
Series 2006-4, Class 4CB1, 6.50%, 5/25/2046	965	865
Series 2006-5, Class CB7, 6.00%, 6/25/2046	251	223
Banc of America Funding Trust
Series 2007-4, Class 8A1, 5.50%, 11/25/2034	52	35
Series 2005-6, Class 1A2, 5.50%, 10/25/2035	1,200	942
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2005-7, Class 4A7, 6.00%, 11/25/2035	30	29
Series 2006-A, Class 1A1, 4.16%, 2/20/2036 (l)	320	297
Series 2006-2, Class 2A20, 5.75%, 3/25/2036	177	152
Series 2007-5, Class 4A1, 5.39%, 7/25/2037 (l)	2,115	1,386
Banc of America Mortgage Trust
Series 2004-A, Class 2A2, 4.18%, 2/25/2034 (l)	222	214
Series 2007-3, Class 1A1, 6.00%, 9/25/2037	115	101
Bear Stearns ALT-A Trust Series 2006-8, Class 3A1, 5.34%, 2/25/2034 (l)	184	161
Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class M1, 6.03%, 10/25/2034 (l)	242	205
Chase Mortgage Finance Trust
Series 2007-A2, Class 3A1, 4.04%, 6/25/2035 (l)	—	—
Series 2006-S3, Class 1A2, 6.00%, 11/25/2036	1,047	480
Series 2006-S4, Class A5, 6.00%, 12/25/2036	812	398
Series 2007-S2, Class 1A8, 6.00%, 3/25/2037	189	103
CHL Mortgage Pass-Through Trust
Series 2005-20, Class A7, 5.25%, 12/25/2027	74	47
Series 2004-25, Class 2A1, 5.70%, 2/25/2035 (l)	1,828	1,535
Series 2005-26, Class 1A11, 5.50%, 11/25/2035	1,161	752
Series 2005-31, Class 2A1, 3.21%, 1/25/2036 (l)	538	432
Series 2005-30, Class A5, 5.50%, 1/25/2036	116	74
Series 2006-HYB1, Class 2A2C, 3.53%, 3/20/2036 (l)	1,618	1,450
Series 2006-HYB2, Class 2A1B, 3.78%, 4/20/2036 (l)	476	420
Series 2006-J2, Class 1A1, 6.00%, 4/25/2036	86	53
Series 2006-10, Class 1A16, 6.00%, 5/25/2036	1,031	513
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2006-17, Class A2, 6.00%, 12/25/2036	280	121
Series 2006-18, Class 2A4, 6.00%, 12/25/2036	1,640	949
Series 2007-2, Class A2, 6.00%, 3/25/2037	98	48
Series 2007-3, Class A18, 6.00%, 4/25/2037	777	397
Series 2007-10, Class A4, 5.50%, 7/25/2037	100	47
Series 2007-13, Class A4, 6.00%, 8/25/2037	210	111
Series 2007-16, Class A1, 6.50%, 10/25/2037	1,841	893
Series 2007-18, Class 2A1, 6.50%, 11/25/2037	413	159
Series 2006-OA5, Class 2A1, 5.42%, 4/25/2046 (l)	1,527	1,257
Citicorp Mortgage Securities Trust Series 2007-4, Class 1A9, 6.00%, 5/25/2037	328	290
Citigroup Mortgage Loan Trust
Series 2005-9, Class 2A2, 5.50%, 11/25/2035	66	50
Series 2006-AR3, Class 1A1A, 4.40%, 6/25/2036 (l)	885	794
Series 2006-AR5, Class 1A5A, 3.79%, 7/25/2036 (l)	354	335
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1, 6.08%, 9/25/2035 (l)	231	230
Series 2006-8, Class A3, 5.37%, 10/25/2035 (c) (l)	479	253
COLT Mortgage Loan Trust
Series 2021-3, Class B1, 3.06%, 9/27/2066 (c) (l)	2,500	1,357
Series 2021-5, Class B1, 4.12%, 11/26/2066 (c) (l)	3,903	2,766
Series 2021-5, Class B2, 4.12%, 11/26/2066 (c) (l)	2,247	1,462
Series 2022-1, Class B1, 4.14%, 12/27/2066 (c) (l)	2,038	1,463
Series 2022-1, Class B2, 4.14%, 12/27/2066 (c) (l)	2,581	1,754
Connecticut Avenue Securities Trust
Series 2019-R06, Class 2B1, 8.77%, 9/25/2039 (c) (l)	4,981	4,974
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	93

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2019-R07, Class 1B1, 8.42%, 10/25/2039 (c) (l)	8,500	8,415
Series 2020-R02, Class 2B1, 8.02%, 1/25/2040 (c) (l)	15,158	14,429
Series 2021-R01, Class 1B1, 7.92%, 10/25/2041 (c) (l)	5,200	5,044
Series 2021-R03, Class 1B1, 7.57%, 12/25/2041 (c) (l)	2,000	1,909
Series 2021-R03, Class 1B2, 10.32%, 12/25/2041 (c) (l)	9,100	8,311
Series 2022-R01, Class 1B2, 10.82%, 12/25/2041 (c) (l)	11,437	10,540
Series 2023-R03, Class 2M1, 7.32%, 4/25/2043 (c) (l)	6,350	6,366
CSFB Mortgage-Backed Pass-Through Certificates
Series 2005-10, Class 11A1, 5.50%, 11/25/2020	572	73
Series 2003-29, Class 3A1, 5.50%, 12/25/2033	167	160
Series 2004-AR4, Class 2A1, 4.40%, 5/25/2034 (l)	149	147
Series 2004-AR4, Class 4A1, 4.53%, 5/25/2034 (l)	860	856
Series 2004-AR5, Class 6A1, 4.11%, 6/25/2034 (l)	218	210
Series 2004-4, Class 4A1, 5.50%, 8/25/2034	1,059	1,068
Series 2004-8, Class 4A3, 5.50%, 12/25/2034	82	77
Series 2005-4, Class 2A5, 5.50%, 6/25/2035 (l)	2,191	1,528
Series 2005-10, Class 5A3, 5.50%, 11/25/2035	272	206
CSFB Mortgage-Backed Trust Series 2004-AR6, Class 7A1, 4.32%, 10/25/2034 (l)	348	345
CSMC Mortgage-Backed Trust
Series 2006-8, Class 5A1, 5.53%, 10/25/2026 (l)	34	32
Series 2007-2, Class 3A13, 5.50%, 3/25/2037	346	193
Deephaven Residential Mortgage Trust
Series 2021-3, Class B1, 3.27%, 8/25/2066 (c) (l)	5,000	3,084
Series 2021-3, Class B2, 4.13%, 8/25/2066 (c) (l)	4,502	2,852
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2021-4, Class B1, 4.16%, 11/25/2066 (c) (l)	6,000	4,183
Series 2021-4, Class B2, 4.47%, 11/25/2066 (c) (l)	6,508	4,081
Series 2022-1, Class B1, 4.30%, 1/25/2067 (c) (l)	3,000	2,135
Series 2022-1, Class B2, 4.30%, 1/25/2067 (c) (l)	5,640	3,789
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 3.98%, 2/25/2020 (l)	18	17
Deutsche Alt-A Securities, Inc., Mortgage Loan Trust Series 2005-2, Class 2A1, 4.92%, 3/25/2020 (l)	4	4
DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 5.47%, 8/19/2045 (l)	1,209	1,015
FHLMC STACR Series 2019-HQA3, Class B1, 8.02%, 9/25/2049 (c) (l)	3,000	2,976
FHLMC STACR REMIC Trust
Series 2021-DNA5, Class B2, 10.32%, 1/25/2034 (c) (l)	3,400	2,898
Series 2021-DNA6, Class B1, 8.22%, 10/25/2041 (c) (l)	2,500	2,439
Series 2023-DNA1, Class M1A, 6.92%, 3/25/2043 (c) (l)	2,000	2,005
Series 2020-HQA1, Class B2, 10.12%, 1/25/2050 (c) (l)	4,000	3,641
Series 2021-DNA1, Class B2, 9.57%, 1/25/2051 (c) (l)	8,000	6,922
FHLMC Structured Agency Credit Risk Debt Notes
Series 2017-DNA3, Class B1, 9.47%, 3/25/2030 (l)	3,000	3,210
Series 2021-DNA2, Class B2, 10.82%, 8/25/2033 (c) (l)	16,550	15,154
FHLMC, REMIC
Series 4068, Class DS, IF, IO, 1.05%, 6/15/2042 (l)	1,627	198
Series 4097, Class ES, IF, IO, 1.15%, 8/15/2042 (l)	2,606	298
Series 4103, Class SB, IF, IO, 1.10%, 9/15/2042 (l)	2,844	295
Series 4425, Class SA, IF, IO, 1.10%, 1/15/2045 (l)	2,860	358
Series 4594, Class SG, IF, IO, 1.05%, 6/15/2046 (l)	3,022	423
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 4606, Class SB, IF, IO, 1.05%, 8/15/2046 (l)	5,657	685
Series 4614, Class SK, IF, IO, 1.05%, 9/15/2046 (l)	9,968	1,379
Series 4616, Class HS, IF, IO, 1.05%, 9/15/2046 (l)	3,268	371
Series 4718, Class SD, IF, IO, 1.20%, 9/15/2047 (l)	2,600	314
Series 4768, Class SG, IF, IO, 1.25%, 3/15/2048 (l)	2,075	276
Series 4820, Class ES, IF, IO, 1.25%, 3/15/2048 (l)	1,099	114
Series 4834, Class SA, IF, IO, 1.20%, 10/15/2048 (l)	2,915	320
Series 4839, Class WS, IF, IO, 1.15%, 8/15/2056 (l)	6,551	905
FHLMC, STRIPS
Series 264, Class S1, IF, IO, 1.00%, 7/15/2042 (l)	1,651	173
Series 274, Class S1, IF, IO, 1.05%, 8/15/2042 (l)	2,105	227
Series 278, Class S1, IF, IO, 1.10%, 9/15/2042 (l)	1,810	209
Series 279, Class S6, IF, IO, 1.10%, 9/15/2042 (l)	1,431	170
Series 300, Class S1, IF, IO, 1.15%, 1/15/2043 (l)	1,926	213
Series 326, Class S2, IF, IO, 1.00%, 3/15/2044 (l)	2,199	250
Series 336, Class S1, IF, IO, 1.10%, 8/15/2044 (l)	1,503	163
Series 337, Class S1, IF, IO, 1.10%, 9/15/2044 (l)	1,238	143
First Horizon Alternative Mortgage Securities Trust Series 2006-FA6, Class 3A1, 5.75%, 11/25/2021	13	9
FNMA, Connecticut Avenue Securities
Series 2017-C01, Class 1B1, 10.77%, 7/25/2029 (l)	2,750	3,099
Series 2021-R02, Class 2B2, 11.02%, 11/25/2041 (c) (l)	5,142	4,769
FNMA, REMIC
Series 2011-126, Class SM, IF, IO, 0.93%, 12/25/2041 (l)	1,804	166
Series 2012-20, Class SL, IF, IO, 1.43%, 3/25/2042 (l)	2,251	294
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2012-35, Class SN, IF, IO, 1.43%, 4/25/2042 (l)	2,505	320
Series 2012-128, Class MS, IF, IO, 1.13%, 11/25/2042 (l)	1,166	146
Series 2013-124, Class SB, IF, IO, 0.93%, 12/25/2043 (l)	2,817	318
Series 2013-136, Class SB, IF, IO, 0.88%, 1/25/2044 (l)	2,639	275
Series 2015-35, Class SA, IF, IO, 0.58%, 6/25/2045 (l)	2,824	230
Series 2015-37, Class ST, IF, IO, 0.60%, 6/25/2045 (l)	2,805	289
Series 2016-77, Class SA, IF, IO, 0.98%, 10/25/2046 (l)	2,366	291
Series 2017-1, Class SA, IF, IO, 1.03%, 2/25/2047 (l)	2,667	310
Series 2017-16, Class SM, IF, IO, 1.03%, 3/25/2047 (l)	1,599	208
Series 2017-37, Class AS, IF, IO, 1.08%, 5/25/2047 (l)	7,330	858
Series 2018-14, Class SA, IF, IO, 1.18%, 3/25/2048 (l)	4,418	569
Series 2018-15, Class JS, IF, IO, 1.18%, 3/25/2048 (l)	2,794	373
Series 2018-16, Class SN, IF, IO, 1.23%, 3/25/2048 (l)	1,105	144
Series 2018-27, Class SE, IF, IO, 1.18%, 5/25/2048 (l)	2,121	280
Series 2018-60, Class SK, IF, IO, 0.68%, 8/25/2048 (l)	1,938	138
Series 2019-9, Class SM, IF, IO, 1.03%, 3/25/2049 (l)	2,439	280
Series 2019-20, Class BS, IF, IO, 1.03%, 5/25/2049 (l)	739	78
GCAT Trust Series 2020-NQM1, Class B1, 3.64%, 1/25/2060 (c) (l)	3,000	2,319
GMACM Mortgage Loan Trust
Series 2004-AR2, Class 3A, 3.95%, 8/19/2034 (l)	224	196
Series 2005-AR1, Class 3A, 3.75%, 3/18/2035 (l)	50	45
GNMA
Series 2014-25, Class HS, IF, IO, 1.15%, 2/20/2044 (l)	2,015	226
Series 2015-124, Class SB, IF, IO, 1.30%, 9/20/2045 (l)	3,437	431
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	95

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2015-149, Class GS, IF, IO, 1.30%, 10/20/2045 (l)	3,587	479
Series 2016-111, Class SA, IF, IO, 1.15%, 8/20/2046 (l)	1,741	202
Series 2016-120, Class NS, IF, IO, 1.15%, 9/20/2046 (l)	4,914	663
Series 2017-11, Class AS, IF, IO, 1.15%, 1/20/2047 (l)	1,982	217
Series 2017-55, Class AS, IF, IO, 1.20%, 4/20/2047 (l)	1,171	139
Series 2017-56, Class SC, IF, IO, 1.20%, 4/20/2047 (l)	2,602	342
Series 2017-68, Class SA, IF, IO, 1.20%, 5/20/2047 (l)	2,703	332
Series 2017-75, Class SD, IF, IO, 1.25%, 5/20/2047 (l)	996	112
Series 2017-80, Class AS, IF, IO, 1.25%, 5/20/2047 (l)	2,618	338
Series 2017-93, Class SE, IF, IO, 1.25%, 6/20/2047 (l)	1,883	231
Series 2017-107, Class SL, IF, IO, 1.25%, 7/20/2047 (l)	5,778	709
Series 2017-120, Class QS, IF, IO, 1.25%, 8/20/2047 (l)	2,139	234
Series 2017-134, Class SB, IF, IO, 1.25%, 9/20/2047 (l)	2,086	222
Series 2017-141, Class QS, IF, IO, 1.25%, 9/20/2047 (l)	4,874	448
Series 2017-149, Class QS, IF, IO, 1.25%, 10/20/2047 (l)	2,393	284
Series 2018-1, Class ST, IF, IO, 1.25%, 1/20/2048 (l)	5,639	699
Series 2018-11, Class SA, IF, IO, 1.25%, 1/20/2048 (l)	2,131	215
Series 2018-6, Class CS, IF, IO, 1.25%, 1/20/2048 (l)	1,896	232
Series 2018-63, Class SB, IF, IO, 1.25%, 4/20/2048 (l)	944	114
Series 2018-64, Class GS, IF, IO, 1.25%, 5/20/2048 (l)	3,087	349
Series 2018-65, Class SE, IF, IO, 1.25%, 5/20/2048 (l)	3,692	432
Series 2018-92, Class SH, IF, IO, 1.25%, 7/20/2048 (l)	2,003	230
Series 2018-115, Class DS, IF, IO, 1.25%, 8/20/2048 (l)	4,754	541
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2018-126, Class CS, IF, IO, 1.25%, 9/20/2048 (l)	3,006	298
Series 2018-146, Class S, IF, IO, 1.20%, 10/20/2048 (l)	2,039	229
Series 2018-147, Class SD, IF, IO, 1.20%, 10/20/2048 (l)	5,806	639
Series 2018-168, Class SA, IF, IO, 1.15%, 12/20/2048 (l)	2,392	286
Series 2019-16, Class SB, IF, IO, 1.10%, 2/20/2049 (l)	3,510	360
Series 2019-23, Class JS, IF, IO, 1.10%, 2/20/2049 (l)	2,977	283
Series 2019-30, Class SA, IF, IO, 1.10%, 3/20/2049 (l)	4,056	466
Series 2019-38, Class SN, IF, IO, 1.10%, 3/20/2049 (l)	5,313	677
Series 2019-41, Class CS, IF, IO, 1.10%, 3/20/2049 (l)	3,249	322
Series 2019-69, Class DS, IF, IO, 1.15%, 6/20/2049 (l)	2,140	233
Series 2019-70, Class SM, IF, IO, 1.15%, 6/20/2049 (l)	2,252	182
Series 2020-76, Class SL, IF, IO, 1.20%, 5/20/2050 (l)	5,000	570
GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (c) (l)	1,202	244
GSR Mortgage Loan Trust
Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	178	136
Series 2005-1F, Class 2A3, 6.00%, 2/25/2035	127	94
Series 2005-AR3, Class 6A1, 3.91%, 5/25/2035 (l)	59	49
Series 2005-AR4, Class 3A5, 3.87%, 7/25/2035 (l)	1,042	743
Series 2005-6F, Class 3A18, 5.50%, 7/25/2035	629	591
Series 2005-AR7, Class 6A1, 3.71%, 11/25/2035 (l)	436	384
Series 2006-1F, Class 2A16, 6.00%, 2/25/2036	518	271
Series 2006-1F, Class 2A9, 6.00%, 2/25/2036	839	438
Series 2006-9F, Class 3A1, 6.25%, 10/25/2036	391	353
Series 2007-1F, Class 3A13, 6.00%, 1/25/2037	210	134
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
HarborView Mortgage Loan Trust Series 2005-11, Class 2A1A, 5.57%, 8/19/2045 (l)	131	118
Impac CMB Trust
Series 2004-5, Class 1A1, 5.74%, 10/25/2034 (l)	226	215
Series 2004-6, Class 1A2, 5.80%, 10/25/2034 (l)	—	—
Series 2004-5, Class 1M2, 5.89%, 10/25/2034 (l)	82	78
Series 2004-7, Class 1A2, 5.94%, 11/25/2034 (l)	231	226
Series 2004-9, Class 1A1, 5.78%, 1/25/2035 (l)	—	—
Series 2004-10, Class 2A, 5.66%, 3/25/2035 (l)	354	312
Series 2004-10, Class 3A1, 5.72%, 3/25/2035 (l)	—	—
Series 2005-1, Class 1A1, 5.54%, 4/25/2035 (l)	218	198
Series 2005-1, Class 1A2, 5.64%, 4/25/2035 (l)	267	242
Series 2005-2, Class 1A2, 5.64%, 4/25/2035 (l)	251	235
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A4, 3.75%, 8/25/2033	166	115
Impac Secured Assets Trust
Series 2007-3, Class A1B, 5.50%, 9/25/2037 (l)	1,516	1,235
Series 2007-3, Class A1C, 5.74%, 9/25/2037 (l)	2,541	2,038
IndyMac INDX Mortgage Loan Trust
Series 2005-AR3, Class 3A1, 3.51%, 4/25/2035 (l)	163	153
Series 2005-AR14, Class 2A1A, 5.62%, 7/25/2035 (l)	691	552
Series 2007-AR21, Class 6A1, 3.30%, 9/25/2037 (l)	4,292	3,095
JPMorgan Alternative Loan Trust Series 2006-A2, Class 1A1, 5.38%, 5/25/2036 (l)	—	—
JPMorgan Mortgage Trust
Series 2006-S3, Class 2A4, 5.50%, 8/25/2021	7	7
Series 2004-A6, Class 1A1, 3.29%, 12/25/2034 (l)	42	38
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2005-A3, Class 6A6, 4.22%, 6/25/2035 (l)	122	119
Series 2005-A6, Class 1A2, 4.11%, 9/25/2035 (l)	146	135
Series 2005-A8, Class 1A1, 3.91%, 11/25/2035 (l)	78	64
Series 2005-A8, Class 4A1, 3.91%, 11/25/2035 (l)	1,213	1,031
Series 2006-A7, Class 2A4, 3.87%, 1/25/2037 (l)	349	257
Series 2007-S1, Class 2A17, 5.35%, 3/25/2037 (l)	3,664	1,049
Legacy Mortgage Asset Trust
Series 2021-GS3, Class A2, 3.25%, 7/25/2061 (c) (h)	2,800	2,498
Series 2021-GS1, Class A2, 3.84%, 10/25/2066 (c) (h)	2,000	1,804
Lehman Mortgage Trust
Series 2005-2, Class 2A5, 5.50%, 12/25/2035	644	405
Series 2007-7, Class 5A7, 6.50%, 8/25/2037	6,608	3,418
MASTR Alternative Loan Trust
Series 2004-8, Class 1A1, 6.50%, 9/25/2034	139	141
Series 2004-12, Class 3A1, 6.00%, 12/25/2034	444	433
Series 2005-3, Class 1A1, 5.50%, 4/25/2035	122	112
Series 2005-5, Class 3A1, 5.75%, 8/25/2035	202	108
Series 2005-6, Class 1A2, 5.50%, 12/25/2035	386	277
Merrill Lynch Mortgage Investors Trust
Series 2005-1, Class 2A2, 3.52%, 4/25/2035 (l)	122	106
Series 2006-1, Class 2A1, 3.75%, 2/25/2036 (l)	677	644
Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	171	72
Metlife Securitization Trust Series 2017-1A, Class A, 3.00%, 4/25/2055 (c) (l)	2,312	2,185
Morgan Stanley Mortgage Loan Trust
Series 2006-2, Class 1A, 5.25%, 2/25/2021	261	237
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	97

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2004-9, Class 1A, 5.34%, 11/25/2034 (l)	374	384
Series 2005-4, Class 1A, 5.00%, 8/25/2035	20	19
MortgageIT Trust Series 2005-3, Class A1, 5.62%, 8/25/2035 (l)	—	—
New Residential Mortgage Loan Trust
Series 2019-NQM4, Class B1, 3.74%, 9/25/2059 (c) (l)	2,500	1,995
Series 2019-NQM4, Class B2, 4.86%, 9/25/2059 (c) (l)	4,000	3,255
Series 2019-NQM5, Class B1, 4.04%, 11/25/2059 (c) (l)	2,041	1,671
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-WF1, Class 2A5, 5.66%, 3/25/2035 (h)	2	2
OBX Trust Series 2023-NQM3, Class A1, 5.95%, 1/25/2063 (c) (h)	429	430
PNMAC GMSR Issuer Trust Series 2018-GT1, Class A, 7.87%, 2/25/2025 (c) (l)	3,715	3,698
PRET LLC Series 2022-NPL4, Class A1, 6.56%, 8/25/2052 (c) (h)	8,702	8,566
PRPM 3.77%, 3/25/2026	4,987	4,496
PRPM LLC
Series 2020-4, Class A2, 3.44%, 10/25/2025 (c) (h)	7,000	6,850
Series 2020-6, Class A2, 4.70%, 11/25/2025 (c) (h)	2,350	2,064
Series 2021-1, Class A2, 3.72%, 1/25/2026 (c) (l)	5,000	4,319
Series 2021-3, Class A2, 3.72%, 4/25/2026 (c) (h)	5,500	4,942
Series 2021-5, Class A2, 3.72%, 6/25/2026 (c) (h)	4,000	3,214
Series 2021-6, Class A2, 3.47%, 7/25/2026 (c) (h)	3,447	2,936
Series 2021-7, Class A2, 3.67%, 8/25/2026 (c) (h)	5,030	4,290
Series 2021-8, Class A2, 3.60%, 9/25/2026 (c) (l)	5,000	4,314
Series 2021-10, Class A2, 4.83%, 10/25/2026 (c) (h)	9,000	8,097
Series 2021-11, Class A2, 4.58%, 11/25/2026 (c) (h)	5,269	4,774
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
RALI Trust
Series 2003-QS20, Class CB, 5.00%, 11/25/2018	3	2
Series 2005-QA5, Class A2, 4.34%, 4/25/2035 (l)	732	655
Series 2005-QS17, Class A3, 6.00%, 12/25/2035	540	467
Series 2006-QS3, Class 1A10, 6.00%, 3/25/2036	872	743
Series 2006-QS4, Class A2, 6.00%, 4/25/2036	1,002	793
Series 2006-QS17, Class A5, 6.00%, 12/25/2036	1,511	1,221
Residential Asset Securitization Trust
Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	1,418	917
Series 2005-A14, Class A1, 5.50%, 12/25/2035	125	64
Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	2,566	1,285
RFMSI Trust
Series 2004-S9, Class 2A1, 4.75%, 12/25/2019	—	—
Series 2005-S7, Class A6, 5.50%, 11/25/2035	55	44
Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	1,137	930
Series 2006-SA4, Class 2A1, 5.20%, 11/25/2036 (l)	887	732
Seasoned Credit Risk Transfer Trust Series 2017-3, Class AIO, IO, 0.00%, 7/25/2056 (l)	189,188	113
Sequoia Mortgage Trust Series 2007-3, Class 1A1, 5.35%, 7/20/2036 (l)	336	285
Starwood Mortgage Residential Trust
Series 2020-1, Class B1, 3.73%, 2/25/2050 (c) (l)	5,410	4,260
Series 2020-INV1, Class B2, 4.26%, 11/25/2055 (c)	1,600	1,257
Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 1A1, 4.13%, 2/25/2035 (l)	193	177
Structured Asset Mortgage Investments II Trust
Series 2005-AR3, Class 1A1, 5.56%, 8/25/2035 (l)	1,906	1,653
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2007-AR7, Class 1A1, 5.87%, 5/25/2047 (l)	2,722	2,227
Verus Securitization Trust
Series 2019-INV2, Class B1, 4.45%, 7/25/2059 (c) (l)	2,000	1,678
Series 2019-INV3, Class B1, 3.73%, 11/25/2059 (c) (l)	5,000	4,178
Series 2021-R1, Class B1, 3.20%, 10/25/2063 (c) (l)	2,000	1,572
Series 2021-R1, Class B2, 4.20%, 10/25/2063 (c) (l)	1,322	989
Series 2021-R3, Class B1, 3.07%, 4/25/2064 (c) (l)	2,500	1,755
Series 2021-R3, Class B2, 4.07%, 4/25/2064 (c) (l)	1,776	1,249
Series 2020-5, Class B1, 3.71%, 5/25/2065 (c) (l)	2,400	2,009
Series 2020-5, Class B2, 4.71%, 5/25/2065 (c) (l)	1,400	1,201
Series 2021-1, Class B1, 2.98%, 1/25/2066 (c) (l)	3,150	2,048
Series 2021-4, Class M1, 2.19%, 7/25/2066 (c) (l)	1,121	673
Series 2021-5, Class B1, 3.04%, 9/25/2066 (c) (l)	3,826	2,262
Series 2021-5, Class B2, 3.94%, 9/25/2066 (c) (l)	3,750	2,179
WaMu Mortgage Pass-Through Certificates Trust
Series 2004-AR11, Class A, 4.18%, 10/25/2034 (l)	451	407
Series 2005-AR5, Class A6, 3.67%, 5/25/2035 (l)	1,036	1,007
Series 2005-AR16, Class 1A1, 3.86%, 12/25/2035 (l)	378	340
Series 2005-AR14, Class 1A3, 3.90%, 12/25/2035 (l)	793	737
Series 2005-AR14, Class 1A4, 3.90%, 12/25/2035 (l)	529	492
Series 2005-AR18, Class 1A3A, 3.98%, 1/25/2036 (l)	40	36
Series 2006-AR2, Class 1A1, 3.89%, 3/25/2036 (l)	145	129
Series 2004-AR10, Class A1B, 5.86%, 7/25/2044 (l)	404	370
Series 2005-AR15, Class A1A1, 5.54%, 11/25/2045 (l)	25	23
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2005-1, Class 1A3, 5.50%, 3/25/2035	450	414
Series 2005-4, Class CB7, 5.50%, 6/25/2035	317	293
Series 2005-10, Class 2A5, 5.75%, 11/25/2035	1,661	1,508
Series 2005-10, Class 4CB1, 5.75%, 12/25/2035	503	463
Series 2006-5, Class 2CB5, 6.50%, 7/25/2036	147	107
Series 2007-1, Class 1A7, 5.62%, 2/25/2037 (l)	2,420	1,729
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR19, Class A3, 4.56%, 12/25/2036 (l)	90	83
Series 2007-15, Class A1, 6.00%, 11/25/2037	113	95
		361,787
Total Collateralized Mortgage Obligations (Cost $437,314)		364,703
Loan Assignments — 2.2% (g) (n)
Canada — 0.0% ^
Grizzly Acquisitions, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 8.43%, 10/1/2025	458	456
France — 0.1%
Numericable U.S. LLC, 1st Lien Term Loan B-14 (3-MONTH CME TERM SOFR + 5.50%), 10.49%, 8/15/2028	3,071	2,882
Germany — 0.0% ^
Thyssenkrupp Elevator, 1st Lien Term Loan B-1 (ICE LIBOR USD 6 Month + 3.50%), 8.60%, 7/30/2027	2,531	2,468
Ireland — 0.0% ^
Flutter Entertainment plc, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.41%, 7/22/2028	412	412
ICON, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.41%, 7/3/2028	100	100
		512
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	99

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Luxembourg — 0.1%
ICON, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.25%), 7.41%, 7/3/2028	402	401
Ineos US Finance LLC, 1st Lien Term Loan B (3-MONTH SOFR + 3.75%), 8.41%, 2/18/2030 (o)	750	748
Nestle Skin Health SA, Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.91%, 10/1/2026	9,414	9,300
		10,449
Netherlands — 0.0% ^
CommScope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 4/6/2026	1,020	943
United States — 2.0%
AAdvantage Loyality IP Ltd. , 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.75%), 10.00%, 4/20/2028 (o)	780	784
Adient US LLC, Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.35%, 4/10/2028	3,484	3,481
Advanced Drainage Systems, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.15%, 7/31/2026	305	305
Ahead DB Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.91%, 10/18/2027 (o)	500	484
AHP Health Partners, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.52%, 8/24/2028	423	422
Albany Molecular Research, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 8.90%, 8/30/2026	585	507
Alliance Laundry Systems LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.56%, 10/8/2027 (o)	1,541	1,530
Allied Universal Holdco LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.83%, 5/12/2028	511	493
Altice Financing SA, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 5.00%), 9.99%, 10/28/2027	381	373
Ancestry.com, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.33%, 12/6/2027	606	561
API Group DE, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 7.34%, 10/1/2026	746	745
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
AppleCaramel Buyer LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.73%, 10/19/2027	7,971	7,889
Astoria Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.53%, 12/10/2027	195	194
Asurion LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 7/31/2027	345	318
Asurion LLC, 1st Lien Term Loan B-11 (3-MONTH SOFR + 4.25%), 9.33%, 8/19/2028	630	584
Asurion LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 5.25%), 10.27%, 1/31/2028	325	272
Asurion LLC, Term Loan B-10 (1-MONTH CME TERM SOFR + 4.00%), 8.91%, 8/19/2028	337	313
Avantor Funding, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.33%, 11/8/2027	422	421
Axalta Coating Systems US Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 7.90%, 12/20/2029	499	500
AZZ, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.33%, 5/13/2029	523	522
B&G Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 7.52%, 10/10/2026	391	376
Banijay Entertainment, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 8.60%, 3/1/2025 (o)	387	385
Bausch Health Cos., Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 5.25%), 10.24%, 2/1/2027	587	473
Birkenstock, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 8.06%, 4/28/2028	519	514
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.77%, 8/1/2025	879	876
Brooks Automation, 1st Lien Term Loan B (1-MONTH SOFR + 3.10%; 6-MONTH SOFR + 3.10%), 6.61%, 2/1/2029 (o)	1,391	1,351
Brooks Automation, 2nd Lien Term Loan (1-MONTH SOFR + 5.60%), 10.49%, 2/1/2030	169	148
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Buckeye Partners LP, 1st Lien Term Loan B-1 (ICE LIBOR USD 1 Month + 2.25%), 7.09%, 11/1/2026	666	664
BWAY Intermediate Co., Inc., 1st Lien Term Loan B (3-MONTH SOFR + 4.00%), 8.80%, 8/14/2026 (o)	750	747
Cabinetworks, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 9.41%, 5/17/2028	5,648	4,464
Caesars Entertainment, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.33%, 2/6/2030	692	689
Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 7.02%, 1/15/2025	415	415
Camelot Finance LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 8.02%, 10/30/2026 (o)	1,436	1,433
Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 2/16/2026	272	264
CenturyLink, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.25%), 7.35%, 3/15/2027	278	188
Chamberlain Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 11/3/2028	549	532
Charter Communications Operating LLC, 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 1.75%), 6.80%, 2/1/2027	1,668	1,639
Ciena Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.50%), 7.44%, 1/18/2030	525	524
Cincinnati Bell, Inc., 1st Lien Term Loan B-2 (1-MONTH CME TERM SOFR + 3.25%), 8.33%, 11/22/2028	581	567
Claire's Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 11.58%, 12/18/2026 (p)	1,796	1,663
CLARIOS GLOBAL LP1ST LIEN TERM LOAN B (3-MONTH SOFR + 4.00%), 4.00%, 4/20/2030 (o)	430	429
Clear Channel Outdoor Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%; 3-MONTH CME TERM SOFR + 3.50%), 8.75%, 8/21/2026	3,707	3,488
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Conair Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.91%, 5/17/2028 (o)	863	803
Conservice Midco LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.40%, 5/13/2027	439	435
Consilio, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 9.02%, 5/12/2028	778	733
Cortes NP Acquisition Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.60%, 3/2/2027	828	818
CSC Holdings LLC, Term Loan B-6 (1-MONTH CME TERM SOFR + 4.50%), 9.39%, 1/18/2028	1,303	1,197
DaVita, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 6.85%, 8/12/2026	623	617
DCert Buyer Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 4.00%), 8.70%, 10/16/2026	475	470
(ICE LIBOR USD 3 Month + 7.00%), 11.70%, 2/19/2029	145	133
DexKo Global, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.91%, 10/4/2028	5,594	5,306
DirectV Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 10.02%, 8/2/2027	7,935	7,605
Duff & Phelps Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.56%, 4/9/2027	530	511
E.W. Scripps Co., 1st Lien Term Loan B-3 (1-MONTH CME TERM SOFR + 2.75%), 7.85%, 1/7/2028	912	873
Elanco Animal Health, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 1.75%), 6.65%, 8/1/2027	773	751
Endo Pharmaceuticals, Inc., 1st Lien Term Loan B (1-MONTH PRIME + 6.00%), 14.00%, 3/27/2028	197	144
Ensemble RCM LLC, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.75%), 8.90%, 8/3/2026	258	257
Entegris, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%; 3-MONTH CME TERM SOFR + 2.75%), 7.66%, 7/6/2029 (o)	499	498
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	101

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Envision Healthcare Corp., 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 3.75%), 8.65%, 3/31/2027	581	20
(3-MONTH CME TERM SOFR + 4.25%), 9.15%, 3/31/2027	238	25
EPIC Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 9.96%, 3/2/2026	9,940	9,343
Exelon Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 7.46%, 12/15/2027	729	725
FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 11.00%), 12.00%, 5/16/2023 ‡ (k)	146	16
First Student Bidco, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 8.14%, 7/21/2028	4,773	4,540
First Student Bidco, Inc., 1st Lien Term Loan C
(ICE LIBOR USD 3 Month + 3.00%), 8.14%, 7/21/2028	1,784	1,697
(3-MONTH CME TERM SOFR + 4.00%), 9.00%, 7/21/2028	283	278
First Student Bidco, Inc., Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.00%, 7/21/2028	4,067	3,986
Formula One Management Ltd., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.23%, 1/15/2030	825	826
Garda World Security Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.30%, 10/30/2026	400	398
Gates Global LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 2.50%), 7.58%, 3/31/2027	548	546
Gates Global LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.48%, 11/16/2029	174	174
Gemini HDPE LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.00%), 7.83%, 12/31/2027	564	563
Genesee & Wyoming, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 2.00%), 7.00%, 12/30/2026	1,012	1,008
Genesys Telecom Holdings US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 9.02%, 12/1/2027	5,765	5,703
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Getty Images, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%; 3-MONTH CME TERM SOFR + 4.50%), 9.50%, 2/19/2026	392	392
GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.77%, 10/10/2025	392	388
Graham Packaging Co., Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 8.02%, 8/4/2027	3,363	3,342
Gray Television, Inc., 1st Lien Term Loan D (1-MONTH CME TERM SOFR + 3.00%), 7.92%, 12/1/2028	212	207
Gray Television, Inc., 1st Lien Term Loan E (1-MONTH CME TERM SOFR + 2.50%), 7.42%, 1/2/2026	362	358
Griffon Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 2.50%), 7.50%, 1/24/2029	471	469
Harsco Corp., Term Loan B-3 (1-MONTH CME TERM SOFR + 2.25%), 7.35%, 3/10/2028	427	414
Hercules Achievement, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 10.10%, 12/15/2026	338	316
Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 6/30/2028	668	665
Hertz Corp. (The), 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 6/30/2028	128	127
Holley, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 8.67%, 11/17/2028	460	378
HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 2 Month + 3.00%), 8.02%, 4/25/2025	517	516
iHeartCommunications, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 8.02%, 5/1/2026	4,552	3,920
iHeartCommunications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 5/1/2026	150	130
INEOS Enterprises Holdings Ltd., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.50%), 8.49%, 8/28/2026	525	522
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
INEOS US Petrochem LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 2.75%), 7.85%, 1/29/2026	344	342
Ingram Micro, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 6/30/2028	366	358
Insulet Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.35%, 5/4/2028 (o)	1,313	1,311
Intelsat Jackson Holdings SA, 1st Lien Term Loan (3-MONTH CME TERM SOFR + 4.25%), 9.08%, 2/1/2029 (o)	1,022	1,008
Interior Logic Group, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.58%, 4/3/2028	479	322
Intrado Corp., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.00%), 9.05%, 1/31/2030	350	346
Invenergy LLC, Term Loan (1-MONTH CME TERM SOFR + 3.75%), 8.85%, 8/28/2025	148	146
ION Corporates, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.75%), 8.66%, 3/11/2028	539	526
Jazz Pharmaceuticals plc, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.52%, 5/5/2028	512	511
KDC US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 8.77%, 12/22/2025	521	504
LABL, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 5.00%), 9.84%, 10/29/2028	4,782	4,708
LegalShield, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.77%, 12/15/2028	327	321
Leslie's Poolmart, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 3.00%, 3/9/2028	792	784
LifePoint Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 9.02%, 11/16/2025	325	305
Madison IAQ LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 8.30%, 6/21/2028	4,673	4,489
MED ParentCo LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 9.27%, 8/31/2026	581	531
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Medallion Midland Acquisition LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.91%, 10/18/2028	443	438
Medline Borrower LP, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 10/23/2028 (o)	3,842	3,726
MH Sub I LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.77%, 9/13/2024	715	711
MI Windows & Doors, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.58%, 12/18/2027	299	298
Mirion Technologies, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 7.77%, 10/20/2028 (o)	501	498
Moran Foods LLC, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 7.25%), 12.21%, 6/30/2026	3,464	3,117
(3-MONTH CME TERM SOFR + 7.25%), 12.21%, 6/30/2026 ‡	976	781
Moran Foods LLC, 2nd Lien Term Loan (3-MONTH CME TERM SOFR + 9.50%), 14.46%, 12/31/2026	1,664	1,176
NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 7.53%, 5/8/2025	292	268
Netsmart Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 9.02%, 10/1/2027	447	443
Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 7.52%, 9/18/2026	454	453
Nielsen Holdings plc, Term Loan B-3 (ICE LIBOR USD 1 Month + 3.75%), 8.77%, 3/6/2028	381	320
Option Care Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.77%, 10/27/2028	602	602
Osmose Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 6/23/2028	711	687
Pactiv Evergreen Group Holdings, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.35%, 9/24/2028	310	307
Parexel International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 8.09%, 11/15/2028	4,875	4,787
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	103

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Pathway Vet Alliance LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.77%, 3/31/2027	430	398
PCI Pharma, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 11/30/2027	695	674
Petco Health & Wellness Co., Inc., Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.41%, 3/3/2028	6,484	6,385
PetVet Care Centers LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 2/14/2025	539	517
PG&E Corp., Exit Term Loan (ICE LIBOR USD 1 Month + 3.00%), 8.06%, 6/23/2025	317	316
Pike Corp., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.48%, 1/21/2028	473	473
Pike Corp., Delayed Draw Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.10%, 1/21/2028	756	752
PQ Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 7.65%, 6/9/2028	480	478
Prime Security Services Borrower LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 7.61%, 9/23/2026 (o)	1,618	1,614
PrimeSource, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 8.52%, 12/28/2027	2,569	2,393
Project Boost Purchaser LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.52%, 6/1/2026	693	688
Proofpoint, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 8/31/2028	424	415
Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 9.52%, 12/22/2025	11,366	7,059
Quest Software US Holdings, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.25%), 9.08%, 2/1/2029	257	219
Quikrete Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 8.02%, 3/19/2029	494	491
Radiology Partners, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.25%), 9.35%, 7/9/2025	550	403
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
RealPage, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 7.84%, 4/24/2028	537	521
Reynolds Group Holdings, Inc., 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.25%), 8.35%, 2/5/2026	403	402
Ring Container Technologies LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.52%, 8/12/2028	425	421
Samsonite International SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 6.77%, 4/25/2025	395	394
Shearer's Foods LLC, 1st Lien Term Loan (1-MONTH CME TERM SOFR + 3.50%), 8.60%, 9/23/2027	322	314
Shutterfly, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 10.27%, 9/25/2026	3,469	1,399
Spirit Aerosystems, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 4.50%), 9.55%, 1/15/2027	214	213
SPX Flow, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 4.50%), 9.41%, 4/5/2029	3,037	2,926
SRS Distribution, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.50%), 8.58%, 6/2/2028	431	411
SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 1.75%), 6.77%, 4/16/2025	278	278
SS&C Technologies Holdings, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 1.75%), 6.77%, 4/16/2025	247	246
St. George's University Scholastic Services LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.33%, 2/10/2029	526	521
Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 5.00%), 9.81%, 4/16/2026	1,254	1,130
Star Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 2/6/2026	695	694
Summer (BC) Holdco B SARL, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.50%), 9.66%, 12/4/2026	314	292
Sundyne, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 9.27%, 3/17/2027	604	591
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
United States — continued
Synaptics, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 7.40%, 12/2/2028	661	655
Tekni-Plex, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 9.16%, 9/15/2028	470	456
The Go Daddy Operating Co. LLC, 1st Lien Term Loan B-5 (1-MONTH CME TERM SOFR + 3.25%), 8.23%, 11/9/2029	449	449
ThoughtWorks, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 7.52%, 3/24/2028	390	390
Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 8.15%, 3/28/2025	5,668	5,421
Traeger Grills, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 6/29/2028	311	252
Trans Union LLC, Term Loan B-6 (ICE LIBOR USD 1 Month + 2.25%), 7.27%, 12/1/2028	527	525
TransDigm Group, Inc., 1st Lien Term Loan H (3-MONTH CME TERM SOFR + 3.25%), 8.15%, 2/22/2027	249	250
TransDigm, Inc., 1st Lien Term Loan I (3-MONTH CME TERM SOFR + 3.25%), 8.15%, 8/24/2028 (o)	1,618	1,615
Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 7.02%, 9/6/2024	481	474
Triton Water Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 8.66%, 3/31/2028	4,013	3,797
Tropicana, Inc., 1st Lien Term Loan (3-MONTH CME TERM SOFR + 3.25%), 8.25%, 1/24/2029	313	278
Truck Hero, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 8.77%, 1/31/2028	286	259
U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 9.88%, 6/26/2026	3,944	2,481
UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 8.05%, 4/29/2026	288	287
Ultimate Software Group, 1st Lien Term Loan
(3-MONTH CME TERM SOFR + 3.25%), 8.27%, 5/4/2026	892	868
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
(3-MONTH CME TERM SOFR + 3.75%), 8.90%, 5/4/2026	124	122
Ultra Resources, Inc., 1st Lien Term Loan B (ICE LIBOR USD 6 Month + 3.50%), 8.56%, 8/3/2029	593	577
United Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 10.21%, 6/21/2027	510	530
United Natural Foods, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.25%), 8.35%, 10/22/2025	1,231	1,231
Univision Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 3/15/2026	954	947
USI, Inc., 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.75%), 8.65%, 11/22/2029	532	530
Utz Quality Foods LLC, 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 3.00%), 8.10%, 1/20/2028	276	275
Vertex Aerospace Services Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 8.52%, 12/6/2028	469	468
Virtusa Corp., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.75%), 8.77%, 2/11/2028	142	141
(1-MONTH CME TERM SOFR + 3.75%), 8.83%, 2/15/2029	181	179
Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 8.27%, 8/3/2028	869	858
Wheel Pros, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 9.77%, 5/11/2028	431	302
WhiteWater Whistler Holdings LLC, 1st Lien Term Loan B (3-MONTH CME TERM SOFR + 3.25%), 8.15%, 2/15/2030	575	574
WMG Acquisition Corp., 1st Lien Term Loan G (ICE LIBOR USD 1 Month + 2.13%), 7.15%, 1/20/2028	884	881
Zekelman Industries, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.00%), 7.02%, 1/24/2027	657	649
		201,543
Total Loan Assignments (Cost $233,288)		219,253
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	105

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 1.4%
United States — 1.4%
U.S. Treasury Bonds , 3.63%, 2/15/2053	600	595
U.S. Treasury Notes
0.13%, 1/15/2024	5,950	5,754
0.88%, 1/31/2024 (q)	104,880	101,767
1.13%, 1/15/2025	5,650	5,362
4.13%, 1/31/2025	700	699
1.50%, 2/15/2025	9,100	8,680
2.88%, 11/30/2025	2,750	2,684
3.88%, 1/15/2026	5,300	5,309
0.38%, 1/31/2026	500	456
4.00%, 2/15/2026	4,200	4,224
4.63%, 3/15/2026	1,650	1,689
2.25%, 3/31/2026	5,550	5,324
3.50%, 2/15/2033	800	805
Total U.S. Treasury Obligations (Cost $143,534)		143,348
Asset-Backed Securities — 1.3%
Cayman Islands — 0.0% ^
BlueMountain CLO Ltd. Series 2018-3A, Class D, 8.51%, 10/25/2030 (c) (l)	685	582
CARLYLE US CLO Ltd. Series 2018-1A, Class A1, 6.27%, 4/20/2031 (c) (l)	2,050	2,028
Voya CLO Ltd. Series 2016-3A, Class CR, 8.51%, 10/18/2031 (c) (l)	550	455
		3,065
United States — 1.3%
ABFC Trust
Series 2003-OPT1, Class A1A, 5.84%, 4/25/2033 (l)	123	119
Series 2004-OPT3, Class M1, 5.77%, 9/25/2033 (l)	261	258
Series 2004-HE1, Class M1, 5.92%, 3/25/2034 (l)	534	519
Accredited Mortgage Loan Trust Series 2004-4, Class M1, 5.89%, 1/25/2035 (l)	438	387
ACE Securities Corp. Home Equity Loan Trust
Series 2003-FM1, Class M1, 6.31%, 11/25/2032 (l)	419	417
Series 2004-OP1, Class M2, 6.60%, 4/25/2034 (l)	1,572	1,512
Affirm Asset Securitization Trust
Series 2021-Z2, Class A, 1.17%, 11/16/2026 (c)	2,038	1,960
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Series 2022-A, Class 1E, 8.04%, 5/17/2027 (c)	1,060	991
American Credit Acceptance Receivables Trust
Series 2019-2, Class F, 5.81%, 6/12/2026 (c)	510	510
Series 2021-2, Class E, 2.54%, 7/13/2027 (c)	1,400	1,308
Series 2021-3, Class D, 1.34%, 11/15/2027 (c)	700	654
Series 2021-1, Class F, 4.01%, 11/15/2027 (c)	1,000	964
Series 2022-1, Class E, 3.64%, 3/13/2028 (c)	1,473	1,273
Series 2023-2, Class C, 5.96%, 8/13/2029 (c) (j)	950	953
AmeriCredit Automobile Receivables Trust Series 2022-2, Class C, 5.32%, 4/18/2028	1,650	1,651
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-AR1, Class M1, 6.09%, 9/25/2032 (l)	104	105
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2004-HE2, Class M2, 6.90%, 4/25/2034 (l)	589	562
Series 2004-HE7, Class M2, 6.60%, 10/25/2034 (l)	472	452
Series 2005-HE6, Class M4, 5.98%, 7/25/2035 (l)	35	35
Bear Stearns Asset-Backed Securities Trust
Series 2003-SD1, Class M1, 6.30%, 12/25/2033 (l)	388	384
Series 2003-1, Class M1, 6.67%, 11/25/2042 (l)	6	8
Series 2004-SD4, Class A1, 5.92%, 8/25/2044 (l)	618	577
Centex Home Equity Loan Trust
Series 2004-C, Class M2, 4.61%, 6/25/2034 (l)	355	330
Series 2004-D, Class MF2, 6.06%, 9/25/2034 (h)	603	583
Series 2004-D, Class MV2, 6.06%, 9/25/2034 (l)	74	76
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Chase Funding Trust
Series 2003-5, Class 1M2, 5.64%, 9/25/2032 (l)	115	96
Series 2004-1, Class 1M1, 4.73%, 5/25/2033	841	795
Series 2003-4, Class 1A5, 4.88%, 5/25/2033 (h)	557	530
Series 2004-1, Class 2M1, 5.77%, 9/25/2033 (l)	—	—
CHEC Loan Trust Series 2004-1, Class M1, 5.92%, 7/25/2034 (c) (l)	540	524
Citigroup Mortgage Loan Trust, Inc.
Series 2005-OPT1, Class M4, 6.07%, 2/25/2035 (l)	134	132
Series 2005-WF2, Class AF7, 5.75%, 8/25/2035 (h)	24	22
Conn's Receivables Funding LLC Series 2022-A, Class B, 9.52%, 12/15/2026 (c)	1,000	998
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2020-9, Class PT, 8.92%, 4/15/2045 ‡ (c) (l)	566	536
Countrywide Asset-Backed Certificates
Series 2004-3, Class M1, 5.77%, 6/25/2034 (l)	427	414
Series 2004-3, Class M2, 5.85%, 6/25/2034 (l)	397	369
Series 2004-ECC2, Class M2, 6.00%, 12/25/2034 (l)	97	95
Countrywide Partnership Trust Series 2004-EC1, Class M2, 5.97%, 1/25/2035 (l)	161	162
Credit Acceptance Auto Loan Trust
Series 2022-3A, Class A, 6.57%, 10/15/2032 (c)	400	405
Series 2022-3A, Class D, 9.00%, 4/18/2033 (c)	1,000	1,005
CWABS Asset-Backed Certificates Trust
Series 2005-11, Class AF6, 5.05%, 2/25/2036 (l)	57	55
Series 2005-AB4, Class 2A1, 5.56%, 3/25/2036 (l)	—	—
CWABS Asset-Backed Certificates Trust, Series 2004-BC4, Class M1, 6.07%, 11/25/2034 (l)	42	42
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 5.85%, 3/25/2034 (l)	366	362
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-5, Class M2, 6.03%, 7/25/2034 (l)	264	264
CWABS, Inc., Asset-Backed Certificates Series 2004-1, Class M3, 6.00%, 2/25/2034 (l)	53	53
DT Auto Owner Trust
Series 2021-3A, Class D, 1.31%, 5/17/2027 (c)	1,710	1,556
Series 2021-4A, Class D, 1.99%, 9/15/2027 (c)	963	876
Series 2021-2A, Class E, 2.97%, 7/17/2028 (c)	1,235	1,153
Series 2022-3A, Class C, 7.69%, 7/17/2028 (c)	935	970
Exeter Automobile Receivables Trust
Series 2020-1A, Class E, 3.74%, 1/15/2027 (c)	2,690	2,603
Series 2020-3A, Class F, 5.56%, 6/15/2027 (c)	1,500	1,473
Series 2021-4A, Class E, 4.02%, 1/17/2028 (c)	1,070	891
Series 2021-2A, Class E, 2.90%, 7/17/2028 (c)	2,750	2,338
Series 2022-6A, Class D, 8.03%, 4/6/2029	804	845
Finance America Mortgage Loan Trust Series 2004-3, Class M2, 5.97%, 11/25/2034 (l)	139	120
First Franklin Mortgage Loan Asset-Backed Certificates Series 2004-FF3, Class M1, 5.85%, 5/25/2034 (l)	337	327
FREED ABS Trust Series 2022-4FP, Class B, 7.58%, 12/18/2029 (c)	2,300	2,299
Fremont Home Loan Trust
Series 2002-1, Class M1, 6.27%, 8/25/2033 (l)	548	550
Series 2004-B, Class M2, 5.97%, 5/25/2034 (l)	311	290
Series 2004-C, Class M1, 6.00%, 8/25/2034 (l)	481	444
Series 2004-D, Class M2, 5.92%, 11/25/2034 (l)	212	195
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	107

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
GSAMP Trust
Series 2003-SEA, Class A1, 5.82%, 2/25/2033 (l)	362	350
Series 2003-HE1, Class M1, 6.20%, 6/20/2033 (l)	861	851
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M2, 6.15%, 11/25/2034 (l)	353	339
Series 2004-C, Class M2, 5.92%, 3/25/2035 (l)	636	560
LendingClub Loan Certificate Issuer Trust
Series 2022-P3, Class CERT, 11.88%, 5/15/2037 ‡ (c)	125	2,102
Series 2022-NP3, Class CERT, HB, 25.22%, 5/15/2037 ‡ (c)	125	2,537
Series 2022-NP5, Class CERT, 0.00%, 6/15/2037 ‡ (c)	200	5,083
Series 2022-P4, Class CERT, 0.00%, 6/15/2037 ‡ (c)	200	3,914
Series 2022-NP6, Class CERT, HB, 25.46%, 7/15/2037 ‡ (c)	50	1,359
Lendingpoint Asset Securitization Trust Series 2021-B, Class B, 1.68%, 2/15/2029 (c)	750	732
Lendmark Funding Trust
Series 2021-1A, Class B, 2.47%, 11/20/2031 (c)	1,200	1,013
Series 2021-1A, Class D, 5.05%, 11/20/2031 (c)	1,100	849
Series 2021-2A, Class B, 2.37%, 4/20/2032 (c)	500	415
Long Beach Mortgage Loan Trust Series 2003-4, Class M1, 6.04%, 8/25/2033 (l)	26	26
MASTR Asset-Backed Securities Trust
Series 2004-OPT2, Class M2, 6.00%, 9/25/2034 (l)	554	534
Series 2005-NC1, Class M4, 6.16%, 12/25/2034 (l)	501	488
ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (c)	774	755
Merrill Lynch Mortgage Investors Trust
Series 2003-OPT1, Class M1, 6.00%, 7/25/2034 (l)	89	86
Series 2004-HE2, Class M1, 6.22%, 8/25/2035 (l)	57	55
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Morgan Stanley ABS Capital I, Inc. Trust
Series 2003-NC10, Class M1, 6.04%, 10/25/2033 (l)	273	268
Series 2004-WMC2, Class M1, 5.94%, 7/25/2034 (l)	830	817
Series 2004-WMC2, Class M2, 6.82%, 7/25/2034 (l)	169	163
Series 2004-HE6, Class M2, 5.92%, 8/25/2034 (l)	557	510
Series 2004-HE7, Class M2, 5.97%, 8/25/2034 (l)	152	137
Series 2004-HE6, Class M3, 6.00%, 8/25/2034 (l)	371	350
Series 2004-HE7, Class M3, 6.04%, 8/25/2034 (l)	6	5
Series 2004-HE8, Class M2, 6.04%, 9/25/2034 (l)	211	202
Series 2004-NC8, Class M3, 6.13%, 9/25/2034 (l)	274	269
Series 2004-HE8, Class M3, 6.15%, 9/25/2034 (l)	371	355
Series 2005-HE1, Class M2, 5.73%, 12/25/2034 (l)	232	206
Series 2005-NC1, Class M3, 5.79%, 1/25/2035 (l)	263	239
Morgan Stanley Mortgage Loan Trust Series 2007-5AX, Class 2A2, 5.32%, 2/25/2037 (l)	2,786	689
New Century Home Equity Loan Trust
Series 2004-2, Class M2, 5.95%, 8/25/2034 (l)	92	89
Series 2004-3, Class M2, 6.00%, 11/25/2034 (l)	287	280
Series 2004-3, Class M3, 6.09%, 11/25/2034 (l)	8	8
Series 2004-4, Class M2, 5.82%, 2/25/2035 (l)	246	236
NovaStar Mortgage Funding Trust Series 2003-2, Class M2, 7.80%, 9/25/2033 (l)	901	905
Oak Street Investment Grade Net Lease Fund
Series 2021-1A, Class A3, 2.80%, 1/20/2051 (c)	2,500	2,286
Series 2021-1A, Class B1, 4.23%, 1/20/2051 (c)	1,250	1,135
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Oportun Issuance Trust Series 2022-3, Class B, 8.53%, 1/8/2030 (c)	1,000	999
Option One Mortgage Accept Corp. Asset-Backed Certificates
Series 2003-5, Class A2, 5.66%, 8/25/2033 (l)	254	240
Series 2003-5, Class M2, 7.35%, 8/25/2033 (l)	7	9
Option One Mortgage Loan Trust Series 2004-3, Class M2, 5.88%, 11/25/2034 (l)	328	315
Pagaya AI Debt Selection Trust Series 2021-3, Class C, 3.27%, 5/15/2029 (c)	1,500	1,308
People's Choice Home Loan Securities Trust Series 2004-2, Class M3, 6.75%, 10/25/2034 (l)	1,910	1,658
PRET LLC
Series 2021-NPL3, Class A2, 3.72%, 7/25/2051 (c) (h)	3,333	2,800
Series 2021-NPL6, Class A2, 5.07%, 7/25/2051 (c) (h)	6,250	5,658
Series 2021-RN4, Class A2, 5.19%, 10/25/2051 (c) (l)	5,000	4,599
Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A2, 4.21%, 9/27/2060 (c) (h)	4,000	3,583
Pretium Mortgage Credit Partners LLC Series 2021-RN1, Class A2, 3.60%, 2/25/2061 (c) (h)	5,000	4,306
Progress Residential Trust
Series 2021-SFR8, Class G, 4.01%, 10/17/2038 (c)	6,080	5,041
Series 2022-SFR3, Class D, 4.45%, 4/17/2039 (c)	1,250	1,151
RAMP Trust Series 2002-RS2, Class AI5, 4.97%, 3/25/2032 (l)	175	161
Renaissance Home Equity Loan Trust
Series 2002-3, Class M1, 6.52%, 12/25/2032 (l)	356	323
Series 2003-1, Class M1, 6.52%, 6/25/2033 (l)	155	143
Series 2003-4, Class M2F, 6.24%, 3/25/2034 (h)	581	527
Series 2003-4, Class M1, 6.30%, 3/25/2034 (l)	1,058	929
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Santander Bank Auto Credit-Linked Notes
Series 2022-C, Class B, 6.45%, 12/15/2032 (c)	479	479
Series 2022-C, Class C, 6.99%, 12/15/2032 (c)	415	414
Series 2022-C, Class D, 8.20%, 12/15/2032 (c)	383	383
Series 2022-C, Class E, 11.37%, 12/15/2032 (c)	208	207
Santander Drive Auto Receivables Trust Series 2022-2, Class C, 3.76%, 7/16/2029	960	927
SASCO Mortgage Loan Trust Series 2004-GEL3, Class M1, 6.60%, 8/25/2034 (l)	479	475
Saxon Asset Securities Trust Series 2004-2, Class MV2, 4.01%, 8/25/2035 (l)	147	146
Securitized Asset-Backed Receivables LLC Trust Series 2005-OP1, Class M2, 5.70%, 1/25/2035 (l)	358	329
Stanwich Mortgage Loan Co. LLC Series 2021-NPB1, Class A2, 4.38%, 10/16/2026 (c) (h)	5,500	4,846
Structured Asset Securities Corp. Pass-Through Certificates Series 2002-AL1, Class A3, 3.45%, 2/25/2032	874	458
Tesla Auto Lease Trust Series 2021-B, Class B, 0.91%, 9/22/2025 (c)	1,800	1,699
Theorem Funding Trust Series 2022-3A, Class A, 7.60%, 4/15/2029 (c)	773	778
Upstart Pass-Through Trust
Series 2022-PT3, Class A, 19.64%, 4/20/2030 ‡ (c) (l)	1,951	1,958
Series 2022-PT4, Class A, 19.45%, 5/20/2030 ‡ (c) (l)	3,488	3,488
Upstart Securitization Trust
Series 2021-5, Class C, 4.15%, 11/20/2031 (c)	1,200	1,036
Series 2022-1, Class C, 5.71%, 3/20/2032 (c)	1,200	1,027
Series 2022-4, Class A, 5.98%, 8/20/2032 (c)	443	438
Wells Fargo Home Equity Asset-Backed Securities Trust
Series 2004-2, Class M8B, 5.00%, 10/25/2034 (c) (l)	290	258
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	109

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
United States — continued
Series 2004-2, Class M1, 5.92%, 10/25/2034 (l)	331	329
Series 2004-2, Class M8A, 9.52%, 10/25/2034 (c) (l)	290	288
		125,287
Total Asset-Backed Securities (Cost $134,558)		128,352
Equity Linked Notes — 1.1%
Canada — 1.1%
Royal Bank of Canada, ELN, 9.00%, 6/15/2023, (linked to Nasdaq-100 Index) (b) (Cost $98,865)	8	105,792
Foreign Government Securities — 1.0%
Angola — 0.0% ^
Republic of Angola
9.50%, 11/12/2025 (b)	970	957
8.25%, 5/9/2028 (b)	300	262
8.00%, 11/26/2029 (c)	1,550	1,304
8.00%, 11/26/2029 (b)	780	656
9.13%, 11/26/2049 (b)	840	627
		3,806
Argentina — 0.0% ^
Argentine Republic
1.00%, 7/9/2029	885	210
1.50%, 7/9/2035 (h)	5,116	1,138
3.88%, 1/9/2038 (h)	1,486	410
3.50%, 7/9/2041 (h)	3,395	848
1.50%, 7/9/2046 (h)	3,960	908
		3,514
Bahrain — 0.1%
Kingdom of Bahrain
7.00%, 1/26/2026 (b)	970	994
7.00%, 10/12/2028 (b)	1,400	1,431
6.75%, 9/20/2029 (b)	200	199
5.45%, 9/16/2032 (c)	481	429
6.00%, 9/19/2044 (b)	1,500	1,178
7.50%, 9/20/2047 (b)	970	879
		5,110
Brazil — 0.1%
Federative Republic of Brazil
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Brazil—continued
4.50%, 5/30/2029	2,730	2,589
8.25%, 1/20/2034	785	904
5.63%, 1/7/2041	950	841
5.00%, 1/27/2045	1,230	967
		5,301
Colombia — 0.1%
Republic of Colombia
4.50%, 1/28/2026 (a)	400	379
4.50%, 1/28/2026	350	332
3.88%, 4/25/2027	990	890
4.50%, 3/15/2029	600	521
8.00%, 4/20/2033 (a)	950	946
7.50%, 2/2/2034	593	566
7.38%, 9/18/2037	1,000	928
6.13%, 1/18/2041	950	746
5.00%, 6/15/2045	1,370	917
5.20%, 5/15/2049	420	283
4.13%, 5/15/2051	1,000	588
		7,096
Costa Rica — 0.0% ^
Republic of Costa Rica
6.13%, 2/19/2031 (b)	1,200	1,208
6.55%, 4/3/2034 (c)	1,490	1,518
7.00%, 4/4/2044 (b)	1,100	1,081
		3,807
Dominican Republic — 0.1%
Dominican Republic Government Bond
6.88%, 1/29/2026 (b)	1,200	1,221
5.95%, 1/25/2027 (b)	1,420	1,407
4.50%, 1/30/2030 (c)	790	698
7.05%, 2/3/2031 (c)	1,330	1,350
4.88%, 9/23/2032 (c)	1,090	937
7.45%, 4/30/2044 (b)	1,580	1,530
6.85%, 1/27/2045 (b)	500	449
6.50%, 2/15/2048 (b)	1,250	1,065
5.88%, 1/30/2060 (c)	880	671
		9,328
Ecuador — 0.0% ^
Republic of Ecuador
5.50%, 7/31/2030 (b) (h)	4,410	2,317
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Ecuador—continued
5.50%, 7/31/2030 (c) (h)	650	342
2.50%, 7/31/2035 (b) (h)	3,110	1,136
		3,795
Egypt — 0.1%
Arab Republic of Egypt
5.75%, 5/29/2024 (b)	1,720	1,427
3.88%, 2/16/2026 (c)	665	427
3.88%, 2/16/2026 (b)	600	385
7.50%, 1/31/2027 (b)	2,670	1,786
7.60%, 3/1/2029 (b)	800	489
5.88%, 2/16/2031 (a) (c)	482	257
7.05%, 1/15/2032 (c)	880	484
7.63%, 5/29/2032 (c)	750	418
8.70%, 3/1/2049 (c)	1,520	804
8.88%, 5/29/2050 (b)	250	132
8.15%, 11/20/2059 (c)	1,050	531
		7,140
El Salvador — 0.0% ^
Republic of El Salvador
6.38%, 1/18/2027 (b)	1,045	651
7.12%, 1/20/2050 (b)	1,437	697
		1,348
Gabon — 0.0% ^
Gabonese Republic 6.95%, 6/16/2025 (b)	1,050	966
Ghana — 0.0% ^
Republic of Ghana 10.75%, 10/14/2030 (b) (k)	520	350
Guatemala — 0.0% ^
Republic of Guatemala
5.38%, 4/24/2032 (b)	250	244
6.13%, 6/1/2050 (c)	720	675
		919
Iraq — 0.0% ^
Republic of Iraq 5.80%, 1/15/2028 (b)	1,985	1,850
Ivory Coast — 0.0% ^
Republic of Cote d'Ivoire
5.75%, 12/31/2032 (b) (h)	776	713
6.13%, 6/15/2033 (b)	2,530	2,129
		2,842
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Jordan — 0.0% ^
Hashemite Kingdom of Jordan 5.85%, 7/7/2030 (c)	1,810	1,621
Kenya — 0.0% ^
Republic of Kenya
6.88%, 6/24/2024 (b)	2,413	2,078
7.00%, 5/22/2027 (b)	400	320
6.30%, 1/23/2034 (c)	483	314
		2,712
Lebanon — 0.0% ^
Lebanese Republic
6.65%, 4/22/2024 (b) (k)	625	36
6.85%, 3/23/2027 (b) (k)	2,639	151
6.65%, 11/3/2028 (b) (k)	2,215	126
		313
Mongolia — 0.0% ^
State of Mongolia
3.50%, 7/7/2027 (b)	200	165
8.65%, 1/19/2028 (a) (c)	340	341
8.65%, 1/19/2028 (b)	400	401
4.45%, 7/7/2031 (b)	1,000	765
		1,672
Morocco — 0.0% ^
Kingdom of Morocco
5.95%, 3/8/2028 (c)	347	356
3.00%, 12/15/2032 (c)	690	557
6.50%, 9/8/2033 (c)	426	441
4.00%, 12/15/2050 (c)	650	444
		1,798
Namibia — 0.0% ^
Republic of Namibia 5.25%, 10/29/2025 (b)	400	379
Nigeria — 0.1%
Federal Republic of Nigeria
7.63%, 11/21/2025 (b)	1,000	904
6.50%, 11/28/2027 (c)	1,220	969
6.50%, 11/28/2027 (b)	2,020	1,604
8.75%, 1/21/2031 (b)	780	617
7.88%, 2/16/2032 (b)	710	524
7.63%, 11/28/2047 (b)	600	373
7.63%, 11/28/2047 (c)	1,290	801
		5,792
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	111

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Oman — 0.1%
Sultanate of Oman Government Bond
5.38%, 3/8/2027 (b)	1,020	1,015
6.00%, 8/1/2029 (b)	1,180	1,204
6.25%, 1/25/2031 (c)	264	273
7.38%, 10/28/2032 (c)	625	696
6.50%, 3/8/2047 (b)	340	318
6.75%, 1/17/2048 (b)	1,170	1,129
7.00%, 1/25/2051 (c)	301	299
		4,934
Pakistan — 0.0% ^
Islamic Republic of Pakistan
8.25%, 4/15/2024 (b)	1,430	710
8.25%, 9/30/2025 (b)	550	223
6.00%, 4/8/2026 (b)	450	161
7.38%, 4/8/2031 (c)	554	186
8.88%, 4/8/2051 (b)	767	255
		1,535
Paraguay — 0.0% ^
Republic of Paraguay
4.70%, 3/27/2027 (b)	400	392
6.10%, 8/11/2044 (b)	1,730	1,646
5.60%, 3/13/2048 (b)	350	306
5.40%, 3/30/2050 (c)	950	810
		3,154
Senegal — 0.0% ^
Republic of Senegal
6.25%, 5/23/2033 (b)	1,000	785
6.75%, 3/13/2048 (b)	650	433
6.75%, 3/13/2048 (c)	460	307
		1,525
Serbia — 0.0% ^
Republic of Serbia 6.50%, 9/26/2033 (c)	300	304
South Africa — 0.1%
Republic of South Africa
4.88%, 4/14/2026	220	213
4.30%, 10/12/2028	2,380	2,135
6.25%, 3/8/2041	2,500	2,089
5.00%, 10/12/2046	700	476
5.75%, 9/30/2049	1,550	1,114
		6,027
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Turkey — 0.2%
Republic of Turkey
5.60%, 11/14/2024	1,750	1,679
4.88%, 10/9/2026	1,100	984
9.88%, 1/15/2028	4,376	4,513
5.13%, 2/17/2028	940	818
9.38%, 3/14/2029 (a)	1,500	1,513
5.25%, 3/13/2030	1,050	862
9.38%, 1/19/2033	1,618	1,630
6.00%, 1/14/2041	1,040	781
4.88%, 4/16/2043	1,120	746
Turkiye Ihracat Kredi Bankasi A/S 9.38%, 1/31/2026 (c)	617	614
		14,140
Zambia — 0.0% ^
Republic of Zambia 8.97%, 7/30/2027 (b) (k)	800	369
Total Foreign Government Securities (Cost $130,623)		103,447
Convertible Bonds — 0.6%
Australia — 0.0% ^
DEXUS Finance Pty. Ltd. REIT, 2.30%, 6/19/2026 (b)	AUD1,600	1,013
Belgium — 0.0% ^
Groupe Bruxelles Lambert NV 2.13%, 11/29/2025 (b)	EUR400	450
Canada — 0.0% ^
Shopify, Inc. 0.13%, 11/1/2025	681	598
China — 0.1%
ESR Group Ltd. 1.50%, 9/30/2025 (b)	800	776
Hansoh Pharmaceutical Group Co. Ltd. Zero Coupon, 1/22/2026 (b)	600	569
Hello Group, Inc. 1.25%, 7/1/2025	1,149	1,135
Meituan Zero Coupon, 4/27/2028 (b)	1,200	987
PDD Holdings, Inc. Zero Coupon, 12/1/2025	1,120	1,060
Pharmaron Beijing Co. Ltd. Zero Coupon,6/18/2026 (b)	1,000	898
		5,425
France — 0.1%
Safran SA Series SAF, Zero Coupon, 4/1/2028 (b)	EUR434 (r)	461
Selena Sarl Series PUM, Zero Coupon, 6/25/2025 (b)	EUR300	304
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
France — continued
Ubisoft Entertainment SA Series UBI, Zero Coupon, 9/24/2024 (b)	EUR790 (r)	804
Worldline SA Zero Coupon, 7/30/2026 (b)	EUR610 (r)	574
		2,143
Germany — 0.0% ^
LEG Immobilien SE 0.40%, 6/30/2028 (b)	EUR200	167
MTU Aero Engines AG Series MTX, 0.05%, 3/18/2027 (b)	EUR1,000	1,016
Zalando SE Series B, 0.63%, 8/6/2027 (b)	EUR800	716
		1,899
Israel — 0.0% ^
Wix.com Ltd. Zero Coupon, 8/15/2025	1,673	1,453
Mexico — 0.0% ^
Fomento Economico Mexicano SAB de CV 2.63%, 2/24/2026 (b)	EUR400	468
New Zealand — 0.0% ^
Xero Investments Ltd. Zero Coupon, 12/2/2025 (b)	916	772
Singapore — 0.0% ^
Sea Ltd. 0.25%, 9/15/2026	1,234	978
South Korea — 0.0% ^
Delivery Hero SE Series A, 1.00%, 4/30/2026 (b)	EUR300	253
POSCO Holdings, Inc. Zero Coupon, 9/1/2026 (b)	EUR600	662
		915
Spain — 0.0% ^
Cellnex Telecom SA 0.75%, 11/20/2031 (b)	EUR1,200	1,056
Switzerland — 0.0% ^
Dufry One BV 0.75%, 3/30/2026 (b)	CHF600	594
United Arab Emirates — 0.0% ^
Abu Dhabi National Oil Co. 0.70%, 6/4/2024 (b)	1,800	1,705
United Kingdom — 0.1%
Barclays Bank plc Series VUN, Zero Coupon, 2/18/2025	508	521
Cornwall Jersey Ltd. 0.75%, 4/16/2026 (b)	GBP500	407
Just Eat Takeaway.com NV Series B, 0.63%, 2/9/2028 (b)	EUR600	433
Ocado Group plc 0.75%, 1/18/2027 (b)	GBP300	257
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Kingdom — continued
Shaftesbury Capital plc REIT, 2.00%, 3/30/2026	GBP500	547
Trainline plc 1.00%, 1/14/2026 (b)	GBP600	628
WH Smith plc 1.63%, 5/7/2026 (b)	GBP500	574
		3,367
United States — 0.3%
Affirm Holdings, Inc. Zero Coupon, 11/15/2026	1,508	952
Airbnb, Inc. Zero Coupon, 3/15/2026	693	604
Alteryx, Inc. 1.00%, 8/1/2026	1,137	940
Block, Inc. 0.25%, 11/1/2027	1,306	1,006
Cheesecake Factory, Inc. (The) 0.38%, 6/15/2026	740	616
Chegg, Inc. Zero Coupon, 9/1/2026	1,646	1,316
Cloudflare, Inc. Zero Coupon, 8/15/2026	766	632
Coinbase Global, Inc. 0.50%, 6/1/2026	429	276
Confluent, Inc. Zero Coupon, 1/15/2027	1,560	1,235
DISH Network Corp.
2.38%,3/15/2024	2,607	2,255
3.38%, 8/15/2026	4,533	2,135
DocuSign, Inc. Zero Coupon, 1/15/2024	1,575	1,510
Dropbox, Inc. Zero Coupon, 3/1/2026	999	883
Etsy, Inc. 0.25%, 6/15/2028	535	435
Expedia Group, Inc. Zero Coupon, 2/15/2026	669	590
Gulfport Energy Corp. 10.00% (Cash), 6/5/2023 ‡ * (e) (f) (i)	—	2,061
Halozyme Therapeutics, Inc. 0.25%, 3/1/2027	469	384
Liberty Interactive LLC
4.00%, 11/15/2029	3,709	677
3.75%, 2/15/2030	320	55
Okta, Inc. 0.13%, 9/1/2025	999	890
Peloton Interactive, Inc. Zero Coupon, 2/15/2026	1,133	840
Redwood Trust, Inc. REIT, 4.75%, 8/15/2023	716	705
Repay Holdings Corp. Zero Coupon, 2/1/2026 (c)	855	640
RingCentral, Inc.
Zero Coupon, 3/1/2025	1,093	973
Zero Coupon, 3/15/2026	1,704	1,383
RWT Holdings, Inc. 5.75%, 10/1/2025	313	271
Shift4 Payments, Inc. 0.50%, 8/1/2027	544	484
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	113

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — continued
United States — continued
Snap, Inc. Zero Coupon, 5/1/2027	1,328	963
Southern Co. (The) 3.88%, 12/15/2025 (c)	439	452
Splunk, Inc. 1.13%, 6/15/2027	657	562
Spotify USA, Inc. Zero Coupon, 3/15/2026	1,359	1,145
Teladoc Health, Inc. 1.25%, 6/1/2027	774	617
TripAdvisor, Inc. 0.25%, 4/1/2026	672	562
Uber Technologies, Inc. Zero Coupon, 12/15/2025	1,071	932
Unity Software, Inc. Zero Coupon, 11/15/2026	384	299
Vishay Intertechnology, Inc. 2.25%, 6/15/2025	756	739
Zillow Group, Inc. 2.75%, 5/15/2025	278	282
		31,301
Vietnam — 0.0% ^
No. Va Land Investment Group Corp. 5.25%, 7/16/2026 (b)	1,200	305
Total Convertible Bonds (Cost $63,294)		54,442
	SHARES (000)
Preferred Stocks — 0.5%
United States — 0.5%
Bank of America Corp.,
Series KK, 5.38%, 6/25/2024 ($25 par value) (s)	92	2,185
Series LL, 5.00%, 9/17/2024 ($25 par value) (s)	35	784
Goodman Networks, Inc. ‡ *	64	—
Morgan Stanley,
Series I, 6.38%, 10/15/2024 ($25 par value) (s)	72	1,803
Series K, 5.85%, 4/15/2027 ($25 par value) (s)	295	7,382
Series P, 6.50%, 10/15/2027 ($25 par value) (s)	200	5,229
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡	2,316	1,882
SCE Trust VI 5.00%, 6/26/2022 ($25 par value) (s)	450	8,901
Southern Co. (The) Series 2020, 4.95%, 1/30/2080 ($25 par value)	122	2,817
State Street Corp. Series G, 5.35%, 3/15/2026 ($25 par value) (s)	43	1,095
INVESTMENTS	SHARES (000)	VALUE ($000)

United States — continued
Truist Financial Corp. Series R, 4.75%, 9/1/2025 ($25 par value) (s)	43	924
Wells Fargo & Co.,
Series Y, 5.63%, 6/15/2023 ($25 par value) (s)	153	3,608
Series Z, 4.75%, 3/15/2025 ($25 par value) (s)	722	14,535
Total Preferred Stocks (Cost $56,914)		51,145
Convertible Preferred Stocks — 0.2%
United States — 0.2%
AMG Capital Trust II 5.15%, 10/15/2037 ($50 par value)	20	942
Bank of America Corp. Series L, 7.25% ($1,000 par value)	2	2,550
Claire's Stores, Inc. ‡ *	3	7,436
KKR Group Co., Inc. Series C, 6.00%, 9/15/2023 ($50 par value)	6	380
NextEra Energy, Inc. 6.93%, 9/1/2025 ($49 par value)	45	2,116
Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	1	1,717
Total Convertible Preferred Stocks (Cost $8,508)		15,141
	PRINCIPAL AMOUNT ($000)
U.S. Government Agency Securities — 0.1%
United States — 0.1%
FHLB
DN, 5.29%, 9/5/2023 (t)	3,300	3,243
DN, 5.18%, 2/1/2024 (t)	3,400	3,283
4.88%, 6/14/2024	3,300	3,302
Total U.S. Government Agency Securities (Cost $9,801)		9,828
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
United Kingdom — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD ‡ *	47	951
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — continued
United States — 0.0% ^
Cineworld Group plc expiring 11/23/2025, price 4,149.00 GBP *	17	—
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *	4	30
		30
Total Warrants (Cost $—)		981
	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 0.0% ^
United States — 0.0% ^
FNMA UMBS, 20 Year Pool # CA1231, 3.50%, 2/1/2038	235	226
FNMA UMBS, 30 Year
Pool # MA4398, 2.00%, 8/1/2051	566	472
Pool # MA4465, 2.00%, 11/1/2051	50	42
Pool # MA4548, 2.50%, 2/1/2052	19	16
Pool # MA4563, 2.50%, 3/1/2052	56	49
Pool # MA4564, 3.00%, 3/1/2052	17	15
Pool # MA4733, 4.50%, 9/1/2052	96	94
Total Mortgage-Backed Securities (Cost $1,045)		914
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Luxembourg — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025‡ *	56	1
Singapore — 0.0% ^
Keppel Infrastructure Trust, expiring 5/10/2023*	133	2
United States — 0.0% ^
Vistra Corp., expiring 12/31/2049‡ *	488	622
Total Rights (Cost $1)		625
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 8.0%
Certificates of Deposits — 0.0% ^
Bank of America Corp., 5.37%, 4/26/2024	2,400	2,400
Barclays Bank plc, 5.72%, 12/7/2023	734	735
Mizuho Bank Ltd., 5.40%, 12/14/2023	1,059	1,058
Oversea-Chinese Banking Corp. Ltd., 5.28%, 7/5/2023	1,063	1,063
Svenska Handelsbanken AB, 3.46%, 6/13/2023	250	250
Total Certificates of Deposits (Cost $5,506)		5,506
Commercial Paper — 1.2%
3M Co., 5.55%, 9/7/2023 (t)	544	534
American Electric Power Co., Inc., 5.28%, 7/20/2023 (t)	250	247
American Honda Finance Corp., 5.01%, 5/5/2023 (t)	1,600	1,598
AT&T, Inc., 5.68%, 12/20/2023 (t)	476	459
Australia & New Zealand Banking Group Ltd.
5.17%, 9/12/2023 (t)	1,412	1,384
5.47%, 12/6/2023 (t)	1,205	1,167
5.39%, 12/15/2023 (t)	1,225	1,184
Banco Del Estado De Chile, 5.22%, 7/18/2023 (t)	1,600	1,582
Banco Santander SA
5.27%, 8/23/2023 (t)	1,029	1,011
5.63%, 2/22/2024 (t)	1,012	968
Banque et Caisse d'Epargne de l'Etat, 5.09%, 6/23/2023 (t)	4,786	4,749
BASF SE, 5.60%, 12/1/2023 (t)	767	742
BNG Bank NV, 4.93%, 5/17/2023 (t)	5,400	5,386
CDP Financial, Inc.
5.14%, 7/21/2023 (c) (t)	5,400	5,335
5.19%, 7/24/2023 (c) (t)	5,400	5,332
Centrica plc, 5.46%, 6/9/2023 (t)	441	438
Citigroup Global Markets, Inc.
5.52%, 11/27/2023 (t)	1,222	1,183
5.43%, 1/8/2024 (t)	589	567
Cooperatieve Rabobank UA, 5.21%, 8/14/2023 (t)	1,237	1,218
Credit Agricole Corporate and Investment Bank, 4.89%, 5/24/2023 (t)	710	707
Credit Industriel et Commercial, 5.03%, 7/19/2023 (t)	1,000	988
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	115

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Commercial Paper — continued
DNB Bank ASA
5.13%, 10/10/2023 (t)	1,000	976
5.38%, 12/19/2023 (t)	1,020	986
DZ Bank AG, 5.00%, 7/27/2023 (t)	1,041	1,028
Electricite de France, 5.25%, 5/3/2023 (t)	2,000	1,999
Estee Lauder Cos., Inc. (The), 5.21%, 10/11/2023 (t)	2,650	2,588
Export Development Corp., 4.94%, 7/12/2023 (t)	3,400	3,365
Federation des Caisses Desjardins du Quebec, 5.13%, 8/18/2023 (t)	2,200	2,165
First Abu Dhabi Bank PJSC, 5.14%, 6/6/2023 (t)	3,000	2,984
FMS Wertmanagement, 4.82%, 5/30/2023 (t)	3,300	3,286
Glencore Funding LLC, 5.15%, 5/16/2023 (t)	1,200	1,197
GTA Funding LLC, 4.90%, 5/24/2023 (t)	1,800	1,794
Haleon UK Capital plc, 5.42%, 5/16/2023 (t)	1,450	1,446
Henkel US Operations Corp., 4.31%, 9/7/2023 (t)	78	77
HSBC USA, Inc., 6.06%, 12/7/2023 (t)	1,188	1,149
ING US Funding LLC
5.50%, 9/11/2023 (t)	641	628
5.27%, 9/21/2023 (t)	800	783
5.12%, 10/16/2023 (t)	1,000	975
John Deere Canada ULC, 5.10%, 7/6/2023 (t)	2,650	2,625
Korea Development Bank (The), 5.02%, 7/7/2023 (t)	1,800	1,782
Lloyds Bank Corporate Markets plc
5.25%, 9/11/2023 (t)	600	588
5.35%, 11/10/2023 (t)	900	874
LMA-Americas LLC, 5.15%, 7/18/2023 (t)	1,000	988
L'Oreal SA, 5.18%, 10/13/2023 (t)	2,650	2,587
LVMH Moet Hennessy Louis Vuitton, Inc.
5.15%, 8/21/2023 (t)	1,700	1,673
5.08%, 9/6/2023 (t)	1,100	1,080
Macquarie Bank Ltd., 5.49%, 11/15/2023 (t)	1,000	971
MUFG Bank Ltd., 5.21%, 5/15/2023 (t)	653	651
National Bank of Canada
5.22%, 6/7/2023 (t)	1,250	1,243
5.17%, 7/10/2023 (t)	2,650	2,623
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Natixis SA
5.33%, 9/8/2023 (t)	1,000	980
5.29%, 10/6/2023 (t)	1,000	976
Nederlandse Waterschapsbank NV, 5.03%, 10/11/2023 (t)	2,000	1,952
Ontario Teachers' Finance Trust
4.98%, 8/3/2023 (c) (t)	4,000	3,946
5.30%, 11/17/2023 (c) (t)	3,400	3,302
Province of British Columbia, 4.77%, 5/25/2023 (t)	2,200	2,192
PSP Capital, Inc.
4.94%, 8/18/2023 (c) (t)	1,850	1,821
5.39%, 11/28/2023 (c) (t)	1,600	1,551
Royal Bank of Canada
5.53%, 12/8/2023 (t)	850	822
5.51%, 12/12/2023 (t)	333	322
Sanofi, 5.16%, 10/13/2023 (t)	2,650	2,586
Skandinaviska Enskilda Banken AB
5.05%, 7/13/2023 (t)	1,800	1,781
5.14%, 10/25/2023 (t)	1,000	973
Societe Generale SA, 5.44%, 12/15/2023 (t)	1,101	1,064
Southern Co.(The), 5.17%, 5/5/2023 (t)	2,000	1,998
Standard Chartered Bank, 5.58%, 2/21/2024 (t)	1,700	1,627
Svenska Handelsbanken AB, 5.36%, 10/10/2023 (t)	2,175	2,123
Tampa Electric Co., 5.38%, 5/8/2023 (t)	2,000	1,997
TELUS Corp., 5.10%, 5/25/2023 (t)	850	847
Toyota Industries Commercial Finance, Inc., 4.02%, 6/9/2023 (c) (t)	111	110
TransCanada PipeLines Ltd., 5.55%, 8/11/2023 (t)	424	417
United Overseas Bank Ltd.
0.0%, 7/28/2023 (t)	2,650	2,615
5.35%, 8/28/2023 (t)	2,700	2,652
Westpac Banking Corp.
5.52%, 8/23/2023 (t)	912	897
5.23%, 10/11/2023 (t)	1,000	976
Total Commercial Paper (Cost $122,491)		122,417
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Funds	April 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 5.0%
JPMorgan Prime Money Market Fund Class IM Shares, 4.95% (m) (u)	63,804	63,823
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (m) (u)	437,955	438,087
Total Investment Companies (Cost $501,902)		501,910
Investment of Cash Collateral from Securities Loaned — 1.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (m) (u)	147,934	147,949
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (m) (u)	18,093	18,093
Total Investment of Cash Collateral from Securities Loaned (Cost $166,082)		166,042
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills, 4.73%, 5/25/2023 (t)(Cost $5,882)	5,900	5,883
Total Short-Term Investments (Cost $801,863)		801,758
Total Investments — 102.0% (Cost $10,207,198)		10,169,482
Liabilities in Excess of Other Assets — (2.0)%		(200,454)
NET ASSETS — 100.0%		9,969,028

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CHF	Swiss Franc
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligations
CME	Chicago Mercantile Exchange
CSMC	Credit Suisse Mortgage Trust
CVA	Dutch Certification
DN	Discount Notes
ELN	Equity-Linked Note
ETF	Exchange Traded Fund
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
HB
High Coupon Bonds (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal.
The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of April
30, 2023. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	117

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 is $159,198.
(b)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)
Contingent Capital security (“CoCo”). CoCos are hybrid
debt securities that may be convertible into equity or
may be written down if a pre-specified trigger event
occurs. The total value of aggregate CoCo holdings at
April 30, 2023 is $175,085 or 1.76% of the Fund’s
net assets as of April 30, 2023.

(e)	Security is an interest bearing note with preferred security characteristics.
(f)
Security is perpetual and thus, does not have a
predetermined maturity date. The coupon rate for this
security is fixed for a period of time and may be
structured to adjust thereafter. The date shown, if
applicable, reflects the next call date. The coupon rate
shown is the rate in effect as of April 30, 2023.

(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of April 30, 2023.
(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of April 30, 2023.

(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	Defaulted security.
(l)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of April 30, 2023.

(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of April 30, 2023. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(r)	Amount represents Units.
(s)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of April 30, 2023.
(t)	The rate shown is the effective yield as of April 30, 2023.
(u)	The rate shown is the current yield as of April 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Funds	April 30, 2023

Summary of Investments by Industry, April 30, 2023
The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENT OF TOTAL INVESTMENTS
Banks	8.7%
Exchange-Traded Fund	7.6
Oil, Gas & Consumable Fuels	6.4
Commercial Mortgage-Backed Securities	3.9
Diversified Telecommunication Services	3.6
Collateralized Mortgage Obligations	3.6
Electric Utilities	3.2
Media	2.9
Pharmaceuticals	2.9
Capital Markets	2.7
Insurance	2.4
Semiconductors & Semiconductor Equipment	1.9
Health Care Providers & Services	1.7
Hotels, Restaurants & Leisure	1.6
U.S. Treasury Notes	1.4
Chemicals	1.4
Metals & Mining	1.3
Food Products	1.3
Asset-Backed Securities	1.3
Automobile Components	1.2
Multi-Utilities	1.2
Wireless Telecommunication Services	1.2
Specialty Retail	1.1
Consumer Staples Distribution & Retail	1.1
Consumer Finance	1.1
Convertible Bonds	1.0
Foreign Government Securities	1.0
Beverages	1.0
Specialized REITs	1.0
Machinery	1.0
Others (each less than 1.0%)	20.4
Short-Term Investments	7.9
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of April 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	26,460	06/21/2023	USD	3,054,890	90,435
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	119

JPMorgan Income Builder Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF April 30, 2023  (Unaudited) (continued)
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
EURO STOXX 50 Index	(4,735)	06/16/2023	EUR	(225,970)	(15,354)
NASDAQ 100 E-Mini Index	(160)	06/16/2023	USD	(42,623)	(3,984)
S&P 500 E-Mini Index	(558)	06/16/2023	USD	(116,873)	(2,680)
(22,018)
68,417

Abbreviations
EUR	Euro
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Funds	April 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$2,884,784	$8,729,752
Investments in affiliates, at value	211,231	1,273,688
Investments of cash collateral received from securities loaned, at value (See Note 2.F.)	36,171	166,042
Cash	10,066	7,060
Foreign currency, at value	581	647
Deposits at broker for futures contracts	2,990	—
Receivables:
Investment securities sold	193,834	8,430
Investment securities sold — delayed delivery securities	—	409
Fund shares sold	1,386	4,440
Interest from non-affiliates	10,388	56,244
Dividends from non-affiliates	2,437	11,620
Dividends from affiliates	1,055	1,802
Tax reclaims	2,431	10,350
Securities lending income (See Note 2.F.)	67	160
Variation margin on futures contracts	2,536	22,411
Unrealized appreciation on forward foreign currency exchange contracts	5,366	—
Total Assets	3,365,323	10,293,055
LIABILITIES:
Payables:
Investment securities purchased	7,171	136,880
Investment securities purchased — delayed delivery securities	—	3,377
Collateral received on securities loaned (See Note 2.F.)	36,171	166,042
Fund shares redeemed	3,489	10,807
Unrealized depreciation on forward foreign currency exchange contracts	5,886	—
Accrued liabilities:
Investment advisory fees	1,441	3,218
Administration fees	176	616
Distribution fees	319	1,633
Service fees	268	217
Custodian and accounting fees	265	534
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)
Deferred foreign capital gains tax	—	222
Other	244	481
Total Liabilities	55,430	324,027
Net Assets	$3,309,893	$9,969,028

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	121

STATEMENTS OF ASSETS AND LIABILITIES
AS OF April 30, 2023 (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
NET ASSETS:
Paid-in-Capital	$3,460,290	$10,677,890
Total distributable earnings (loss)	(150,397)	(708,862)
Total Net Assets	$3,309,893	$9,969,028
Net Assets:
Class A	$632,635	$4,483,486
Class C	301,748	1,146,089
Class I	1,593,451	3,938,039
Class R2	4,301	—
Class R3	1,425	—
Class R4	1,526	—
Class R5	42	—
Class R6	774,765	401,414
Total	$3,309,893	$9,969,028
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	35,488	470,429
Class C	17,300	120,616
Class I	88,700	412,446
Class R2	243	—
Class R3	80	—
Class R4	86	—
Class R5	2	—
Class R6	43,137	42,037
Net Asset Value (a):
Class A — Redemption price per share	$17.83	$9.53
Class C — Offering price per share (b)	17.44	9.50
Class I — Offering and redemption price per share	17.96	9.55
Class R2 — Offering and redemption price per share	17.67	—
Class R3 — Offering and redemption price per share	17.89	—
Class R4 — Offering and redemption price per share	17.83	—
Class R5 — Offering and redemption price per share	17.97	—
Class R6 — Offering and redemption price per share	17.96	9.55
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.67	$9.98
Cost of investments in non-affiliates	$2,561,892	$8,739,287
Cost of investments in affiliates	224,367	1,301,829
Cost of foreign currency	1,474	538
Investment securities on loan, at value (See Note 2.F.)	35,251	159,198
Cost of investment of cash collateral (See Note 2.F.)	36,173	166,082

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Funds	April 30, 2023

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited)
(Amounts in thousands)

	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20,002	$180,702
Interest income from affiliates	142	196
Dividend income from non-affiliates	20,850	76,848
Dividend income from affiliates	6,815	30,902
Income from securities lending (net) (See Note 2.F.)	223	1,571
Foreign taxes withheld (net)	(1,391)	(5,481)
Total investment income	46,641	284,738
EXPENSES:
Investment advisory fees	9,044	21,164
Administration fees	1,233	3,753
Distribution fees:
Class A	768	5,547
Class C	1,176	4,588
Class R2	12	—
Class R3	2	—
Service fees:
Class A	768	5,547
Class C	392	1,529
Class I	2,037	5,022
Class R2	6	—
Class R3	2	—
Class R4	2	—
Class R5	— (a)	—
Custodian and accounting fees	299	603
Interest expense to affiliates	59	118
Professional fees	108	105
Trustees’ and Chief Compliance Officer’s fees	19	33
Printing and mailing costs	102	315
Registration and filing fees	100	124
Transfer agency fees (See Note 2.L.)	33	103
Other	27	59
Total expenses	16,189	48,610
Less fees waived	(2,237)	(11,273)
Less expense reimbursements	(4)	(803)
Net expenses	13,948	36,534
Net investment income (loss)	32,693	248,204

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	123

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2023 (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan Global Allocation Fund	JPMorgan Income Builder Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$67,049	$(89,087)(a)
Investments in affiliates	49	35
Options purchased	(11,484)	—
Futures contracts	(15,382)	(137,782)
Foreign currency transactions	1,095	787
Forward foreign currency exchange contracts	(52,119)	—
Net realized gain (loss)	(10,792)	(226,047)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	246,190	653,959 (b)
Investments in affiliates	2,695	11,097
Futures contracts	39,197	140,884
Foreign currency translations	2,177	1,097
Forward foreign currency exchange contracts	(6,911)	—
Unfunded commitments	—	7
Change in net unrealized appreciation/depreciation	283,348	807,044
Net realized/unrealized gains (losses)	272,556	580,997
Change in net assets resulting from operations	$305,249	$829,201

(a)
Net of foreign capital gains tax of $(65).
(b)
Net of change in foreign capital gains tax of $41.
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Funds	April 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,693	$48,884	$248,204	$487,922
Net realized gain (loss)	(10,792)	(228,612)	(226,047)	(411,754)
Change in net unrealized appreciation/depreciation	283,348	(822,865)	807,044	(2,070,349)
Change in net assets resulting from operations	305,249	(1,002,593)	829,201	(1,994,181)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,091)	(73,481)	(111,848)	(439,976)
Class C	(11,724)	(45,949)	(27,388)	(154,753)
Class I	(62,359)	(255,254)	(103,346)	(467,053)
Class R2	(186)	(600)	—	—
Class R3	(55)	(121)	—	—
Class R4	(53)	(136)	—	—
Class R5	(3)	(8)	—	—
Class R6	(27,002)	(101,356)	(10,484)	(40,165)
Total distributions to shareholders	(124,473)	(476,905)	(253,066)	(1,101,947)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(152,174)	(361,808)	(781,224)	(408,719)
NET ASSETS:
Change in net assets	28,602	(1,841,306)	(205,089)	(3,504,847)
Beginning of period	3,281,291	5,122,597	10,174,117	13,678,964
End of period	$3,309,893	$3,281,291	$9,969,028	$10,174,117
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$88,392	$216,187	$417,364	$1,060,358
Distributions reinvested	21,152	67,553	103,692	404,267
Cost of shares redeemed	(110,753)	(218,876)	(640,554)	(1,187,511)
Change in net assets resulting from Class A capital transactions	(1,209)	64,864	(119,498)	277,114
Class C
Proceeds from shares issued	9,164	30,932	37,159	113,805
Distributions reinvested	10,860	41,472	26,230	147,746
Cost of shares redeemed	(59,335)	(119,980)	(273,906)	(680,135)
Change in net assets resulting from Class C capital transactions	(39,311)	(47,576)	(210,517)	(418,584)
Class I
Proceeds from shares issued	215,780	417,741	336,990	805,155
Distributions reinvested	52,368	215,638	93,274	420,510
Cost of shares redeemed	(423,409)	(956,605)	(867,757)	(1,521,305)
Change in net assets resulting from Class I capital transactions	(155,261)	(323,226)	(437,493)	(295,640)
Class R2
Proceeds from shares issued	307	805	—	—
Distributions reinvested	186	600	—	—
Cost of shares redeemed	(1,293)	(1,472)	—	—
Change in net assets resulting from Class R2 capital transactions	(800)	(67)	—	—
Class R3
Proceeds from shares issued	76	1,324	—	—
Distributions reinvested	24	5	—	—
Cost of shares redeemed	(164)	(450)	—	—
Change in net assets resulting from Class R3 capital transactions	(64)	879	—	—
Class R4
Proceeds from shares issued	136	705	—	—
Distributions reinvested	53	136	—	—
Cost of shares redeemed	(414)	(115)	—	—
Change in net assets resulting from Class R4 capital transactions	(225)	726	—	—
Class R5
Proceeds from shares issued	10	11	—	—
Distributions reinvested	3	8	—	—
Cost of shares redeemed	(35)	(23)	—	—
Change in net assets resulting from Class R5 capital transactions	(22)	(4)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Funds	April 30, 2023

	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$84,793	$51,915	$29,264	$77,792
Distributions reinvested	25,070	96,450	10,337	39,614
Cost of shares redeemed	(65,145)	(205,769)	(53,317)	(89,015)
Change in net assets resulting from Class R6 capital transactions	44,718	(57,404)	(13,716)	28,391
Total change in net assets resulting from capital transactions	$(152,174)	$(361,808)	$(781,224)	$(408,719)
SHARE TRANSACTIONS:
Class A
Issued	5,031	10,906	44,158	103,460
Reinvested	1,254	3,154	11,030	38,265
Redeemed	(6,325)	(11,354)	(68,011)	(117,153)
Change in Class A Shares	(40)	2,706	(12,823)	24,572
Class C
Issued	534	1,553	3,947	10,976
Reinvested	657	1,961	2,799	13,907
Redeemed	(3,452)	(6,369)	(29,093)	(67,193)
Change in Class C Shares	(2,261)	(2,855)	(22,347)	(42,310)
Class I
Issued	12,211	20,991	35,658	78,373
Reinvested	3,084	10,009	9,906	39,674
Redeemed	(23,969)	(50,007)	(92,099)	(151,346)
Change in Class I Shares	(8,674)	(19,007)	(46,535)	(33,299)
Class R2
Issued	18	41	—	—
Reinvested	11	28	—	—
Redeemed	(75)	(77)	—	—
Change in Class R2 Shares	(46)	(8)	—	—
Class R3
Issued	4	67	—	—
Reinvested	2	— (a)	—	—
Redeemed	(9)	(23)	—	—
Change in Class R3 Shares	(3)	44	—	—
Class R4
Issued	8	40	—	—
Reinvested	3	6	—	—
Redeemed	(23)	(6)	—	—
Change in Class R4 Shares	(12)	40	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Global Allocation Fund		JPMorgan Income Builder Fund
	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	— (a)	1	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(2)	(1)	—	—
Change in Class R5 Shares	(2)	— (a)	—	—
Class R6
Issued	4,830	2,621	3,097	7,621
Reinvested	1,477	4,487	1,098	3,749
Redeemed	(3,751)	(11,269)	(5,639)	(8,796)
Change in Class R6 Shares	2,556	(4,161)	(1,444)	2,574

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Funds	April 30, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

129

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$16.91	$0.16	$1.43	$1.59	$(0.67)	$—	$(0.67)
Year Ended October 31, 2022	23.57	0.19	(4.69)	(4.50)	(0.36)	(1.80)	(2.16)
Year Ended October 31, 2021	19.27	0.22	4.50	4.72	(0.28)	(0.14)	(0.42)
Year Ended October 31, 2020	18.82	0.27	0.46	0.73	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.71	0.36	1.22	1.58	(0.47)	—	(0.47)
Year Ended October 31, 2018	18.63	0.31	(0.63)	(0.32)	(0.31)	(0.29)	(0.60)
Class C
Six Months Ended April 30, 2023 (Unaudited)	16.58	0.11	1.39	1.50	(0.64)	—	(0.64)
Year Ended October 31, 2022	23.15	0.09	(4.58)	(4.49)	(0.28)	(1.80)	(2.08)
Year Ended October 31, 2021	18.94	0.11	4.41	4.52	(0.17)	(0.14)	(0.31)
Year Ended October 31, 2020	18.54	0.18	0.46	0.64	(0.24)	—	(0.24)
Year Ended October 31, 2019	17.47	0.27	1.19	1.46	(0.39)	—	(0.39)
Year Ended October 31, 2018	18.39	0.22	(0.63)	(0.41)	(0.22)	(0.29)	(0.51)
Class I
Six Months Ended April 30, 2023 (Unaudited)	17.02	0.18	1.44	1.62	(0.68)	—	(0.68)
Year Ended October 31, 2022	23.72	0.24	(4.73)	(4.49)	(0.41)	(1.80)	(2.21)
Year Ended October 31, 2021	19.39	0.28	4.52	4.80	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2020	18.91	0.32	0.47	0.79	(0.31)	—	(0.31)
Year Ended October 31, 2019	17.79	0.41	1.22	1.63	(0.51)	—	(0.51)
Year Ended October 31, 2018	18.71	0.37	(0.65)	(0.28)	(0.35)	(0.29)	(0.64)
Class R2
Six Months Ended April 30, 2023 (Unaudited)	16.78	0.12	1.42	1.54	(0.65)	—	(0.65)
Year Ended October 31, 2022	23.40	0.12	(4.65)	(4.53)	(0.29)	(1.80)	(2.09)
Year Ended October 31, 2021	19.14	0.14	4.45	4.59	(0.19)	(0.14)	(0.33)
Year Ended October 31, 2020	18.73	0.20	0.46	0.66	(0.25)	—	(0.25)
Year Ended October 31, 2019	17.64	0.30	1.20	1.50	(0.41)	—	(0.41)
Year Ended October 31, 2018	18.57	0.25	(0.62)	(0.37)	(0.27)	(0.29)	(0.56)
Class R3
Six Months Ended April 30, 2023 (Unaudited)	16.97	0.15	1.43	1.58	(0.66)	—	(0.66)
Year Ended October 31, 2022	23.65	0.16	(4.70)	(4.54)	(0.34)	(1.80)	(2.14)
Year Ended October 31, 2021	19.34	0.20	4.50	4.70	(0.25)	(0.14)	(0.39)
Year Ended October 31, 2020	18.90	0.24	0.48	0.72	(0.28)	—	(0.28)
Year Ended October 31, 2019	17.79	0.34	1.22	1.56	(0.45)	—	(0.45)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.88)	(0.86)	—	—	—
Class R4
Six Months Ended April 30, 2023 (Unaudited)	16.91	0.17	1.42	1.59	(0.67)	—	(0.67)
Year Ended October 31, 2022	23.57	0.21	(4.68)	(4.47)	(0.39)	(1.80)	(2.19)
Year Ended October 31, 2021	19.28	0.26	4.48	4.74	(0.31)	(0.14)	(0.45)
Year Ended October 31, 2020	18.81	0.30	0.47	0.77	(0.30)	—	(0.30)
Year Ended October 31, 2019	17.71	0.42	1.17	1.59	(0.49)	—	(0.49)
October 1, 2018 (j) through October 31, 2018	18.56	0.02	(0.87)	(0.85)	—	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(d)(h)	Portfolio turnover rate (including securities sold short)(d)(h)

$17.83	9.60%	$632,635	1.01%	1.83%	1.17%	65%	— %
16.91	(20.90)	600,741	1.03 (i)	0.98	1.18 (i)	92	100
23.57	24.67	773,563	1.04 (i)	0.97	1.18 (i)	101	110
19.27	3.94	472,779	1.03 (i)	1.45	1.19 (i)	105	116
18.82	9.08	443,776	1.05 (i)	2.00	1.26 (i)	111	139
17.71	(1.81)	344,414	1.06 (i)	1.67	1.28 (i)	108	131

17.44	9.28	301,748	1.51	1.32	1.67	65	—
16.58	(21.26)	324,254	1.53 (i)	0.47	1.68 (i)	92	100
23.15	24.02	519,020	1.54 (i)	0.49	1.68 (i)	101	110
18.94	3.44	463,256	1.54 (i)	0.95	1.69 (i)	105	116
18.54	8.54	526,390	1.55 (i)	1.49	1.76 (i)	111	139
17.47	(2.32)	511,863	1.56 (i)	1.18	1.78 (i)	108	131

17.96	9.73	1,593,451	0.76	2.07	0.92	65	—
17.02	(20.74)	1,657,768	0.78 (i)	1.22	0.93 (i)	92	100
23.72	24.96	2,760,026	0.79 (i)	1.23	0.93 (i)	101	110
19.39	4.25	2,091,223	0.78 (i)	1.71	0.93 (i)	105	116
18.91	9.36	2,170,359	0.80 (i)	2.25	1.00 (i)	111	139
17.79	(1.58)	1,855,964	0.82 (i)	1.95	1.03 (i)	108	131

17.67	9.40	4,301	1.38	1.44	1.45	65	—
16.78	(21.17)	4,859	1.40 (i)	0.62	1.45 (i)	92	100
23.40	24.16	6,946	1.41 (i)	0.61	1.45 (i)	101	110
19.14	3.55	5,724	1.40 (i)	1.09	1.46 (i)	105	116
18.73	8.69	5,394	1.42 (i)	1.64	1.56 (i)	111	139
17.64	(2.09)	3,658	1.39 (i)	1.35	1.56 (i)	108	131

17.89	9.54	1,425	1.13	1.71	1.17	65	—
16.97	(21.01)	1,410	1.15 (i)	0.83	1.18 (i)	92	100
23.65	24.47	932	1.16 (i)	0.86	1.18 (i)	101	110
19.34	3.85	720	1.15 (i)	1.22	1.26 (i)	105	116
18.90	8.97	50	1.17 (i)	1.83	1.44 (i)	111	139
17.79	(4.61)	19	1.23 (i)	1.08	1.38 (i)	108	131

17.83	9.63	1,526	0.88	1.96	0.92	65	—
16.91	(20.78)	1,656	0.89 (i)	1.11	0.93 (i)	92	100
23.57	24.77	1,377	0.91 (i)	1.12	0.93 (i)	101	110
19.28	4.13	688	0.90 (i)	1.59	0.95 (i)	105	116
18.81	9.20	631	0.92 (i)	2.29	1.02 (i)	111	139
17.71	(4.58)	19	0.98 (i)	1.33	1.13 (i)	108	131
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	131

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Allocation Fund (continued)
Class R5
Six Months Ended April 30, 2023 (Unaudited)	$17.04	$0.17	$1.44	$1.61	$(0.68)	$—	$(0.68)
Year Ended October 31, 2022	23.73	0.25	(4.72)	(4.47)	(0.42)	(1.80)	(2.22)
Year Ended October 31, 2021	19.39	0.33	4.48	4.81	(0.33)	(0.14)	(0.47)
Year Ended October 31, 2020	18.92	0.33	0.46	0.79	(0.32)	—	(0.32)
Year Ended October 31, 2019	17.80	0.42	1.22	1.64	(0.52)	—	(0.52)
October 1, 2018 (j) through October 31, 2018	18.65	0.02	(0.87)	(0.85)	—	—	—
Class R6
Six Months Ended April 30, 2023 (Unaudited)	17.02	0.20	1.42	1.62	(0.68)	—	(0.68)
Year Ended October 31, 2022	23.71	0.27	(4.72)	(4.45)	(0.44)	(1.80)	(2.24)
Year Ended October 31, 2021	19.38	0.31	4.52	4.83	(0.36)	(0.14)	(0.50)
Year Ended October 31, 2020	18.91	0.35	0.46	0.81	(0.34)	—	(0.34)
Year Ended October 31, 2019	17.79	0.43	1.22	1.65	(0.53)	—	(0.53)
November 1, 2017 (j) through October 31, 2018	18.74	0.37	(0.65)	(0.28)	(0.38)	(0.29)	(0.67)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(h)
The Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For the six months ended April
30, 2023 the Fund did not transact in securities sold short.

(i)

	April 30, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019	October 31, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	— %	1.02%	1.03%	1.02%	1.02%	1.02%
Class C	— %	1.52%	1.53%	1.53%	1.52%	1.52%
Class I	— %	0.77%	0.78%	0.77%	0.77%	0.78%
Class R2	— %	1.39%	1.40%	1.39%	1.39%	1.35%
Class R3	— %	1.14%	1.15%	1.14%	1.14%	1.19%
Class R4	— %	0.88%	0.90%	0.89%	0.89%	0.94%
Class R5	— %	0.74%	0.75%	0.74%	0.75%	0.69%
Class R6	— %	0.64%	0.65%	0.64%	0.64%	0.64%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	— %	1.17%	1.17%	1.18%	1.23%	1.24%
Class C	— %	1.67%	1.67%	1.68%	1.73%	1.74%
Class I	— %	0.92%	0.92%	0.92%	0.97%	0.99%
Class R2	— %	1.44%	1.44%	1.45%	1.53%	1.52%
Class R3	— %	1.17%	1.17%	1.25%	1.41%	1.34%
Class R4	— %	0.92%	0.92%	0.94%	0.99%	1.09%
Class R5	— %	0.78%	0.80%	0.96%	0.97%	0.84%
Class R6	— %	0.67%	0.67%	0.67%	0.72%	0.74%

(j)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)(d)(h)	Portfolio turnover rate (including securities sold short)(d)(h)

$17.97	9.67%	$42	0.73%	1.98%	0.81%	65%	— %
17.04	(20.66)	61	0.75 (i)	1.26	0.79 (i)	92	100
23.73	25.00	89	0.76 (i)	1.43	0.81 (i)	101	110
19.39	4.23	22	0.75 (i)	1.73	0.97 (i)	105	116
18.92	9.39	21	0.78 (i)	2.27	1.00 (i)	111	139
17.80	(4.56)	19	0.73 (i)	1.58	0.88 (i)	108	131

17.96	9.77	774,765	0.63	2.23	0.67	65	—
17.02	(20.59)	690,542	0.65 (i)	1.36	0.68 (i)	92	100
23.71	25.13	1,060,644	0.66 (i)	1.36	0.68 (i)	101	110
19.38	4.34	594,754	0.65 (i)	1.83	0.68 (i)	105	116
18.91	9.50	528,192	0.67 (i)	2.35	0.75 (i)	111	139
17.79	(1.58)	841,967	0.68 (i)	2.02	0.78 (i)	108	131
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	133

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Income Builder Fund
Class A
Six Months Ended April 30, 2023 (Unaudited)	$9.01	$0.23	$0.53	$0.76	$(0.24)	$—	$(0.24)
Year Ended October 31, 2022	11.62	0.41	(2.08)	(1.67)	(0.44)	(0.50)	(0.94)
Year Ended October 31, 2021	10.21	0.40	1.42	1.82	(0.41)	—	(0.41)
Year Ended October 31, 2020	10.73	0.38	(0.49)	(0.11)	(0.39)	(0.02)	(0.41)
Year Ended October 31, 2019	10.13	0.41	0.60	1.01	(0.41)	—	(0.41)
Year Ended October 31, 2018	10.62	0.42	(0.48)	(0.06)	(0.43)	—	(0.43)
Class C
Six Months Ended April 30, 2023 (Unaudited)	8.98	0.21	0.52	0.73	(0.21)	—	(0.21)
Year Ended October 31, 2022	11.58	0.36	(2.07)	(1.71)	(0.39)	(0.50)	(0.89)
Year Ended October 31, 2021	10.19	0.34	1.40	1.74	(0.35)	—	(0.35)
Year Ended October 31, 2020	10.70	0.32	(0.47)	(0.15)	(0.34)	(0.02)	(0.36)
Year Ended October 31, 2019	10.10	0.36	0.60	0.96	(0.36)	—	(0.36)
Year Ended October 31, 2018	10.59	0.37	(0.49)	(0.12)	(0.37)	—	(0.37)
Class I
Six Months Ended April 30, 2023 (Unaudited)	9.03	0.24	0.52	0.76	(0.24)	—	(0.24)
Year Ended October 31, 2022	11.64	0.43	(2.09)	(1.66)	(0.45)	(0.50)	(0.95)
Year Ended October 31, 2021	10.23	0.41	1.42	1.83	(0.42)	—	(0.42)
Year Ended October 31, 2020	10.74	0.39	(0.48)	(0.09)	(0.40)	(0.02)	(0.42)
Year Ended October 31, 2019	10.14	0.43	0.60	1.03	(0.43)	—	(0.43)
Year Ended October 31, 2018	10.63	0.44	(0.49)	(0.05)	(0.44)	—	(0.44)
Class R6
Six Months Ended April 30, 2023 (Unaudited)	9.03	0.24	0.53	0.77	(0.25)	—	(0.25)
Year Ended October 31, 2022	11.64	0.44	(2.09)	(1.65)	(0.46)	(0.50)	(0.96)
Year Ended October 31, 2021	10.23	0.42	1.42	1.84	(0.43)	—	(0.43)
Year Ended October 31, 2020	10.74	0.40	(0.48)	(0.08)	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2019	10.14	0.43	0.61	1.04	(0.44)	—	(0.44)
November 1, 2017 (f) through October 31, 2018	10.64	0.46	(0.51)	(0.05)	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Funds	April 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$9.53	8.46%	$4,483,486	0.73%	4.92%	1.02%	32%
9.01	(15.40)	4,354,310	0.75	4.04	1.02	56
11.62	17.94	5,328,533	0.75	3.47	1.02	72
10.21	(1.01)	4,132,310	0.74	3.65	1.02	64
10.73	10.20	3,678,891	0.74	3.90	1.05	48
10.13	(0.67)	3,386,949	0.75	4.02	1.07	59

9.50	8.22	1,146,089	1.23	4.41	1.52	32
8.98	(15.80)	1,284,317	1.25	3.50	1.52	56
11.58	17.18	2,146,228	1.25	2.95	1.52	72
10.19	(1.42)	2,497,469	1.24	3.16	1.52	64
10.70	9.67	3,814,158	1.24	3.43	1.55	48
10.10	(1.17)	4,114,927	1.25	3.52	1.57	59

9.55	8.53	3,938,039	0.58	5.06	0.77	32
9.03	(15.24)	4,142,959	0.60	4.18	0.77	56
11.64	18.08	5,728,166	0.60	3.61	0.76	72
10.23	(0.76)	4,930,991	0.59	3.80	0.77	64
10.74	10.35	5,672,266	0.59	4.08	0.80	48
10.14	(0.52)	4,445,260	0.60	4.17	0.81	59

9.55	8.57	401,414	0.50	5.15	0.52	32
9.03	(15.16)	392,531	0.51	4.29	0.52	56
11.64	18.18	476,037	0.51	3.69	0.51	72
10.23	(0.68)	508,648	0.51	3.90	0.52	64
10.74	10.44	354,830	0.51	4.15	0.55	48
10.14	(0.51)	212,657	0.50	4.37	0.57	59
SEE NOTES TO FINANCIAL STATEMENTS.

April 30, 2023	J.P. Morgan Funds	135

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 2 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Global Allocation Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan Income Builder Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Global Allocation Fund (“Global Allocation Fund”) is to seek to maximize long-term total return.
The investment objective of JPMorgan Income Builder Fund (“Income Builder Fund”) is to seek to maximize income while maintaining prospects for capital appreciation.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the  "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee.  The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board.  The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds.  The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

136	J.P. Morgan Funds	April 30, 2023

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Funds at April 30, 2023.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Global Allocation Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Collateralized Mortgage Obligations	$—	$—	$— (a)	$— (a)
Commercial Mortgage-Backed Securities	—	4,988	—	4,988
Common Stocks
Australia	—	18,731	—	18,731
Austria	—	241	—	241
Belgium	—	4,153	—	4,153
Brazil	6,179	43	—	6,222
Canada	24,562	—	—	24,562
Chile	548	47	—	595
China	11,291	92,312	—	103,603
Denmark	—	16,208	—	16,208
Finland	—	5,686	—	5,686
France	—	81,446	—	81,446
Germany	—	39,814	—	39,814
Greece	—	458	—	458
Hong Kong	17	15,291	—	15,308
Hungary	—	469	—	469

April 30, 2023	J.P. Morgan Funds	137

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
India	$19,267	$—	$—	$19,267
Indonesia	—	8,588	—	8,588
Ireland	60	572	—	632
Israel	178	445	—	623
Italy	—	2,198	—	2,198
Japan	—	64,168	—	64,168
Jordan	—	26	—	26
Luxembourg	—	157	—	157
Macau	—	681	—	681
Mexico	10,279	—	—	10,279
Netherlands	400	35,440	—	35,840
New Zealand	—	248	—	248
Norway	—	606	—	606
Peru	910	—	—	910
Poland	—	1,014	—	1,014
Portugal	—	190	—	190
Russia	—	—	31	31
Saudi Arabia	—	1,865	—	1,865
Singapore	203	11,341	—	11,544
South Africa	2,426	3,201	—	5,627
South Korea	—	24,764	—	24,764
Spain	—	6,853	—	6,853
Sweden	—	12,713	—	12,713
Switzerland	148	16,246	—	16,394
Taiwan	22,935	13,893	—	36,828
Thailand	1,544	615	—	2,159
United Arab Emirates	—	—	—(b )	—(b )
United Kingdom	784	48,254	—	49,038
United States	831,410	40,016	355	871,781
Total Common Stocks	933,141	568,993	386	1,502,520
Convertible Preferred Stocks	—	—	585	585
Corporate Bonds	—	887,572	—	887,572
Exchange-Traded Funds	8,435	—	—	8,435
Foreign Government Securities	—	413,221	—	413,221
Investment Companies	153,202	—	—	153,202
Loan Assignments
United States	—	741	124	865
Preferred Stocks	—	—	33	33
Rights
Brazil	1	—	—	1
United States	—	—	22	22
Total Rights	1	—	22	23
Supranational	—	9,787	—	9,787
U.S. Treasury Obligations	—	51,884	—	51,884
Warrants
Luxembourg	—	230	—	230
Netherlands	—	3,050	—	3,050
Switzerland	—	1,569	—	1,569

138	J.P. Morgan Funds	April 30, 2023

Global Allocation Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
United Kingdom	$—	$—	$18	$18
United States	—	—	4	4
Total Warrants	—	4,849	22	4,871
Short-Term Investments
Investment Companies	58,029	—	—	58,029
Investment of Cash Collateral from Securities Loaned	36,171	—	—	36,171
Total Short-Term Investments	94,200	—	—	94,200
Total Investments in Securities	$1,188,979	$1,942,035	$1,172	$3,132,186
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5,366	$—	$5,366
Futures Contracts	33,609	2	—	33,611
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(5,886)	—	(5,886)
Futures Contracts	(5,292)	—	—	(5,292)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$28,317	$(518)	$—	$27,799

(a)	Amount rounds to less than one thousand.
(b)	Value is zero.
There were no significant transfers into or out of level 3 for the six months ended April 30, 2023.
Income Builder Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$3,065	$—	$3,065
United States	—	104,310	20,977	125,287
Total Asset-Backed Securities	—	107,375	20,977	128,352
Collateralized Mortgage Obligations
Bermuda	—	2,916	—	2,916
United States	—	361,787	— (a)	361,787
Total Collateralized Mortgage Obligations	—	364,703	— (a)	364,703
Commercial Mortgage-Backed Securities	—	401,396	—	401,396
Common Stocks
Australia	—	77,934	—	77,934
Austria	—	7,705	—	7,705
Belgium	—	12,080	—	12,080
Brazil	30,398	1,417	—	31,815
Canada	195,104	—	—	195,104
Cayman Islands	—	—	—(a )	—(a )
Chile	6,033	—	—	6,033
China	9,434	188,727	—	198,161
Denmark	—	28,583	—	28,583
Egypt	2,415	—	—	2,415

April 30, 2023	J.P. Morgan Funds	139

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Finland	$—	$56,318	$—	$56,318
France	—	147,370	—	147,370
Germany	—	122,515	—	122,515
Hong Kong	—	45,553	—	45,553
India	15,850	15,426	—	31,276
Indonesia	—	37,647	—	37,647
Ireland	—	3,974	—	3,974
Israel	—	908	—	908
Italy	—	79,448	—	79,448
Japan	—	158,450	—	158,450
Luxembourg	—	1,290	7,014	8,304
Mexico	44,832	—	—	44,832
Netherlands	—	61,816	—	61,816
New Zealand	—	8,479	—	8,479
Norway	2,591	30,118	—	32,709
Poland	—	8,156	—	8,156
Portugal	1,536	10,558	—	12,094
Russia	—	—	106	106
Saudi Arabia	—	5,901	—	5,901
Singapore	—	39,311	—	39,311
South Africa	23,043	28,179	—	51,222
South Korea	1,386	87,485	—	88,871
Spain	2,273	98,482	—	100,755
Sweden	—	49,036	—	49,036
Switzerland	—	51,963	—	51,963
Taiwan	11,533	99,179	—	110,712
Thailand	13,248	—	—	13,248
United Kingdom	13,948	245,003	—	258,951
United States	1,460,664	105,004	9,541	1,575,209
Total Common Stocks	1,834,288	1,914,015	16,661	3,764,964
Convertible Bonds
Australia	—	1,013	—	1,013
Belgium	—	450	—	450
Canada	—	598	—	598
China	—	5,425	—	5,425
France	—	2,143	—	2,143
Germany	—	1,899	—	1,899
Israel	—	1,453	—	1,453
Mexico	—	468	—	468
New Zealand	—	772	—	772
Singapore	—	978	—	978
South Korea	—	915	—	915
Spain	—	1,056	—	1,056
Switzerland	—	594	—	594
United Arab Emirates	—	1,705	—	1,705
United Kingdom	—	3,367	—	3,367
United States	—	29,240	2,061	31,301

140	J.P. Morgan Funds	April 30, 2023

Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Vietnam	$—	$305	$—	$305
Total Convertible Bonds	—	52,381	2,061	54,442
Convertible Preferred Stocks
United States	7,705	—	7,436	15,141
Corporate Bonds
Australia	—	12,365	—	12,365
Austria	—	1,196	—	1,196
Azerbaijan	—	2,499	—	2,499
Bahrain	—	1,379	—	1,379
Belgium	—	2,629	—	2,629
Brazil	—	3,375	—	3,375
Canada	—	165,865	—	165,865
China	—	36,070	—	36,070
Colombia	—	1,900	—	1,900
Denmark	—	4,606	—	4,606
Finland	—	8,196	—	8,196
France	—	88,662	—	88,662
Germany	—	16,440	—	16,440
Guatemala	—	1,067	—	1,067
Hong Kong	—	12,983	—	12,983
India	—	24,338	—	24,338
Indonesia	—	14,613	—	14,613
Ireland	—	18,371	—	18,371
Israel	—	1,071	—	1,071
Italy	—	9,632	—	9,632
Japan	—	17,525	—	17,525
Kazakhstan	—	2,675	—	2,675
Luxembourg	—	22,494	—	22,494
Macau	—	12,639	—	12,639
Malaysia	—	565	—	565
Mexico	—	15,158	—	15,158
Morocco	—	396	—	396
Netherlands	—	42,905	—	42,905
Norway	—	7,158	—	7,158
Panama	—	828	—	828
Paraguay	—	261	—	261
Peru	—	1,418	—	1,418
Philippines	—	5,649	—	5,649
Singapore	—	1,253	—	1,253
South Africa	—	3,127	—	3,127
South Korea	—	754	—	754
Spain	—	30,326	—	30,326
Sweden	—	5,138	—	5,138
Switzerland	—	36,160	—	36,160
Thailand	—	4,541	—	4,541
United Arab Emirates	—	1	—	1
United Kingdom	—	146,026	—	146,026
United States	—	2,446,271	3	2,446,274

April 30, 2023	J.P. Morgan Funds	141

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Income Builder Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Uzbekistan	$—	$1,087	$—	$1,087
Total Corporate Bonds	—	3,231,612	3	3,231,615
Equity Linked Notes	—	105,792	—	105,792
Exchange-Traded Funds	771,778	—	—	771,778
Foreign Government Securities	—	103,447	—	103,447
Loan Assignments
Canada	—	456	—	456
France	—	2,882	—	2,882
Germany	—	2,468	—	2,468
Ireland	—	512	—	512
Luxembourg	—	10,449	—	10,449
Netherlands	—	943	—	943
United States	—	200,746	797	201,543
Total Loan Assignments	—	218,456	797	219,253
Mortgage-Backed Securities	—	914	—	914
Preferred Stocks
United States	49,263	—	1,882	51,145
Rights
Luxembourg	—	—	1	1
Singapore	—	2	—	2
United States	—	—	622	622
Total Rights	—	2	623	625
U.S. Government Agency Securities	—	9,828	—	9,828
U.S. Treasury Obligations	—	143,348	—	143,348
Warrants
United Kingdom	—	—	951	951
United States	—	— (a)	30	30
Total Warrants	—	— (a)	981	981
Short-Term Investments
Certificates of Deposits	—	5,506	—	5,506
Commercial Paper	—	122,417	—	122,417
Investment Companies	501,910	—	—	501,910
Investment of Cash Collateral from Securities Loaned	166,042	—	—	166,042
U.S. Treasury Obligations	—	5,883	—	5,883
Total Short-Term Investments	667,952	133,806	—	801,758
Total Investments in Securities	$3,330,986	$6,787,075	$51,421	$10,169,482
Appreciation in Other Financial Instruments
Futures Contracts	$90,435	$—	$—	$90,435
Depreciation in Other Financial Instruments
Futures Contracts	(22,018)	—	—	(22,018)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$68,417	$—	$—	$68,417

(a)	Amount rounds to less than one thousand.

142	J.P. Morgan Funds	April 30, 2023

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
Income Builder Fund	Balance as of October 31, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2023
Investments in Securities:
Asset-Backed Securities	$84,575	$(292)	$557	$14	$—	$(21,395)	$8,133	$(50,615)	$20,977
Collateralized Mortgage Obligations	144,403	(9)	322	— (a)	5,171	(16,254)	—	(133,633)	— (a)
Commercial Mortgage-Backed Securities	269,605	(8,404)	9,056	7	—	(38,122)	—	(232,142)	—
Common Stocks	9,550	423	(2,133)	—	—	(425)	9,246	—	16,661
Convertible Bonds	2,040	—	21	—	—	—	—	—	2,061
Convertible Preferred Stocks	7,100	—	336	—	—	—	—	—	7,436
Corporate Bonds	17	—	—	—	—	—	—	(14)	3
Loan Assignments	2,697	—	621	60	963	(3,544)	—	—	797
Preferred Stocks	2,537	—	(655)	—	—	—	—	—	1,882
Rights	622	—	1	—	—	—	—	—	623
Warrants	2,162	—	(1,181)	—	—	—	—	—	981
Total	$525,308	$(8,282)	$6,945	$81	$6,134	$(79,740)	$17,379	$(416,404)	$51,421

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at April 30, 2023, which were valued using significant unobservable inputs (level 3) amounted to $(3,691). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
For the six months ended April 30, 2023, transfers in and out of level 3 were the result of decreased or increased transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain inputs used by Pricing Services or the Valuation Designee, as applicable, in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
The significant unobservable inputs used in the fair value measurement of the Funds' investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Income Builder Fund
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at April 30, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$- (b )	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
			Liquidity Discount	30.00% (30.00%)
Common Stocks	- (b )
	- (b )	Market Comparable Companies	Liquidity Discount	30.00% (30.00%)

Preferred Stocks	- (b )
	2,494	Discounted Cash Flow	Constant Prepayment Rate	18.00% - 30.00% (27.42%)

April 30, 2023	J.P. Morgan Funds	143

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Fair Value at April 30, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
			Constant Default Rate	5.00% - 11.00% (9.71%)
			Yield (Discount Rate of Cash Flows)	8.20% - 9.64% (8.51%)

Asset-Backed Securities	2,494
	16	Terms of Restructuring	Expected Recovery	10.90% (10.90%)

Loan Assignments	16
	2,061	Term of Restructuring	Liquidation Preference	71.43x (71.43x)

Convertible Bonds	2,061
	1	Pending Distribution Amount	Expected Recovery	$0.01 ($0.01)

Rights	1
Total	$4,572

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services.  At April 30, 2023, the value of these investments was $46,849. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of April 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The  invest in loan assignments of all or a portion of the loans. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund's rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

144	J.P. Morgan Funds	April 30, 2023

D. Unfunded Commitments — Income Builder Fund entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Funds to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Funds may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statements of Operations.
At April 30, 2023, Income Builder Fund had the following loan commitments outstanding in which all or a portion of the commitments was unfunded which could be extended at the options of the borrower:
				Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Maturity Date	Commitment Fee Rate	Rate if Funded	Par Amount	Value	Par Amount	Value	Par Amount	Value
Income Builder Fund
Moran Foods LLC, 1st Lien Super Senior Delayed Term Loan	06/30/2026	7.000%	0.000%	$483	$483	$—	$—	$483	$483
E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Income Builder Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
The Funds may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a fund is held in a segregated account at the Fund's custodian bank and is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Funds' Statements of Assets and Liabilities.
Income Builder Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of April 30, 2023, which are shown as a Receivable for Investment securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively,  on the Statements of Assets and Liabilities. The values of these securities held at April 30, 2023 are detailed on the SOIs, if any.
F. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

April 30, 2023	J.P. Morgan Funds	145

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Global Allocation Fund	$35,251	$(35,251)	$—
Income Builder Fund	159,198	(159,198)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended April 30, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Global Allocation Fund	$2
Income Builder Fund	7
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Global Allocation Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Income Fund Class R6 Shares (a)	$146,493	$4,010	$—	$—	$2,699	$153,202	18,436	$4,125	$—
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	282,824	1,232,126	1,456,975	49	5	58,029	58,012	2,690	—

146	J.P. Morgan Funds	April 30, 2023

Global Allocation Fund (continued)
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	$45,756	$164,002	$178,000	$7 *	$(9)	$31,756	31,753	$852 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	5,399	108,402	109,386	—	—	4,415	4,415	130 *	—
Total	$480,472	$1,508,540	$1,744,361	$56	$2,695	$247,402		$7,797	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Income Builder Fund
For the six months ended April 30, 2023
Security Description	Value at October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2023	Shares at April 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Equity Premium Income ETF (a)	$292,788	$467,784	$—	$—	$11,206	$771,778	13,931	$23,442	$—
JPMorgan Prime Money Market Fund Class IM Shares, 4.95% (a) (b)	47,930	364,601	348,717	9	— (c)	63,823	63,804	1,004	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.88% (a) (b)	407,567	3,865,974	3,835,480	26	— (c)	438,087	437,955	6,456	—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.01% (a) (b)	147,949	207,000	207,000	109 *	(109)	147,949	147,934	3,565 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.78% (a) (b)	29,510	210,199	221,616	—	—	18,093	18,093	461 *	—
Total	$925,744	$5,115,558	$4,612,813	$144	$11,097	$1,439,730		$34,928	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
H. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

April 30, 2023	J.P. Morgan Funds	147

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
I. Derivatives — The Funds used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with their respective investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.
The Funds may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Funds.
Notes I(1) - I(3) below describe the various derivatives used by the Funds.
(1) Options — Global Allocation Fund purchased put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.
Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options Purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subjects the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

148	J.P. Morgan Funds	April 30, 2023

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Futures Contracts — The Funds used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(3) Forward Foreign Currency Exchange Contracts — Global Allocation Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of its investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rates of the underlying currencies. Changes in the value of these contracts are recorded as Change in net unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(4) Summary of Derivatives Information —The following tables present the value of derivatives held as of April 30, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
	Global Allocation Fund	Income Builder Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$19,785	$—
Unrealized Depreciation on Futures Contracts *	—	(22,018)
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	9,733	—
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	5,366	—
Unrealized Depreciation on Futures Contracts *	(4,533)	—
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(5,886)	—

April 30, 2023	J.P. Morgan Funds	149

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Global Allocation Fund	Income Builder Fund
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$4,093	$90,435
Unrealized Depreciation on Futures Contracts *	(759)	—
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	28,319	68,417
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(520)	—

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the six months ended April 30, 2023, by primary underlying risk exposure:
	Global Allocation Fund	Income Builder Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(28,535)	$(30,120)
Purchased Options	(11,484)	—
Foreign Exchange Rate Risk Exposure:
Futures Contracts	12,911	—
Forward Foreign Currency Exchange Contracts	(52,119)	—
Interest Rate Risk Exposure:
Futures Contracts	242	(107,662)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(756)	(55,130)
Foreign Exchange Rate Risk Exposure:
Futures Contracts	19,276	—
Forward Foreign Currency Exchange Contracts	(6,911)	—
Interest Rate Risk Exposure:
Futures Contracts	20,677	196,014
Derivatives Volume
The table below discloses the volume of the Funds' options, futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):
	Global Allocation Fund	Income Builder Fund
Futures Contracts:
Average Notional Balance Long	$1,221,381	$2,496,002
Average Notional Balance Short	(411,267)	(660,731)
Ending Notional Balance Long	1,545,982	3,054,890
Ending Notional Balance Short	(114,477)	(385,466)

150	J.P. Morgan Funds	April 30, 2023

	Global Allocation Fund	Income Builder Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$(305,155)	$—
Average Settlement Value Sold	900,668	—
Ending Settlement Value Purchased	(219,365)	—
Ending Settlement Value Sold	926,924	—
Exchange-Traded Options:
Average Number of Contracts Purchased	7,346	—
The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding options, non-deliverable forward foreign currency exchange contracts and/or OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.F), otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in a separate segregated account maintained by JPMCB, an affiliate of the Funds. These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.
The Funds' derivatives contracts held at April 30, 2023 are not accounted for as hedging instruments under GAAP.
J. Equity-Linked Notes — Income Builder Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realize a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of April 30, 2023, Income Builder Fund had outstanding ELNs as listed on the SOIs.
K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
L. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended April 30, 2023 are as follows:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Global Allocation Fund
Transfer agency fees	$11	$8	$9	$1	$—(a )	$—(a )	$—(a )	$4	$33

April 30, 2023	J.P. Morgan Funds	151

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Income Builder Fund
Transfer agency fees	$56	$19	$24	n/a	n/a	n/a	n/a	$4	$103

(a)	Amount rounds to less than one thousand.
M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of April 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
N. Foreign Taxes —The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

152	J.P. Morgan Funds	April 30, 2023

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly for Income Builder Fund and declared and paid at least quarterly for Global Allocation Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.55%
Income Builder Fund	0.42
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2023, the effective annualized rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of each Fund do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Global Allocation Fund	0.25%	0.75%	0.50%	0.25%
Income Builder Fund	0.25	0.75	n/a	n/a
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Global Allocation Fund	$10	$—(a )
Income Builder Fund	73	1

(a)	Amount rounds to less than one thousand.

April 30, 2023	J.P. Morgan Funds	153

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
Income Builder Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Global Allocation Fund	1.03%	1.53%	0.78%	1.40%	1.15%	0.90%	0.75%	0.65%
Income Builder Fund	0.75	1.25	0.60	n/a	n/a	n/a	n/a	0.52
The expense limitation agreements were in effect for the six months ended April 30, 2023 and are in place until at least February 28, 2024.
For the six months ended April 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Global Allocation Fund	$316	$211	$1,557	$2,084	$3
Income Builder Fund	207	138	10,615	10,960	801
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2023 were as follows:

Global Allocation Fund	$153
Income Builder Fund	313

154	J.P. Morgan Funds	April 30, 2023

JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended April 30, 2023 the amount of these reimbursements were as follows:

Global Allocation Fund	$1
Income Builder Fund	2
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended April 30, 2023, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended April 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Allocation Fund	$1,921,042	$2,042,998	$49,745	$51,149
Income Builder Fund	2,950,599	3,838,452	126,767	51,491
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund	$2,822,432	$431,594	$94,041	$337,553
Income Builder Fund	10,207,198	816,860	786,159	30,701
At October 31, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Global Allocation Fund	$191,161	$134,955
Income Builder Fund	344,843	120,953
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

April 30, 2023	J.P. Morgan Funds	155

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended April 30, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 9, 2022, the Credit Facility was amended and restated for a term of 364 days, unless extended, and included a change in the interest associated with any borrowing as mentioned above.
The Funds did not utilize the Credit Facility during the six months ended April 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of April 30, 2023, the Funds had  individual shareholder and/or affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Global Allocation Fund	—	— %	2	22.1%
Income Builder Fund	1	16.4	3	35.6
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
The Funds are subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates.  If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Funds invest in variable and floating rate loans and other variable and floating rate securities. Although these investments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.  The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Funds are subject to credit risk. The Funds' investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Funds' investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Funds' securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an

156	J.P. Morgan Funds	April 30, 2023

increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as "junk bonds"). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors' claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.
Global Allocation Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of April 30, 2023, a significant portion of each Fund's investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Funds to value accurately. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Funds do not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Funds may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Funds to risks of mispricing or improper valuation.
The Funds are subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds.
The Funds invest in foreign issuers and foreign securities (including depositary receipts) that are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” a Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely.
Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were  perceived as comparatively stable becoming riskier and more volatile.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments,

April 30, 2023	J.P. Morgan Funds	157

NOTES TO FINANCIAL STATEMENTS
AS OF April 30, 2023 (Unaudited) (continued)
(Dollar values in thousands)
their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

158	J.P. Morgan Funds	April 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds  (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2022, and continued to hold your shares at the end of the reporting period, April 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Allocation Fund
Class A
Actual	$1,000.00	$1,096.00	$5.25	1.01%
Hypothetical	1,000.00	1,019.79	5.06	1.01
Class C
Actual	1,000.00	1,092.80	7.84	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class I
Actual	1,000.00	1,097.30	3.95	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76
Class R2
Actual	1,000.00	1,094.00	7.16	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R3
Actual	1,000.00	1,095.40	5.87	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class R4
Actual	1,000.00	1,096.30	4.57	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R5
Actual	1,000.00	1,096.70	3.80	0.73
Hypothetical	1,000.00	1,021.18	3.66	0.73
Class R6
Actual	1,000.00	1,097.70	3.28	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

April 30, 2023	J.P. Morgan Funds	159

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Income Builder Fund
Class A
Actual	$1,000.00	$1,084.60	$3.77	0.73%
Hypothetical	1,000.00	1,021.18	3.66	0.73
Class C
Actual	1,000.00	1,082.20	6.35	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class I
Actual	1,000.00	1,085.30	3.00	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R6
Actual	1,000.00	1,085.70	2.59	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

160	J.P. Morgan Funds	April 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

April 30, 2023	J.P. Morgan Funds	161

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. April 2023.
SAN-IB-GAL-423

ITEM 2. CODE OF ETHICS.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 5, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
July 5, 2023